UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-6618

FIRST INVESTORS EQUITY FUNDS

(Exact name of registrant as specified in charter)

40 Wall Street

New York, NY 10005

(Address of principal executive offices) (Zip code)

Joseph I. Benedek

Foresters Investment Management Company, Inc.

Raritan Plaza I

Edison, NJ 08837-3620

(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2019

Item 1. Reports to Stockholders

The annual report to stockholders follows

First Investors Funds

Income Funds
■ Floating Rate
■ Fund For Income
■ Government Cash Management
■ International Opportunities Bond
■ Investment Grade
■ Limited Duration Bond
■ Strategic Income

Equity Funds
■ Covered Call Strategy
■ Equity Income
■ Global
■ Growth & Income
■ Hedged U.S. Equity Opportunities
■ International
■ Opportunity
■ Premium Income
■ Select Growth
■ Special Situations
■ Total Return

Beginning on or about June 1, 2021, copies of your Fund’s shareholder reports will not automatically be sent to you by mail. Please see inside the front cover for important information.

Annual Report September 30, 2019

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-423-4026. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Government Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results. There is no guarantee that a Fund’s investment objective will be achieved.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 1-800-423-4026. Investors should read the prospectus and the summary prospectus carefully before investing.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The funds are governed by U.S. laws and regulations

Foresters FinancialTM and ForestersTM are the trade names and trademarks of The Independent Order of Foresters (Foresters), a fraternal benefit society, 789 Don Mills Road, Toronto, Canada M3C 1T9 and its subsidiaries.

Understanding Your Fund’s Expenses (unaudited)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only) and a contingent deferred sales charge on redemptions (on Class B shares and, under certain circumstances when a Class A load was waived, on Class A shares); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1) (on Class A and Class B shares only); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2019, and held for the entire six-month period ended September 30, 2019. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from a Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares of a Fund, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads) or account fees that are charged to certain types of accounts, such as an annual custodial fee of $15 for certain IRA accounts and certain other retirement accounts or an annual custodial fee of $30 for 403(b) custodial accounts (subject to exceptions and certain waivers as described in the Funds’ Statement of Additional Information). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

Portfolio Manager’s Letter

FLOATING RATE FUND

Dear Investor:

This is the annual report for the First Investors Floating Rate Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 2.71% for Class A shares, 2.72% for Advisor Class shares and 3.21% for Institutional Class shares, including dividends of 38.5 cents per share on Class A shares, 40.6 cents per share on Advisor Class shares and 42.2 cents per share on Institutional Class shares.

The Markets

The Fund’s fiscal year through September 30, 2019 launched with a sharp turn into murkier waters. After an optimistic early 2018, starting in mid-October, risk assets experienced significant declines initially on Federal Reserve (“Fed”) tightening, but—by the end of the period— on weaker U.S. economic data which softened hawkish rate language from the Fed and caused markets to sharply reduce their view on rate increases for 2019. The constant, underlying source of market unease permeating the quarter, however, was political, with investors questioning the outcome of the U.S. elections and their impact on trade wars with China and on Congressional budgets. Even global political disarray, including failure of the U.K. government to hold a Brexit vote, ongoing budget wrangling between Italy and the European Central Bank, the election of populist leaders in Latin America, and rioting in Paris over increased fuel taxes, impacted domestic U.S. markets. Some of these issues would settle but others—particularly trade war headlines, Brexit uncertainty, and, increasingly—falling oil prices in an environment of lower global growth—would continue to cloud the investment horizon at intervals throughout the year even if, in the end, there were no real storms.

In this late 2018 environment, high yield declined, with more equity-like portions of the market—those rated CCC and below—declining most (and with actual equity markets declining by a multiple of the declines seen in high yield). Syndicated loans which comprise this portfolio managed to stay resilient for October and November as investors continued to worry about future rate increases, but capitulated to the general swoon in lower rated credit in December. Higher-rated fixed income performed as one might have expected with Treasurys attracting assets (and rallying in price) in a flight to quality and outperforming all other segments of the bond (or loan) market.

While the Fed had clearly telegraphed that it would raise rates at the December meeting, an equity market downdraft in early December and public remarks from President Trump pressing the Fed not to raise rates gave some investors the (false) impression the Fed might pause. While the Fed did raise in December, markets correctly interpreted that future Fed increases were off the table and that the Fed would face increasing pressure throughout 2019 to lower fast enough and far enough to support growth (and, by extension, asset prices) when corporate tax relief stimulus and quantitative easing were running out of steam. This shift in sentiment set all bond markets, but particularly interest rate-sensitive investment grade markets, off and running. While loan markets performed well to in the New Year, loan market flows had entered a period of outflows as investors no longer feared rate increases. Also, as loans had maintained their value better than similarly-rated high yield in the fourth quarter of 2018, they had just a little less “bounce” in them in the New Year. More significantly, in the absence of rate pressure, loans (and high yield bonds alike) lagged Treasurys and higher-rated, more U.S. Treasury-sensitive investment grade over 2019.

We note one interesting trend for the loan market vs. high yield bonds over the period; namely, returns were more evenly distributed across the loan market. High yield was particularly challenged by the performance of its energy related bonds as oil prices fell, even as OPEC worked credibly to limit supply in the face of softer global economic data. As in late 2014 and 2015, the energy sector saw an uptick in high yield defaults or anticipated restructuring processes. For better or worse, the U.S. loan market has just not included many energy company issuers—typically less than 2% of the market versus the 15% of the U.S. high yield market comprised of energy bonds.

The Fund

In fiscal year 2019, the Fund returned attractively, delivering gross performance higher than that of the benchmark. Net performance, after deduction of fees and expenses, was lower than the benchmark. The Fund gained most against the index through better preservation of capital in the fourth quarter of 2018 and the third quarter of 2019.

Through the period, the Fund’s positioning vs. market peers improved. While we had, before the period, expanded the investment target universe slightly to include the potential for lower-rated loans, we continued to focus on loans we perceived to be of generally higher credit quality. For example, in the fourth quarter, while we expanded exposure to B rated loans, we remained underweight in the market in lower rated CCC—a strategy which helped outperformance during the fourth quarter market downdraft, but disadvantaged the portfolio modestly during the first quarter’s market bounce and beyond. Starting in the second quarter, the market faced significant headwinds not from the market, but from a series of large redemptions that forced sales and moved much of the Fund to cash in a rising market. We overcame most—but not all—of this drag on performance through strong credit selection, as well as through strong performance of the small percentage of high yield bonds we continued to hold in the portfolio for performance and liquidity. From an industry perspective, we focused on judiciously reducing exposure to cyclicals over the year. An underweight in more speculative IT and retail sectors hurt the Fund relative to the market in the first quarter of 2019 snap back, but rewarded the Fund thereafter. The Fund also exhibited strong credit selection in metals and mining and financials. Healthcare, where we were overweight, helped relative performance early in the period, but became a headwind as the year aged, even as we reduced exposure.

Thank you for placing your trust in Foresters Financial. As always, we have appreciated the opportunity to serve your investment needs for the past decade.

Sincerely,

Bryan Petermann
Portfolio Manager
Muzinich & Co., Inc.

October 4, 2019

Fund Expenses (unaudited)

FLOATING RATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.10%
Actual		$1,000.00	$1,024.49	$ 5.58
Hypothetical**		$1,000.00	$1,019.55	$ 5.57
Advisor Class Shares	0.90%
Actual		$1,000.00	$1,023.54	$ 4.57
Hypothetical**		$1,000.00	$1,020.56	$ 4.56
Institutional Class Shares	0.76%
Actual		$1,000.00	$1,027.36	$ 3.86
Hypothetical**		$1,000.00	$1,021.26	$ 3.85

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

FLOATING RATE FUND

Comparison of change in value of $10,000 investment in the First Investors Floating Rate Fund (Class A shares) and the Credit Suisse Leveraged Loan Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	Credit Suisse Leveraged Loan Index
One Year	2.71%	2.72%	3.21%	3.11%
Five Years	2.72%	2.90%	3.17%	4.11%
Since Inception**	2.47%	2.67%	2.89%	4.12%

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	0.13%	2.72%	3.21%
Five Years	2.20%	2.90%	3.17%
Since Inception**	2.03%	2.67%	2.89%
S.E.C. 30-Day Yield***	3.88%	3.78%	4.28%

The graph compares a $10,000 investment in the First Investors Floating Rate Fund (Class A shares) beginning 10/21/13 (commencement of operations) with a theoretical investment in the Credit Suisse Leveraged Loan Index (the “Index”). The Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans included in the Index must be issued from companies in developed countries, rated below investment grade by at least one ratings provider, and be fully funded term loans with a remaining term of at least one year. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance will be

Cumulative Performance Information (unaudited) (continued)

FLOATING RATE FUND

greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 2.50% and assume the current sales charge of 2.50% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Since Inception would have been 2.07% and 1.85%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for Five Years and Since Inception would have been 2.86% and 2.61%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 3.18%, 3.08% and 2.74%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 4.26%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Credit Suisse and all other figures are from Foresters Investment Management Company, Inc.

**     The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 10/21/13 (commencement of operations).

***    The S.E.C. 30-Day Yield shown is for September 2019.

Portfolio of Investments

FLOATING RATE FUND

September 30, 2019

Principal Amount	Security	Value
	LOAN PARTICIPATIONS†—91.9%
	Aerospace/Defense—.9%
	TransDigm, Inc.:
$497M	4.5435%, 8/22/2022	$496,229
497M	4.5435%, 5/30/2025	496,074
		992,303
	Automotive—2.1%
1,250M	Panther BF Aggregator 2, LP, 3.5%, 4/30/2026 (a)	1,241,150
247M	Superior Industries International, Inc., 6.0435%, 5/22/2024	236,849
736M	Trico Group, LLC, 9.1043%, 2/2/2024	722,047
		2,200,046
	Building Materials—.6%
741M	Yak Access, LLC, 7.0434%, 7/11/2025	681,266
	Chemicals—4.5%
	Flint Group:
100M	5.2827%, 9/6/2021	85,121
604M	5.2827%, 9/7/2021	514,907
398M	MacDermid, Inc., 4.2935%, 1/30/2026	399,898
1,194M	Messer Industries USA, Inc., 4.8298%, 3/2/2026	1,192,322
1,493M	Perstorp Holding AB, 6.8543%, 4/6/2026	1,414,144
365M	PQ Group Holdings, Inc., 4.7555%, 2/7/2025	366,665
750M	Univar USA, Inc., 4.5435%, 7/1/2024	753,750
		4,726,807
	Consumer Durables—1.1%
1,221M	TGP Holdings III, LLC, 6.2934%, 9/25/2024	1,171,829
	Consumer Non-Durables—1.9%
777M	Energizer Holdings, Inc., 4.375%, 12/17/2025	776,962
497M	frontdoor, inc., 4.5625%, 8/14/2025	495,622

Portfolio of Investments (continued)

FLOATING RATE FUND

September 30, 2019

Principal Amount	Security	Value
	Consumer Non-Durables (continued)
	Safety Products:
$617M	6.5434%, 6/29/2026	$615,870
75M	1%, 6/29/2026 (a)	75,294
		1,963,748
	Energy—.9%
746M	Consolidated Energy Finance SA, 4.5472%, 5/7/2025	725,701
247M	Triton Solar U.S Acquisition Co, 8.0434%, 10/29/2024	232,642
		958,343
	Financial Services—2.9%
696M	Alliant Holdings Intermediate, LLC, 5.0536%, 5/9/2025	685,156
995M	NFP Corp., 5.0434%, 1/8/2024	979,031
700M	Teneo Holdings, LLC, 7.2886%, 7/14/2025	670,250
744M	USI Holdings Corp., 5.1043%, 5/16/2024	732,899
		3,067,336
	Financials—7.4%
1,244M	Acrisure, LLC, 5.8486%, 11/22/2023	1,229,711
1,243M	AssuredPartners, Inc., 5.5435%, 10/22/2024	1,238,931
497M	Paysafe, LLC, 5.2935%, 1/3/2025	496,853
	Sedgwick Claims Management Services, Inc.:
497M	5.2935%, 12/31/2025	490,031
499M	6.0435%, 8/10/2026	500,074
675M	Sunshine Luxembourg VII Sarl., 6.3486%, 7/17/2026 (a)	678,655
1,244M	TransUnion, LLC, 4.0435%, 6/19/2025	1,249,921
1,250M	Travelport Finance Luxembourg, 7.1043%, 5/29/2026	1,134,375
725M	VFH Parent, LLC, 6.0437%, 3/2/2026	727,041
		7,745,592
	Food/Beverage/Tobacco—3.7%
360M	Chobani, LLC, 5.5434%, 10/9/2023	356,867
247M	Dole Food Co., Inc., 4.795%, 4/6/2024	243,956
1,244M	Hearthside Food Holdings, LLC, 5.731%, 5/23/2025	1,172,190

Principal Amount	Security	Value
	Food/Beverage/Tobacco (continued)
$746M	HLF Financing Sarl, LLC, 5.2935%, 8/18/2025	$750,272
250M	Refresco BV, 5.4081%, 1/22/2025	251,043
497M	Sigma Bidco BV, 5.3198%, 7/2/2025	496,232
575M	US Foods, Inc., 4.0435%, 8/17/2026	577,757
		3,848,317
	Food/Drug—.7%
700M	Curium BidCo Sarl, 6.0996%, 6/26/2026	699,125
	Forest Products/Containers—2.0%
1,247M	Berry Global, Inc., 4.549%, 7/1/2026	1,254,861
825M	Liqui-Box Corp., 4.5%, 6/3/2026 (a)	818,813
		2,073,674
	Gaming/Leisure—6.4%
697M	AMC Entertainment Holdings, Inc., 5.23%, 4/22/2026	699,481
923M	Boyd Gaming Corp., 4.1661%, 9/15/2023	926,990
1,244M	Casablanca U.S. Holdings, Inc., 6.2555%, 3/29/2024	1,206,376
748M	Caesars Entertainment Operating Co., LLC, 4.7935%, 12/23/2024	744,472
250M	Diamond Sports Group, LLC, 5.3%, 8/24/2026	251,563
1,000M	Dorna Sports SL, 5.1997%, 4/12/2024	995,625
232M	Eldorado Resorts, Inc., 3.5351%, 4/17/2024	231,564
248M	Lakeland Tours, 5.8951%, 12/16/2024	249,351
499M	Six Flags Theme Parks, Inc., 4.05%, 4/17/2026	499,790
692M	Stars Group Holdings BV, 5.6043%, 7/10/2025	695,953
249M	Station Casinos, LLC, 4.55%, 6/8/2023	250,102
		6,751,267
	Health Care—10.6%
1,244M	Air Methods Corp., 5.6043%, 4/22/2024	1,013,564
449M	Auris Luxembourg III Sarl, 5.7934%, 2/23/2026	446,347
1,244M	Envision Healthcare Corp., 5.7935%, 10/10/2025	1,016,753

Portfolio of Investments (continued)

FLOATING RATE FUND

September 30, 2019

Principal Amount	Security	Value
	Health Care (continued)
	Heartland Dental, LLC:
$913M	5.7935%, 4/30/2025	$895,853
21M	3.75%, 4/30/2025 (a)	20,136
497M	Jordan Health, Inc., 7.0536%, 5/16/2025	417,884
	Mallinckrodt International Finance SA:
1,792M	4.8543%, 9/24/2024	1,361,984
129M	5.1752%, 2/24/2025	97,654
1,250M	MPH Acquisition Holdings, LLC, 4.8543%, 6/7/2023	1,195,313
	NMN Holdings III Corp.:
398M	5.7935%, 11/13/2025	388,190
85M	3.75%, 11/13/2025 (a)	82,875
1,031M	Parexel International Corp., 4.7934%, 9/27/2024	980,181
998M	PetVet Care Centers, LLC, 4.7935%, 2/14/2025 (a)	972,667
746M	RegionalCare Hospital Partners Holdings, Inc., 6.5536%, 11/17/2025	747,326
399M	Sotera Health Holdings LLC, 5.5668%, 5/16/2022	398,501
600M	U.S. Renal Care, 7.0625%, 6/15/2026	565,500
498M	VVC Holdings Co., 6.681%, 2/11/2026	495,945
		11,096,673
	Information Technology—11.5%
1,246M	Capri Acquisition BidCo, Ltd., 5.2555%, 11/1/2024	1,233,127
1,020M	Change Healthcare Holdings, LLC, 4.5434%, 3/1/2024	1,016,542
900M	Dcert Buyer Inc., 4%, 8/10/2026 (a)	898,313
1,492M	DigiCert Holdings, Inc., 6.0434%, 10/31/2024	1,489,664
1,244M	EagleView Technology Corp., 5.5435%, 8/14/2025	1,209,532
499M	Inovalon Holdings, Inc., 5.5625%, 4/2/2025	502,272
551M	MacDonald, Detwiler, Inc., 4.8535%, 10/4/2024	486,547
459M	Microchip Technology, Inc., 4.05%, 5/29/2025	460,668
587M	Plantronics, Inc., 4.5434%, 7/2/2025	586,098
823M	SCS Holdings I, Inc., 6.3543%, 7/1/2026	826,542
997M	SuperMoose Borrower, LLC, 5.7934%, 8/29/2025	937,166
1,245M	VeriFone Systems, Inc., 6.1358%, 8/20/2025	1,194,145
1,250M	Web.com Group, Inc., 5.7775%, 10/10/2025	1,230,475
		12,071,091

Principal Amount	Security	Value
	Manufacturing—7.8%
$1,242M	AI Alpine U.S. Bidco, Inc., 4.8365%, 10/24/2025	$1,216,088
746M	Altran Technologies SA, 4.4058%, 3/20/2025	749,477
746M	AMG Advanced Metallurgical, 5.0435%, 2/3/2025	735,010
1,244M	Brand Energy & Infrastructure Services, Inc., 6.5141%, 6/21/2024	1,220,321
367M	Clark Equipment Co., 4.1043%, 5/17/2024	368,672
1,129M	Columbus McKinnon Corp. of New York, 4.6043%, 1/31/2024	1,129,213
249M	Duravant, Inc., 5.3543%, 7/19/2024	245,003
479M	Filtration Group Corp., 5.0434%, 3/31/2025	480,780
1,250M	GrafTech International, Ltd., 5.5435%, 2/12/2025	1,218,750
398M	Hillman Group, Inc., 6.0435%, 6/2/2025	387,040
495M	Minimax Viking GmbH, 5.112%, 7/25/2025	497,912
		8,248,266
	Media-Broadcasting—1.7%
137M	Mission Broadcasting, Inc., 4.3502%, 1/17/2024	137,736
	Nexstar Broadcasting, Inc.:
690M	4.2934%, 1/17/2024	691,416
250M	4.807%, 6/19/2026	251,408
725M	Sinclair Television Group, Inc., 4.54%, 9/30/2026	728,625
		1,809,185
	Media-Cable TV—5.8%
743M	Altice Financing SA, 4.7775%, 7/28/2025	723,943
579M	Atlantic Broadband, LLC, 4.2935%, 1/3/2025	579,612
1,192M	Cablevision, 4.2775%, 7/17/2025	1,193,765
450M	Clear Channel Worldwide Holdings, 5.5435%, 8/10/2026	451,874
	Gray Television, Inc.:
450M	4.5818%, 2/7/2024	450,844
231M	4.8318%, 1/2/2026	231,920
1,245M	SFR Group, LLC, 4.7934%, 7/31/2025	1,216,897
1,250M	Ziggo Secured Finance Partnership, 4.5275%, 4/15/2025	1,247,656
		6,096,511

Portfolio of Investments (continued)

FLOATING RATE FUND

September 30, 2019

Principal Amount	Security	Value
	Media-Diversified—3.5%
$1,393M	DiscoverOrg., LLC, 6.612%, 2/2/2026	$1,390,395
993M	E.W. Scripps Co., 4.7934%, 5/1/2026	995,026
1,246M	R.R. Donnelley & Sons Co., 7.0435%, 1/15/2024	1,248,833
		3,634,254
	Retail-General Merchandise—2.7%
718M	Burger King, 4.2935%, 2/17/2024	721,661
500M	Harbor Freight Tools USA, Inc., 4.5434%, 8/16/2023	486,879
750M	Prestige Brands, Inc., 4.0435%, 1/26/2024	752,812
946M	Varsity Brands, Inc., 2.7338%, 12/16/2024	912,147
		2,873,499
	Services—5.8%
645M	Dawn Acquisition, LLC, 5.8543%, 12/31/2025	612,980
497M	Empower Payments, Inc., 6.0435%, 10/6/2025	494,541
798M	Gems Menasa Cayman, Ltd., 7.0435%, 7/30/2026	794,010
995M	IQVIA, Inc., 3.8543%, 6/9/2025	996,519
1,940M	Prime Security Services Borrower, LLC, 4.862%, 5/2/2022	1,942,992
1,269M	Servpro Borrower, LLC, 7.5%, 4/13/2026	1,269,424
		6,110,466
	Telecommunication Services—1.1%
1,189M	GCI Holdings, LLC, 4.6119%, 2/2/2022	1,171,075
	Utilities—3.4%
995M	Calpine Corp., 4.61%, 1/15/2024	998,536
943M	Edgewater Generation, LLC, 5.7935%, 12/12/2025	932,639
650M	Heritage Power, LLC, 8.2048%, 7/8/2026	637,000
995M	USIC Holdings, Inc., 5.2935%, 12/8/2023	987,595
		3,555,770

Principal Amount	Security	Value
	Waste Management—2.0%
$995M	GFL Environmental, Inc., 5.0435%, 5/30/2025	$988,331
1,170M	Gopher Resource, LLC, 5.2935%, 3/6/2025	1,153,360
		2,141,691
	Wireless Communications—.9%
497M	Sprint Communications, Inc., 4.5625%, 2/2/2024	494,340
497M	Telesat Canada, 4.61%, 11/17/2023	499,654
		993,994
Total Value of Loan Participations (cost $97,983,696)		96,682,128
	CORPORATE BONDS—7.2%
	Energy—1.4%
1,250M	CITGO Petroleum Corp., 6.25%, 8/15/2022 (b)	1,268,750
175M	Range Resources Corp., 5%, 8/15/2022	164,937
		1,433,687
	Forest Products/Containers—.9%
900M	BWAY Holding Co., 5.5%, 4/15/2024 (b)	928,080
	Health Care—.6%
400M	Bausch Health Cos., Inc., 7%, 3/15/2024 (b)	421,384
250M	Tenet Healthcare Corp., 5.125%, 5/1/2025	254,075
		675,459
	Metals/Mining—1.6%
1,000M	Commercial Metals Co., 4.875%, 5/15/2023	1,042,500
600M	First Quantum Minerals, Ltd., 7.25%, 5/15/2022 (b)	597,258
		1,639,758
	Utilities—1.6%
650M	Calpine Corp., 5.375%, 1/15/2023	659,750
1,000M	Targa Resources Partners, LP, 4.25%, 11/15/2023	1,011,250
		1,671,000

Portfolio of Investments (continued)

FLOATING RATE FUND

September 30, 2019

Principal Amount	Security	Value
	Wireless Communications—1.1%
$1,050M	Sprint Corp., 7.875%, 9/15/2023	$1,156,008
Total Value of Corporate Bonds (cost $7,256,720)		7,503,992

Total Value of Investments (cost $105,240,416)	99.1%	104,186,120
Other Assets, Less Liabilities	.9	989,313
Net Assets	100.0%	$105,175,433

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2019.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Loan Participations	$—	$96,682,128	$—	$96,682,128
Corporate Bonds	—	7,503,992	—	7,503,992
Total Investments in Securities*	$—	$104,186,120	$—	$104,186,120

*	The Portfolio of Investments provides information on the industry categorization of loan participations and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 5.80% for Class A shares, 5.13% for Advisor Class shares and 6.23% for Institutional Class shares, including dividends of 12.7 cents per share on Class A shares, 13.1 cents on Advisor Class shares and 13.7 cents on Institutional Class shares.

Markets

The Fund’s fiscal year through September 30, 2019 launched with a sharp turn into murkier waters. After an optimistic early 2018, starting in mid-October, risk assets experienced significant declines initially on Federal Reserve (Fed) tightening, but—by the end of the period— on weaker U.S. economic data which softened hawkish rate language from the Fed and caused markets to sharply reduce their view on rate increases for 2019. The constant, underlying source of market unease permeating the quarter, however, was political, with investors questioning the outcome of the U.S. elections and their impact on trade wars with China and on Congressional budgets. Even global political disarray, including failure of the U.K. government to hold a Brexit vote, ongoing budget wrangling between Italy and the European Central Bank, the election of populist leaders in Latin America, and rioting in Paris over increased fuel taxes, impacted domestic U.S. markets. Some of these issues would settle but others—particularly trade war headlines, Brexit uncertainty, and, increasingly—falling oil prices in an environment of lower global growth—would continue to cloud the investment horizon at intervals throughout the year even if, in the end, there were no real storms.

In this late 2018 environment, high yield declined, with more equity-like portions of the market—those rated CCC and below—declining most (and with actual equity markets declining by a multiple of the declines seen in high yield). Syndicated loans (typically a small inclusion in this portfolio) managed to stay resilient for October and November as investors continued to worry about future rate increases, but capitulated to the general swoon in lower rated credit in December. Higher-rated fixed income performed as one might have expected with Treasuries attracting assets (and rallying in price) in a flight to quality and outperforming all other segments of the bond market.

While the Fed had clearly telegraphed that it would raise rates at the December meeting, an equity market downdraft in early December and public remarks from President Trump pressing the Fed not to raise rates gave some investors the (false) impression the Fed might pause. While the Fed did raise in December, markets correctly interpreted that future Fed increases were off the table and that the Fed would face increasing pressure throughout 2019 to lower fast enough and far enough to support growth (and, by extension, asset prices) when corporate tax relief stimulus and quantitative easing were running out of steam. This shift in sentiment set all bond markets, but particularly interest rate-sensitive investment grade markets, off and running. High yield paused again only in May, largely under geopolitical pressure and concerns of global growth, and accompanied by a second inversion of the U.S. yield curve (which is often seen as a pre-cursor for inflation). This stress was short-lived however as a market bounce-back rewarded those who provided liquidity straight through September.

Overall, investment grade credit was the period’s outstanding performer. High yield outperformed equities, delivering a rare “coupon-like” return over the period. A closer look at high yield, however, reveals wide return disparity within the asset class as the BB and B rated bonds in this Fund’s benchmark delivered returns of nearly 8% even as lower rated, more speculative CCC bonds lost considerable ground, returning a -5.21% as they declined straight through the third quarter. Falling oil prices appeared largely to blame, even as OPEC worked credibly to limit supply in the face of softer global economic data. As in late 2014 and 2015, the energy sector saw an uptick in defaults or anticipated restructuring processes.

The Fund

In fiscal year 2019, the Fund returned attractively, but delivered gross asset performance between that of its higher quality benchmark and the full high yield market. A few credit stories—some of which we do not believe have played out—have accounted for much of the underperformance. Drug manufacturer Mallinckrodt has declined on opioid and other headlines and has sold off, we believe, below the bond’s eventual value. Similarly, mining company, Dominion Diamond, has seen its bond price drop with falling diamond prices, but we believe the company—which was taken private in 2017—is well-supported by its owner and positioned to recognize better operating margins.

The Fund has delivered strong credit selection compared to the market most notably in the energy, services, food/beverage/tobacco, diversified media, and diversified financial service sectors. While we spent a good part of the year cautiously building up toward the market’s weight in energy in the portfolio, we stayed away from key areas of the business we perceived as weak, especially oil field services. The performance story can also be viewed—and may be more important to view—from ratings and duration perspectives as well. In hindsight, we have been overweight credit in a market that continued to offer strong balance sheet fundamentals for most companies outside the energy sector, and underweight duration risk. Once December 2018 passed, duration has been king, with the markets confident that the Fed would keep lowering, sparking an ongoing rally in the most treasury-sensitive corporates. Loans, a small, tactical portion of this portfolio (under 10%), have lagged as investors found their floating rate structures less compelling in an era of declining Fed Funds rates.

Thank you for placing your trust in Foresters Financial. As always, we have appreciated the opportunity to serve your investment needs for the past decade.

Sincerely,

Clinton J. Comeaux
Portfolio Manager
Muzinich & Co, Inc.

October 4, 2019

Fund Expenses (unaudited)

FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.18%
Actual		$1,000.00	$1,034.70	$ 6.02
Hypothetical**		$1,000.00	$1,019.15	$ 5.97
Advisor Class Shares	0.93%
Actual		$1,000.00	$1,027.12	$ 4.73
Hypothetical**		$1,000.00	$1,020.41	$ 4.71
Institutional Class Shares	0.80%
Actual		$1,000.00	$1,036.69	$ 4.08
Hypothetical**		$1,000.00	$1,021.06	$ 4.05

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	ICE BofAML BB-B U.S. Cash Pay High Yield Index
One Year	5.80%	5.13%	6.23%	7.87%
Five Years	4.05%	4.16%	4.52%	5.49%
Ten Years or Since Inception**	6.44%	4.07%	4.43%	7.62%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	1.64%	5.13%	6.23%
Five Years	3.19%	4.16%	4.52%
Ten Years or Since Inception**	5.99%	4.07%	4.43%
S.E.C. 30-Day Yield***	4.97%	5.85%	5.53%

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/09 with a theoretical investment in the ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the ICE BofAML U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class

Cumulative Performance Information (unaudited) (continued)

FUND FOR INCOME

shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 1.62%, 3.17% and 5.97%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 4.96%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 5.11%, 4.15% and 3.46%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 5.83%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 6.21%, 4.50% and 4.41%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 5.52%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures are from ICE Data Services and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

***     The S.E.C. 30-Day Yield shown is for September 2019.

†     The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 5.41%.

Portfolio of Investments

FUND FOR INCOME

September 30, 2019

Principal Amount	Security	Value
	CORPORATE BONDS—92.9%
	Aerospace/Defense—2.0%
	Bombardier, Inc.:
$1,300M	6%, 10/15/2022 (a)	$1,304,875
1,950M	7.5%, 12/1/2024 (a)	1,954,875
	TransDigm, Inc.:
1,925M	6%, 7/15/2022	1,958,688
1,550M	6.5%, 7/15/2024	1,604,250
1,600M	6.25%, 3/15/2026 (a)	1,722,000
2,050M	Triumph Group, Inc., 5.25%, 6/1/2022	2,049,180
		10,593,868
	Automotive—2.4%
1,675M	Adient Global Holdings, Ltd., 4.875%, 8/15/2026 (a)	1,369,312
2,625M	American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	2,559,375
700M	Asbury Automotive Group, Inc., 6%, 12/15/2024	728,000
1,225M	Cooper Standard Automotive, Inc., 5.625%, 11/15/2026 (a)	1,122,406
1,650M	Hertz Corp., 7.625%, 6/1/2022 (a)	1,720,125
1,825M	J.B. Poindexter & Co., 7.125%, 4/15/2026 (a)	1,898,000
1,538M	LKQ Corp., 4.75%, 5/15/2023	1,564,915
1,950M	Panther BF Aggregator 2, LP, 8.5%, 5/15/2027 (a)	1,979,250
275M	Tenneco, Inc., 5%, 7/15/2026	226,188
		13,167,571
	Building Materials—1.1%
550M	Beacon Roofing Supply, Inc., 4.5%, 11/15/2026 (a)(b)	556,187
2,425M	Building Materials Corp., 5.375%, 11/15/2024 (a)	2,506,844
225M	Griffon Corp., 5.25%, 3/1/2022	227,813
1,500M	New Enterprise Stone & Lime Co., 6.25%, 3/15/2026 (a)	1,537,500
1,300M	Standard Industries, Inc., 5%, 2/15/2027 (a)	1,349,140
		6,177,484
	Chemicals—2.5%
1,375M	Avantor, Inc., 9%, 10/1/2025 (a)	1,543,437
800M	Blue Cube Spinco, Inc., 10%, 10/15/2025	899,470

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2019

Principal Amount	Security	Value
	Chemicals (continued)
$2,425M	CF Industries, Inc., 4.95%, 6/1/2043	$2,385,594
1,425M	Chemours Co., 5.375%, 5/15/2027	1,236,230
950M	CVR Partners, LP, 9.25%, 6/15/2023 (a)	993,937
1,375M	Koppers, Inc., 6%, 2/15/2025 (a)	1,382,741
1,525M	Kraton Polymers, LLC, 7%, 4/15/2025 (a)	1,597,438
1,125M	Neon Holdings, Inc., 10.125%, 4/1/2026 (a)	1,136,250
1,925M	Rain CII Carbon, LLC, 7.25%, 4/1/2025 (a)	1,848,000
850M	Tronox, Inc., 6.5%, 4/15/2026 (a)	813,875
		13,836,972
	Consumer Non-Durables—.7%
	Energizer Holdings, Inc.:
1,700M	5.5%, 6/15/2025 (a)	1,764,311
850M	6.375%, 7/15/2026 (a)	912,594
1,125M	KGA Escrow, LLC, 7.5%, 8/15/2023 (a)	1,182,656
		3,859,561
	Energy—13.3%
1,450M	Antero Resources Corp., 5.625%, 6/1/2023	1,261,500
1,650M	Apergy Corp., 6.375%, 5/1/2026	1,645,875
236M	Baytex Energy Corp., 5.125%, 6/1/2021 (a)	231,870
1,475M	Berry Petroleum Co., 7%, 2/15/2026 (a)	1,419,687
	Blue Racer Midstream, LLC:
875M	6.125%, 11/15/2022 (a)	884,012
850M	6.625%, 7/15/2026 (a)	843,625
	Buckeye Partners, LP:
1,750M	3.95%, 12/1/2026	1,542,214
1,000M	5.6%, 10/15/2044	807,302
1,800M	Callon Petroleum Co., 6.375%, 7/1/2026	1,765,530
600M	Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025	590,760
	Chesapeake Energy Corp.:
975M	4.875%, 4/15/2022	792,187
925M	7%, 10/1/2024	667,156
1,175M	8%, 6/15/2027	805,110
3,050M	CITGO Petroleum Corp., 6.25%, 8/15/2022 (a)	3,095,750

Principal Amount	Security	Value
	Energy (continued)
$2,425M	Consolidated Energy Finance SA, 5.8685%, 6/15/2022 (a)†	$2,420,228
1,675M	Covey Park Energy, LLC, 7.5%, 5/15/2025 (a)	1,348,375
	Crestwood Midstream Partners, LP:
2,175M	6.25%, 4/1/2023	2,242,969
1,375M	5.75%, 4/1/2025	1,419,687
1,700M	CrownRock, LP, 5.625%, 10/15/2025 (a)	1,716,966
	DCP Midstream Operating, LP:
1,100M	3.875%, 3/15/2023	1,115,125
925M	5.125%, 5/15/2029	943,500
1,775M	Delek Logistics Partners, LP, 6.75%, 5/15/2025	1,766,125
225M	Diamondback Energy, Inc., 4.75%, 11/1/2024	230,906
	EnLink Midstream Partners, LP:
2,325M	4.85%, 7/15/2026	2,217,469
700M	5.45%, 6/1/2047	574,000
2,267M	Exterran Partners, LP, 6%, 10/1/2022	2,298,171
1,600M	Genesis Energy, LP, 6.5%, 10/1/2025	1,566,000
	Gulfport Energy Corp.:
1,250M	6.625%, 5/1/2023	981,250
1,150M	6.375%, 5/15/2025	822,250
1,550M	6.375%, 1/15/2026	1,092,750
1,750M	Ithaca Energy (North Sea), PLC, 9.375%, 7/15/2024 (a)	1,828,313
	Laredo Petroleum, Inc.:
1,275M	5.625%, 1/15/2022	1,204,875
1,550M	6.25%, 3/15/2023	1,367,875
725M	Matador Resources Co., 5.875%, 9/15/2026	730,003
1,425M	MEG Energy Corp., 6.375%, 1/30/2023 (a)	1,380,469
1,219M	Murphy Oil Corp., 5.875%, 12/1/2042	1,078,815
875M	Murphy Oil USA, Inc., 4.75%, 9/15/2029	896,875
1,850M	Nabors Industries, Inc., 5.75%, 2/1/2025	1,378,250
854M	Northern Oil and Gas, Inc., 8.5%, 5/15/2023	884,154
1,125M	Oasis Petroleum, Inc., 6.25%, 5/1/2026 (a)	916,875
	Parkland Fuel Corp.:
1,650M	6%, 4/1/2026 (a)	1,749,000
1,175M	5.875%, 7/15/2027 (a)	1,235,877
875M	Parsley Energy, LLC, 5.25%, 8/15/2025 (a)	892,246

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2019

Principal Amount	Security	Value
	Energy (continued)
	Precision Drilling Corp.:
$242M	6.5%, 12/15/2021	$238,135
950M	7.125%, 1/15/2026 (a)	881,125
	Range Resources Corp.:
1,375M	5%, 8/15/2022	1,295,938
900M	4.875%, 5/15/2025	747,000
1,950M	SM Energy Co., 5%, 1/15/2024	1,759,875
	Southwestern Energy Co.:
1,550M	6.7%, 1/23/2025	1,371,719
600M	7.5%, 4/1/2026	526,500
	Suburban Propane Partners, LP:
900M	5.5%, 6/1/2024	922,500
2,425M	5.875%, 3/1/2027	2,490,524
1,975M	Sunoco, LP, 4.875%, 1/15/2023	2,031,781
935M	Transocean Pontus, Ltd., 6.125%, 8/1/2025 (a)	953,190
1,550M	Tullow Oil, PLC, 6.25%, 4/15/2022 (a)	1,571,700
1,125M	USA Compression Partners, LP, 6.875%, 9/1/2027 (a)	1,167,188
2,450M	Whiting Petroleum Corp., 6.625%, 1/15/2026	1,666,000
		72,275,151
	Financial Services—.3%
1,450M	GTCR (AP) Finance, Inc., 8%, 5/15/2027 (a)	1,493,500
	Financials—5.9%
1,125M	Acrisure, LLC, 8.125%, 2/15/2024 (a)	1,214,297
1,050M	Ally Financial, Inc., 8%, 11/1/2031	1,456,875
1,525M	Credit Suisse Group AG, 7.5%, 12/11/2023 (a)	1,689,020
1,250M	CSTN Merger Sub, Inc., 6.75%, 8/15/2024 (a)	1,160,575
	DAE Funding, LLC:
1,125M	5.75%, 11/15/2023 (a)	1,185,019
3,975M	5%, 8/1/2024 (a)	4,153,875
1,600M	Dresdner Funding Trust I, 8.151%, 6/30/2031 (a)	2,164,600

Principal Amount	Security	Value
	Financials (continued)
	Icahn Enterprises, LP:
$2,225M	6.25%, 2/1/2022	$2,288,413
1,450M	6.75%, 2/1/2024	1,513,438
2,075M	6.25%, 5/15/2026 (a)	2,181,344
1,575M	Intesa Sanpaolo SpA, 5.017%, 6/26/2024 (a)	1,621,894
	Ladder Capital Finance Holdings, LLLP:
1,350M	5.25%, 3/15/2022 (a)	1,408,523
2,700M	5.25%, 10/1/2025 (a)	2,767,500
1,250M	Navient Corp., 5.875%, 3/25/2021	1,299,219
	Springleaf Finance Corp.:
1,450M	5.625%, 3/15/2023	1,547,875
800M	6.125%, 3/15/2024	863,000
600M	6.875%, 3/15/2025	662,625
1,225M	7.125%, 3/15/2026	1,361,220
1,475M	Wand Merger Corp., 8.125%, 7/15/2023 (a)	1,541,375
		32,080,687
	Food/Beverage/Tobacco—3.3%
1,325M	HLF Financing Sarl, LLC, 7.25%, 8/15/2026 (a)	1,339,906
	JBS USA LUX SA:
2,050M	6.75%, 2/15/2028 (a)	2,278,062
3,475M	5.5%, 1/15/2030 (a)	3,692,118
575M	JBS USA, LLC, 5.875%, 7/15/2024 (a)	593,357
725M	Performance Food Group, Inc., 5.5%, 10/15/2027 (a)	766,688
1,825M	Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (a)	1,966,894
	Post Holdings, Inc.:
1,150M	5.75%, 3/1/2027 (a)	1,224,980
1,325M	5.5%, 12/15/2029 (a)	1,386,281
3,575M	Sigma Holdco BV, 7.875%, 5/15/2026 (a)	3,583,938
1,175M	Simmons Foods, Inc., 5.75%, 11/1/2024 (a)	1,151,500
		17,983,724

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2019

Principal Amount	Security	Value
	Food/Drug—.6%
	Albertson’s Cos., LLC:
$1,325M	5.75%, 3/15/2025	$1,369,189
625M	7.5%, 3/15/2026 (a)	698,437
575M	5.875%, 2/15/2028 (a)	610,040
675M	B & G Foods, Inc., 5.25%, 9/15/2027	691,099
		3,368,765
	Forest Products/Containers—1.7%
1,400M	Ardagh Holdings USA, Inc., 4.625%, 5/15/2023 (a)	1,436,750
	Berry Global Escrow Corp.:
1,325M	4.875%, 7/15/2026 (a)	1,372,899
1,550M	5.625%, 7/15/2027 (a)	1,608,125
1,675M	BWAY Holding Co., 5.5%, 4/15/2024 (a)	1,727,260
1,075M	Crown Americas, LLC, 4.5%, 1/15/2023	1,131,437
1,050M	Graphic Packaging International, LLC, 4.75%, 7/15/2027 (a)	1,105,125
475M	Mercer International, Inc., 7.375%, 1/15/2025	495,948
400M	Owens-Brockway Glass Container, 5.875%, 8/15/2023 (a)	426,000
		9,303,544
	Gaming/Leisure—7.1%
1,150M	AMC Entertainment, Inc., 5.75%, 6/15/2025	1,100,435
	AMC Networks, Inc.:
1,625M	5%, 4/1/2024	1,677,861
775M	4.75%, 8/1/2025	802,125
1,925M	Boyd Gaming Corp., 6.875%, 5/15/2023	2,004,406
1,225M	Cedar Fair, LP, 5.375%, 6/1/2024	1,263,281
6,425M	CRC Escrow Issuer, LLC, 5.25%, 10/15/2025 (a)	6,584,982
	Diamond Sports Group, LLC:
1,425M	5.375%, 8/15/2026 (a)	1,482,000
2,550M	6.625%, 8/15/2027 (a)	2,652,000
1,025M	Golden Nugget, Inc., 8.75%, 10/1/2025 (a)	1,071,125
3,975M	IRB Holding Corp., 6.75%, 2/15/2026 (a)	4,004,813
2,425M	Jack Ohio Finance, LLC, 6.75%, 11/15/2021 (a)	2,482,594

Principal Amount	Security	Value
	Gaming/Leisure (continued)
$1,025M	Lions Gate Entertainment Corp., 5.875%, 11/1/2024 (a)	$1,058,312
500M	Marriott Ownership Resorts, Inc, 4.75%, 1/15/2028 (a)(b)	506,250
1,200M	MGM Resorts International, 6%, 3/15/2023	1,325,040
1,650M	National CineMedia, LLC, 6%, 4/15/2022	1,672,688
	Scientific Games International, Inc.:
1,850M	5%, 10/15/2025 (a)	1,913,455
1,250M	8.25%, 3/15/2026 (a)	1,329,188
825M	Stars Group Holdings BV, 7%, 7/15/2026 (a)	880,688
	Viking Cruises, Ltd.:
3,150M	6.25%, 5/15/2025 (a)	3,307,500
1,150M	5.875%, 9/15/2027 (a)	1,221,415
		38,340,158
	Health Care—5.5%
800M	AMN Healthcare, Inc, 5.125%, 10/1/2024 (a)	832,000
	Bausch Health Cos., Inc.:
3,650M	7%, 3/15/2024 (a)	3,845,129
3,575M	9%, 12/15/2025 (a)	4,026,344
925M	8.5%, 1/31/2027 (a)	1,040,440
650M	Cimpress NV, 7%, 6/15/2026 (a)	674,245
4,525M	DaVita, Inc., 5.125%, 7/15/2024	4,609,844
1,575M	Endo Finance, LLC, 6%, 7/15/2023 (a)	973,901
	HCA, Inc.:
1,800M	5.875%, 5/1/2023	1,984,500
2,075M	5.375%, 2/1/2025	2,272,125
1,150M	HealthSouth Corp., 5.125%, 3/15/2023	1,175,875
	Mallinckrodt Finance SB:
1,475M	5.75%, 8/1/2022 (a)	560,500
1,025M	5.5%, 4/15/2025 (a)	307,807
1,100M	MEDNAX, Inc., 6.25%, 1/15/2027 (a)	1,094,423
775M	MPH Operating Partnership, LP, 7.125%, 6/1/2024 (a)	717,844
1,050M	Par Pharmaceutical, Inc., 7.5%, 4/1/2027 (a)	964,688
1,775M	Polaris Intermediate Corp., 8.5%, 12/1/2022 (a)	1,517,625
2,564M	Syneos Health, Inc., 7.5%, 10/1/2024 (a)	2,656,945

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2019

Principal Amount	Security	Value
	Health Care (continued)
$625M	Tenet Healthcare Corp., 5.125%, 5/1/2025	$635,188
		29,889,423
	Home-Building—1.5%
1,625M	Brookfield Residential Properties, Inc., 6.25%, 9/15/2027 (a)	1,637,187
1,300M	Century Communities, Inc., 6.75%, 6/1/2027 (a)	1,399,450
925M	Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (a)	1,005,938
1,050M	Toll Brothers Finance Corp., 3.8%, 11/1/2029	1,036,224
	William Lyon Homes, Inc.:
1,650M	6%, 9/1/2023	1,724,250
1,350M	6.625%, 7/15/2027 (a)	1,407,375
		8,210,424
	Information Technology—3.7%
1,650M	Anixter, Inc., 6%, 12/1/2025	1,827,375
650M	CommScope Finance, LLC, 6%, 3/1/2026 (a)	675,870
	Diamond 1 Finance Corp.:
2,425M	5.875%, 6/15/2021 (a)	2,466,831
1,150M	7.125%, 6/15/2024 (a)	1,213,537
1,875M	J2 Cloud Services, LLC, 6%, 7/15/2025 (a)	1,986,750
2,200M	Nielsen Finance, LLC, 5%, 4/15/2022 (a)	2,217,160
	Nuance Communications, Inc.:
1,875M	6%, 7/1/2024	1,959,375
1,200M	5.625%, 12/15/2026	1,272,000
1,225M	Rackspace Hosting, Inc., 8.625%, 11/15/2024 (a)	1,133,003
1,975M	Solera, LLC, 10.5%, 3/1/2024 (a)	2,097,687
1,550M	Symantec Corp., 5%, 4/15/2025 (a)	1,568,186
1,800M	Verscend Holding Corp., 9.75%, 8/15/2026 (a)	1,923,516
		20,341,290
	Manufacturing—3.3%
1,625M	Amsted Industries, Inc., 5.625%, 7/1/2027 (a)	1,718,437
2,525M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	2,613,375

Principal Amount	Security	Value
	Manufacturing (continued)
$3,825M	Brand Energy & Infrastructure Services, Inc., 8.5%, 7/15/2025 (a)	$3,633,750
625M	Cloud Crane, LLC, 10.125%, 8/1/2024 (a)	670,312
1,400M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	1,344,000
2,050M	H&E Equipment Services, Inc., 5.625%, 9/1/2025	2,117,957
950M	HAT Holdings I, LLC, 5.25%, 7/15/2024 (a)	1,001,063
1,950M	Manitowoc Co., Inc., 9%, 4/1/2026 (a)	1,915,875
375M	MTS Systems Corp, 5.75%, 8/15/2027 (a)	390,938
1,300M	Park-Ohio Industries, Inc., 6.625%, 4/15/2027	1,248,000
1,125M	Patrick Industries, Inc., 7.5%, 10/15/2027 (a)	1,161,675
		17,815,382
	Media-Broadcasting—3.2%
	Belo Corp.:
1,250M	7.75%, 6/1/2027	1,446,875
1,474M	7.25%, 9/15/2027	1,680,360
3,600M	LIN Television Corp., 5.875%, 11/15/2022	3,690,000
725M	Nexstar Escrow, Inc., 5.625%, 7/15/2027 (a)	761,250
	Sinclair Television Group, Inc.:
1,325M	5.625%, 8/1/2024 (a)	1,366,406
650M	5.875%, 3/15/2026 (a)	682,500
1,400M	5.125%, 2/15/2027 (a)	1,414,000
2,325M	Sirius XM Radio, Inc., 4.625%, 7/15/2024 (a)	2,416,442
3,725M	TEGNA, Inc., 5%, 9/15/2029 (a)	3,781,322
		17,239,155
	Media-Cable TV—9.5%
	Altice Financing SA:
2,675M	6.625%, 2/15/2023 (a)	2,751,906
1,150M	7.5%, 5/15/2026 (a)	1,224,738
	Altice France SA:
725M	6.25%, 5/15/2024 (a)	750,919
2,075M	7.375%, 5/1/2026 (a)	2,230,023
1,325M	8.125%, 2/1/2027 (a)	1,465,781

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2019

Principal Amount	Security	Value
	Media-Cable TV (continued)
$2,500M	Altice Luxembourg SA, 10.5%, 5/15/2027 (a)	$2,823,750
	CCO Holdings, LLC:
925M	5.75%, 9/1/2023	945,812
3,675M	5.875%, 4/1/2024 (a)	3,843,903
1,025M	5.5%, 5/1/2026 (a)	1,076,147
1,550M	5.875%, 5/1/2027 (a)	1,643,000
975M	5%, 2/1/2028 (a)	1,010,344
625M	5.375%, 6/1/2029 (a)	667,187
1,125M	4.75%, 3/1/2030 (a)(b)	1,144,924
	Clear Channel Worldwide Holdings, Inc.:
1,511M	9.25%, 2/15/2024 (a)	1,663,853
3,425M	5.125%, 8/15/2027 (a)	3,576,899
	CSC Holdings, LLC:
3,225M	5.375%, 7/15/2023 (a)	3,317,719
1,475M	6.625%, 10/15/2025 (a)	1,582,380
1,425M	7.5%, 4/1/2028 (a)	1,611,889
2,075M	5.75%, 1/15/2030 (a)(b)	2,171,218
	DISH DBS Corp.:
1,650M	5%, 3/15/2023	1,673,182
1,750M	5.875%, 11/15/2024	1,741,250
2,300M	Midcontinent Communications & Finance Corp., 5.375%, 8/15/2027 (a)	2,426,500
1,775M	Netflix, Inc., 4.875%, 4/15/2028	1,810,411
7,850M	UPC Holding BV, 5.5%, 1/15/2028 (a)	8,164,000
		51,317,735
	Media-Diversified—.8%
2,450M	iHeart Communications, 8.375%, 5/1/2027	2,658,985
1,750M	Outdoor Americas Capital, LLC, 5.875%, 3/15/2025	1,811,250
		4,470,235
	Metals/Mining—4.1%
2,480M	Allegheny Technologies, Inc., 7.875%, 8/15/2023	2,699,530
1,375M	Cleveland-Cliffs, Inc., 5.875%, 6/1/2027 (a)	1,305,700

Principal Amount	Security	Value
	Metals/Mining (continued)
$3,225M	Commercial Metals Co., 4.875%, 5/15/2023	$3,362,062
1,550M	Constellium NV, 5.75%, 5/15/2024 (a)	1,596,500
550M	HudBay Minerals, Inc., 7.625%, 1/15/2025 (a)	560,312
3,000M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	3,172,500
1,625M	Northwest Acquisitions, ULC, 7.125%, 11/1/2022 (a)	962,813
1,977M	Novelis, Inc., 5.875%, 9/30/2026 (a)	2,078,222
4,225M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025 (a)	3,776,094
2,850M	TMS International Corp., 7.25%, 8/15/2025 (a)	2,451,000
		21,964,733
	Real Estate—2.9%
	Geo Group, Inc.:
400M	5.125%, 4/1/2023	355,000
1,575M	6%, 4/15/2026	1,278,900
2,150M	Greystar Real Estate Partners, 5.75%, 12/1/2025 (a)	2,217,188
1,000M	Hilton Domestic Operating Co., LLC, 4.875%, 1/15/2030 (a)	1,058,350
1,050M	Iron Mountain, Inc., 5.25%, 3/15/2028 (a)	1,090,656
4,225M	iStar, Inc., 4.75%, 10/1/2024	4,309,838
1,300M	MGM Growth Properties Operating Partnership, LP, 5.75%, 2/1/2027 (a)	1,461,265
975M	MPT Operating Partnership, LP, 4.625%, 8/1/2029	1,006,078
1,700M	Realogy Group, LLC, 9.375%, 4/1/2027 (a)(b)	1,587,834
1,500M	Sabra Health Care, LP, 5.125%, 8/15/2026	1,604,721
		15,969,830
	Retail-General Merchandise—2.5%
	1011778 B.C., ULC:
2,875M	4.625%, 1/15/2022 (a)	2,875,575
1,750M	5%, 10/15/2025 (a)	1,813,962
1,425M	3.875%, 1/15/2028 (a)	1,437,626
	AmeriGas Partners, LP:
400M	5.625%, 5/20/2024	430,250
1,575M	5.5%, 5/20/2025	1,699,031
1,450M	J.C. Penney Co., Inc., 8.625%, 3/15/2025	913,616

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2019

Principal Amount	Security	Value
	Retail-General Merchandise (continued)
$2,050M	L Brands, Inc., 6.75%, 7/1/2036	$1,749,368
1,975M	SRS Distribution, Inc., 8.25%, 7/1/2026 (a)	2,019,438
500M	Yum! Brands, Inc., 4.75%, 1/15/2030 (a)	517,580
		13,456,446
	Services—2.5%
3,175M	ADT Corp., 3.5%, 7/15/2022	3,198,812
1,400M	AECOM, 5.125%, 3/15/2027	1,474,900
2,975M	GCI, Inc., 6.875%, 4/15/2025	3,146,062
3,175M	GW Honos Security Corp., 8.75%, 5/15/2025 (a)	3,276,917
2,150M	United Rentals, Inc., 5.5%, 5/15/2027	2,287,062
		13,383,753
	Telecommunication Services—2.6%
	Frontier Communications Corp.:
825M	8.5%, 4/1/2026 (a)	826,980
625M	8%, 4/1/2027 (a)	661,562
1,875M	GCI, LLC, 6.625%, 6/15/2024 (a)	2,027,344
1,575M	Qwest Corp., 7.25%, 9/15/2025	1,781,564
1,425M	Telecom Italia Capital SA, 7.2%, 7/18/2036	1,667,264
2,950M	Telesat Canada, 8.875%, 11/15/2024 (a)	3,168,300
	Zayo Group, LLC:
2,350M	6.375%, 5/15/2025	2,428,843
1,525M	5.75%, 1/15/2027 (a)	1,562,820
		14,124,677
	Transportation—1.8%
2,650M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	2,716,250
	Fly Leasing, Ltd.:
925M	6.375%, 10/15/2021	942,922
1,625M	5.25%, 10/15/2024	1,681,875
1,000M	Mobile Mini, Inc., 5.875%, 7/1/2024	1,032,500
1,625M	VistaJet Malta Finance, PLC, 10.5%, 6/1/2024 (a)	1,580,313

Principal Amount	Security	Value
	Transportation (continued)
$1,705M	XPO Logistics, Inc., 6.125%, 9/1/2023 (a)	$1,764,675
		9,718,535
	Utilities—3.6%
1,800M	Calpine Corp., 5.25%, 6/1/2026 (a)	1,869,750
1,350M	Cheniere Energy Partners, LP, 4.5%, 10/1/2029 (a)	1,385,437
425M	Clearway Energy Operating, LLC, 5.75%, 10/15/2025 (a)	448,906
1,850M	Drax Finco, PLC, 6.625%, 11/1/2025 (a)	1,933,250
	Global Partners, LP:
1,325M	7%, 6/15/2023	1,369,719
1,350M	7%, 8/1/2027 (a)	1,393,875
152M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	158,163
1,975M	Nextera Energy Operating Partners, 4.25%, 7/15/2024 (a)	2,039,188
1,000M	NRG Yield Operating, LLC, 5%, 9/15/2026	1,027,500
2,185M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	2,354,380
	Talen Energy Supply, LLC:
600M	7.25%, 5/15/2027 (a)	612,780
875M	6.625%, 1/15/2028 (a)	864,063
2,500M	Targa Resources Partners, LP, 4.25%, 11/15/2023	2,528,125
1,675M	Terraform Power Operating, LLC, 5%, 1/31/2028 (a)	1,750,375
		19,735,511
	Waste Management—.6%
475M	Clean Harbors, Inc., 4.875%, 7/15/2027 (a)	496,969
	GFL Environmental, Inc.:
1,175M	5.625%, 5/1/2022 (a)	1,207,313
1,325M	8.5%, 5/1/2027 (a)	1,472,406
		3,176,688
	Wireless Communications—3.9%
1,650M	Consolidated Communications, Inc., 6.5%, 10/1/2022	1,534,500
850M	Hughes Satellite Systems Corp., 6.625%, 8/1/2026	924,766
1,525M	Intelsat Jackson Holdings SA, 8.5%, 10/15/2024 (a)	1,539,777

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2019

Principal Amount	Security	Value
	Wireless Communications (continued)
	Level 3 Financing, Inc.:
$2,150M	5.125%, 5/1/2023	$2,180,315
1,475M	5.375%, 1/15/2024	1,507,966
1,175M	Sprint Capital Corp., 8.75%, 3/15/2032	1,452,241
	Sprint Corp.:
7,050M	7.875%, 9/15/2023	7,761,768
650M	7.625%, 2/15/2025	716,625
1,325M	7.625%, 3/1/2026	1,465,781
1,875M	T-Mobile USA, Inc., 6%, 4/15/2024	1,950,000
		21,033,739
Total Value of Corporate Bonds (cost $498,028,825)		504,328,541
	LOAN PARTICIPATIONS†—5.1%
	Chemicals—.5%
	Flint Group:
453M	5.2827%, 9/6/2021	385,934
2,739M	5.2827%, 9/7/2021	2,334,576
		2,720,510
	Financials—.4%
1,990M	TransUnion, LLC, 4.0434%, 6/19/2025	1,999,874
	Food/Beverage/Tobacco—.3%
1,539M	Chobani, LLC, 5.5435%, 10/9/2023	1,526,941
	Gaming/Leisure—.6%
650M	Diamond Sports Group, LLC, 5.3%, 8/24/2026	654,063
2,600M	Dorna Sports SL, 5.1997%, 4/12/2024	2,588,625
		3,242,688
	Health Care—.4%
2,302M	Inovalon Holdings, Inc., 5.5625%, 4/2/2025	2,318,046
	Media-Cable TV—.2%
975M	Nexstar Broadcasting, Inc., 4.807%, 6/19/2026	980,489

Principal Amount	Security	Value
	Media-Diversified—.7%
$821M	DiscoverOrg., LLC, 6.612%, 2/2/2026	$819,340
2,750M	iHeart Communications, 4%, 5/1/2026	2,770,625
		3,589,965
	Metals/Mining—.5%
3,000M	Zekelman Industries, Inc., 4.3036%, 6/14/2021	3,000,015
	Telecommunication Services—.3%
1,820M	GCI Holdings, Inc., 4.612%, 2/2/2022	1,793,000
	Utilities—.3%
1,479M	Edgewater Generation, 5.7935%, 12/12/2025	1,462,812
	Wireless Communication—.9%
5,000M	Intelsat Jackson Holdings SA, 6.5536%, 1/2/2024	5,076,575
Total Value of Loan Participations (cost $27,898,571)		27,710,915

Total Value of Investments (cost $525,927,396)	98.0%	532,039,456
Other Assets, Less Liabilities	2.0	10,711,553
Net Assets	100.0%	$542,751,009

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2019.

Summary of Abbreviations:

LLLP	Limited Liability Limited Partnership

ULC	Unlimited Liability Corporation

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2019

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$504,328,541	$—	$504,328,541
Loan Participations	—	27,710,915	—	27,710,915
Total Investments in Securities*	$—	$532,039,456	$—	$532,039,456

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds and loan participations.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

Portfolio Composition (Unaudited)

FUND FOR INCOME

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2019, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2019 fiscal year and is not necessarily representative of the Fund as of the end of its 2019 fiscal year, the current fiscal year or at any other time in the future.

	Rated by Moody’s	Comparable Quality of Unrated Securities to Bonds Rated by Moody’s
Baa1	0.04%	0.00%
Baa2	0.06	0.00
Baa3	0.60	0.00
Ba1	4.00	0.00
Ba2	9.30	0.00
Ba3	17.33	0.00
BB+	0.00	0.43
BB	0.00	0.29
BB-	0.00	0.01
B1	17.61	0.00
B2	17.72	0.00
B3	22.93	0.00
Caa1	5.90	0.00
Caa2	4.41	0.00

See notes to financial statements

Portfolio Manager’s Letter

GOVERNMENT CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Cash Management Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 1.73% for Class A shares and 1.76% for Institutional shares, including dividends of 1.7 cents per share for Class A shares and Institutional Class shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

U.S. bond market

The review period began with a continuation of financial market volatility. Rising interest rates, a prolonged trade war between U.S. and China, the midterm elections, and a strong U.S. dollar overshadowed strong economic fundamentals, causing a broad market selloff. The corporate bond market continued to underperform as credit spreads moved wider.

The U.S. Federal Reserve (Fed) raised rates by 25 basis points in its December meeting, however, Fed policy moved from a tightening to a more accommodative policy. In fact, the Fed cut rates by 25 basis points twice following the rate hike in December. U.S. Treasuries rallied strongly across the yield curve in a risk-off environment. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, fell by 120 basis points to 1.62%. The 10-year U.S. Treasury note yield, which is controlled by other factors such as GDP, inflation and investor sentiment, fell by 140 basis points to 1.67%. The yield curve continued to flatten, with the spread between 2- and 10-year U.S. Treasury yields narrowing to just four basis points by the end of the period.

Credit spreads marched tighter as investors continued to support the corporate credit market in the search for yield. The positive performance of the corporate bond market during the review period was the result of longer duration and tighter credit spreads. Of note, corporate bonds with maturities greater than 10 years significantly outperformed shorter-maturity debt (i.e., one to three years) as U.S. Treasury yields moved lower across the curve. During the review period, Telecommunication and Utility sectors outperformed.

Amid volatility in commodity-driven sectors, the high yield bond market returned 6.30% during the review period. Municipal bonds benefited from favorable supply-demand dynamics and returned 7.93%.

The Fund

The Fund maintained a longer-than-average weighted average maturity during most of the review period as the direction of interest rates was not clear but biased lower. That said, the Fund maintained a weighted average maturity of fewer than 60 days during the review period in order to comply with current SEC rules designed to limit interest rate risk. Floating rate securities were successfully employed during the period for incremental yield.

Foresters Investment Management Company, Inc., the Fund’s Investment Adviser during the period, continued to waive certain expenses during the period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Michael J. O’Keefe
Portfolio Manager,
Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

GOVERNMENT CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	0.60%
Actual		$1,000.00	$1,008.56	$ 3.02
Hypothetical**		$1,000.00	$1,022.06	$ 3.04
Institutional Class Shares	0.60%
Actual		$1,000.00	$1,008.82	$ 3.02
Hypothetical**		$1,000.00	$1,022.06	$ 3.04

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Portfolio of Investments

GOVERNMENT CASH MANAGEMENT FUND

September 30, 2019

Principal Amount	Security	Interest Rate*	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS—42.2%
	Federal Home Loan Bank:
$2,000M	10/3/2019	1.99%	$1,999,778
8,000M	10/10/2019	1.97	7,996,051
8,000M	10/15/2019	2.00	7,993,761
10,000M	10/18/2019	1.99	9,990,581
8,000M	10/30/2019	1.98	7,987,207
6,000M	11/4/2019	1.96	5,988,881
9,000M	11/7/2019	1.93	8,982,109
6,000M	11/8/2019	1.96	5,987,573
5,000M	11/13/2019	2.35	4,985,836
5,000M	11/26/2019	1.93	4,985,021
4,500M	12/10/2019	1.91	4,483,281
Total Value of U.S. Government Agency Obligations (cost $71,380,079)			71,380,079
	VARIABLE AND FLOATING RATE NOTES—30.8%
	Federal Farm Credit Bank:
4,700M	11/14/2019	2.20	4,701,133
2,000M	11/19/2019	2.00	1,999,894
1,005M	2/10/2020	2.10	1,005,246
5,060M	2/21/2020	2.10	5,061,532
1,000M	6/1/2020	2.02	999,398
7,000M	6/25/2020	2.02	6,999,712
3,000M	7/30/2020	2.05	2,999,876
	Federal Home Loan Bank:
12,150M	10/11/2019	2.08	12,149,793
7,000M	11/29/2019	2.07	6,999,773
2,100M	12/6/2019	2.01	2,099,865
7,000M	12/19/2019	2.02	7,001,529
Total Value of Variable and Floating Rate Notes (cost $52,017,751)			52,017,751

Portfolio of Investments (continued)

GOVERNMENT CASH MANAGEMENT FUND

September 30, 2019

Principal Amount	Security	Interest Rate*	Value
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—27.2%
	U.S. Treasury Bills:
$5,000M	10/17/2019	2.30%	$4,994,856
4,000M	10/22/2019	2.00	3,995,331
12,000M	10/22/2019	2.01	11,985,939
2,000M	10/29/2019	1.99	1,996,905
5,000M	10/31/2019	2.35	4,990,106
8,000M	11/14/2019	2.24	7,977,905
10,000M	12/19/2019	1.90	9,958,175
Total Value of Short-Term U.S. Government Obligations (cost $45,899,217)			45,899,217
Total Value of Investments (cost $169,297,047)**		100.2%	169,297,047
Excess of Liabilities Over Other Assets		(.2)	(391,296)
Net Assets		100.0%	$168,905,751

*

The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2019.

**	Aggregate cost for federal income tax purposes is the same.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$71,380,079	$—	$71,380,079
Variable and Floating Rate Notes:
U.S. Government Agency Obigations	—	52,017,751	—	52,017,751
Short-Term U.S. Government Obigations	—	45,899,217	—	45,899,217
Total Investments in Securities	$—	$169,297,047	$—	$169,297,047

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

INTERNATIONAL OPPORTUNITIES BOND FUND

Dear Investor:

This is the annual report for the First Investors International Opportunities Bond Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was -0.56% for Class A shares, -0.30% for Advisor Class shares and -0.25% for Institutional Class shares, including dividends of 15.7 cents per share on Class A shares, 15.9 cents per share for Advisor Class shares and 12.4 cents per share for Institutional Class shares.

The Market

A cascade of negative developments pounded investors during the third quarter. These included an escalation in the U.S.-China trade war, threats of a financial war, a U.S. congressional push for presidential impeachment, uncertainty heading into the 2020 U.S. elections, the Hong Kong riots, British political upheavals ahead of Brexit, the attack on Saudi oil production, Federal Reserve (Fed) Chair Powell’s milquetoast position on future rate cuts, and disruptions in the U.S. repo market. In the background, the persistent slowdown in the global economy was confirmed during the quarter by the announcement of negative guidance from the Fed. The share price of this global bellwether ended the quarter down almost 50% from its early 2018 peak, the starting point of the current global slump.

The bomblets of pessimism seemed to break the back of already dour global economic sentiment. Developed country sovereign bond yields collapsed during the quarter, leaving nearly $15 trillion of negative-yielding debt and an average yield on non-U.S. developed country sovereign debt only slightly above zero, at roughly 11 basis points (bps). Equity risk premiums rose steadily, and volatility spiked in July and August. Throughout the quarter, the U.S. dollar also rose, helping exacerbate dollar funding pressure and contributing to the increasingly deflationary global economic environment.

The Fund

The First Investors International Opportunities Bond Fund underperformed the 6.78% return for the FTSE World Government Bond Index (ex-U.S.). The Fund’s weak absolute performance during the third quarter was due almost entirely to currency contribution, however, bond positioning detracted significantly from relative performance. Duration provided positive absolute returns that came from holdings of EM bonds, with Mexican bonds powering the gains. Yields fell across the curve as the 10-year U.S. Treasury posted its largest quarterly decline in several years, and the 30-year bond yield hit a record low in August. This drop in global rates sent investors on a search for yield during the quarter, and EM debt generally rallied modestly. Mexico made rare back-to-back interest-rate cuts to offset declining inflation, and bonos rallied in response, delivering sizable gains to performance. Relative duration performance suffered, however, owing to an absence of holdings in Japanese government bonds and other low- or negative-yielding European debt, particularly Italian BTPs, U.K. gilts, and French OATs. Core and peripheral European sovereigns rallied against deteriorating economic growth and fresh stimulus from the European Central Bank (ECB), with the yield on Germany’s 30-year sovereign turning negative for the first time. Despite their weightings in the benchmark and the possibility of negative yields becoming more negative in the near term, we can find no logical case to justify thinking these developed market securities offer even a smidgen of value.

As for the substantial negative drag from currency contribution, your portfolio owns very few U.S. dollars, yet the dollar rose steadily throughout the quarter against almost all currencies. The sustainability of this trend is the key issue for positioning going forward. An underweight to the euro was a positive exception, but exposure to a basket of international currencies was detrimental amid the strong U.S. dollar environment. The Norwegian krone fell despite another rate increase by Norges Bank and a surge in oil prices following the attack on Saudi Arabia’s refining facilities while the export-sensitive Swedish krona sank against weak economic data, including softer demand from Europe and a contraction in manufacturing. The surrounding weakness in Europe also pulled the Polish zloty to multi-year lows. Commodity-sensitive currencies in Latin America, including the Mexican peso, Chilean peso, Colombian peso, and Brazilian real, also dragged on returns. Under pressure from the trade war, the Australian dollar tested 10-year lows.

Fund positioning

Very little changed in portfolio positioning during the third quarter. In terms of duration, the Fund continues to shun G-7 duration in favor of the emerging world, with particular emphasis on Mexican sovereign bonds. We have been believers that EM bonds offered tremendous value and were vindicated during the third quarter. Despite dollar strength and EM currency weakness, local-currency bonds across the emerging world continued to rally in step with developed country markets. The breadth of the rally attests to the deflationary forces at play in the global economy.

We think that the extraordinary gains in the dollar during the third quarter are not sustainable. Pressure is building, which we believe will materialize in a gradual decline in the dollar over the course of the next six to 12 months.

1.

Our price discovery process continues to flag the U.S. dollar as an expensive currency. Correspondingly, real net exports have been weakening ever since the dollar surged in 2014. More recently, the collapse in the ISM Manufacturing Report on Business Exports to its lowest level since the GFC is a warning that the drag from trade on the rest of the economy has become more severe.

2.	In terms of the three critical variables that have reached make-or-break phases, improvement in these factors would be dollar bearish:

a)	A rapprochement in the trade impasse would be constructive for world trade and global growth and would ease deflationary worries. These factors would be negative for the dollar.

b)

An expansionist Fed would be dollar negative. The Fed’s focus on ending the dollar stringency caused by the balance sheet reduction could be particularly significant, depending on the details of the renewed expansion.

Portfolio Managers’ Letter (continued)

INTERNATIONAL OPPORTUNITIES BOND FUND

c)	Economic stabilization in China would contribute significantly to global stability and growth, always a draw to capital, and would be negative for the dollar.

3.

There is a small but growing possibility of some form of intervention in containing the dollar’s strength. President Trump has been critical of the Fed for helping support the dollar at a time when balance-of-payments factors argue that the euro is structurally very cheap. The weakness in the renminbi that largely corresponded in proportion to the increase in U.S. tariffs on China was not lost on the President either, as he declared China a currency manipulator. We are not sure what tactics the administration might consider to cap the rise in the greenback, but some form of intervention is on the radar.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Stephen S. Smith	David F. Hoffman, CFA
Brandywine Global Investment Management, LLC	Brandywine Global Investment Management, LLC
Managing Director & Portfolio Manager	Managing Director& Portfolio Manager

Jack P. McIntyre, CFA	Anujeet Sareen, CFA
Brandywine Global Investment Management, LLC	Brandywine Global Investment Management, LLC
Portfolio Manager	Portfolio Manager

October 4, 2019

Fund Expenses (unaudited)

INTERNATIONAL OPPORTUNITIES BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.28%
Actual		$1,000.00	$ 996.51	$ 6.41
Hypothetical**		$1,000.00	$ 1,018.65	$ 6.48
Advisor Class Shares	0.98%
Actual		$1,000.00	$ 997.71	$ 4.91
Hypothetical**		$1,000.00	$ 1,020.16	$ 4.96
Institutional Class Shares	0.86%
Actual		$1,000.00	$ 997.73	$ 4.31
Hypothetical**		$1,000.00	$ 1,020.76	$ 4.36

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

INTERNATIONAL OPPORTUNITIES BOND FUND

Comparison of change in value of $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) and the FTSE World Government Bond Index (“WGBI”).

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	FTSE World Government Bond Index (WGBI)
One Year	-0.56%	-0.30%	-0.25%	6.78%
Five Years	-0.59%	-0.25%	-0.12%	1.28%
Since Inception**	0.22%	-0.12%	0.04%	0.49%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-4.58%	-0.30%	-0.25%
Five Years	-1.39%	-0.25%	-0.12%
Since Inception**	-0.36%	-0.12%	0.04%
S.E.C. 30-Day Yield***	1.80%	2.06%	2.27%

The graph compares a $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) beginning 8/20/12 (commencement of operations) with a theoretical investment in the FTSE World Government Bond Index (WGBI). The Index encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been -4.63%, -1.43% and -0.47%, respectively and the S.E.C. 30-Day Yield for September 2019 would have been 1.65%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been -0.33%, -0.26% and -0.78%, respectively and the S.E.C. 30-Day Yield for September 2019 would have been 1.90%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been -0.30%, -0.13% and 0.03%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 2.12%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and all other figures are from Foresters Investment Management Company, Inc.

**     The Since Inception returns for Class A shares are for the period beginning 8/17/12 (commencement of operations). The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

***    The S.E.C. 30-Day Yield shown is for September 2019.

†     The Index return is since the inception of Class A shares. The Index return since inception of the Advisor Class and Institutional Class shares is -.13%.

Portfolio of Investments

INTERNATIONAL OPPORTUNITIES BOND FUND

September 30, 2019

Principal Amount		Security	Value
		SOVEREIGN BONDS—58.8%
		Mexico—14.0%
		United Mexican States:
145M	MXN	7.75%, 11/23/2034	$776,993
959M	MXN	7.75%, 11/13/2042	5,088,473
371M	MXN	8%, 11/7/2047	2,024,257
609M	MXN	8.5%, 5/31/2029	3,437,853
650M	MXN	8.5%, 11/18/2038	3,712,187
			15,039,763
		United Kingdom—7.9%
6,795M	GBP	United Kingdom Gilt, 2%, 7/22/2020	8,452,076
		Malaysia—6.8%
		Federation of Malaysia:
10,095M	MYR	3.48%, 3/15/2023	2,435,629
5,460M	MYR	3.882%, 3/10/2022	1,327,517
5,255M	MYR	3.899%, 11/16/2027	1,291,070
2,405M	MYR	3.955%, 9/15/2025	593,347
6,540M	MYR	4.048%, 9/30/2021	1,590,434
			7,237,997
		Chile—5.9%
4,400,000M	CLP	Bonos Tesoreria Pesos, 4.5%, 3/1/2021	6,289,982
		Poland—5.2%
7,265M	PLN	Poland Government Bond, 2%, 4/25/2021	1,826,984
		Republic of Poland:
8,550M	PLN	1.5%, 4/25/2020	2,136,338
6,405M	PLN	5.25%, 10/25/2020	1,665,498
			5,628,820

Principal Amount		Security	Value
		Indonesia—4.6%
		Republic of Indonesia:
13,100,000M	IDR	8.375%, 3/15/2034	$978,140
50,400,000M	IDR	9%, 3/15/2029	3,939,615
			4,917,755
		Brazil—4.5%
		Nota Do Tesouro Nacional:
8M	BRL	10%, 1/1/2021	1,993,458
10M	BRL	10%, 1/1/2027	2,820,102
			4,813,560
		Colombia—4.2%
14,130,000M	COP	Titulos De Tesoreria, 7.5%, 8/26/2026	4,520,170
		South Africa—4.0%
		Republic of South Africa:
39,430M	ZAR	6.5%, 2/28/2041	1,831,952
41,415M	ZAR	8.75%, 2/28/2048	2,419,043
			4,250,995
		Australia—1.7%
2,655M	AUD	Commonwealth of Australia, 2.75%, 10/21/2019	1,793,755
Total Value of Sovereign Bonds (cost $75,007,774)			62,944,873
		U.S. GOVERNMENT OBLIGATIONS—30.7%
		United States
		U.S. Treasury Notes:
27,880M	USD	2.0532%, 4/30/2021 (a)	27,840,940
5,045M	USD	2.1342%, 7/31/2021 (a)	5,041,504
Total Value of U.S. Government Obligations (cost $32,921,712)			32,882,444

Portfolio of Investments (continued)

INTERNATIONAL OPPORTUNITIES BOND FUND

September 30, 2019

Principal Amount		Security	Value
		CORPORATE BONDS—4.6%
		United States
3,230M	USD	Goldman Sachs Group, Inc., 2.8976%, 2/23/2023 (a)	$3,229,247
1,505M	USD	HP Enterprise Co., 6.35%, 10/15/2045	1,758,039
Total Value of Corporate Bonds (cost $4,718,001)			4,987,286
		GOVERNMENT REGIONAL AGENCY—3.8%
		Australia
970M	AUD	New South Wales Treasury Corp., 4%, 4/8/2021	685,653
2,650M	AUD	Queensland Treasury Corp., 5.5%, 6/21/2021	1,928,849
2,150M	AUD	Western Australia Treasury Corp., 7%, 10/15/2019	1,454,761
Total Value of Government Regional Agency (cost $4,362,296)			4,069,263

Total Value of Investments (cost $117,009,783)	97.9%	104,883,866
Other Assets, Less Liabilities	2.1	2,264,971
Net Assets	100.0%	$107,148,837

(a)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2019.

At September 30, 2019, the Fund has open foreign exchange contracts as described on next page.

The unrealized appreciation (depreciation) on the open contracts were as follows:

International Opportunities Bond Fund

Counterparty	Settlement Date	Foreign Currency	Receive (Deliver)	Asset	Liability	Unrealized Appreciation (Depreciation)
CITI	10/11/19	PLN	2,610,000	$650,857	$689,018	$(38,161)
HSBC	10/18/19	SEK	44,500,000	4,520,497	4,771,862	(251,365)
HSBC	10/18/19	SEK	12,200,000	1,239,327	1,283,002	(43,675)
MS	10/24/19	AUD	4,710,000	3,179,017	3,329,716	(150,699)
HSBC	10/28/19	NOK	8,600,000	945,299	956,416	(11,117)
CITI	10/30/19	PLN	5,320,000	1,326,650	1,396,857	(70,207)
HSBC	11/15/19	ZAR	(36,590,000)	2,343,215	2,415,979	(72,764)
CITI	11/19/19	MXN	(56,800,000)	2,846,205	2,878,281	(32,076)
MS	11/22/19	AUD	4,840,000	3,266,760	3,292,555	(25,795)
GS	12/6/19	NOK	44,600,000	4,902,365	4,992,500	(90,135)
HSBC	12/9/19	GBP	4,850,000	5,963,286	5,996,152	(32,866)
HSBC	12/11/19	ZAR	(27,400,000)	1,835,637	1,809,178	26,459
HSBC	1/17/20	NOK	10,400,000	1,143,152	1,161,881	(18,729)
CITI	1/24/20	GBP	6,390,000	7,856,783	8,027,693	(170,910)
Net unrealized depreciation on open foreign exchange contracts						$(982,040)

A summary of abbreviations for counterparties to foeign exchange contracts are as follows:

CITI	Citigroup Global Markets

GS	Goldman Sachs & Co.

HSBC	HSBC Bank USA N.A.

MS	Morgan Stanley

Summary of Abbreviations:

AUD	Australian Dollar

BRL	Brazillian Real

CLP	Chilean Peso

COP	Colombian Peso

GBP	British Pound

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

USD	United States Dollar

ZAR	South African Rand

Portfolio of Investments (continued)

INTERNATIONAL OPPORTUNITIES BOND FUND

September 30, 2019

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Sovereign Bonds
Mexico	$—	$15,039,763	$—	$15,039,763
United Kingdom	—	8,452,076	—	8,452,076
Malaysia	—	7,237,997	—	7,237,997
Chile	—	6,289,982	—	6,289,982
Poland	—	5,628,820	—	5,628,820
Indonesia	—	4,917,755	—	4,917,755
Brazil	—	4,813,560	—	4,813,560
Colombia	—	4,520,170	—	4,520,170
South Africa	—	4,250,995	—	4,250,995
Australia	—	1,793,755	—	1,793,755
U.S. Government Obligations
United States	—	32,882,444	—	32,882,444
Corporate Bonds
United States	—	4,987,286	—	4,987,286
Government Regional Agency
Australia	—	4,069,263	—	4,069,263
Total Investments in Securities	$—	$104,883,866	$—	$104,883,866
Other Financial Instruments*	$—	$(982,040)	$—	$(982,040)

*	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2019, there were no transfers between Level 1 investments and Level 2 investments that had a material inpact to the Fund. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 12.00% for Class A shares, 12.37% for Advisor shares and 12.43% for Institutional shares, including dividends of 31.9 cents per share on Class A shares, 35.7 cents per share on Advisor shares and 35.8 cents per share on Institutional shares.

Bond market

The review period began with a continuation of financial market volatility. Rising interest rates, a prolonged trade war between U.S. and China, the midterm elections, and a strong U.S. dollar overshadowed strong economic fundamentals, causing a broad market selloff. The corporate bond market continued to underperform as credit spreads moved wider.

The U.S. Federal Reserve (Fed) raised rates by 25 basis points in its December meeting, however, Fed policy moved from a tightening to a more accommodative policy. In fact, the Fed cut rates by 25 basis points twice following the rate hike in December. U.S. Treasurys rallied strongly across the yield curve in a risk-off environment. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, fell by 120 basis points to 1.62%. The 10-year U.S. Treasury note yield, which is controlled by other factors such as GDP, inflation and investor sentiment, fell by 140 basis points to 1.67%. The yield curve continued to flatten, with the spread between 2- and 10-year U.S. Treasury yields narrowing to just four basis points by the end of the period.

Credit spreads marched tighter as investors continued to support the corporate credit market in the search for yield. The positive performance of the corporate bond market during the review period was the result of longer duration and tighter credit spreads. Of note, corporate bonds with maturities greater than 10 years significantly outperformed shorter-maturity debt (i.e., one to three years) as U.S. Treasury yields moved lower across the curve. During the review period, Telecommunication and Utility sectors outperformed.

Amid volatility in commodity-driven sectors, the high yield bond market returned 6.30% during the review period. Municipal bonds benefited from favorable supply-demand dynamics and returned 7.93%.

The Fund

The Fund invests in investment grade fixed income securities, with the majority of the Fund’s assets being invested in investment grade corporate bonds. The Fund also had as much as 5.0% of its assets invested in high yield securities and 3.0% invested in U.S. Treasurys.

The Fund underperformed the ICE BofAML Corporate Index during the review period. The relative underperformance was predominantly a function of the Fund’s underweight in corporate bonds with maturities greater than 10 years, which had the largest returns during the review period. The Fund benefitted from its overweight in the BBB rated bonds, which had the highest returns among different rating categories. Exposure to high yield detracted from fund performance as the high yield market underperformed investment grade corporate bonds during the review period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Rajeev Sharma
Portfolio Manager and
Director of Fixed Income,
Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.06%
Actual		$1,000.00	$1,069.97	$ 5.50
Hypothetical**		$1,000.00	$1,019.76	$ 5.37
Advisor Class Shares	0.77%
Actual		$1,000.00	$1,072.93	$ 4.00
Hypothetical**		$1,000.00	$1,021.21	$ 3.90
Institutional Class Shares	0.68%
Actual		$1,000.00	$1,072.98	$ 3.53
Hypothetical**		$1,000.00	$1,021.66	$ 3.45

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the ICE BofAML U.S. Corporate Master Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	ICE BofAML U.S. Corporate Master Index
One Year	12.00%	12.37%	12.43%	12.87%
Five Years	3.69%	4.04%	4.11%	4.65%
Ten Years or Since Inception**	4.89%	3.55%	3.69%	5.60%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	7.55%	12.37%	12.43%
Five Years	2.85%	4.04%	4.11%
Ten Years or Since Inception**	4.46%	3.55%	3.69%
S.E.C. 30-Day Yield***	1.95%	1.67%	2.38%

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/09 with a theoretical investment in the ICE BofAML U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was

Cumulative Performance Information (unaudited) (continued)

INVESTMENT GRADE FUND

deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 7.45%, 2.75% and 4.37%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 1.88%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 12.27%, 3.94% and 2.72%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 1.60%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 12.34%, 4.01% and 3.58%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 2.30%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from ICE Data Services and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class share are for the periods beginning 4/1/13 (commencement of operations for those classes).

***    The S.E.C. 30-day yield shown is for September 2019.

†     The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 4.25%.

Portfolio of Investments

INVESTMENT GRADE FUND

September 30, 2019

Principal Amount	Security	Value
	CORPORATE BONDS—94.1%
	Automotive—4.3%
$6,200M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	$6,302,976
4,000M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	4,342,256
3,600M	Lear Corp., 5.25%, 1/15/2025	3,718,782
2,700M	Volkswagen Group America, 4%, 11/12/2021	2,791,303
		17,155,317
	Chemicals—2.3%
4,500M	DowDuPont, Inc., 4.725%, 11/15/2028	5,151,424
4,000M	Nutrien, Ltd., 3.375%, 3/15/2025	4,146,876
		9,298,300
	Energy—16.0%
2,749M	Continental Resources, Inc., 5%, 9/15/2022	2,775,003
4,000M	Enable Midstream Partners, LP, 4.4%, 3/15/2027	4,011,680
5,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	5,151,260
	Enterprise Products Operating:
4,031M	7.55%, 4/15/2038	5,950,639
1,800M	4.8%, 2/1/2049	2,098,993
5,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	5,154,445
4,750M	Kinder Morgan, Inc., 5.625%, 11/15/2023 (a)	5,274,353
	Magellan Midstream Partners, LP:
5,000M	5%, 3/1/2026	5,616,615
3,600M	4.85%, 2/1/2049	4,186,847
4,000M	Midwest Connector Capital Co., LLC, 4.625%, 4/1/2029 (a)	4,398,020
6,600M	MPLX, LP, 5.25%, 1/15/2025 (a)	6,968,867
4,300M	Noble Energy, Inc., 3.85%, 1/15/2028	4,466,251
	Valero Energy Corp.:
2,700M	4.35%, 6/1/2028	2,933,269
3,500M	6.625%, 6/15/2037	4,535,045
		63,521,287
	Financial Services—7.5%
6,750M	Brookfield Finance, Inc., 4.85%, 3/29/2029	7,645,630

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2019

Principal Amount	Security	Value
	Financial Services (continued)
$3,750M	ERAC USA Finance, LLC, 4.5%, 8/16/2021 (a)	$3,903,956
2,500M	GE Capital International Funding Services, Ltd., 4.418%, 11/15/2035	2,620,695
6,400M	General Electric Capital Corp., 4.65%, 10/17/2021	6,659,392
	Protective Life Corp.:
5,135M	7.375%, 10/15/2019	5,144,377
3,600M	4.3%, 9/30/2028 (a)	3,937,000
		29,911,050
	Financials—18.0%
	Bank of America Corp.:
2,000M	4%, 1/22/2025	2,125,092
2,700M	3.559%, 4/23/2027	2,850,125
4,725M	5.875%, 2/7/2042	6,551,567
3,200M	Capital One Financial Corp., 3.75%, 4/24/2024	3,364,554
	Citigroup, Inc.:
4,500M	4.3%, 11/20/2026	4,851,607
2,900M	4.45%, 9/29/2027	3,166,794
	Goldman Sachs Group, Inc.:
2,350M	3.85%, 7/8/2024	2,489,216
8,450M	3.5%, 11/16/2026	8,785,042
	JPMorgan Chase & Co.:
2,500M	4.452%, 12/5/2029	2,828,212
8,600M	6.4%, 5/15/2038	12,326,767
	Morgan Stanley:
4,000M	4.10%, 5/22/2023	4,214,988
3,000M	4%, 7/23/2025	3,238,863
3,000M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	3,274,839
3,250M	Wells Fargo & Co., 4.75%, 12/7/2046	3,842,420
	Wells Fargo Bank, NA:
2,350M	5.85%, 2/1/2037	3,120,196
3,250M	6.6%, 1/15/2038	4,640,896
		71,671,178

Principal Amount	Security	Value
	Food/Beverage/Tobacco—2.6%
$9,000M	Anheuser-Busch Cos., LLC, 4.7%, 2/1/2036	$10,412,037
	Forest Products/Containers—1.0%
4,000M	Packaging Corp. of America, 3.4%, 12/15/2027	4,154,444
	Health Care—3.5%
	CVS Health Corp.:
4,000M	3.875%, 7/20/2025	4,235,524
1,800M	4.3%, 3/25/2028	1,948,030
3,000M	5.05%, 3/25/2048	3,410,148
4,050M	Express Scripts Holding Co., 4.75%, 11/15/2021	4,257,652
		13,851,354
	Information Technology—3.0%
2,000M	Apple, Inc., 2.2%, 9/11/2029	1,967,716
4,000M	Corning, Inc., 7.25%, 8/15/2036	4,891,472
4,500M	International Business Machines Corp., 4.25%, 5/15/2049	5,185,112
		12,044,300
	Manufacturing—2.9%
4,000M	Crane Co., 4.2%, 3/15/2048	4,201,160
2,250M	CRH America, Inc., 3.4%, 5/9/2027 (a)	2,325,958
5,000M	Johnson Controls International, PLC, 5%, 3/30/2020	5,067,240
		11,594,358
	Media-Broadcasting—.9%
1,325M	ABC, Inc., 8.75%, 8/15/2021	1,486,718
1,800M	Fox Corp., 4.709%, 1/25/2029 (a)	2,057,652
		3,544,370
	Media-Cable TV—3.2%
	Comcast Corp.:
5,800M	4.25%, 1/15/2033	6,675,974
3,250M	4.2%, 8/15/2034	3,719,823

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2019

Principal Amount	Security	Value
	Media-Cable TV (continued)
$1,800M	4.7%, 10/15/2048	$2,207,176
		12,602,973
	Metals/Mining—2.4%
5,000M	Arconic, Inc., 6.15%, 8/15/2020	5,160,950
4,200M	Newmont Mining Corp., 5.125%, 10/1/2019	4,200,000
		9,360,950
	Real Estate—11.1%
	Alexandria Real Estate Equities, Inc.:
4,600M	3.95%, 1/15/2028	4,964,090
2,800M	4.85%, 4/15/2049	3,464,104
	Digital Realty Trust, LP:
6,700M	4.75%, 10/1/2025	7,375,641
3,750M	3.7%, 8/15/2027	3,938,512
	Duke Realty, LP:
2,800M	3.25%, 6/30/2026	2,900,215
3,700M	4%, 9/15/2028	4,036,467
3,500M	Essex Portfolio, LP, 3.875%, 5/1/2024	3,693,557
5,000M	Realty Income Corp., 3.875%, 4/15/2025	5,374,245
1,800M	Simon Property Group, LP, 2.45%, 9/13/2029	1,763,366
6,000M	STORE Capital Corp., 4.5%, 3/15/2028	6,480,684
		43,990,881
	Retail-General Merchandise—1.8%
5,300M	Home Depot, Inc., 5.875%, 12/16/2036	7,338,799
	Telecommunication Services—7.8%
	AT&T, Inc.:
4,000M	3.6%, 7/15/2025	4,215,984
6,000M	4.85%, 3/1/2039	6,815,628
4,500M	4.25%, 3/1/2027	4,900,014

Principal Amount	Security	Value
	Telecommunication Services (continued)
	Verizon Communications, Inc.:
$6,100M	4.329%, 9/21/2028	$6,921,749
7,100M	4.272%, 1/15/2036	7,996,020
		30,849,395
	Transportation—3.7%
4,250M	Air Lease Corp., 4.25%, 2/1/2024	4,503,079
2,700M	Aviation Capital Group, LLC, 3.5%, 11/1/2027 (a)	2,694,174
	Burlington Northern Santa Fe, LLC:
1,800M	5.75%, 5/1/2040	2,425,338
4,000M	5.15%, 9/1/2043	5,126,344
		14,748,935
	Utilities—2.1%
3,150M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	3,402,769
4,500M	ONEOK, Inc., 4.55%, 7/15/2028	4,876,110
		8,278,879
Total Value of Corporate Bonds (cost $347,888,768)		374,328,807
	PASS-THROUGH CERTIFICATES—1.1%
	Transportation
4,256M	American Airlines 17-2 AA PTT, 3.35%, 10/15/2029 (cost $4,256,450)	4,389,187
	U.S. GOVERNMENT OBLIGATIONS—1.0%
3,500M	U.S. Treasury Bonds, 3%, 2/15/2049 (cost $3,612,271)	4,173,887

Total Value of Investments (cost $355,757,489)	96.2%	382,891,881
Other Assets, Less Liabilities	3.8	15,074,838
Net Assets	100.0%	$397,966,719

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

Summary of Abbreviations:

PTT	Pass-Through Trust

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2019

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$374,328,807	$—	$374,328,807
Pass-Through Certificates	—	4,389,187	—	4,389,187
U.S. Government Obligations	—	4,173,887	—	4,173,887
Total Investments in Securities*	$—	$382,891,881	$—	$382,891,881

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

LIMITED DURATION BOND FUND

Dear Investor:

This is the annual report for the First Investors Limited Duration Bond Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 4.37% for Class A shares, 4.65% for Advisor Class shares and 4.83% for Institutional Class shares, including dividends of 25.5 cents per share on Class A shares, 28.2 cents per share on Advisor Class shares and 29.7 cents per share on Institutional Class shares.

Bond market

The review period began with a continuation of financial market volatility. Rising interest rates, a prolonged trade war between U.S. and China, the midterm elections, and a strong U.S. dollar overshadowed strong economic fundamentals, causing a broad market selloff. The corporate bond market continued to underperform as credit spreads moved wider.

The U.S. Federal Reserve (Fed) raised rates by 25 basis points in its December meeting, however, Fed policy moved from a tightening to a more accommodative policy. In fact, the Fed cut rates by 25 basis points twice following the rate hike in December. U.S. Treasurys rallied strongly across the yield curve in a risk-off environment. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, fell by 120 basis points to 1.62%. The 10-year U.S. Treasury note yield, which is controlled by other factors such as GDP, inflation and investor sentiment, fell by 140 basis points to 1.67%. The yield curve continued to flatten, with the spread between 2- and 10-year U.S. Treasury yields narrowing to just four basis points by the end of the period.

Credit spreads marched tighter as investors continued to support the corporate credit market in the search for yield. The positive performance of the corporate bond market during the review period was the result of longer duration and tighter credit spreads. Of note, corporate bonds with maturities greater than 10 years significantly outperformed shorter-maturity debt (i.e., one to three years) as U.S. Treasury yields moved lower across the curve. During the review period, Telecommunication and Utility sectors outperformed.

Amid volatility in commodity-driven sectors, the high yield bond market returned 6.30% during the review period. Municipal bonds benefited from favorable supply-demand dynamics and returned 7.93%.

The Fund

The Fund outperformed the Bloomberg Barclays 1-3 Year US Government/Credit Index during the period under review. The Fund’s outperformance was driven by several factors. First, the Fund was overweight investment grade corporate bonds. Second, the Fund was overweight asset backed securities relative to the index. Third, the Fund had exposure to covered bond securities which was additive to its relative outperformance. Fourth, the Fund benefited from its exposure to agency CMBS as well as agency CMOs maturing between two and three years. Lastly, the Fund’s average duration was longer than its benchmark over the period under review. The longer relative duration helped the Fund’s performance as yields declined during the review period.

Portfolio Managers’ Letter (continued)

LIMITED DURATION BOND FUND

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Rodwell Chadehumbe
Portfolio Manager
Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

LIMITED DURATION BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	0.79%
Actual		$1,000.00	$1,021.12	$ 4.00
Hypothetical**		$1,000.00	$1,021.11	$ 4.00
Advisor Class Shares	0.51%
Actual		$1,000.00	$1,023.65	$ 2.59
Hypothetical**		$1,000.00	$1,022.51	$ 2.59
Institutional Class Shares	0.36%
Actual		$1,000.00	$1,023.32	$ 1.83
Hypothetical**		$1,000.00	$1,023.27	$ 1.83

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

LIMITED DURATION BOND FUND

Comparison of change in value of $10,000 investment in the First Investors Limited Duration Bond Fund (Class A shares), the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index† and the ICE BofAML 1–5 Year U.S. Broad Market Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	Bloomberg Barclays 1-3 Year U.S. Government/ Credit Bond Index	ICE BofAML 1-5 Year U.S. Broad Market Index
One Year	4.37%	4.65%	4.83%	4.64%	6.13%
Five Years	1.19%	1.49%	1.63%	1.59%	2.10%
Since Inception**	1.00%	1.33%	1.49%	1.48%	1.98%

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	1.71%	4.65%	4.83%
Five Years	0.68%	1.49%	1.63%
Since Inception**	0.52%	1.33%	1.49%
S.E.C. 30-Day Yield***	1.42%	1.69%	1.72%

The graph compares a $10,000 investment in the First Investors Limited Duration Bond Fund (Class A shares) beginning 5/19/14 (commencement of operations) with theoretical investments in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index and the ICE BofAML 1-5 Year U.S. Broad Market

Index (the “Indices”). The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the one- to three-year component of the Bloomberg Barclays U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indices. The Government Index includes Treasurys (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The ICE BofAML 1-5 Year U.S. Broad Market Index is a subset of the ICE BofAML U.S. Broad Market Index which tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. The Index includes all securities with a remaining term to final maturity or an average life less than 5 years. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 2.5% and assume the current sales charge of 2.5% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 1.51%, 0.48% and -0.09%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 1.27%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 4.47%, 1.24% and 1.05%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 1.17%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 4.62%, 1.45% and 0.79%, respectively, and the S.E.C. 30-Day Yield for September 2019 would have been 1.50%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bloomberg and ICE Data Services and all other figures are from Foresters Investment Management Company, Inc.

**     The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 5/19/14 (commencement of operations).

***    The S.E.C. 30-Day Yield shown is for September 2019.

†    During the fiscal year, the Fund changed its primary broad-based securities index to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index from the ICE BofAML 1–5 Year U.S. Broad Market Index since it more closely reflects the Fund’s investment strategies. After this fiscal year, we will not show a comparison to the ICE BofAML 1–5 Year U.S. Broad Market Index.

Portfolio of Investments

LIMITED DURATION BOND FUND

September 30, 2019

Principal Amount	Security	Value
	CORPORATE BONDS—48.1%
	Automotive—6.7%
$2,000M	Daimler Finance NA, LLC, 3.4%, 2/22/2022 (a)	$2,046,728
	General Motors Financial Co., Inc.:
1,900M	4.2%, 11/6/2021	1,960,733
2,800M	3.55%, 7/8/2022	2,858,321
5,130M	Harley Davidson Financial Services, 2.15%, 2/26/2020 (a)	5,120,992
2,463M	Lear Corp., 5.25%, 1/15/2025	2,544,267
2,000M	O’Reilly Automotive, Inc., 4.625%, 9/15/2021	2,080,778
	Volkswagen Group America:
3,000M	3.875%, 11/13/2020 (a)	3,049,419
1,900M	4%, 11/12/2021	1,964,250
		21,625,488
	Energy—2.7%
2,934M	Continental Resources, Inc., 5%, 9/15/2022	2,961,753
2,000M	Enterprise Products Operating, 5.2%, 9/1/2020	2,055,356
3,700M	Midwest Connector Capital Co., LLC, 3.625%, 4/1/2022 (a)	3,796,770
		8,813,879
	Financial Services—5.6%
1,000M	Compass Bank, 5.5%, 4/1/2020	1,015,649
4,445M	International Lease Finance Corp., 8.25%, 12/15/2020	4,757,052
3,000M	PNC Bank, NA, 2.7%, 11/1/2022	3,044,481
1,500M	Protective Life Corp., 7.375%, 10/15/2019	1,502,739
	SunTrust Bank:
4,900M	2.59%, 1/29/2021 †	4,904,459
2,900M	2.8%, 5/17/2022	2,951,484
		18,175,864
	Financials—18.2%
3,600M	Bank of America Corp., 2.369%, 7/21/2021 †	3,606,163
900M	Bank of Montreal, 1.9%, 8/27/2021	898,936
2,000M	Capital One Financial Corp., 3.05%, 3/9/2022	2,040,476
2,100M	Capital One NA, 2.25%, 9/13/2021	2,100,962

Principal Amount	Security	Value
	Financials (continued)
	Citigroup, Inc.:
$1,000M	2.65%, 10/26/2020	$1,006,297
5,349M	2.9%, 12/8/2021	5,429,743
1,000M	DNB Bank ASA, 2.375%, 6/2/2021 (a)	1,003,492
4,500M	DNB Boligkreditt AS, 2.5%, 3/28/2022 (a)	4,570,425
4,000M	Goldman Sachs Group, Inc., 5.75%, 1/24/2022	4,310,972
2,700M	HSBC Holdings, PLC, 3.803%, 3/11/2025	2,815,036
1,000M	ING Groep NV, 3.15%, 3/29/2022	1,022,885
4,000M	JPMorgan Chase & Co., 4.5%, 1/24/2022	4,221,136
1,000M	Lloyds Bank, PLC, 6.375%, 1/21/2021	1,053,285
	Lloyds Banking Group, PLC:
800M	3%, 1/11/2022	808,485
6,000M	3.9%, 3/12/2024	6,282,672
	Morgan Stanley:
6,100M	5.5%, 7/28/2021	6,474,656
4,500M	2.75%, 5/19/2022	4,566,955
4,100M	Wells Fargo & Co., 3.45%, 2/13/2023	4,236,842
2,800M	Wells Fargo Bank, NA, 2.6%, 1/15/2021	2,821,090
		59,270,508
	Food/Beverage/Tobacco—.9%
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,023,586
2,000M	Keurig Dr Pepper, Inc., 3.551%, 5/25/2021	2,043,336
		3,066,922
	Forest Products/Containers—1.8%
5,487M	Georgia-Pacific, LLC, 5.4%, 11/1/2020 (a)	5,676,806
	Health Care—1.2%
2,400M	CVS Health Corp., 2.8%, 7/20/2020	2,411,042
1,632M	Gilead Sciences, Inc., 2.55%, 9/1/2020	1,640,139
		4,051,181
	Information Technology—.9%
2,800M	Diamond 1 Finance Corp., 4.42%, 6/15/2021 (a)	2,887,892

Portfolio of Investments (continued)

LIMITED DURATION BOND FUND

September 30, 2019

Principal Amount	Security	Value
	Metals/Mining—1.9%
$5,000M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	$5,231,740
900M	Viterra, Inc., 5.95%, 8/1/2020	925,248
		6,156,988
	Real Estate—1.5%
	Digital Realty Trust, LP:
1,671M	3.95%, 7/1/2022	1,745,019
1,825M	2.75%, 2/1/2023	1,844,597
1,250M	Realty Income Corp., 3.25%, 10/15/2022	1,290,349
		4,879,965
	Transportation—1.6%
3,600M	Aviation Capital Group, LLC, 7.125%, 10/15/2020 (a)	3,767,065
1,000M	Heathrow Funding, Ltd., 4.875%, 7/15/2021 (a)	1,043,896
500M	Penske Truck Leasing Co., LP, 3.65%, 7/29/2021 (a)	511,733
		5,322,694
	Utilities—5.1%
3,000M	DTE Energy Co., 3.3%, 6/15/2022	3,075,300
	Energy Transfer Partners, LP:
5,986M	7.5%, 10/15/2020	6,292,244
2,000M	4.5%, 4/15/2024	2,133,218
1,375M	Exelon Generation Co., LLC, 3.4%, 3/15/2022	1,410,376
2,000M	NRG Energy, Inc., 3.75%, 6/15/2024 (a)	2,059,760
1,500M	Sempra Energy, 1.625%, 10/7/2019	1,499,862
		16,470,760
Total Value of Corporate Bonds (cost $153,592,872)		156,398,947
	ASSET-BACKED SECURITIES—22.3%
	Fixed Autos—11.3%
1,200M	AmeriCredit Automobile Receivables Trust, 3.13%, 2/18/2025	1,222,844
900M	BMW Vehicle Lease Trust, 3.26%, 7/20/2021	910,576

Principal Amount	Security	Value
	Fixed Autos (continued)
	CarMax Auto Owner Trust:
$2,000M	2.68%, 3/15/2024	$2,034,782
1,850M	3.37%, 10/16/2023	1,902,612
1,500M	Drive Auto Receivables Trust, 3.41%, 6/15/2023	1,517,221
	GM Financial Automobile Leasing Trust:
3,250M	3.18%, 6/21/2021	3,272,571
1,400M	3.31%, 4/20/2022	1,413,744
	Hertz Vehicle Financing Trust:
2,500M	2.96%, 10/25/2021	2,520,542
5,400M	3.29%, 2/25/2024 (a)	5,541,707
3,000M	Nissan Auto Receivables Owner Trust, 2.5%, 11/15/2023	3,040,050
2,700M	Santander Drive Auto Receivables Trust, 3.21%, 9/15/2023	2,732,130
4,000M	Santander Retail Auto Lease Trust, 2.77%, 6/20/2022 (a)	4,065,772
4,512M	Tesla Auto Lease Trust, 3.71%, 8/20/2021 (a)	4,585,682
1,912M	Volkswagen Auto Loan Enhanced Trust, 3.05%, 8/20/2021	1,917,843
		36,678,076
	Fixed Communication Services—3.0%
	Verizon Owner Trust:
3,679M	1.92%, 12/20/2021 (a)	3,675,576
4,240M	2.93%, 9/20/2023	4,318,432
1,670M	3.23%, 4/20/2023	1,702,909
		9,696,917
	Fixed Credit Cards—4.4%
7,030M	Citibank Credit Card Issuance Trust, 2.49%, 1/20/2023	7,083,372
	Synchrony Credit Card Master Trust:
5,100M	1.93%, 6/15/2023	5,092,702
2,050M	2.38%, 9/15/2023	2,056,150
		14,232,224

Portfolio of Investments (continued)

LIMITED DURATION BOND FUND

September 30, 2019

Principal Amount	Security	Value
	Fixed Manufacturing—3.6%
$8,000M	John Deere Owner Trust, 2.91%, 7/17/2023	$8,146,312
3,600M	Kubota Credit Owner Trust, 3.1%, 8/15/2022 (a)	3,645,173
		11,791,485
Total Value of Asset-Backed Securities (cost $71,270,662)		72,398,702
	U.S. GOVERNMENT OBLIGATIONS—14.6%
	U.S. Treasury Notes:
5,000M	1.5%, 8/31/2021	4,985,940
5,000M	1.5%, 9/15/2022	4,991,115
9,500M	2%, 5/31/2024	9,690,741
15,000M	2.125%, 5/15/2022	15,198,930
9,000M	2.25%, 4/30/2021	9,073,656
2,570M	2.5%, 1/15/2022	2,620,195
1,000M	2.5%, 1/31/2024	1,038,848
Total Value of U.S. Government Obligations (cost $47,180,284)		47,599,425
	COVERED BONDS—3.6%
	Financial Services
4,750M	Canadian Imperial Bank of Commerce, 2.35%, 7/27/2022 (a)	4,819,046
7,000M	Royal Bank of Canada, 2.3%, 3/22/2021	7,037,800
Total Value of Covered Bonds (cost $11,751,182)		11,856,846
	COLLATERALIZED MORTGAGE OBLIGATIONS—3.5%
	Fannie Mae:
4,186M	4%, 2/25/2025	4,351,527
6,964M	3%, 1/25/2034	7,162,329
Total Value of Collateralized Mortgage Obligations (cost $11,330,729)		11,513,856

Principal Amount	Security	Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES—1.9%
	Fannie Mae—.9%
$2,697M	Fannie Mae, 2.995%, 11/1/2022	$2,771,695
	Federal Home Loan Mortgage Corporation—1.0%
2,983M	Multi-Family Structured Pass-Throughs, 3.139%, 6/25/2025	3,132,267
Total Value of Commercial Mortgage-Backed Securities (cost $5,771,141)		5,903,962
	U.S. GOVERNMENT AGENCY OBLIGATIONS—1.6%
	Fannie Mae:
3,500M	1.25%, 5/6/2021	3,473,960
1,700M	1.375%, 2/26/2021	1,691,067
Total Value of U.S. Government Agency Obligations (cost $5,132,313)		5,165,027

Total Value of Investments (cost $306,029,183)	95.6%	310,836,765
Other Assets, Less Liabilities	4.4	14,166,662
Net Assets	100.0%	$325,003,427

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2019.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Portfolio of Investments (continued)

LIMITED DURATION BOND FUND

September 30, 2019

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$156,398,947	$—	$156,398,947
Asset-Backed Securities	—	72,398,702	—	72,398,702
U.S. Government Obligations	—	47,599,425	—	47,599,425
Covered Bonds	—	11,856,846	—	11,856,846
Collateralized Mortgage Obligations	—	11,513,856	—	11,513,856
Commercial Mortgage-Backed Securities	—	5,903,962	—	5,903,962
U.S. Government Agency Obligations	—	5,165,027	—	5,165,027
Total Investments in Securities*	$—	$310,836,765	$—	$310,836,765

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds, asset-backed securities and covered bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

STRATEGIC INCOME FUND

Dear Investor:

This is the annual report for the First Investors Strategic Income Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 4.67% for Class A shares and 5.11% for Advisor Class shares, including dividends of 30.1 cents per share on Class A shares and 32.9 cents per share on Advisor Class shares.

Bond market

The review period began with a continuation of financial market volatility. Rising interest rates, a prolonged trade war between U.S. and China, the midterm elections, and a strong U.S. dollar overshadowed strong economic fundamentals, causing a broad market selloff. The corporate bond market continued to underperform as credit spreads moved wider.

The U.S. Federal Reserve (Fed) raised rates by 25 basis points in its December meeting, however, Fed policy moved from a tightening to a more accommodative policy. In fact, the Fed cut rates by 25 basis points twice following the rate hike in December. U.S. Treasurys rallied strongly across the yield curve in a risk-off environment. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, fell by 120 basis points to 1.62%. The 10-year U.S. Treasury note yield, which is controlled by other factors such as GDP, inflation and investor sentiment, fell by 140 basis points to 1.67%. The yield curve continued to flatten, with the spread between 2- and 10-year U.S. Treasury yields narrowing to just four basis points by the end of the period.

Credit spreads marched tighter as investors continued to support the corporate credit market in the search for yield. The positive performance of the corporate bond market during the review period was the result of longer duration and tighter credit spreads. Of note, corporate bonds with maturities greater than 10 years significantly outperformed shorter-maturity debt (i.e., one to three years) as U.S. Treasury yields moved lower across the curve. During the review period, Telecommunication and Utility sectors outperformed.

Amid volatility in commodity-driven sectors, the high yield bond market returned 6.30% during the review period. Municipal bonds benefited from favorable supply-demand dynamics and returned 7.93%.

The Fund

The Fund can invest through institutional class shares in a number of First Investors Funds (Underlying Funds). The average allocations to Underlying Funds as a percentage of the Fund’s

Portfolio Managers’ Letter (continued)

STRATEGIC INCOME FUND

net assets, the total returns for the review period and the allocations as a percentage of net assets as of the end of the period are shown in the table below.

	Average allocations, Review period	Total return	Allocations, 9/30/19
Equity Income Fund	0.1%	2.18%	0.0%
Premium Income Fund	0.6%	2.90%	0.0%
Floating Rate Fund	15.8%	3.21%	0.0%
Fund For Income	23.1%	6.23%	24.8%
International Opportunities Bond Fund	9.5%	-.25%	9.8%
Investment Grade Fund	14.1%	12.43%	15.5%
Limited Duration Bond Fund	24.5%	4.83%	33.6%
Tax Exempt Income Fund	0.8%	7.36%	0.0%
Tax Exempt Opportunities Fund	2.5%	8.60%	4.9%
U.S. Government Agency Obligations	8.6%	N/A	8.5%
Cash	0.4%	N/A	2.9%

For the annual reporting period ended September 30, 2019, the Fund returned 4.67% for Class A shares, compared to a return of 10.55% for its benchmark, the ICE BofA Merrill Lynch U.S. Broad Market Index. The Fund underperformed its benchmark primarily because it had a large allocation to underlying funds that did not fully benefit from the substantial decline in interest rates during the review period, in particular the Limited Duration Bond Fund and the Floating Rate Fund. A secondary factor was the significant underperformance of the International Opportunities Bond Fund, one of the underlying funds, versus comparable funds.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager and
Chief Investment Officer,
Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

STRATEGIC INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	0.46%
Actual		$1,000.00	$1,029.68	$ 2.34
Hypothetical**		$1,000.00	$1,022.76	$ 2.33
Advisor Class Shares	0.09%
Actual		$1,000.00	$1,032.02	$ 0.46
Hypothetical**		$1,000.00	$1,024.62	$ 0.46

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

STRATEGIC INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Strategic Income Fund (Class A shares) and the ICE BofAML U.S. Broad Market Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	ICE BofAML U.S. Broad Market Index
One Year	4.67%	5.11%	10.55%
Five Years	2.27%	2.69%	3.46%
Since Inception**	2.30%	2.68%	2.98%

S.E.C. Standardized	Class A	Advisor Class
One Year	0.51%	5.11%
Five Years	1.45%	2.69%
Since Inception**	1.66%	2.68%

The graph compares a $10,000 investment in the First Investors Strategic Income Fund (Class A shares) beginning 4/3/13 (commencement of operations) with a theoretical investment in the ICE BofAML U.S. Broad Market Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since this class is sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 0.49%, 1.44% and 1.55%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 5.10%, 2.42% and 2.58%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from ICE Data Services and all other figures are from Foresters Investment Management Company, Inc.

**     The Since Inception returns for Class A shares and Advisor Class shares are for the period beginning 4/3/13 (commencement of operations).

Portfolio of Investments

STRATEGIC INCOME FUND

September 30, 2019

Shares or Principal Amount	Security	Value
	MUTUAL FUNDS—90.6%
	Fixed Income Funds
14,201,182	Fund For Income - Institutional Class Shares	$34,934,908
1,570,463	International Opportunities Bond Fund - Institutional Class Shares	13,772,958
2,187,959	Investment Grade Fund - Institutional Class Shares	21,792,074
5,065,805	Limited Duration Bond Fund - Institutional Class Shares	47,365,275
411,527	Tax Exempt Opportunities Fund - Institutional Class Shares	6,888,970
Total Value of Mutual Funds (cost $129,375,448)		124,754,185
	RESIDENTIAL MORTGAGE-BACKED SECURITIES—4.8%
	Fannie Mae—4.4%
$2,672M	4%, 9/1/2048-12/1/2048	2,779,975
3,098M	4.5%, 6/1/2048-1/1/2049	3,269,106
		6,049,081
	Freddie Mac—.4%
573M	5%, 10/1/2048	614,278
Total Value of Residential Mortgage-Backed Securities (cost $6,535,518)		6,663,359
	U.S. GOVERNMENT OBLIGATIONS—2.8%
3,600M	U.S. Treasury Notes, 2.375%, 5/15/2029 (cost $3,664,266)	3,823,592
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—1.1%
1,500M	U.S. Treasury Bills, 1.78%, 10/22/2019 (cost $1,498,442)	1,498,435

Total Value of Investments (cost $141,073,674)	99.3%	136,739,571
Other Assets, Less Liabilities	.7	981,612
Net Assets	100.0%	$137,721,183

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Fixed Income Funds	$124,754,185	$—	$—	$124,754,185
Residential Mortgage-Backed Securities		6,663,359	—	6,663,359
U.S. Government Obligations	—	3,823,592	—	3,823,592
Short-Term U.S. Government Obligations	—	1,498,435	—	1,498,435
Total Investments in Securities	$124,754,185	$11,985,386	$—	$136,739,571

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

COVERED CALL STRATEGY FUND

Dear Investor:

This is the annual report for the First Investors Covered Call Strategy Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 0.97% for Class A shares, 1.25% for Advisor Class shares and 1.42% for Institutional Class shares, including dividends of 12.4 cents per share for Class A shares, 15.6 cents per share for Advisor Class shares and 18.3 cents per share for Institutional Class shares.

Market Environment

Stocks produced modest returns during a volatile 12-month period that ended September 30, 2019. The S&P 500 returned 4.25% over the past year, but this return masks a peak to trough decline of -19.37% and subsequent rally of 30.20% during the period. Interest rates declined significantly, leading to strong returns in the bond market. The 10-year U.S. Treasury yield began the period at 3.06%, but declined to 1.46% by September 2019, near its record low. As a result, the yield curve flattened significantly, with parts of it inverting, which we are closely monitoring. This change in the direction of long-term interest rates coincided with a marked shift in monetary policy, as the Federal Reserve switched from a tightening bias to an easing bias over the past twelve months. Developed market centrals banks have also adopted an easing bias for the most part, with negative interest rates across many maturities in a large number of these countries. A record $17 trillion worth of global bonds now have negative yields.

As of the most recent report, U.S. GDP grew 2.3% over the past 12 months, in-line with the current cycle average. Growth was supported by a healthy consumer, with rising wages and an unemployment rate that touched 3.6%, the lowest in 49 years. Trade concerns have waxed and waned over the past year, impacting market sentiment and stock returns. Since the beginning of the “trade war” nearly 18 months ago, most of the negative tariff impact in the U.S. has been offset by a stronger dollar and devaluation of the renminbi, which makes Chinese goods cheaper to U.S. purchasers.

Unlike the past five years, during which growth stocks significantly outperformed value stocks, there has been no clear winner over the past 12 months, as performance of the two styles has flipped multiple times. This change in the market has created an environment that is more favorable to stock picking. As a result, the actively managed stocks in the covered call strategy have outperformed the S&P 500 over the past year.

The Fund

The call options in the Fund outperformed the call options in the benchmark by 212 basis points (bps) over the past year, as the active options strategy of the Fund was able to adapt to changing market conditions and take advantage of the heightened volatility. For example, the volatility spike during December 2018 allowed the Fund to “lock-in” high call premiums on longer term options, which gradually decayed during 2019. In comparison, the rules-based CBOE S&P 500 Buy Write (“BXM”) Index is limited to one-month options, and as a result, cannot take advantage of volatility spikes by writing longer-term options. The Fund also tended to write further out-of-the-money options, particularly in the beginning of 2019, as valuations were attractive and these options provide for more upside participation during market rallies versus the BXM’s at-the-money options, which limit upside capture. Lastly, the single stock call options in the Fund tend to provide higher premiums than the Index options of the benchmark— a consistent feature of the Fund relative to the BXM. The actively managed stocks in the Fund outperformed the S&P 500 by 123 bps during the year, as positive stock selection more than offset negative sector allocation. Allocation detracted from returns as the defensive, bond-proxy sectors (Utilities, Real Estate, and Consumer Staples) were the top three performing sectors, each of which the Fund was underweight in due to valuation concerns. Stock selection was strong overall, particularly for Technology, Health Care, and Consumer Discretionary.

Thank you for placing your trust in our covered call fund. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Wiley D. Angell	Sean C. Hughes, CFA
Portfolio Manager Zeigler Capital Management, LLC	Portfolio Manager Zeigler Capital Management, LLC

October 4, 2019

Fund Expenses (unaudited)

COVERED CALL STRATEGY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.26%
Actual		$1,000.00	$1,051.74	$ 6.48
Hypothetical**		$1,000.00	$1,018.75	$ 6.38
Advisor Class Shares	0.80%
Actual		$1,000.00	$1,054.64	$ 4.12
Hypothetical**		$1,000.00	$1,021.06	$ 4.05
Institutional Class Shares	0.86%
Actual		$1,000.00	$1,054.40	$ 4.43
Hypothetical**		$1,000.00	$1,020.76	$ 4.36

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

COVERED CALL STRATEGY FUND

Comparison of change in value of $10,000 investment in the First Investors Covered Call Strategy Fund (Class A shares) and the Cboe S&P 500 BuyWrite Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	Cboe S&P 500 BuyWrite Index
One Year	0.97%	1.25%	1.42%	-1.11%
Since Inception**	5.94%	6.26%	6.42%	7.48%

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-4.83%	1.25%	1.42%
Since Inception**	4.16%	6.26%	6.42%

The graph compares a $10,000 investment in the First Investors Covered Call Strategy Fund (Class A shares) beginning 4/1/16 (commencement of operations) with a theoretical investment in the Cboe S&P 500 BuyWrite Index (the “Index”). The Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (“SPX”) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may

Cumulative Performance Information (unaudited) (continued)

COVERED CALL STRATEGY FUND

be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 4.04%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.08%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.26%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Cboe and all other figures are from Foresters Investment Management Company, Inc.

**     The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 4/1/16 (commencement of operations).

Portfolio of Investments

COVERED CALL STRATEGY FUND

September 30, 2019

Shares		Security	Value
		COMMON STOCKS—101.6%
		Communication Services—6.1%
180,200		AT&T, Inc.	$6,818,768
92,700		CBS Corp. - Class “B”	3,742,299
107,000		Verizon Communications, Inc.	6,458,520
			17,019,587
		Consumer Discretionary—9.5%
43,500		Home Depot, Inc.	10,092,870
68,500		Ross Stores, Inc.	7,524,725
56,900		Whirlpool Corp.	9,010,684
			26,628,279
		Consumer Staples—10.4%
23,000		Constellation Brands, Inc. - Class “A”	4,767,440
36,900		Costco Wholesale Corp.	10,631,259
80,800		General Mills, Inc.	4,453,696
115,500		Mondelez International, Inc. - Class “A”	6,389,460
37,200		Philip Morris International, Inc.	2,824,596
			29,066,451
		Energy—4.0%
94,900		Chevron Corp.	11,255,140
		Financials—13.3%
64,000		Allstate Corp.	6,955,520
70,800		American Express Co.	8,374,224
19,900		BlackRock, Inc.	8,868,236
109,800		JPMorgan Chase & Co.	12,922,362
			37,120,342
		Health Care—10.3%
39,100	*	Celgene Corp.	3,882,630
123,600		Medtronic, PLC	13,425,432
80,300		Merck & Co., Inc.	6,759,654

Portfolio of Investments (continued)

COVERED CALL STRATEGY FUND

September 30, 2019

Shares	Security	Value
	Health Care (continued)
16,500	Thermo Fisher Scientific, Inc.	$4,805,955
		28,873,671
	Industrials—17.1%
118,000	Delta Air Lines, Inc.	6,796,800
73,800	Honeywell International, Inc.	12,486,960
31,000	Lockheed Martin Corp.	12,091,860
35,800	Raytheon Co.	7,023,602
22,300	Union Pacific Corp.	3,612,154
42,900	United Technologies Corp.	5,856,708
		47,868,084
	Information Technology—26.9%
74,400	Apple, Inc.	16,663,368
32,800	Broadcom, Inc.	9,055,096
244,900	Cisco Systems, Inc.	12,100,509
32,500	International Business Machines Corp.	4,726,150
43,700	Mastercard, Inc. - Class “A”	11,867,609
113,900	Microsoft Corp.	15,835,517
90,900	Oracle Corp.	5,002,227
		75,250,476
	Materials—4.0%
62,400	Dow, Inc.	2,973,360
112,700	DuPont de Nemours, Inc.	8,036,637
		11,009,997

Total Value of Common Stocks (cost $225,887,741)	101.6%	284,092,027
Excess of Liabilities Over Other Assets	(1.6)	(4,586,850)
Net Assets	100.0%	$279,505,177

*	Non-income producing.

CALL OPTIONS WRITTEN—(4.9)%	Expiration Date	Exercise Price	Contracts	Value
Allstate Corp.	1/17/20	$105.00	(640)	$(432,000)
American Express Co.	1/17/20	125.00	(708)	(180,186)
Apple, Inc.	11/15/19	215.00	(409)	(589,983)
Apple, Inc.	12/20/19	215.00	(335)	(548,562)
AT&T, Inc.	1/17/20	38.00	(1,802)	(254,983)
BlackRock, Inc.	1/17/20	440.00	(199)	(520,385)
Broadcom, Inc.	10/18/19	290.00	(328)	(60,680)
CBS Corp. - Class “B”	12/20/19	45.00	(927)	(62,109)
Celgene Corp.	10/18/19	92.50	(391)	(296,183)
Chevron Corp.	11/15/19	120.00	(949)	(267,618)
Cisco Systems, Inc.	10/18/19	49.00	(2,449)	(254,696)
Constellation Brands, Inc. - Class “A”	1/17/20	205.00	(230)	(325,450)
Costco Wholesale Corp.	10/18/19	280.00	(369)	(484,312)
Delta Air Lines, Inc.	12/20/19	60.00	(1,180)	(200,600)
Dow, Inc.	12/20/19	45.00	(624)	(268,320)
DuPont de Nemours, Inc.	12/20/19	67.50	(1,127)	(693,105)
General Mills, Inc.	1/17/20	55.00	(808)	(201,596)
Home Depot, Inc.	1/17/20	225.00	(435)	(640,538)
Honeywell International, Inc.	12/20/19	175.00	(347)	(114,510)
Honeywell International, Inc.	12/20/19	170.00	(391)	(219,937)
International Business Machines Corp.	1/17/20	140.00	(325)	(327,438)
JPMorgan Chase & Co.	12/20/19	105.00	(1,098)	(1,496,025)
Lockheed Martin Corp.	1/17/20	410.00	(310)	(251,100)
Mastercard, Inc. - Class “A”	1/17/20	280.00	(437)	(445,740)
Medtronic, PLC	1/17/20	115.00	(1,236)	(235,458)
Merck & Co., Inc.	1/17/20	87.50	(803)	(176,660)
Microsoft Corp.	12/20/19	140.00	(1,139)	(663,467)
Mondelez International, Inc. - Class “A”	12/20/19	55.00	(1,155)	(262,763)
Oracle Corp.	12/20/19	55.00	(909)	(220,887)
Philip Morris International, Inc.	12/20/19	90.00	(372)	(8,184)
Raytheon Co.	1/17/20	185.00	(358)	(615,760)
Ross Stores, Inc.	11/15/19	105.00	(685)	(517,175)
Thermo Fisher Scientific, Inc.	12/20/19	310.00	(165)	(88,275)
Union Pacific Corp.	1/17/20	175.00	(223)	(81,952)
United Technologies Corp.	1/17/20	130.00	(429)	(474,045)
Verizon Communications, Inc.	1/17/20	57.50	(1,070)	(409,275)

Portfolio of Investments (continued)

COVERED CALL STRATEGY FUND

September 30, 2019

CALL OPTIONS WRITTEN—(4.9)%	Expiration Date	Exercise Price	Contracts	Value
Whirlpool Corp.	12/20/19	$150.00	(569)	$(842,120)
Total Value of Call Options Written (premium received $10,468,889)				$(13,732,077)

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$284,092,027	$—	$—	$284,092,027

Liabilities
Call Options Written	$—	$(13,732,077)	$—	$(13,732,077)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

EQUITY INCOME FUND

Dear Investor:

This is the annual report for the First Investors Equity Income Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 1.83% for Class A shares, 1.97% for Advisor Class shares and 2.18% for Institutional Class shares, including dividends of 26.1 cents per share for Class A shares, 29.4 cents per share for Advisor Class shares and 32.9 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $1.14 per share on each class of shares.

U.S. equity market

The U.S. stock market began the review period with a very weak quarter. The S&P 500 fell -9.0% in the month of December alone. The start of 2019 saw a meaningful reversal in the equity markets following the sharp sell-off in December. Quantitative tightening by the Fed, coupled with slowing earnings and increased trade disputes, sparked the sell-off. January started very strong with the S&P 500 posting a +8.0% total return, the best monthly showing since 1987. By the end of January, the S&P had erased most of the losses incurred during the month of December and sat 15% above its Christmas Eve low. The January rally was led by higher-beta, lower-quality and smaller-cap names. Fueled by a dovish Fed and more optimism about a potential trade deal, the S&P 500 posted its best quarterly return since 2009. The first quarter rally in small-cap stocks was the best since 1991.

As the second quarter progressed, the dominant themes were global trade war, the slowing global economy, and the Fed becoming more accommodative and starting to lower rates again. The S&P 500 gained 17% during the first six months of the year (its best performance since 1997). The market’s gains were predominantly built upon defensive sectors like Utilities, REITs and Consumer Staples. These sectors all made new highs along with the S&P 500, as lower global interest rates seemingly accelerated investors’ appetite for yield.

The start of the summer saw global economic data begin to weaken as the effect of the trade war began to manifest itself. The 2- to 10-year U.S. Treasury yield curve inverted for the first time since the Global Financial Crisis, raising recession concerns. The market continued to move on trade talk and the economy. In September, oil spiked with attacks on a Saudi processing plant and we saw a rotation from momentum stocks to value stocks for the first time. High-growth stocks came down off their highs and valuations in the private market began to correct as well. Nevertheless, the S&P 500 remained near its all-time highs posting a return of 20.55% on a year-to-date basis.

The Fund

The Fund underperformed its benchmark for the review period. The Fund’s underweight of the Consumer Discretionary sector and poor stock selection within that sector were the largest contributors to the underperformance. Designer Brands was down significantly off its highs after the company made an acquisition that was not well received by investors. Tractor Supply has underperformed after the Chinese have curtailed their agriculture purchases and mid-west flooding put tremendous pressure on their customers purchasing power. The current

Portfolio Manager’s Letter (continued)

EQUITY INCOME FUND

administration’s use of tariffs also had a negative impact on Tapestry, the parent company of Coach and Kate Spade, as higher tariffs on goods made in China will have a negative impact on margins.

The Fund’s underperformance in Energy was led by poor stock selection with Encana, a small-cap oil producer which sold off after surprising Wall Street analysts with a large acquisition. The Fund underperformed its peers in Healthcare due to poor stock selection and an underweight of medical technology names as result of the lack of dividend paying stocks in that sector. The Fund’s position in Phibro Animal Health, which provides vaccines and medicines for herd animals, was also hurt by the curtailing of herd animals purchases by the Chinese because of the current trade dispute.

With the Utilities sector having one of its best years in terms of performance, our underweighting of the sector has hurt our relative performance. The Fed has reversed it earlier tightening cycle and bond yields have begun to move lower; as yield move lower, investors searching for yield are forced to increase the exposure to the sector. We felt that most of the Utilities were close to fully valued, selling at multiples that are at all-time highs.

The Fund had a strong year in stock selection within the Industrial sector. Its two defense names, Lockheed Martin and Northrop Grumman, were up significantly this year as defense budgets were expanded and both companies picked up sizeable contract wins. Ingersoll Rand rose significantly because of strong demand in the core air conditioning markets and the selling of their lower margin industrial business. The Fund’s performance in the Telecommunication sector was led by Comcast and Verizon as both companies have grown earnings above expectations and, with their healthy dividend yields, are attractive opportunities for investors seeking yield. The Fund’s performance in the Consumer Staples sector was also strong, with both Coca-Cola and Pepsi having a strong performance year. Our largest position in this sector, Walmart, also has had a good year with improvement in their online retail sales.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Sean Reidy
Portfolio Manager and
Director of Equities,
Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.16%
Actual		$1,000.00	$1,054.21	$ 5.97
Hypothetical**		$1,000.00	$1,019.25	$ 5.87
Advisor Class Shares	0.91%
Actual		$1,000.00	$1,053.85	$ 4.69
Hypothetical**		$1,000.00	$1,020.51	$ 4.61
Institutional Class Shares	0.80%
Actual		$1,000.00	$1,056.01	$ 4.12
Hypothetical**		$1,000.00	$1,021.06	$ 4.05

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Equity Income Fund (Class A shares), the MSCI USA Value Index† and the Russell 1000® Value Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	MSCI USA Value Index	Russell 1000 Value Index
One Year	1.83%	1.97%	2.18%	4.71%	4.00%
Five Years	6.71%	7.06%	7.13%	8.30%	7.79%
Ten Years or Since Inception**	9.66%	8.88%	8.99%	11.50%††	11.46%††

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-4.06%	1.97%	2.18%
Five Years	5.45%	7.06%	7.13%
Ten Years or Since Inception**	9.01%	8.88%	8.99%

The graph compares a $10,000 investment in the First Investors Equity Income Fund (Class A shares) beginning 9/30/09 with theoretical investments in the MSCI USA Value Index and the Russell 1000 Value Index (the “Indices”). The MSCI USA Value Index captures large and mid-cap U.S. securities exhibiting overall value characteristics. The value investment style characteristics for index constructions are defined using book value to price 12-month forward earnings to price and dividend yield. The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.36%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†     During the fiscal year, the Fund changed its primary broad-based securities index to the MSCI USA Value Index from the Russell 1000 Value Index since it more closely reflects the Fund’s investment strategies. After this fiscal year, we will not show a comparison to the Russell 1000 Value Index.

††     The Index return is for ten years. The MSCI USA Value Index return and the Russell 1000 Value Index return since inception of the Advisor Class shares and Institutional Class shares are 10.41% and 9.96%, respectively.

Portfolio of Investments

EQUITY INCOME FUND

September 30, 2019

Shares	Security	Value
	COMMON STOCKS—95.3%
	Communication Services—7.0%
238,230	AT&T, Inc.	$9,014,623
236,400	Comcast Corp. - Special Shares “A”	10,656,912
183,200	Verizon Communications, Inc.	11,057,952
15,750	Walt Disney Co.	2,052,540
		32,782,027
	Consumer Discretionary—3.0%
28,350	Lowe’s Cos., Inc.	3,117,366
21,900	McDonald’s Corp.	4,702,149
23,750	Oxford Industries, Inc.	1,702,875
51,600	Penske Automotive Group, Inc.	2,439,648
25,850	Tractor Supply Co.	2,337,874
		14,299,912
	Consumer Staples—8.9%
161,050	Coca-Cola Co.	8,767,562
34,250	Kimberly-Clark Corp.	4,865,212
57,150	PepsiCo, Inc.	7,835,265
44,750	Philip Morris International, Inc.	3,397,868
69,200	Procter & Gamble Co.	8,607,096
73,550	Walmart, Inc.	8,728,914
		42,201,917
	Energy—9.1%
138,707	BP, PLC (ADR)	5,269,479
66,250	Chevron Corp.	7,857,250
71,500	ConocoPhillips	4,074,070
94,050	ExxonMobil Corp.	6,640,870
178,950	Kinder Morgan, Inc.	3,688,159
75,993	Marathon Petroleum Corp.	4,616,575
158,850	PBF Energy, Inc. - Class “A”	4,319,132
29,100	Royal Dutch Shell, PLC - Class “A” (ADR)	1,712,535

Shares		Security	Value
		Energy (continued)
156,000		Suncor Energy, Inc.	$4,926,480
			43,104,550
		Financials—22.7%
125,300	*	AllianceBernstein Holding, LP (MLP)	3,677,555
29,200		American Express Co.	3,453,776
285,250		Bank of America Corp.	8,320,742
56,500		Bank of New York Mellon Corp.	2,554,365
40,650	*	Berkshire Hathaway, Inc. - Class “B”	8,456,013
6,300		BlackRock, Inc.	2,807,532
48,460		Chubb, Ltd.	7,823,382
92,800		Citigroup, Inc.	6,410,624
21,800		Goldman Sachs Group, Inc.	4,517,614
99,845		Hamilton Lane, Inc. - Class “A”	5,687,171
213,450		Investors Bancorp, Inc.	2,424,792
119,200		iShares S&P U.S. Preferred Stock Index Fund (ETF)	4,473,576
104,050		JPMorgan Chase & Co.	12,245,644
64,100		MetLife, Inc.	3,022,956
156,700		Old National Bancorp of Indiana	2,696,024
24,700		PNC Financial Services Group, Inc.	3,461,952
52,100		Popular, Inc.	2,817,568
208,450		Regions Financial Corp.	3,297,679
122,900		Sterling Bancorp	2,465,374
45,700		Travelers Cos., Inc.	6,795,133
97,900		Wells Fargo & Co.	4,938,076
24,700		Willis Towers Watson, PLC	4,766,359
			107,113,907
		Health Care—11.6%
62,850		Abbott Laboratories	5,258,659
15,450		Anthem, Inc.	3,709,545
72,050		Bristol-Myers Squibb Co.	3,653,655
12,550		Eli Lilly & Co.	1,403,467
108,450		GlaxoSmithKline, PLC (ADR)	4,628,646

Portfolio of Investments (continued)

EQUITY INCOME FUND

September 30, 2019

Shares	Security	Value
	Health Care (continued)
39,700	Johnson & Johnson	$5,136,386
88,694	Medtronic, PLC	9,633,942
85,261	Merck & Co., Inc.	7,177,271
191,674	Pfizer, Inc.	6,886,847
100,850	Smith & Nephew, PLC (ADR)	4,853,911
10,900	UnitedHealth Group, Inc.	2,368,788
		54,711,117
	Industrials—10.1%
55,250	Eaton Corp., PLC	4,594,038
23,700	General Dynamics Corp.	4,330,701
34,400	Honeywell International, Inc.	5,820,480
39,550	Ingersoll-Rand, PLC	4,872,956
38,150	Kansas City Southern, Inc.	5,074,331
15,850	Lockheed Martin Corp.	6,182,451
15,900	Northrop Grumman Corp.	5,959,161
57,650	Republic Services, Inc.	4,989,608
42,200	United Technologies Corp.	5,761,144
		47,584,870
	Information Technology—9.0%
155,900	Cisco Systems, Inc.	7,703,019
83,700	Corning, Inc.	2,387,124
77,700	HP, Inc.	1,470,084
153,700	Intel Corp.	7,920,161
41,650	Maxim Integrated Products, Inc.	2,411,952
78,150	Microsoft Corp.	10,865,195
68,300	QUALCOMM, Inc.	5,209,924
39,500	Teradyne, Inc.	2,287,445
17,250	Texas Instruments, Inc.	2,229,390
		42,484,294
	Materials—3.8%
27,500	Avery Dennison Corp.	3,123,175

Shares	Security	Value
	Materials (continued)
57,807	Dow, Inc.	$2,754,504
30,941	DuPont de Nemours, Inc.	2,206,403
16,800	Eastman Chemical Co.	1,240,344
27,900	FMC Corp.	2,446,272
18,300	Linde, PLC	3,545,076
27,150	LyondellBasell Industries NV - Class “A”	2,429,111
		17,744,885
	Real Estate—4.0%
111,950	Americold Realty Trust (REIT)	4,149,986
158,720	Brookfield Property Partners (REIT)	3,222,016
49,500	CyrusOne, Inc. (REIT)	3,915,450
85,600	Douglas Emmett, Inc. (REIT)	3,666,248
27,800	Federal Realty Investment Trust (REIT)	3,784,692
		18,738,392
	Utilities—6.1%
39,900	American Electric Power Co., Inc.	3,738,231
113,100	CenterPoint Energy, Inc.	3,413,358
50,000	Dominion Energy, Inc.	4,052,000
35,000	Duke Energy Corp.	3,355,100
65,450	Exelon Corp.	3,161,889
72,250	FirstEnergy Corp.	3,484,617
19,900	NextEra Energy, Inc.	4,636,501
46,150	Utilities Select Sector SPDR Fund (ETF)	2,987,751
		28,829,447
Total Value of Common Stocks (cost $309,056,581)		449,595,318

Portfolio of Investments (continued)

EQUITY INCOME FUND

September 30, 2019

Principal Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—2.1%
$10,000M	Federal Home Loan Bank, 1.93%, 10/25/2019 (cost $9,987,125)	$9,987,530
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—1.5%
7,000M	U.S. Treasury Bills, 1.78%, 10/22/2019 (cost $6,992,731)	6,992,699

Total Value of Investments (cost $326,036,437)	98.9%	466,575,547
Other Assets, Less Liabilities	1.1	5,254,565
Net Assets	100.0%	$471,830,112

*	Non-income producing

Summary of Abbreviations:

ADR	American Depositary Receipts

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depository Receipts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$449,595,318	$—	$—	$449,595,318
Short-Term U.S. Government Agency Obligations	—	9,987,530	—	9,987,530
Short-Term U.S. Government Obligations	—	6,992,699	—	6,992,699
Total Investments in Securities*	$449,595,318	$16,980,229	$—	$466,575,547

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was -1.48% for Class A shares, -1.20% for Advisor Class shares and -1.08% for Institutional Class shares. The Fund distributed capital gains of 99.7 cents per share on each class of shares.

International equities

Global equities, as measured by the MSCI All Country World Index (“ACWI”), advanced 1.95% during the trailing one year ending September 30, 2019. Despite this moderate rise, global equity markets exhibited extreme volatility during the year primarily driven by the Fed’s policy and the U.S. administration’s trade policy with China. The Fed’s desire to raise interest rates, while shrinking its balance sheet, brought significant losses across global financial markets in the fourth quarter of 2018. As measured by the ACWI, global stocks fell 13.1% in U. S. dollars during the last quarter of 2018.

After the turbulent decline in the fourth quarter, the U.S. administration appeared to change tack—the government moderated its position towards reaching an agreement with China, and the Fed reversed course and ceased tightening following their January 2019 meeting. This dramatic pivot away from the Fed’s December tightening policy decision collapsed bond yields and drove prices of global risk assets higher with the MSCI AC World Index rising 12.18%. Global equity markets continued their march higher in the second quarter of 2019 and the MSCI AC World Index rose 2.93%. Positive returns were driven by continued low interest rates and expectations that monetary policy was likely to remain accommodating.

Equity markets dropped slightly in the third quarter. The ACWI fell 0.53%, driven by weaker overseas markets, despite continued low interest rates and expectations that monetary policy was likely to remain accommodative. European markets sold off and remained susceptible to political news flow. U.K. headlines were dominated by negative stories around Brexit after Boris Johnson replaced Theresa May as prime minister. Additionally, because the European Union is sensitive to trade, economic uncertainty fueled by comments around further tariffs continued to weigh on industrial confidence and economic activity.

Overall, including all the volatility and drama during the 12-month period, markets collapsed and then rallied back, leaving the ACWI little changed with a small positive 1.95% U.S. dollar return for the trailing one-year period ended September 30, 2019.

The Fund

The Fund underperformed the ACWI for the trailing one-year period ended September 30, 2019. Underperformance was driven by both sector allocation and stock selection. The largest contributors to underperformance were the Energy, Financials, Healthcare, Information Technology and Real Estate sectors, with the Energy sector the largest contributor to the Fund’s underperformance due to the substantial decline in oil prices during the review period.

Conversely, Materials, Utilities, Industrials, Consumer Discretionary and Consumer Staples contributed to performance.

From a regional perspective, North America and Western Europe were the largest contributors to underperformance of the Fund, led by the U.S. and the U.K. In contrast, Asia Pacific and the Middle East were the largest contributors to regional returns, led by Japan and Israel.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Pedro V. Marcal
Portfolio Manager and
Director of International Equities,
Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.42%
Actual		$1,000.00	$1,047.49	$ 7.29
Hypothetical**		$1,000.00	$1,017.95	$ 7.18
Advisor Class Shares	1.10%
Actual		$1,000.00	$1,048.78	$ 5.65
Hypothetical**		$1,000.00	$1,019.55	$ 5.57
Institutional Class Shares	1.03%
Actual		$1,000.00	$1,049.80	$ 5.29
Hypothetical**		$1,000.00	$1,019.91	$ 5.22

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	MSCI All Country World Index
One Year	-1.48%	-1.20%	-1.08%	1.95%
Five Years	6.59%	7.00%	7.06%	7.23%
Ten Years or Since Inception**	7.88%	8.52%	8.62%	8.93%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-7.17%	-1.20%	-1.08%
Five Years	5.33%	7.00%	7.06%
Ten Years or Since Inception**	7.25%	8.52%	8.62%

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/09 with a theoretical investment in the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices. The Index consists of 47 country indices including 23 developed and 24 emerging market country indices. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares

Cumulative Performance Information (unaudited) (continued)

GLOBAL FUND

performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been -7.19%, 5.29% and 7.22%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been -1.22%, 6.97% and 8.48%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been -1.09%, 7.02% and 8.58%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†    The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 8.60%.

Portfolio of Investments

GLOBAL FUND

September 30, 2019

Shares		Security	Value
		COMMON STOCKS—95.5%
		United States—59.5%
22,000		Abbott Laboratories	$1,840,740
28,000	*	Adobe, Inc.	7,735,000
15,000		Air Products & Chemicals, Inc.	3,327,900
14,000	*	Alphabet, Inc. - Class “A”	17,095,960
4,000	*	Alphabet, Inc. - Class “C”	4,876,000
3,000	*	Amazon.com, Inc.	5,207,730
20,000	*	Autodesk, Inc.	2,954,000
48,000		Ball Corp.	3,494,880
160,000		Bank of America Corp.	4,667,200
21,000	*	Berkshire Hathaway, Inc. - Class “B”	4,368,420
57,000		Chevron Corp.	6,760,200
10,000		Chubb, Ltd.	1,614,400
70,000		CMS Energy Corp.	4,476,500
75,000		Coca-Cola Co.	4,083,000
28,000		ConocoPhillips	1,595,440
114,000	*	Cree, Inc.	5,586,000
17,000		Eli Lilly & Co.	1,901,110
16,000		EOG Resources, Inc.	1,187,520
62,000	*	Facebook, Inc.	11,040,960
40,000		HDFC Bank, Ltd.	2,282,000
3,000	*	Illumina, Inc.	912,660
117,000		Intel Corp.	6,029,010
63,000		Jacobs Engineering Group, Inc.	5,764,500
42,000		JPMorgan Chase & Co.	4,942,980
20,000		Kimberly-Clark Corp.	2,841,000
20,000		KLA-Tencor Corp.	3,189,000
13,000		Lockheed Martin Corp.	5,070,780
15,000		Lowe’s Cos., Inc.	1,649,400
20,000		McDonald’s Corp.	4,294,200
19,000		Medtronic, PLC	2,063,780
120,000		Merck & Co., Inc.	10,101,600
72,000		Microsoft Corp.	10,010,160
47,000		Noble Energy, Inc.	1,055,620

Portfolio of Investments (continued)

GLOBAL FUND

September 30, 2019

Shares		Security	Value
		United States (continued)
28,000		Northrop Grumman Corp.	$10,494,120
30,000		NVIDIA Corp.	5,222,100
47,000		PepsiCo, Inc.	6,443,700
64,000		Procter & Gamble Co.	7,960,320
78,000		QUALCOMM, Inc.	5,949,840
18,000	*	salesforce.com, inc.	2,671,920
42,000	*	Synopsys, Inc.	5,764,500
39,000	*	Take-Two Interactive Software, Inc.	4,888,260
5,000		Thermo Fisher Scientific, Inc.	1,456,350
24,000		Union Pacific Corp.	3,887,520
39,000		United Technologies Corp.	5,324,280
19,000		UnitedHealth Group, Inc.	4,129,080
140,000		Utilities Select Sector SPDR Fund (ETF)	9,063,600
20,000		Valero Energy Corp.	1,704,800
200,000		Verizon Communications, Inc.	12,072,000
29,000		Visa, Inc. - Class “A”	4,988,290
20,000		Vulcan Materials Co.	3,024,800
36,000		Wells Fargo & Co.	1,815,840
			250,880,970
		Germany—7.9%
13,000		Adidas AG	4,047,489
520,000	*	Aixtron SE	5,305,024
24,000		Allianz AG	5,594,079
64,000		Fresenius Medical Care AG & Co.	4,304,010
18,000		Muenchener Rueckver AG	4,657,591
40,000		Puma SE	3,095,469
19,000		Siemens AG	2,034,671
25,000		Stroeer SE & Co. KGaA	1,903,332
14,000		Volkswagen AG Preferred Shares	2,381,375
			33,323,040
		Switzerland—5.0%
1,000		Barry Callebaut AG	2,062,021
8,000	*	Lonza Group AG	2,704,474

Shares		Security	Value
		Switzerland (continued)
94,000		Nestle SA	$10,198,207
72,000		Novartis AG	6,243,054
			21,207,756
		United Kingdom—5.0%
150,000		Anglo American, PLC	3,451,083
60,000		Ashtead Group, PLC	1,670,212
740,000		BP, PLC	4,693,069
45,000		Diageo, PLC	1,844,131
220,000		Glaxosmithkline, PLC	4,719,135
10,000	*	GW Pharmaceuticals, PLC	1,150,300
2,800,000		Lloyds Banking Group, PLC	1,863,201
110,000	*	Ocado Group, PLC	1,788,678
			21,179,809
		China—3.7%
28,000	*	Alibaba Group Holding, Ltd. (ADR)	4,682,440
500,000		Citic Securities Co., Ltd.	936,499
260,000		Ping An Insurance (Group) Co. of China, Ltd.	2,987,228
170,000		Tencent Holdings, Ltd.	7,162,050
			15,768,217
		Japan—3.5%
10,000		Daikin Industries, Ltd.	1,311,445
200,000		Mitsubishi UFJ Financial Group, Inc.	1,014,382
20,000		Nintendo Co., Ltd.	7,402,543
85,000		Sony Corp.	4,989,549
			14,717,919
		France—2.2%
70,000		AXA SA	1,787,633
11,000		LVMH Moet Hennessy Louis Vuitton SE	4,371,969
20,000		Safran SA	3,148,877
			9,308,479

Portfolio of Investments (continued)

GLOBAL FUND

September 30, 2019

Shares	Security	Value
	Netherlands—1.4%
24,000	ASML Holdings NV	$5,944,609
	Italy—1.4%
410,000	Enel SpA	3,061,582
240,000	UniCredit SpA	2,830,392
		5,891,974
	Taiwan—1.0%
92,000	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,276,160
	Spain—1.0%
400,000	Iberdrola SA	4,157,520
	Luxembourg—1.0%
500,000	Aroundtown SA	4,089,507
	Poland—.9%
60,000	CD Projekt SA	3,641,804
	Thailand—.7%
4,500,000	Thai Beverage, PCL	2,881,381
	Australia—.6%
40,000	Rio Tinto, Ltd.	2,501,907
	Hong Kong—.5%
200,000	AIA Group, Ltd.	1,889,585
	Canada—.2%
225,000	EnCana Corp.	1,035,000
Total Value of Common Stocks (cost $338,734,385)		402,695,637

Principal Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—2.4%
	United States
$10,000M	U.S. Treasury Bills, 1.78%, 10/22/2019 (cost $9,989,616)	$9,989,570

Total Value of Investments (cost $348,724,001)	97.9%	412,685,207
Other Assets, Less Liabilities	2.1	8,930,269
Net Assets	100.0%	$421,615,476

*	Non-income producing

Summary of Abbreviations:

ADR	American Depositary Receipts

ETF	Exchange Traded Funds

SPDR	Standard & Poor’s Depository Receipts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Portfolio of Investments (continued)

GLOBAL FUND

September 30, 2019

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$250,880,970	$—	$—	$250,880,970
Germany	33,323,040	—	—	33,323,040
Switzerland	21,207,756	—	—	21,207,756
United Kingdom	21,179,809	—	—	21,179,809
China	15,768,217	—	—	15,768,217
Japan	14,717,919	—	—	14,717,919
France	9,308,479	—	—	9,308,479
Netherlands	5,944,609	—	—	5,944,609
Italy	5,891,974	—	—	5,891,974
Taiwan	4,276,160	—	—	4,276,160
Spain	4,157,520	—	—	4,157,520
Luxembourg	4,089,507	—	—	4,089,507
Poland	3,641,804	—	—	3,641,804
Thailand	2,881,381	—	—	2,881,381
Australia	2,501,907	—	—	2,501,907
Hong Kong	1,889,585	—	—	1,889,585
Canada	1,035,000	—	—	1,035,000
Short-Term U.S. Government Obligations	—	9,989,570	—	9,989,570
Total Investments in Securities	$402,695,637	$9,989,570	$—	$412,685,207

During the year ended September 30, 2019, there were no transfers between Level 1 investments and Level 2 investments that had a material inpact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 2.02% for Class A shares, 2.26% for Advisor Class shares and 2.34% for Institutional Class shares, including dividends of 27.4 cents per share for Class A shares, 47.2 cents per share for Advisor Class shares and 37.4 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $4.02 per share on each class of shares.

U.S. equity market

The U.S. stock market began the review period with a very weak quarter. The S&P 500 fell -9.0% in the month of December alone. Quantitative tightening by the Fed, coupled with slowing earnings and increased trade disputes, sparked the sell-off. The start of 2019 saw a meaningful reversal in the equity markets following the sharp sell-off in December. January started very strong with the S&P 500 posting a +8.0% total return, the best monthly showing since 1987. By the end of January, the S&P had erased most of the losses incurred during the month of December and sat 15% above its Christmas Eve low. The January rally was led by higher-beta, lower-quality and smaller-cap names. Fueled by a dovish Fed and more optimism about a potential trade deal, the S&P 500 posted its best quarterly return since 2009. The first quarter rally in small-cap stocks was the best since 1991.

As the second quarter progressed, the dominant themes were global trade war, the slowing global economy, and the Fed becoming more accommodative and starting to lower rates again. The S&P 500 gained 17% during the first six months of the year (its best performance since 1997). The market’s gains were predominantly built upon defensive sectors like Utilities, REITs and Consumer Staples. These sectors all made new highs along with the S&P 500, as lower global interest rates seemingly accelerated investors’ appetite for yield.

The start of the summer saw global economic data begin to weaken as the effect of the trade war began to manifest itself. The 2- to 10-year U.S. Treasury yield curve inverted for the first time since the Global Financial Crisis, raising recession concerns. The market continued to move on trade talk and the economy. In September, oil spiked with attacks on a Saudi processing plant and we saw a rotation from momentum stocks to value stocks for the first time. High-growth stocks came down off their highs and valuations in the private market began to correct as well. Nevertheless, the S&P 500 remained near its all-time highs posting a return of 20.55% on a year-to-date basis.

The Fund

The Fund’s total return for the period underperformed that of both the Russell 1000® Value index and the MSCI USA Value Index. Significantly contributing to this underperformance was the Fund’s underweight positioning in Real Estate and Utilities sectors, both of which meaningfully outperformed the broader market amidst general anxiety around the direction of global growth and falling government bond yields. Although the Fund did benefit from positive overall stock selection within individual sectors, pockets of negative selection did detract from performance.

Portfolio Manager’s Letter (continued)

GROWTH & INCOME FUND

Negative stock selection within the Communications Services segment was driven by the company’s media investments, which suffered increased investor concerns over advertising trends and changing consumer viewing habits; CBS Corporation (-29%) also announced a poorly-received (re)combination with Viacom, whereas Fox Corporation (-15%) unveiled disappointing spending guidance. The Fund also suffered negative stock selection within the Consumer Discretionary sector; Tapestry (-38%), the parent company of Coach and Kate Spade, faced headwinds of higher tariff heads on imported goods from China, while also seeing disappointing traction in its new product launches. Negative stock selection extended into the Healthcare sector; managed care provider Centene Corporation (-40%) saw increased investor concern over the fate of the Affordable Care Act (due to the ruling of a federal judge in Texas) and the loss of a Medicaid contract in Louisiana.

On the positive side, the Fund enjoyed strong stock selection in the Industrial and Materials sectors. Two of the Fund’s defense investments, Lockheed Martin (+16%) and Northrup Grumman (+29%), benefited as defense budgets were expanded and both companies picked up sizeable contract wins. Ingersoll Rand (+23%) benefited from strong demand in its core air conditioning market and saw investor approval of its planned divestiture of lower-margin industrial businesses. Agricultural chemical provider FMC Corporation (+18%) also benefited from strong global demand for its products, more than offsetting flood-related challenges it its North American business.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Sean Reidy
Portfolio Manager and
Director of Equities,
Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.11%
Actual		$1,000.00	$1,065.73	$ 5.75
Hypothetical**		$1,000.00	$1,019.50	$ 5.62
Advisor Class Shares	0.83%
Actual		$1,000.00	$1,066.16	$ 4.30
Hypothetical**		$1,000.00	$1,020.91	$ 4.20
Institutional Class Shares	0.74%
Actual		$1,000.00	$1,067.13	$ 3.83
Hypothetical**		$1,000.00	$1,021.36	$ 3.75

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares), the MSCI USA Value Index† and the Russell 1000 Value Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	MSCI USA Value Index	Russell 1000 Value Index
One Year	2.02%	2.26%	2.34%	4.71%	4.00%
Five Years	6.24%	6.61%	6.65%	8.30%	7.79%
Ten Years or Since Inception**	10.85%	9.25%	9.31%	11.50%††	11.46%††

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-3.85%	2.26%	2.34%
Five Years	4.98%	6.61%	6.65%
Ten Years or Since Inception**	10.19%	9.25%	9.31%

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/09 with theoretical investments in the MSCI USA Value Index and the Russell 1000 Value Index (the “Indices”). The MSCI USA Value Index captures large and mid-cap U.S. securities exhibiting overall value characteristics. The value investment style characteristics for index constructions are defined using book value to price 12-month forward earnings to price and dividend yield. The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.60% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.69%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†     During the fiscal year, the Fund changed its primary broad-based securities index to the MSCI USA Value Index from the Russell 1000 Value Index since it more closely reflects the Fund’s investment strategies. After this fiscal year, we will not show a comparison to the Russell 1000 Value Index.

††     The Index return is for ten years. The MSCI USA Value Index return and the Russell 1000 Value Index return since inception of the Advisor Class shares and Institutional Class shares are 10.41% and 9.96%, respectively.

Portfolio of Investments

GROWTH & INCOME FUND

September 30, 2019

Shares		Security	Value
		COMMON STOCKS—96.4%
		Communication Services—9.4%
10,200	*	Alphabet, Inc. - Class “A”	$12,455,628
721,600		AT&T, Inc.	27,305,344
210,500		CBS Corp. - Class “B”	8,497,885
670,400		Comcast Corp. - Special Shares “A”	30,221,632
331,116		Fox Corp. - Class “B”	10,443,399
99,600	*	Take-Two Interactive Software, Inc.	12,483,864
493,750		Verizon Communications, Inc.	29,802,750
63,988		Walt Disney Co.	8,338,916
			139,549,418
		Consumer Discretionary—3.9%
67,550		Aptiv, PLC	5,905,221
5,650	*	Booking Holdings, Inc.	11,088,746
15,850	*	Burlington Stores, Inc.	3,167,147
56,250		Home Depot, Inc.	13,051,125
87,000		Lowe’s Cos., Inc.	9,566,520
49,750		McDonald’s Corp.	10,681,823
38,450		Ross Stores, Inc.	4,223,733
			57,684,315
		Consumer Staples—8.3%
411,700		Coca-Cola Co.	22,412,948
221,204		Koninklijke Ahold Delhaize NV (ADR)	5,532,312
248,400		Mondelez International, Inc. - Class “A”	13,741,488
148,300		PepsiCo, Inc.	20,331,930
172,400		Philip Morris International, Inc.	13,090,332
200,600		Procter & Gamble Co.	24,950,628
201,900		Walmart, Inc.	23,961,492
			124,021,130
		Energy—8.5%
449,786		BP, PLC (ADR)	17,087,370
224,350		Chevron Corp.	26,607,910

Shares		Security	Value
		Energy (continued)
180,300		ConocoPhillips	$10,273,494
346,250		ExxonMobil Corp.	24,448,712
119,050		Hess Corp.	7,200,144
261,480		Marathon Petroleum Corp.	15,884,910
381,950		Suncor Energy, Inc.	12,061,981
154,950		Valero Energy Corp.	13,207,938
			126,772,459
		Financials—20.2%
105,800		American Express Co.	12,514,024
158,100		American International Group, Inc.	8,806,170
959,300		Bank of America Corp.	27,982,781
281,850		Bank of New York Mellon Corp.	12,742,438
108,400	*	Berkshire Hathaway, Inc. - Class “B”	22,549,368
189,600		Chubb, Ltd.	30,609,024
317,950		Citigroup, Inc.	21,963,986
355,500		Citizens Financial Group, Inc.	12,574,035
99,450		Discover Financial Services	8,064,400
61,950		Goldman Sachs Group, Inc.	12,837,898
307,080		JPMorgan Chase & Co.	36,140,245
173,750		MetLife, Inc.	8,194,050
189,400		Morgan Stanley	8,081,698
117,400		PNC Financial Services Group, Inc.	16,454,784
71,500		Travelers Cos., Inc.	10,631,335
377,950		U.S. Bancorp	20,915,753
590,200		Wells Fargo & Co.	29,769,688
			300,831,677
		Health Care—13.4%
154,500		Abbott Laboratories	12,927,015
29,416		Anthem, Inc.	7,062,782
148,650	*	Centene Corp.	6,430,599
68,650		Eli Lilly & Co.	7,677,130
150,100		Gilead Sciences, Inc.	9,513,338

Portfolio of Investments (continued)

GROWTH & INCOME FUND

September 30, 2019

Shares		Security	Value
		Health Care (continued)
109,500		Hill-Rom Holdings, Inc.	$11,522,685
125,225		Johnson & Johnson	16,201,610
185,500		Koninklijke Philips NV (ADR)	8,557,115
224,400		Medtronic, PLC	24,374,328
292,300		Merck & Co., Inc.	24,605,814
579,601		Pfizer, Inc.	20,825,064
154,799		Smith & Nephew, PLC (ADR)	7,450,476
50,650		Thermo Fisher Scientific, Inc.	14,752,826
22,801		UnitedHealth Group, Inc.	4,955,113
120,800		Zimmer Biomet Holdings, Inc.	16,582,216
53,450		Zoetis, Inc.	6,659,336
			200,097,447
		Industrials—10.2%
87,197		Eaton Corp., PLC	7,250,431
201,000	*	Gardner Denver Holdings, Inc.	5,686,290
106,926		Honeywell International, Inc.	18,091,879
109,550		Ingersoll-Rand, PLC	13,497,656
186,300		Jacobs Engineering Group, Inc.	17,046,450
46,107		Lockheed Martin Corp.	17,984,496
236,350		Masco Corp.	9,851,068
51,450		Northrop Grumman Corp.	19,282,946
28,163		Stanley Black & Decker, Inc.	4,067,019
104,600		Union Pacific Corp.	16,943,108
168,450		United Technologies Corp.	22,996,794
			152,698,137
		Information Technology—12.2%
237,200	*	Advanced Micro Devices, Inc.	6,876,428
249,013		Applied Materials, Inc.	12,425,749
40,713		ASML Holdings NV	10,113,923
548,300		Cisco Systems, Inc.	27,091,503
444,650		Corning, Inc.	12,681,418
276,250		eBay, Inc.	10,768,225

Shares		Security	Value
		Information Technology (continued)
18,900	*	FleetCor Technologies, Inc.	$5,420,142
286,225		Intel Corp.	14,749,174
187,350		Microsoft Corp.	26,047,271
186,450		Oracle Corp.	10,260,344
238,250		QUALCOMM, Inc.	18,173,710
94,500	*	Synopsys, Inc.	12,970,125
102,050		TE Connectivity, Ltd.	9,509,019
34,400		Texas Instruments, Inc.	4,445,856
			181,532,887
		Materials—2.5%
74,250		Celanese Corp.	9,080,032
98,850		DuPont de Nemours, Inc.	7,048,993
50,980		FMC Corp.	4,469,926
44,800		Linde, PLC	8,678,656
98,200		LyondellBasell Industries NV - Class “A”	8,785,954
			38,063,561
		Real Estate—2.6%
36,050		American Tower Corp. (REIT)	7,971,737
84,750		Crown Castle International Corp. (REIT)	11,781,098
43,950		Federal Realty Investment Trust (REIT)	5,983,353
147,086		iShares U.S. Real Estate (ETF)	13,758,424
			39,494,612
		Utilities—5.2%
95,550		American Electric Power Co., Inc.	8,952,079
129,361		CMS Energy Corp.	8,272,636
77,230		Entergy Corp.	9,063,713
171,500		Exelon Corp.	8,285,165
182,005		FirstEnergy Corp.	8,778,101
44,800		NextEra Energy, Inc.	10,437,952
125,650		Utilities Select Sector SPDR Fund (ETF)	8,134,581

Portfolio of Investments (continued)

GROWTH & INCOME FUND

September 30, 2019

Shares or Principal Amounts	Security	Value
	Utilities (continued)
82,350	WEC Energy Group, Inc.	$7,831,485
116,857	Xcel Energy, Inc.	7,582,851
		77,338,563
Total Value of Common Stocks (cost $971,866,334)		1,438,084,206
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—3.0%
$45,000M	U.S. Treasury Bills, 1.78%, 10/22/2019 (cost $44,953,273)	44,953,065

Total Value of Investments (cost $1,016,819,607)	99.4%	1,483,037,271
Other Assets, Less Liabilities	.6	8,549,375
Net Assets	100.0%	$1,491,586,646

*	Non-income producing

Summary of Abbreviations:

ADR	American Depositary Receipts

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depository Receipts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,438,084,206	$—	$—	$1,438,084,206
Short-Term U.S. Government Obligations	—	44,953,065	—	44,953,065
Total Investments in Securities*	$1,438,084,206	$44,953,065	$—	$1,483,037,271

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

HEDGED U.S. EQUITY OPPORTUNITIES FUND

Dear Investor:

This is the annual report for the First Investors Hedged U.S. Equity Opportunities Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 5.92% for Class A shares, 6.14% for Advisor Class shares and 6.39% for Institutional Class shares, including dividends of 0.03 cents per share for Advisor Class shares and 0.12 cents per share for Institutional Class shares. The Fund distributed capital gains of 20.8 cents per share on each class of shares

The Market

Markets ended 2018 on a weak note and U.S. equities suffered their largest quarterly loss since 2011. Volatility was elevated as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil.

U.S. equities rebounded at the beginning of 2019 buoyed by a dovish shift in Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. However, unresolved U.S. trade frictions with China, Mexico, Japan and the European Union unsettled markets and escalated concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. Specifically, tensions between the U.S. and China were particularly volatile, with negotiations abruptly breaking down in May prior to the two countries agreeing to halt incremental tariffs and resume trade negotiations when they met at the G20 conference in June. U.S.-China trade relations continued to deteriorate in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. Tensions between the two countries eased in September ahead of high-level trade negotiations scheduled for October.

On the monetary policy front, as expected, the Fed raised short-term interest rates by 25 basis points (bps) in December 2018, but indicated that rising economic headwinds and expectations for slower domestic growth have created significant uncertainty about the path of interest rates in 2019. While the Fed left its benchmark interest rate unchanged during the first half of 2019, it has noted that increasing uncertainties to its outlook have strengthened the case for additional policy accommodation. The Fed ultimately lowered its benchmark interest rate in July and September by a combined 50 bps in an effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions.

The Fund

The Fund outperformed its custom benchmark (70% Russell 3000, 30% ICE BofA Merrill Lynch US 3-Month Treasury Bill Index) for the period. Within the equity strategies, security selection contributed to results. Strong selection, particularly within the health care, industrials, and consumer discretionary sectors contributed to relative performance, but was partially offset by weaker selection in the communication services, energy, and consumer staples sectors. Sector allocation, a residual of our bottom-up stock selection process, also contributed to performance, driven mainly by an underweight to energy and overweight to real estate, but was partially offset by an underweight allocation to the information technology sector.

American Tower (Real Estate) was the largest relative contributor. American Tower is a real estate investment trust which owns, operates, and develops multitenant communications real estate. At the end of the second fiscal quarter, American Tower reported results that beat high expectations across the board, backed by strong growth in data usage and the subsequent investment by data carriers. U.S. organic growth remains strong, and international growth has picked up as well, due to carrier consolidation in India stabilizing and American Tower’s recent expansion into the fast-growing African market. American Tower continues to invest in its innovation platform as a means of better capturing the impacts of 5G. We believe that the company’s low maintenance capex business model, solid balance sheet that is not heavily debt financed, and strong management team with an excellent capital allocation track record should help to generate high cash flow and powerful dividend growth.

Our underweight position in Microsoft (Information Technology) was the biggest relative detractor during the quarter. Microsoft engages in the development and support of software, services, devices, and solutions. The stock price rose after the company reported better that expected fiscal earning for the third quarter of 2019 within all three major units: Productivity and Business Processes, Intelligent Cloud, and Personal Computing. We maintained our positioning in the stock but continued to be underweight relative to the benchmark as of the end of the period.

The hedging strategy contributed to results. The beta hedge, which is designed to reduce the Fund’s equity exposure by selling futures on U.S. indices, contributed to results. The beta hedging strategy was particularly additive during the fourth quarter of 2018 when the U.S. markets experienced negative performance. The Fund’s tail risk management strategy, which is designed to mitigate capital losses in periods when equities experience a sharp decline, detracted during the period due to rising U.S. markets.

Macro challenges continue to weigh on markets, however, we remain confident that opportunities to generate alpha exist. In particular, unresolved trade tensions, slowing global growth, and growing policy uncertainty have dampened investor risk appetite and impacted corporate fundamentals for companies and industries most exposed to these risks. We believe that this provides ample opportunity for alpha generation from security selection by fundamental managers with deep insights into companies. Further, we believe that a multi-strategy factor-diversified approach to capital allocation can help manage risk amidst uncertainty and reduce excess drawdowns in the event of market shocks.

Portfolio Managers’ Letter (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Gregg R. Thomas, CFA	Roberto J. Isch, CFA
Portfolio Manager	Portfolio Manager
Wellington Management Company LLP	Wellington Management Company LLP

October 4, 2019

Fund Expenses (unaudited)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.75%
Actual		$1,000.00	$1,060.03	$ 9.04
Hypothetical**		$1,000.00	$1,016.30	$ 8.85
Advisor Class Shares	1.42%
Actual		$1,000.00	$1,061.22	$ 7.34
Hypothetical**		$1,000.00	$1,017.95	$ 7.18
Institutional Class Shares	1.31%
Actual		$1,000.00	$1,061.87	$ 6.77
Hypothetical**		$1,000.00	$1,018.50	$ 6.63

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

Comparison of change in value of $10,000 investment in the First Investors Hedged U.S. Equity Opportunities Fund (Class A shares), the Russell 3000® Index and the ICE BofAML U.S. T-Bill 0-3 Month Index

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	Russell 3000	ICE BofAML T-Bill 0-3 Month Index
One Year	5.92%	6.14%	6.39%	2.92%	2.39%
Since Inception**	7.59%	7.92%	8.06%	12.25%	1.48%

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-0.20%	6.14%	6.39%
Since Inception**	5.60%	7.92%	8.06%

The graph compares a $10,000 investment in the First Investors Hedged U.S. Equity Opportunities Fund (Class A shares) beginning 8/1/16 (commencement of operations) with theoretical investments in the Russell 3000 Index and the ICE BofAML U.S. T-Bill 0-3 Month Index (the “Indices”). The Russell 3000 Index is a market capitalization weighted equity index that provides exposure to the entire U.S. stock market. The Index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. The ICE BofAML U.S. T-Bill 0-3 Month Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 4.82%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 7.21%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 7.29%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and ICE Data Services and all other figures are from Foresters Investment Management Company, Inc.

**     The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 8/1/16 (commencement of operations).

Portfolio of Investments

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2019

Shares		Security	Value
		COMMON STOCKS—90.3%
		Communication Services—2.9%
150	*	Alphabet, Inc. - Class “A”	$183,171
27,308		AT&T, Inc.	1,033,335
3,506		CBS Corp. - Class “B”	141,537
426	*	Charter Communications, Inc.	175,563
9,609		Cinemark Holdings, Inc.	371,292
12,362		Comcast Corp. - Special Shares “A”	557,279
1,429	*	T-Mobile U.S., Inc.	112,562
3,463	*	TripAdvisor, Inc.	133,949
6,262		Verizon Communications, Inc.	377,974
3,842		Walt Disney Co.	500,689
			3,587,351
		Consumer Discretionary—11.6%
723	*	Amazon.com, Inc.	1,255,063
517		Autoliv, Inc.	40,781
1,180	*	Burlington Stores, Inc.	235,788
3,915	*	CarMax, Inc.	344,520
3,429		Carter’s, Inc.	312,759
4,728		Choice Hotels International, Inc.	420,603
15,879		Compass Group, PLC (United Kingdom)	408,636
4,868		Expedia, Inc.	654,308
1,459	*	Five Below, Inc.	183,980
4,558	*	Floor & Decor Holdings, Inc.	233,142
5,383		General Motors Corp.	201,755
3,472		Genuine Parts Co.	345,776
2,034	*	Grand Canyon Education, Inc.	199,739
5,542		Home Depot, Inc.	1,285,855
1,497		Lowe’s Cos., Inc.	164,610
1,271		Marriott International, Inc. - Class “A”	158,074
2,169		Marriott Vacations Worldwide Corp.	224,730
5,445		McDonald’s Corp.	1,169,096
1,880	*	Netflix, Inc.	503,126
12,323		NIKE, Inc. - Class “B”	1,157,376

Shares		Security	Value
		Consumer Discretionary (continued)
180	*	NVR, Inc.	$669,123
4,645	*	Ocean Outdoors, Ltd. (Virgin Islands)	35,999
4,400	*	Peloton Interactive, Inc.	110,440
24,216	*	Pinterest, Inc. - Class “A”	640,513
2,433	*	Planet Fitness, Inc. - Class “A”	140,798
6,412		Ross Stores, Inc.	704,358
2,771		Royal Caribbean Cruises, Ltd.	300,182
15,678		Steve Madden, Ltd.	561,116
15,365		TJX Cos., Inc.	856,445
3,120		Tractor Supply Co.	282,173
10,627	*	Under Armour, Inc. - Class “A”	211,902
734		Vail Resorts, Inc.	167,029
481	*	Veoneer, Inc.	7,210
363		Whirlpool Corp.	57,485
1,216		Wyndham Destinations, Inc.	55,960
1,216		Wyndham Hotels & Resorts, Inc.	62,916
			14,363,366
		Consumer Staples—6.1%
14,220		Altria Group, Inc.	581,598
3,690		Archer-Daniels-Midland Co.	151,548
524		Bunge, Ltd.	29,669
22,162		Coca-Cola Co.	1,206,499
13,653		Colgate-Palmolive Co.	1,003,632
1,652		Costco Wholesale Corp.	475,958
23,463		Diageo, PLC (United Kingdom)	961,530
731		J.M. Smucker Co.	80,425
1,866		Kellogg Co.	120,077
11,797		Kroger Co.	304,127
4,310		Lamb Weston Holdings, Inc.	313,423
5,209	*	Monster Beverage Corp.	302,435
7,119		PepsiCo, Inc.	976,015

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2019

Shares		Security	Value
		Consumer Staples (continued)
6,625		Philip Morris International, Inc.	$503,036
11,891	*	U.S. Foods Holding Corp.	488,720
			7,498,692
		Energy—1.8%
530	*	Apergy Corp.	14,336
10,592		Canadian Natural Resources, Ltd. (ADR) (Canada)	282,065
2,990		Chevron Corp.	354,614
2,414		Cimarex Energy Co.	115,727
2,990		Concho Resources, Inc.	203,021
5,822		Diamondback Energy, Inc.	523,456
3,471		Enbridge, Inc. (ADR) (Canada)	121,763
5,549		Halliburton Co.	104,599
766		Marathon Petroleum Corp.	46,534
13,673		Noble Energy, Inc.	307,096
5,290		Tenaris SA (ADR) (Italy)	112,042
			2,185,253
		Financials—13.7%
13,973		Aflac, Inc.	731,067
239	*	Alleghany Corp.	190,665
2,584		Allstate Corp.	280,829
9,411		American Express Co.	1,113,133
10,036	*	API Group Corp. (ADR) (Virgin Islands) (a)	98,855
3,289		Assurant, Inc.	413,822
4,748	*	Athene Holding, Ltd. - Class “A”	199,701
3,500		Atlantic Union Bankshares Corp	130,358
12,550		Bank of America Corp.	366,083
5,567		Bank OZK	151,812
1,882	*	Berkshire Hathaway, Inc. - Class “B”	391,494
3,530		Blackstone Group. Inc. - Class “A”	172,405
8,803		Charles Schwab Corp.	368,229
7,121		Chubb, Ltd.	1,149,614
5,161		Citigroup, Inc.	356,522

Shares		Security	Value
		Financials (continued)
35,454		CNO Financial Group, Inc.	$561,237
6,841		Comerica, Inc.	451,438
843	*	Credit Acceptance Corp.	388,884
780		FactSet Research Systems, Inc.	189,517
7,327		Fidelity National Financial, Inc.	325,392
256		First Citizens BancShares, Inc. - Class “A”	120,717
2,254		First Republic Bank	217,962
10,864		Highwoods Properties, Inc.	488,228
5,341		IBERIABANK Corp.	403,459
18,600		KeyCorp	331,824
12,188		Lancashire Holdings, Ltd. (United Kingdom)	110,819
7,448		Lincoln National Corp.	449,263
1,483		London Stock Exchange (United Kingdom)	133,255
4,048		M&T Bank Corp.	639,463
636	*	Markel Corp.	751,688
7,112		Marsh & McLennan Cos., Inc.	711,556
10,755		MetLife, Inc.	507,206
736		Moody’s Corp.	150,755
13,671		People’s United Financial, Inc.	213,746
5,969		PNC Financial Services Group, Inc.	836,615
4,330		Raymond James Financial, Inc.	357,052
2,943		Reinsurance Group of America, Inc.	470,527
20,936		SLM Corp.	184,760
4,373		TD Ameritrade Holding Corp.	204,219
2,905		Travelers Cos., Inc.	431,944
7,506		Unum Group	223,078
2,918		Voya Financial, Inc.	158,856
212		White Mountain Insurance Group	228,960
13,247		Zions Bancorp	589,756
			16,946,765
		Health Care—14.6%
9,025	*	Acadia Healthcare Co., Inc.	280,497
3,711		Agilent Technologies, Inc.	284,374

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2019

Shares		Security	Value
		Health Care (continued)
3,199	*	Alnylam Pharmaceuticals, Inc.	$257,264
7,232		AstraZeneca, PLC (ADR) (United Kingdom)	322,330
11,672		Baxter International, Inc.	1,020,950
3,425		Becton, Dickinson & Co.	866,388
569	*	Biogen, Inc.	132,475
4,238		Bristol-Myers Squibb Co.	214,909
3,613	*	Centene Corp.	156,298
8,657		CVS Health Corp.	545,997
5,034		Danaher Corp.	727,061
1,669		Dentsply Sirona, Inc.	88,974
842	*	DexCom, Inc.	125,660
8,797	*	Elanco Animal Health, Inc.	233,912
6,109		Encompass Health Corp.	386,578
3,074	*	Exact Sciences Corp.	277,797
1,506	*	Galapagos NV	229,906
2,644	*	Haemonetics Corp.	333,514
4,177		Hill-Rom Holdings, Inc.	439,546
1,345		Humana, Inc.	343,876
3,297	*	Insulet Corp.	543,774
563	*	Intuitive Surgical, Inc.	303,981
3,989	*	Ionis Pharmaceuticals, Inc.	238,981
14,783		Johnson & Johnson	1,912,625
5,071		Koninklijke Philips NV (ADR) (Netherlands)	233,925
1,499	*	Laboratory Corp. of America Holdings	251,832
1,841		McKesson Corp.	251,591
10,958		Medtronic, PLC	1,190,258
10,951		Merck & Co., Inc.	921,855
397	*	Mettler Toledo International, Inc.	279,647
1,697	*	Penumbra, Inc.	228,230
25,615		Pfizer, Inc.	920,347
3,392	*	Seattle Genetic, Inc.	289,677
4,500		Stryker Corp.	973,350
1,025		Teleflex, Inc.	348,244
1,464		Thermo Fisher Scientific, Inc.	426,419

Shares		Security	Value
		Health Care (continued)
5,210		UnitedHealth Group, Inc.	$1,132,237
882	*	WellCare Health Plans, Inc.	228,588
			17,943,867
		Industrials—13.4%
2,949		A.O. Smith Corp.	140,697
955		AMERCO	372,488
11,583		Canadian National Railway Co. (Canada)	1,040,053
2,251		Cintas Corp.	603,493
5,618	*	Clean Harbors, Inc.	433,710
935	*	CoStar Group, Inc.	554,642
893		Cummins, Inc.	145,264
3,531		Delta Air Lines, Inc.	203,386
3,940		Dover Corp.	392,266
2,421		Equifax, Inc.	340,562
6,828		Expeditors International of Washington, Inc.	507,252
6,508		Fastenal Co.	212,616
3,900		Fortive Corp.	267,384
3,833		Fortune Brands Home & Security, Inc.	209,665
4,444		General Dynamics Corp.	812,052
5,621	*	Genesee & Wyoming, Inc. - Class “A”	621,177
4,863		Herman Miller, Inc.	224,136
334		Huntington Ingalls Industries, Inc.	70,738
3,213		IDEX Corp.	526,546
6,646		Ingersoll-Rand, PLC	818,854
4,371	*	Itron, Inc.	323,279
16,450	*	JELD-WEN Holding, Inc.	317,320
4,875		L3Harris Technologies, Inc.	1,017,120
2,117		Lennox International, Inc.	514,367
1,366		Lockheed Martin Corp.	532,822
5,203		PACCAR, Inc.	364,262
2,551		Pentair, PLC	96,428
938		Raytheon Co.	184,026
8,356		Republic Services, Inc.	723,212

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2019

Shares		Security	Value
		Industrials (continued)
2,583		Rockwell Automation, Inc.	$425,678
14,843		Sanwa Holdings Corp. (Japan)	165,830
5,860		Southwest Airlines Co.	316,499
10,195	*	SPX FLOW, Inc.	402,295
14,277		Steelcase, Inc. - Class “A”	262,697
4,452		TransUnion	361,102
7,687	*	Uber Technologies, Inc.	234,223
4,678		Union Pacific Corp.	757,742
5,710		Wabtec Corp.	410,321
2,963		Waste Connections, Inc.	272,596
4,972		Xylem, Inc.	395,871
			16,574,671
		Information Technology—13.1%
3,425		Accenture, PLC - Class “A”	658,799
12,114	*	Advanced Micro Devices, Inc.	351,185
1,604	*	Alibaba Group Holding, Ltd. (ADR) (China)	268,237
8,702		Amdocs, Ltd.	575,289
5,227	*	Black Knight, Inc.	319,161
664		Broadcom, Inc.	183,310
2,814		CDW Corp.	346,797
3,049	*	Coherent, Inc.	468,692
476		Constellation Software, Inc. (Canada)	475,389
4,394	*	Delivery Hero AG (Germany)	195,210
1,920	*	Electronic Arts, Inc.	187,814
1,254	*	Facebook, Inc. - Class “A”	223,312
685	*	Fair Isaac Corp.	207,911
1,222	*	FleetCor Technologies, Inc.	350,445
14,394		Genpact, Ltd.	557,767
2,137		Global Payments, Inc.	339,783
7,715	*	GoDaddy, Inc. - Class “A”	509,036
3,045	*	Guidewire Software, Inc.	320,882
10,099	*	Ichor Holdings, Ltd.	244,194
7,443		Intel Corp.	383,538

Shares		Security	Value
		Information Technology (continued)
2,182		International Business Machines Corp.	$317,306
1,906		KLA-Tencor Corp.	303,912
4,174		Leidos Holdings, Inc.	358,463
5,370	*	Lumentum Holdings, Inc.	287,617
9,659		Marvell Technology Group, Ltd.	241,185
3,850		Maxim Integrated Products, Inc.	222,953
3,074	*	Micron Technology, Inc.	131,721
6,985		Microsoft Corp.	971,125
3,522		MKS Instruments, Inc.	325,010
972		Motorola Solutions, Inc.	165,639
2,580	*	PayPal Holdings, Inc.	267,262
380	*	Roku, Inc.	38,669
2,766	*	ServiceNow, Inc.	702,149
3,635	*	Splunk, Inc.	428,421
2,447	*	Spotify Technology SA	278,958
2,505	*	Square, Inc. - Class “A”	155,185
7,091		SS&C Technologies Holdings, Inc.	365,683
8,454		TE Connectivity, Ltd.	787,744
1,670	*	VeriSign, Inc.	315,012
3,445		Visa, Inc. - Class “A”	592,574
8,121		Western Digital Corp.	484,336
1,192	*	Wex, Inc.	240,867
2,469	*	Workday, Inc. - Class “A”	419,631
6,687	*	Yandex NV - Class “A” (ADR) (Russia)	234,112
1,437	*	Zebra Technologies Corp. - Class “A”	296,554
			16,098,839
		Materials—4.1%
3,850	*	Alcoa Corp.	77,269
4,275		Ball Corp.	311,263
10,150		Cabot Corp.	459,998
5,703		Carpenter Technology Corp.	294,617
6,761		Celanese Corp.	826,803
4,835		CRH, PLC (Ireland)	165,742

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2019

Shares	Security	Value
	Materials (continued)
3,637	Eastman Chemical Co.	$268,520
8,472	FMC Corp.	742,825
4,372	Linde, PLC	846,944
5,006	Nucor Corp.	254,855
2,120	Nutrien, Ltd. (Canada)	105,612
3,062	Reliance Steel & Aluminum Co.	305,159
660	Sherwin-Williams Co.	362,914
		5,022,521
	Real Estate—6.5%
5,081	Acadia Realty Trust (REIT)	145,215
1,545	Alexandria Real Estate Equities, Inc. (REIT)	237,992
5,340	American Tower Corp. (REIT)	1,180,834
7,079	Americold Realty Trust (REIT)	262,419
2,554	AvalonBay Communities, Inc. (REIT)	549,953
1,803	Boston Properties, Inc. (REIT)	233,777
7,818	Brixmor Property Group, Inc. (REIT)	158,627
7,514	Columbia Property Trust, Inc. (REIT)	158,921
1,172	Crown Castle International Corp. (REIT)	162,920
1,090	Equinix, Inc. (REIT)	628,712
526	Federal Realty Investment Trust (REIT)	71,610
11,856	Gaming and Leisure Properties (REIT)	453,373
13,523	Host Hotels & Resorts, Inc. (REIT)	233,813
8,839	Kimco Realty Corp. (REIT)	184,558
12,840	Lennar Corp. (REIT)	717,114
4,072	Life Storage, Inc. (REIT)	429,230
685	Mid-America Apartment Communities, Inc. (REIT)	89,057
4,924	Public Storage (REIT)	1,207,709
1,061	Simon Property Group, Inc. (REIT)	165,145
485	SL Green Realty Corp. (REIT)	39,649
3,407	UDR, Inc. (REIT)	165,171
5,855	Welltower, Inc. (REIT)	530,756
		8,006,555

Shares	Security	Value
	Utilities—2.5%
3,115	CMS Energy Corp.	$199,204
3,164	Dominion Energy, Inc.	256,411
2,728	Eversourse Energy	233,162
4,645	Iberdrola SA (ADR) (Spain)	193,093
7,619	NRG Energy, Inc.	301,712
1,246	Pinnacle West Capital Corp.	120,949
1,160	Sempra Energy	171,228
12,647	Southern Co.	781,205
15,856	UGI Corp.	797,081
		3,054,045
Total Value of Common Stocks (cost $89,570,811)		111,281,925

PUT OPTIONS PURCHASED—.6%
Contracts	S&P 500 Index	Exercise Price	Notional Amount	Value
60	Expiration 12/20/2019	$2,525	$17,860,440	63,600
63	Expiration 3/20/2020	2,625	18,753,462	296,415
43	Expiration 6/19/2020	2,700	12,799,982	371,950
Total Value of Put Options Purchased (premium paid $1,437,568)				731,965

WARRANTS—.0%
Financials
6,600	*	API Group Corp. (Virgin Islands) (Expires 9/7/2027) (cost $66) (a)	1,914

Total Value of Investments (cost $91,008,445)	90.9%	112,015,804
Other Assets, Less Liabilities	9.1	11,165,500
Net Assets	100.0%	$123,181,304

(a)	Security valued at fair value (see Note 1A)

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2019

PUT OPTIONS WRITTEN—(.3)%
Contracts	S&P 500 Index	Exercise Price	Notional Amount	Value
(60)	Expiration 12/20/2019	$2,325	$(17,860,440)	$(23,100)
(63)	Expiration 3/20/2020	2,350	(18,753,462)	(118,755)
(43)	Expiration 6/19/2020	2,475	(12,799,982)	(210,485)
Total Value of Put Options Written (premium received $786,652)				$(352,340)

Futures contracts outstanding at September 30, 2019:

Number of Contracts	Type	Expiration	Notional Amounts	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
(9)	E-mini Russell 2000 Index	Dec. 2019	$771,585	$796,901	$25,316
(53)	E-mini S&P 500	Dec. 2019	7,965,928	8,034,301	68,373
(39)	E-mini S&P MidCap 400	Dec. 2019	5,915,910	6,005,025	89,115
(20)	FTSE 100 Index	Dec. 2019	1,462,200	1,444,340	(17,860)
(13)	MSCI EAFE Index	Dec. 2019	603,515	603,285	(230)
(11)	MSCI EM Index	Dec. 2019	1,233,755	1,242,423	8,668
(15)	S&P/TSE 60 Index	Dec. 2019	2,977,980	2,970,158	(7,822)
(Premium received $325)					$165,560

At September 30, 2019, the Fund has open foreign exchange contracts as described below.

The unrealized appreciation (depreciation) on the open contracts were as follows:

Counterparty	Settlement Date	Foreign Currency	Receive (Deliver)	Asset	Liability	Unrealized Appreciation (Depreciation)
UBS	10/7/19	GBP	(1,854,000)	$2,291,943	$2,279,574	$12,369
DMG	10/7/19	GBP	559,000	687,315	691,428	(4,113)
BAM	10/7/19	JPY	(16,318,000)	152,152	150,918	1,234
DMG	10/7/19	CAD	(2,720,000)	2,069,152	2,053,063	16,089
BOM	10/7/19	CAD	905,000	683,096	688,652	(5,556)
Net unrealized appreciation on open foreign exchange contracts						$20,023

A summary of abbreviations for counterparties to foreign exchange contracts are as follows:

BAM	Bank of America/Merrill Lynch

BOM	Bank of Montreal

DMG	Deutsche Bank Securities Inc.

UBS	UBS Securities

Summary of Abbreviations:

ADR	American Depositary Receipts

CAD	Canadian Dollar

GBP	British Pound

JPY	Japanese Yen

REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2019

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$111,183,070	$98,855	$—	$111,281,925
Put Options Purchased	—	731,965	—	731,965
Warrants*	—	1,914	—	1,914
	$111,183,070	$832,734	$—	$112,015,804

Other Assets
Futures Contracts	$165,885	$—	$—	$165,885

Liabilities
Put Options Written	$—	$(352,340)	$—	$(352,340)

Other Financial Instruments**	$—	$20,023	$—	$20,023

*	The Portfolio of Investments provides information on the industry categorization for common stocks and warrants.

**	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized appreciation on the instrument.

Transfers between Level 1 and Level 2 securities as of September 30, 2019 resulted from securities priced previously with an official close price (Level 1 securities) or securities fair valued by the Valuation Committee (Level 2 securities). Transfers from Level 1 to Level 2 as of September 30, 2019, were $100,769. Transfers from Level 2 to Level 1 as of September 30, 2019, were $35,999.Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 7.01% for Class A shares, 7.43% for Advisor Class shares and 7.46% for Institutional Class shares, including dividends of 2.8 cents per share for Class A shares, 4.0 cents per share for Advisor Class shares and 4.7 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 95.8 cents per share on each class of shares.

Market Review

In the fourth quarter of 2018, international equity markets faced significant pressure as volatility escalated. Equities alternated between panic and relief depending on the prevailing direction of news regarding trade tensions, monetary tightening and slowing growth in China. Both the U.S. Federal Reserve (“Fed”) and the European Central Bank (“ECB”) indicated an intent to proceed with the unwind of the quantitative easing (“QE”) program begun in the wake of the 2008 crisis, reigniting anxiety that the end of easy money would usher in weaker economic growth. Meanwhile, an unresolved Brexit agreement between the U.K. and E.U. continued to add uncertainty as Parliament’s vote on Prime Minister May’s plan was delayed until January. On the European Continent, the Italian government passed a budget late in the quarter; however, Italy’s fiscal woes continue to attract the market’s attention. Emerging market performance fared only slightly better than the U.S. and Europe.

International equity markets had a strong first quarter of 2019, bolstered by the Fed’s pause in interest rate increases and improving sentiment on U.S.-China trade tensions. While there was still lingering uncertainty about the trade negotiations between the U.S. and China, news that the two countries were making progress on a trade agreement also drove optimism and lifted Chinese equities, as did MSCI’s plan to reweight its indices. The rest of the emerging markets joined the rally over the quarter on the prospect that the pause in U.S. interest rate increases would relieve pressure on dollar-denominated debt and expectations that capital would continue to flow into the developing world. Despite a mixed picture across the continent, European equities rose 10.84% for the quarter. Political uncertainty continued as the U.K. extended its European Union exit deadline. While Germany narrowly missed a recession, Italy became the first Eurozone economy to go into decline, prompting a softer approach from the ECB. President Mario Draghi announced that the ECB would support the Eurozone economy through cheap loans for banks and maintain its key interest rate at minus 0.4%, at least through 2019.

Geopolitical pressures around the world marked the second quarter of 2019, as equity investors faced a rocky ride as sentiment on global trade tensions shifted from concern to optimism, a softer stance by central banks drove share prices upwards. At the start of the quarter, markets were primed for an “epic” trade deal between the U.S. and China. However, by early May the tariff war continued with another round of tit-for-tat measures. In Europe, deteriorating sentiment in Germany over global trade, as well as the ongoing vehicle emissions scandal, continued to hamper growth in the country and across the wider Euro zone. Inflation also slowed, prompting the ECB’s Mario Draghi to pledge more monetary support if needed. The U.K. remained mired

Portfolio Manager’s Letter (continued)

INTERNATIONAL FUND

in Brexit negotiations as politicians repeatedly failed to agree on a deal to leave the E.U. Country returns were mixed across emerging markets.

Intense political turmoil once again fueled market volatility in the third quarter. And stalling economic growth sent central bankers and policymakers around the globe to their armories for monetary and fiscal weapons to combat the slowdown. The uncertainty caused sharp swings in the international equity markets, with the MSCI All Country World Index ex U.S. ending the quarter in negative territory. The U.S.-China trade war roiled markets over the period and as the quarter drew to a close, reports emerged that Washington was considering capital markets restrictions on Chinese companies that might prevent them listing on US exchanges. Although an imminent move was denied by the U.S. Department of the Treasury, it nevertheless shook markets. Following Boris Johnson’s selection as prime minister in July, tensions between the U.K. and Europe mounted, and divisions in the British parliament widened, increasing the risk of a no-deal Brexit. Eurozone growth slowed to 0.2% in the second quarter, and inflation flagged to just 1% in August, prompting ECB President Draghi to cut the reserve rate for banks to -0.5% and restart QE measures. Emerging markets performance was mixed with many countries unleashing fiscal stimulus.

The Fund

The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year for the Fund.

Among the positive contributors, Constellation Software, benefited from vibrant acquisition opportunities and stable organic growth. The company also announced a special dividend for investors early in 2019. Constellation Software is a leading Canadian-listed conglomerate of mission-critical niche software businesses in the private and public sectors specializing in vertical market solutions – back office/operational software in a wide range of verticals such as health care, law and public transit. The company grows through bolt-on acquisitions and the industry is still quite fragmented. We believe the business is predictable because customers usually do not switch to a competitor’s product and they pay annual maintenance fees.

Nestlé’s organic growth exceeded expectations early in the year with particularly strong growth from its Petcare and Nutrition & Health Science units. We continue to believe Nestlé is well positioned with strong brands and meaningful exposure to faster growing emerging markets, roughly 42% of sales, and faster growing categories such as Coffee, PetCare, Infant Nutrition and Nutrition & Health Science. During the second quarter, Nestle continued its steady progress following good results in the first quarter, an informative investor conference, and progress on the $10 billion sale of its skin health business. Nestle is one of the largest food companies in the world with a vast product and geographic sales mix. The company delivers low to mid-single-digit constant currency organic sales growth consistently, driven by its focus on health and wellness, its diversified geographic exposure, and its wide product range from value to super premium. Under its new CEO it is also more quickly focused on margin improvement and focusing on its faster growing categories and disposing those that grow slower.

Among detractors, Reckitt Benckiser underperformed during the year, as Indivior, a pharma company Reckitt Benckiser spun off five years ago, was indicted on charges by the U.S. DOJ concerning the sale of an opioid treatment beginning in 2010. The market worried over the amount of risk this might entail for Reckitt. We sold Reckitt and reallocated capital to better opportunities.

British American Tobacco also underperformed following PMI’s announcement that uptake in Japan of its leading Heat not Burn (HNB) product was weaker than expected. It highlighted to investors the current uncertainty in the nicotine delivery space. British American Tobacco is the world’s largest tobacco company with market leadership in more than 50 countries around the world. It has global brands including Dunhill, Kent, Lucky Strike, Pall Mall and Rothmans. We sold British American Tobacco and reallocated capital to better opportunities.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew Benkendorf
Portfolio Manager
Vontobel Asset Management, Inc.

October 4, 2019

Fund Expenses (unaudited)

INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.51%
Actual		$1,000.00	$1,070.84	$ 7.84
Hypothetical**		$1,000.00	$1,017.50	$ 7.64
Advisor Class Shares	1.13%
Actual		$1,000.00	$1,073.42	$ 5.87
Hypothetical**		$1,000.00	$1,019.40	$ 5.72
Institutional Class Shares	1.08%
Actual		$1,000.00	$1,073.12	$ 5.61
Hypothetical**		$1,000.00	$1,019.66	$ 5.47

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the MSCI EAFE Index (Net).

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	MSCI EAFE Index (Gross)	MSCI EAFE Index (Net)
One Year	7.01%	7.43%	7.46%	-0.82%	-1.34%
Five Years	5.80%	6.21%	6.31%	3.77%	3.27%
Since Inception**	7.27%	5.16%	5.31%	5.39%†	4.90%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	0.87%	7.43%	7.46%
Five Years	4.55%	6.21%	6.31%
Since Inception**	6.64%	5.16%	5.31%

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 9/30/09 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The Indices consist of 21 developed market country indices. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was

Cumulative Performance Information (unaudited) (continued)

INTERNATIONAL FUND

deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 4.64% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 4.82%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†     The Index return is for ten years. The MSCI EAFE Index (Gross) return and MSCI EAFE Index (Net) return since inception of the Advisor Class shares and Institutional Class shares are 5.26% and 4.76%, respectively.

Portfolio of Investments

INTERNATIONAL FUND

September 30, 2019

Shares		Security	Value
		COMMON STOCKS—88.5%
		United Kingdom—12.7%
239,666		Ashtead Group, PLC	$6,671,550
363,120		Bunzl, PLC	9,487,526
96,584		DCC, PLC	8,426,800
81,982		London Stock Exchange	7,366,496
554,662		RELX NV	13,197,458
2,098,244		Rentokil Initial, PLC	12,068,689
			57,218,519
		France—11.3%
49,110		Air Liquide SA	6,990,709
16,894		LVMH Moet Hennessy Louis Vuitton SE	6,714,549
96,453		Safran SA	15,185,931
55,146		Teleperformance	11,955,202
95,629		VINCI SA	10,300,127
			51,146,518
		Canada—10.2%
561,778		Alimentation Couche-Tard, Inc. - Class “B”	17,215,675
361,986		CAE, Inc.	9,196,851
110,327		Canadian National Railway Co.	9,906,404
9,832		Constellation Software, Inc.	9,819,384
			46,138,314
		United States—9.7%
9,017	*	Alphabet, Inc. - Class “C”	10,991,723
6,711	*	Booking Holdings, Inc.	13,171,076
55,321		Mastercard, Inc. - Class “A”	15,023,524
41,980		Medtronic, PLC	4,559,868
			43,746,191
		Netherlands—8.1%
41,956		Heineken NV	4,534,597
29,323		IMCD NV	2,168,535
271,473		Unilever NV	16,318,502

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2019

Shares		Security	Value
		Netherlands (continued)
184,870		Wolters Kluwer NV	$13,496,455
			36,518,089
		Switzerland—5.5%
116,183	*	Alcon, Inc.	6,775,062
164,473		Nestle SA	17,843,932
			24,618,994
		Spain—4.9%
231,893		Cellnex Telecom SA	9,579,326
421,007		Grifols SA - Class “A”	12,408,067
			21,987,393
		Germany—4.5%
29,497		Adidas AG	9,183,753
94,677		SAP SE	11,132,522
			20,316,275
		China—4.0%
78,377	*	Alibaba Group Holding, Ltd. (ADR)	13,106,986
122,393		Tencent Holdings, Ltd.	5,156,381
			18,263,367
		Belgium—3.8%
178,624		Anheuser-Busch InBev SA	17,019,968
		Taiwan—2.7%
257,263		Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	11,957,584
		Ireland—2.5%
50,604		Flutter Entertainment, PLC	4,730,181
136,260		Kingspan Group, PLC	6,653,567
			11,383,748

Shares or Principal Amounts	Security	Value
	Japan—2.1%
15,182	Keyence Corp.	$9,393,533
	Mexico—2.1%
3,162,618	Walmart de Mexico SAB de CV	9,373,747
	Hong Kong—1.7%
1,070,221	Techtronic Industries Co., Ltd.	7,448,685
	Brazil—1.4%
758,844	Itau Unibanco Holding SA (ADR)	6,381,878
	Australia—1.3%
36,998	CSL, Ltd.	5,835,665
Total Value of Common Stocks (cost $315,441,006)		398,748,468
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—3.8%
$17,000M	U.S. Treasury Bills, 1.78%, 10/22/2019 (cost $16,982,347)	16,982,269
	SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—1.3%
6,000M	Federal Home Loan Bank, 1.93%, 10/25/2019 (cost $5,992,275)	5,992,518

Total Value of Investments (cost $338,415,628)	93.6%	421,723,255
Other Assets, Less Liabilities	6.4	28,649,944
Net Assets	100.0%	$450,373,199

*	Non-income producing

Summary of Abbreviations:

ADR	American Depositary Receipts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2019

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$57,218,519	$—	$—	$57,218,519
France	51,146,518	—	—	51,146,518
Canada	46,138,314	—	—	46,138,314
United States	43,746,191	—	—	43,746,191
Netherlands	36,518,089	—	—	36,518,089
Switzerland	24,618,994	—	—	24,618,994
Spain	21,987,393	—	—	21,987,393
Germany	20,316,275	—	—	20,316,275
China	18,263,367	—	—	18,263,367
Belgium	17,019,968	—	—	17,019,968
Taiwan	11,957,584	—	—	11,957,584
Ireland	11,383,748	—	—	11,383,748
Japan	9,393,533	—	—	9,393,533
Mexico	9,373,747	—	—	9,373,747
Hong Kong	7,448,685	—	—	7,448,685
Brazil	6,381,878	—	—	6,381,878
Australia	5,835,665	—	—	5,835,665
Short-Term U.S Government Obligations	—	16,982,269	—	16,982,269
Short-Term U.S Government Agency Obligations	—	5,992,518	—	5,992,518
Total Investments in Securities	$398,748,468	$22,974,787	$—	$421,723,255

During the year ended September 30, 2019, there were no transfers between Level 1 investments and Level 2 investments that had a material inpact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 0.80% for Class A shares, 1.14% for Advisor Class shares and 1.23% for Institutional Class shares, including dividends of 38.0 cents per share for Class A shares, 40.4 cents per share for Advisor Class shares and 43.4 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $3.41 per share on each class of shares.

U.S. equity market

The U.S. stock market began the review period with a very weak quarter. The S&P 500 fell -9.0% in the month of December alone. Quantitative tightening by the Fed, coupled with slowing earnings and increased trade disputes, sparked the sell-off. The start of 2019 saw a meaningful reversal in the equity markets following the sharp sell-off in December. January started very strong with the S&P 500 posting a +8.0% total return, the best monthly showing since 1987. By the end of January, the S&P had erased most of the losses incurred during the month of December and sat 15% above its Christmas Eve low. The January rally was led by higher-beta, lower-quality and smaller-cap names. Fueled by a dovish Fed and more optimism about a potential trade deal, the S&P 500 posted its best quarterly return since 2009. The first quarter rally in small-cap stocks was the best since 1991.

As the second quarter progressed, the dominant themes were global trade war, the slowing global economy, and the Fed becoming more accommodative and starting to lower rates again. The S&P 500 gained 17% during the first six months of the year (its best performance since 1997). The market’s gains were predominantly built upon defensive sectors like Utilities, REITs and Consumer Staples. These sectors all made new highs along with the S&P 500, as lower global interest rates seemingly accelerated investors’ appetite for yield.

The start of the summer saw global economic data begin to weaken as the effect of the trade war began to manifest itself. The 2- to 10-year U.S. Treasury yield curve inverted for the first time since the Global Financial Crisis, raising recession concerns. The market continued to move on trade talk and the economy. In September, oil spiked with attacks on a Saudi processing plant and we saw a rotation from momentum stocks to value stocks for the first time. High-growth stocks came down off their highs and valuations in the private market began to correct as well. Nevertheless, the S&P 500 remained near its all-time highs posting a return of 20.55% on a year-to-date basis.

The Fund

The Fund’s absolute performance was mainly attributable to investments in Information Technology, Industrials and Financial stocks. Information Technology, positions in Synopsys, FleetCor Technologies and Fiserv drove solid performance. In Industrials, Jacobs Engineering benefitted from strong earnings guidance and a successful acquisition. Finally, in Financials, Fidelity National Financial—helped by housing market strength - and Ameriprise Financial—helped by lowering cost expectations—drove strong performance.

Portfolio Manager’s Letter (continued)

OPPORTUNITY FUND

On a relative basis, the Fund outperformed the S&P Midcap 400 Index primarily due to stock selection in Industrials, Financials and Consumer Staples. Performance in the industrials and financials was driven by the factors discussed above. In Consumer Staples, Performance Food Group and US Foods Holding were helped by a rotation to higher quality names and continued growth in comparable sales.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Steven S. Hill
Senior Portfolio Manager
Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.13%
Actual		$1,000.00	$1,049.73	$ 5.81
Hypothetical**		$1,000.00	$1,019.40	$ 5.72
Advisor Class Shares	0.94%
Actual		$1,000.00	$1,051.56	$ 4.83
Hypothetical**		$1,000.00	$1,020.36	$ 4.76
Institutional Class Shares	0.77%
Actual		$1,000.00	$1,051.63	$ 3.96
Hypothetical**		$1,000.00	$1,021.21	$ 3.90

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	S&P MidCap 400 Index
One Year	0.80%	1.14%	1.23%	-2.49%
Five Years	5.91%	6.24%	6.37%	8.88%
Ten Years or Since Inception**	11.68%	9.32%	9.47%	12.56%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-5.01%	1.14%	1.23%
Five Years	4.67%	6.24%	6.37%
Ten Years or Since Inception**	11.02%	9.32%	9.47%

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/09 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and

Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.67% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 8.86%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†     The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 9.99%.

Portfolio of Investments

OPPORTUNITY FUND

September 30, 2019

Shares		Security	Value
		COMMON STOCKS—95.8%
		Communication Services—2.5%
56,200	*	IAC/InterActive Corp.	$12,249,914
83,700	*	Take-Two Interactive Software, Inc.	10,490,958
			22,740,872
		Consumer Discretionary—8.7%
312,700		Acushnet Holdings Corp.	8,255,280
220,800		Aramark Holdings Corp.	9,622,464
38,700	*	Burlington Stores, Inc.	7,733,034
298,100	*	LKQ Corp.	9,375,245
144,700		Penske Automotive Group, Inc.	6,841,416
77,900		Ross Stores, Inc.	8,557,315
259,400	*	ServiceMaster Global Holdings, Inc.	14,500,460
270,000		Tapestry, Inc.	7,033,500
166,300		Wyndham Hotels & Resorts, Inc.	8,604,362
			80,523,076
		Consumer Staples—6.1%
237,800		Conagra Brands, Inc.	7,295,704
471,400		Koninklijke Ahold Delhaize NV (ADR)	11,789,714
32,800		Lancaster Colony Corp.	4,547,720
56,200		McCormick & Co., Inc.	8,784,060
246,000	*	Performance Food Group Co.	11,318,460
309,200	*	U.S. Foods Holding Corp.	12,708,120
			56,443,778
		Energy—3.2%
272,300		Cabot Oil & Gas Corp.	4,784,311
973,300		EnCana Corp.	4,477,180
391,800		Noble Energy, Inc.	8,799,828
188,600		PBF Energy, Inc. - Class “A”	5,128,034
73,800		Valero Energy Corp.	6,290,712
			29,480,065

Shares		Security	Value
		Financials—16.7%
75,000		American Financial Group, Inc.	$8,088,750
72,000		Ameriprise Financial, Inc.	10,591,200
392,400		Brown & Brown, Inc.	14,149,944
439,200		Citizens Financial Group, Inc.	15,534,504
344,400		Fidelity National Financial, Inc.	15,294,804
102,561		First Republic Bank	9,917,648
128,800		Global Life, Inc.	12,333,888
111,900		IBERIABANK Corp.	8,452,926
165,100		Nasdaq, Inc.	16,402,685
219,600		Popular, Inc.	11,875,968
151,700		Selective Insurance Group, Inc.	11,406,323
544,100		Sterling Bancorp	10,914,646
296,300		Synchrony Financial	10,100,867
			155,064,153
		Health Care—12.1%
234,800	*	Centene Corp.	10,157,448
123,000	*	Charles River Laboratories International, Inc.	16,281,510
110,100		Gilead Sciences, Inc.	6,978,138
107,800		Hill-Rom Holdings, Inc.	11,343,794
82,000	*	Jazz Pharmaceuticals, PLC	10,507,480
103,100		PerkinElmer, Inc.	8,781,027
276,372		Phibro Animal Health Corp. - Class “A”	5,895,015
87,800		Quest Diagnostics, Inc.	9,397,234
241,300		Smith & Nephew, PLC (ADR)	11,613,769
41,000		Thermo Fisher Scientific, Inc.	11,942,070
41,600	*	Waters Corp.	9,286,368
			112,183,853
		Industrials—14.3%
134,700		ESCO Technologies, Inc.	10,716,732
376,600	*	Gardner Denver Holdings, Inc.	10,654,014
116,500		Ingersoll-Rand, PLC	14,353,965
179,200		ITT, Inc.	10,965,248

Portfolio of Investments (continued)

OPPORTUNITY FUND

September 30, 2019

Shares		Security	Value
		Industrials (continued)
173,300		Jacobs Engineering Group, Inc.	$15,856,950
90,200		Kansas City Southern, Inc.	11,997,502
263,000		Korn/Ferry International	10,162,320
331,500		Masco Corp.	13,816,920
159,300	*	MasTec, Inc.	10,343,349
142,300		Owens Corning	8,993,360
26,950		Roper Technologies, Inc.	9,610,370
35,100		Snap-On, Inc.	5,494,554
			132,965,284
		Information Technology—17.8%
94,900	*	Aspen Technology, Inc.	11,680,292
56,200	*	Autodesk, Inc.	8,300,740
119,500	*	Cadence Design Systems, Inc.	7,896,560
92,500	*	Cree, Inc.	4,532,500
113,600	*	Fiserv, Inc.	11,767,824
35,100	*	FleetCor Technologies, Inc.	10,065,978
58,600		KLA-Tencor Corp.	9,343,770
90,200		Leidos Holdings, Inc.	7,746,376
101,900		LogMeIn, Inc.	7,230,824
183,900		Maxim Integrated Products, Inc.	10,649,649
87,800		MKS Instruments, Inc.	8,102,184
96,600		NetApp, Inc.	5,072,466
66,800	*	Proofpoint, Inc.	8,620,540
144,100	*	Qorvo, Inc.	10,683,574
243,600		SS&C Technologies Holdings, Inc.	12,562,452
133,500	*	Synopsys, Inc.	18,322,875
62,100	*	Zebra Technologies Corp. - Class “A”	12,815,577
			165,394,181
		Materials—2.2%
125,300		FMC Corp.	10,986,304
48,600		Linde, PLC	9,414,792
			20,401,096

Shares or Principal Amounts	Security	Value
	Real Estate—6.6%
206,100	Alexander & Baldwin, Inc. (REIT)	$5,051,511
198,500	American Campus Communities, Inc. (REIT)	9,543,880
202,600	Americold Realty Trust (REIT)	7,510,382
523,600	Brixmor Property Group, Inc. (REIT)	10,623,844
264,700	Douglas Emmett, Inc. (REIT)	11,337,101
86,650	Federal Realty Investment Trust (REIT)	11,796,531
112,400	Liberty Property Trust (REIT)	5,769,492
		61,632,741
	Utilities—5.6%
401,200	CenterPoint Energy, Inc.	12,108,216
227,800	CMS Energy Corp.	14,567,810
164,000	Portland General Electric Co.	9,244,680
168,700	WEC Energy Group, Inc.	16,043,370
		51,964,076
Total Value of Common Stocks (cost $659,644,682)		888,793,175
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—1.3%
$12,000M	U.S. Treasury Bills, 1.78%, 10/22/2019 (cost $11,987,539)	11,987,484
	SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—1.3%
12,000M	Federal Home Loan Bank, 1.93%, 10/25/2019 (cost $11,984,550)	11,985,036

Total Value of Investments (cost $683,616,771)	98.4%	912,765,695
Other Assets, Less Liabilities	1.6	15,236,222
Net Assets	100.0%	$928,001,917

*	Non-income producing

Summary of Abbreviations:

ADR	American Depositary Receipts

REIT	Real Estate Investment Trust

Portfolio of Investments (continued)

OPPORTUNITY FUND

September 30, 2019

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$888,793,175	$—	$—	$888,793,175
Short-Term U.S. Government Obligations	—	11,987,484	—	11,987,484
Short-Term U.S. Government Agency Obligations	—	11,985,036	—	11,985,036
Total Investments in Securities*	$888,793,175	$23,972,520	$—	$912,765,695

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

PREMIUM INCOME FUND

Dear Investor:

This is the annual report for the First Investors Premium Income Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 2.33% for Class A shares, 2.67% for Advisor Class shares and 2.90% for Institutional Class shares, including dividends of 17.2 cents per share for Class A shares, 18.6 cents per share for Advisor Class shares and $4.38 per share for Institutional Class shares. In addition, the Fund distributed capital gains of 17.9 cents per share on each class of shares.

Market Environment

Stocks produced modest returns during a volatile twelve month period that ended September 30, 2019. The S&P 500 returned 4.25% over the past year, but this return masks a peak to trough decline of -19.37% and subsequent rally of 30.20% during the period. Interest rates declined significantly, leading to strong returns in the bond market. The 10-year U.S. Treasury yield began the period at 3.06%, but declined to 1.46% by September 2019, near its record low. As a result, the yield curve flattened significantly, with parts of it inverting, which we are closely monitoring. This change in the direction of long-term interest rates coincided with a marked shift in monetary policy, as the Federal Reserve switched from a tightening bias to an easing bias over the past twelve months. Developed market centrals banks have also adopted an easing bias for the most part, with negative interest rates across many maturities in a large number of these countries. A record $17 trillion worth of global bonds now have negative yields.

As of the most recent report, U.S. GDP grew 2.3% over the past twelve months, in-line with the current cycle average. Growth was supported by a healthy consumer, with rising wages and an unemployment rate that touched 3.6%, the lowest in 49 years. Trade concerns have waxed and waned over the past year, impacting market sentiment and stock returns. Since the beginning of the “trade war” nearly 18 months ago, most of the negative tariff impact in the U.S. has been offset by a stronger dollar and devaluation of the renminbi, which makes Chinese goods cheaper to U.S. purchasers.

Unlike the past five years, during which growth stocks significantly outperformed value stocks, there has been no clear winner over the past twelve months, as performance of the two styles has flipped multiple times. This change in the market has created an environment that is more favorable to stock picking.

Fund Performance Discussion

For the year ended September 30, 2019, the First Investors Premium Income Fund’s return outperformed the CBOE S&P 500 BuyWrite Index (BXM). This absolute return was accomplished with less risk than the S&P 500 Index (SPX). The standard deviation over the period was 60% less than the SPX’s standard deviation. As a result, the Fund’s risk-adjusted return was more than double the S&P 500 during the period. While the Fund’s risk-adjusted return outperformed both the broad equity market (SPX) and the covered call benchmark (BXM), it underperformed the Bloomberg Barclays Aggregate Bond Index because the significant decline in interest rates over the past year produced strong bond returns.

Portfolio Managers’ Letter (continued)

PREMIUM INCOME FUND

Due to the heightened volatility in the markets during the last 12 months, we have been able to write deeper in-the-money options and still maintain attractive call premiums. Over the past twelve months, the calls have averaged 14.3% in-the-money. As a result, the call options have provided both a historically attractive income component, and a large amount of downside protection, which has helped to smooth out the return profile of the Fund relative to the broad equity markets. For example, during the rapid market decline in the fourth quarter of 2018, the Fund’s downside participation was only 32% relative to the SPX, while the upside participation during the first quarter rally was 45%. Due to the implied volatility spike during December 2018, the call options in the Fund began 2019 at the most attractive levels in the history of the strategy. Linking the return from the fourth quarter with the return from the first quarter produces a gain of 1.48% for the Fund, versus a return of (1.72%) and (4.78%) for the SPX and BXM, respectively. The Fund had a positive return and outperformed both indices with less risk during a volatile period for the market. From the market bottom on December 24, 2018, it took the S&P 500 nearly four months to return to its original peak, while the Premium Income Fund made the retraced its path to its original height in less than two months.

While implied volatility has generally been below average for the most recent two quarters, in-the-money, single stock call premiums remain attractive. For example, the average implied volatility of the Fund’s call options ended the fiscal year at 28.9%, versus a year-end implied volatility of only 11.8% for the BXM’s at-the-money, 1-month index options. The BXM ended the fiscal year with its call options providing only 0.6% downside protection, versus the Fund’s call options providing 18.9% downside protection.

Thank you for placing your trust in our covered call strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Wiley D. Angell	Sean C. Hughes, CFA
Portfolio Manager	Portfolio Manager
Zeigler Capital Management, LLC	Zeigler Capital Management, LLC

October 4, 2019

Fund Expenses (unaudited)

PREMIUM INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (10/1/18)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.30%
Actual		$1,000.00	$1,014.16	$ 6.56
Hypothetical**		$1,000.00	$1,018.55	$ 6.58
Advisor Class Shares	1.06%
Actual		$1,000.00	$1,016.28	$ 5.36
Hypothetical**		$1,000.00	$1,019.76	$ 5.37
Institutional Class Shares	0.99%
Actual		$1,000.00	$1,016.94	$ 5.01
Hypothetical**		$1,000.00	$1,020.11	$ 5.01

*	Commencement of Operations
**

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

***	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

PREMIUM INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Premium Income Fund (Class A shares) and the CBOE S&P 500 BuyWrite Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	CBOE S&P 500 BuyWrite Index
One Year	2.33%	2.67%	2.90%	-1.11%
Since Inception**	3.61%	3.92%	4.14%	4.76%

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-3.59%	2.67%	2.90%
Since Inception**	-0.41%	3.92%	4.14%

The graph compares a $10,000 investment in the First Investors Premium Income Fund (Class A shares) beginning 4/2/18 (commencement of operations) with a theoretical investment in the Cboe S&P 500 BuyWrite Index (the “Index”). The Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (“SPX”) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been -3.69% and -0.95%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 2.62% and 3.56%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 2.76% and 3.38%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Cboe and all other figures are from Foresters Investment Management Company, Inc.

**     The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 4/2/18 (commencement of operations).

Portfolio of Investments

PREMIUM INCOME FUND

September 30, 2019

Shares	Security	Value
	COMMON STOCKS—119.5%
	Communication Services—5.5%
37,600	AT&T, Inc.	$1,422,784
63,700	CBS Corp. - Class “B”	2,571,569
50,600	Verizon Communications, Inc.	3,054,216
		7,048,569
	Consumer Discretionary—13.6%
24,700	Best Buy Co., Inc.	1,704,053
46,200	Carnival Corp.	2,019,402
15,300	Home Depot, Inc.	3,549,906
31,000	Ross Stores, Inc.	3,405,350
52,700	TJX Cos., Inc.	2,937,498
24,600	Whirlpool Corp.	3,895,656
		17,511,865
	Consumer Staples—7.6%
15,600	Colgate-Palmolive Co.	1,146,756
5,700	Constellation Brands, Inc. - Class “A”	1,181,496
35,500	General Mills, Inc.	1,956,760
11,400	Kellogg Co.	733,590
52,600	Kroger Co.	1,356,028
45,700	Philip Morris International, Inc.	3,470,001
		9,844,631
	Energy—9.2%
33,100	Chevron Corp.	3,925,660
28,100	ConocoPhillips	1,601,138
16,200	ExxonMobil Corp.	1,143,882
88,800	Halliburton Co.	1,673,880
73,500	Kinder Morgan, Inc.	1,514,835
45,000	Occidental Petroleum Corp.	2,001,150
		11,860,545

Shares		Security	Value
		Exchange Traded Funds—1.0%
4,400		SPDR S&P 500 ETF Trust	$1,305,788
		Financials—21.4%
27,500		Allstate Corp.	2,988,700
39,200		American Express Co.	4,636,576
99,700		Bank of America Corp.	2,908,249
18,400		BB&T Corp.	982,008
9,100		BlackRock, Inc.	4,055,324
34,500		Discover Financial Services	2,797,605
37,500		JPMorgan Chase & Co.	4,413,375
70,300		Morgan Stanley	2,999,701
30,600		U.S. Bancorp	1,693,404
			27,474,942
		Health Care—11.1%
19,100		Amgen, Inc.	3,696,041
78,800		Bristol-Myers Squibb Co.	3,995,948
1,400	*	Celgene Corp.	139,020
9,800		Johnson & Johnson	1,267,924
65,100		Pfizer, Inc.	2,339,043
3,400		Stryker Corp.	735,420
7,300		Thermo Fisher Scientific, Inc.	2,126,271
			14,299,667
		Industrials—19.7%
30,200		CSX Corp.	2,091,954
41,100		Delta Air Lines, Inc.	2,367,360
14,500		Eaton Corp., PLC	1,205,675
9,700		General Dynamics Corp.	1,772,481
24,600		Honeywell International, Inc.	4,162,320
8,700		Lockheed Martin Corp.	3,393,522
20,800		Raytheon Co.	4,080,752
31,300		United Parcel Service, Inc. - Class “B”	3,750,366
18,600		United Technologies Corp.	2,539,272
			25,363,702

Portfolio of Investments (continued)

PREMIUM INCOME FUND

September 30, 2019

Shares	Security	Value
	Information Technology—21.4%
19,900	Apple, Inc.	$4,457,003
13,900	Broadcom, Inc.	3,837,373
77,600	Cisco Systems, Inc.	3,834,216
25,500	Citrix Systems, Inc.	2,461,260
77,700	Intel Corp.	4,003,881
21,200	International Business Machines Corp.	3,082,904
12,700	Microsoft Corp.	1,765,681
43,200	Oracle Corp.	2,377,296
13,700	Texas Instruments, Inc.	1,770,588
		27,590,202
	Materials—5.2%
20,500	Dow, Inc.	976,825
43,000	DuPont de Nemours, Inc.	3,066,330
51,800	Nucor Corp.	2,637,138
		6,680,293
	Real Estate—1.6%
13,000	Simon Property Group, Inc. (REIT)	2,023,450
	Utilities—2.2%
58,000	Exelon Corp.	2,801,980

Total Value of Common Stocks (cost $150,802,030)	119.5%	153,805,634
Excess of Liabilities Over Other Assets	(19.5)	(25,103,497)
Net Assets	100.0%	$128,702,137

Summary of Abbreviations:

ETF	Exchange Traded Funds

REIT	Real Estate Investment Trust

CALL OPTIONS WRITTEN—(22.6)%	Expiration Date	Exercise Price	Contracts	Value
Allstate Corp.	1/17/20	$90.00	(275)	$(537,625)
American Express Co.	4/17/20	105.00	(38)	(62,795)
American Express Co.	4/17/20	100.00	(354)	(723,045)
Amgen, Inc.	4/17/20	175.00	(191)	(466,995)
Apple, Inc.	1/17/20	185.00	(59)	(245,735)
Apple, Inc.	1/17/20	165.00	(28)	(166,810)
Apple, Inc.	1/17/20	160.00	(51)	(330,480)
Apple, Inc.	3/20/20	165.00	(61)	(367,983)
AT&T, Inc.	1/17/20	30.00	(376)	(295,160)
Bank of America Corp.	6/19/20	23.00	(997)	(687,930)
BB&T Corp.	3/20/20	41.00	(184)	(232,300)
Best Buy Co., Inc.	1/17/20	52.50	(247)	(421,753)
BlackRock, Inc.	1/17/20	410.00	(26)	(121,810)
BlackRock, Inc.	1/17/20	380.00	(36)	(261,180)
BlackRock, Inc.	1/17/20	370.00	(14)	(113,750)
BlackRock, Inc.	1/17/20	350.00	(6)	(59,730)
BlackRock, Inc.	4/17/20	380.00	(9)	(68,085)
Bristol-Myers Squibb Co.	1/17/20	43.00	(241)	(192,800)
Bristol-Myers Squibb Co.	1/17/20	42.00	(120)	(106,800)
Bristol-Myers Squibb Co.	3/20/20	42.00	(142)	(130,640)
Bristol-Myers Squibb Co.	6/19/20	43.00	(105)	(93,450)
Bristol-Myers Squibb Co.	6/19/20	40.00	(180)	(204,750)
Broadcom, Inc.	1/17/20	250.00	(53)	(184,970)
Broadcom, Inc.	1/17/20	230.00	(45)	(229,950)
Broadcom, Inc.	6/19/20	240.00	(41)	(199,875)
Carnival Corp.	1/17/20	47.50	(57)	(5,700)
Carnival Corp.	1/17/20	37.50	(405)	(277,425)
CBS Corp. - Class “B”	1/17/20	42.50	(25)	(4,125)
CBS Corp. - Class “B”	3/20/20	40.00	(269)	(95,495)
CBS Corp. - Class “B”	3/20/20	37.50	(343)	(172,357)
Celgene Corp.	1/17/20	75.00	(14)	(34,580)
Chevron Corp.	1/17/20	105.00	(255)	(380,588)
Chevron Corp.	6/19/20	100.00	(76)	(151,810)
Cisco Systems, Inc.	6/19/20	42.50	(129)	(108,360)
Cisco Systems, Inc.	6/19/20	40.00	(647)	(669,645)
Citrix Systems, Inc.	12/20/19	85.00	(59)	(74,930)
Citrix Systems, Inc.	12/20/19	80.00	(129)	(219,945)
Citrix Systems, Inc.	3/20/20	82.50	(67)	(107,200)
Colgate-Palmolive Co.	1/17/20	55.00	(156)	(292,110)

Portfolio of Investments (continued)

PREMIUM INCOME FUND

September 30, 2019

CALL OPTIONS WRITTEN—(22.6)%	Expiration Date	Exercise Price	Contracts	Value
ConocoPhillips Co.	5/15/20	$52.50	(281)	$(221,990)
Constellation Brands, Inc. - Class “A”	10/18/19	145.00	(57)	(358,530)
CSX Corp.	2/21/20	60.00	(302)	(337,485)
Delta Air Lines, Inc.	1/17/20	47.00	(77)	(86,817)
Delta Air Lines, Inc.	1/17/20	45.00	(116)	(151,090)
Delta Air Lines, Inc.	3/20/20	50.00	(38)	(34,865)
Delta Air Lines, Inc.	6/19/20	50.00	(180)	(179,100)
Discover Financial Services	1/17/20	70.00	(21)	(26,250)
Discover Financial Services	1/17/20	65.00	(238)	(409,360)
Discover Financial Services	4/17/20	70.00	(86)	(115,670)
Dow, Inc.	1/17/20	50.00	(98)	(19,355)
Dow, Inc.	1/17/20	45.00	(107)	(49,220)
DuPont de Nemours, Inc.	1/17/20	60.00	(430)	(533,200)
Eaton Corp., PLC	1/17/20	72.50	(145)	(170,375)
Exelon Corp.	1/17/20	42.00	(580)	(385,700)
ExxonMobil Corp.	11/15/19	72.50	(129)	(13,932)
ExxonMobil Corp.	1/17/20	70.00	(33)	(10,478)
General Dynamics Corp.	1/17/20	150.00	(78)	(264,810)
General Dynamics Corp.	2/21/20	155.00	(19)	(56,905)
General Mills, Inc.	1/17/20	45.00	(119)	(122,272)
General Mills, Inc.	1/17/20	42.50	(236)	(299,130)
Halliburton Co.	1/17/20	17.50	(133)	(31,920)
Halliburton Co.	1/17/20	15.00	(755)	(320,875)
Home Depot, Inc.	1/17/20	175.00	(33)	(189,585)
Home Depot, Inc.	1/17/20	170.00	(48)	(301,320)
Home Depot, Inc.	1/17/20	160.00	(39)	(283,238)
Home Depot, Inc.	6/19/20	175.00	(33)	(196,102)
Honeywell International, Inc.	3/20/20	140.00	(37)	(116,180)
Honeywell International, Inc.	6/19/20	145.00	(209)	(591,993)
Intel Corp.	1/17/20	42.00	(777)	(784,770)
International Business Machines Corp.	1/17/20	120.00	(167)	(450,900)
International Business Machines Corp.	4/17/20	115.00	(45)	(141,187)
Johnson & Johnson	3/20/20	115.00	(98)	(161,455)
JPMorgan Chase & Co.	1/17/20	100.00	(287)	(526,645)
JPMorgan Chase & Co.	1/17/20	95.00	(37)	(85,008)
JPMorgan Chase & Co.	6/19/20	97.50	(51)	(112,710)

CALL OPTIONS WRITTEN—(22.6)%	Expiration Date	Exercise Price	Contracts	Value
Kellogg Co.	3/20/20	$55.00	(86)	$(88,580)
Kellogg Co.	3/20/20	47.50	(28)	(48,300)
Kinder Morgan, Inc.	1/17/20	16.00	(409)	(192,230)
Kinder Morgan, Inc.	6/19/20	17.00	(326)	(124,695)
Kroger Co.	1/17/20	19.00	(526)	(364,255)
Lockheed Martin Corp.	3/20/20	325.00	(35)	(243,775)
Lockheed Martin Corp.	3/20/20	320.00	(52)	(385,580)
Microsoft Corp.	1/17/20	92.50	(127)	(594,995)
Morgan Stanley	1/17/20	34.00	(348)	(313,200)
Morgan Stanley	6/19/20	38.00	(355)	(233,412)
Nucor Corp.	1/17/20	50.00	(37)	(13,783)
Nucor Corp.	1/17/20	47.50	(258)	(137,385)
Nucor Corp.	1/17/20	45.00	(223)	(160,560)
Occidental Petroleum Corp.	1/17/20	45.00	(28)	(7,462)
Occidental Petroleum Corp.	2/21/20	40.00	(80)	(48,200)
Occidental Petroleum Corp.	2/21/20	37.50	(342)	(270,180)
Oracle Corp.	6/19/20	47.50	(216)	(203,040)
Oracle Corp.	6/19/20	45.00	(216)	(245,700)
Pfizer, Inc.	1/17/20	35.00	(222)	(47,508)
Pfizer, Inc.	3/20/20	32.00	(323)	(146,965)
Pfizer, Inc.	3/20/20	31.00	(106)	(56,445)
Philip Morris International, Inc.	1/17/20	72.50	(107)	(62,863)
Philip Morris International, Inc.	3/20/20	65.00	(350)	(431,375)
Raytheon Co.	1/17/20	160.00	(56)	(210,420)
Raytheon Co.	1/17/20	150.00	(36)	(169,110)
Raytheon Co.	6/19/20	165.00	(116)	(426,880)
Ross Stores, Inc.	1/17/20	77.50	(53)	(173,840)
Ross Stores, Inc.	1/17/20	67.50	(257)	(1,094,820)
Simon Property Group, Inc. (REIT)	1/17/20	145.00	(114)	(153,900)
Simon Property Group, Inc. (REIT)	1/17/20	135.00	(16)	(35,360)
SPDR S&P 500 ETF Trust (ETF)	1/17/20	255.00	(44)	(199,848)
Stryker Corp.	1/17/20	130.00	(34)	(295,630)
Texas Instruments, Inc.	1/17/20	92.50	(79)	(284,400)
Texas Instruments, Inc.	1/17/20	90.00	(54)	(213,840)
Texas Instruments, Inc.	1/17/20	85.00	(4)	(17,730)
Thermo Fisher Scientific, Inc.	3/20/20	250.00	(56)	(277,760)

Portfolio of Investments (continued)

PREMIUM INCOME FUND

September 30, 2019

CALL OPTIONS WRITTEN—(22.6)%	Expiration Date	Exercise Price	Contracts	Value
Thermo Fisher Scientific, Inc.	3/20/20	$240.00	(17)	$(98,685)
TJX Companies, Inc.	1/17/20	46.25	(109)	(111,180)
TJX Companies, Inc.	1/17/20	42.50	(114)	(155,610)
TJX Companies, Inc.	4/17/20	47.50	(70)	(65,800)
TJX Companies, Inc.	4/17/20	45.00	(234)	(276,120)
U.S. Bancorp	12/20/19	45.00	(195)	(210,112)
U.S. Bancorp	1/17/20	45.00	(111)	(120,713)
United Parcel Service, Inc. - Class “B”	6/19/20	100.00	(313)	(712,857)
United Technologies Corp.	6/19/20	110.00	(186)	(550,560)
Verizon Communications, Inc.	1/17/20	50.00	(393)	(408,720)
Verizon Communications, Inc.	1/17/20	47.00	(113)	(151,137)
Whirlpool Corp.	3/20/20	120.00	(246)	(1,011,675)
Total Value of Call Options Written (premium received $25,094,769)				$(29,088,288)

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$153,805,634	$—	$—	$153,805,634

Liabilities
Call Options Written	$—	$(29,088,288)	$—	$(29,088,288)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was -6.01% for Class A shares, -5.74% for Advisor Class shares and -5.66% for Institutional Class shares, including dividends of 0.8 cents per share for Advisor Class shares and 1.3 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 62.4 cents per share on each class of shares.

The Market

The fiscal year started with a correction as global economic data appeared less robust while the Federal Reserve (Fed) indicated it would stay the course with rate increases. The market perceived a heightened risk of a policy mistake and stocks experienced a selloff. This was quickly followed by a rally during the first quarter of calendar 2019 as Fed actions and commentary suggested an easier stance and softer economic data seemed better reflected in earnings expectations. Corporate America earnings are still expected to show some modest growth with operating earnings for the Standard & Poor’s 500 forecasted at $166 per share, a year-over-year increase of 2.5%.

The Smith Group investment process is centered on a very specific and clearly defined fundamental outcome—companies that can sustainably grow earnings faster than expected will have strong price appreciation. Significantly, even when the equity markets do not reward our investment process with excess returns, our client portfolios continue to capture a higher earnings growth premium—higher realized earnings growth relative to forecasted growth—than their respective performance benchmarks. That is, the companies in our client portfolios realize a larger earnings growth premium than the benchmarks.

The past twelve months have provided dramatic shifts in both soft and hard economic indicators. In many cases, the change in trajectory has been swift and severe. Expectations for U.S. growth has sunk to the zero bound from 3% to 4% a year ago while the slope of the yield curve briefly suggested a recession could be around the corner. Global monetary policy once again shifted towards aggressive support resulting in a quarter of the global bond market trading at negative rates. Haphazard U.S. trade policy has, remarkably, become even more disorganized causing American manufacturing and consumer confidence to weaken during the12-month period. This rapid deterioration caused an earnings centric investment process like ours to fall significantly out of favor. In fact, the reward associated with the criteria we use to select stocks is similar to the experience during the technology- and telecom-bubble in 1998-99 and the rebound after the Global Financial Crisis in 2009. We find comfort in the fact that as the market reverts back to rewarding strong earnings performance again, the Fund should be in a position to generate better relative performance going forward.

The Fund

With the selection criteria and the process out of favor during the period, the Fund’s underperformance for the year was spread across most sectors. The largest sector exposures,

Information Technology and Healthcare, were responsible for most of the underperformance. Another notable negative was the Fund’s lack of exposure to Real Estate, which was the best performing sector in the benchmark with a 26.7% return. This caused almost 0.5% of negative relative allocation effect. One bright spot in the Fund was the Energy sector. Although a small weight at less than 1% in both the Fund and the benchmark, the Fund’s position in Chevron posted a gain of 3.0% which easily outperformed the benchmark sector return of -24.3%.

Fund performance was hurt by the Fund’s Information Technology holdings turning negative after several years of solid performance. NetApp, an enterprise data storage systems developer, and F5 Networks, a network security and applications systems provider, declining 46.4% and 33.2%, respectively, were the largest contributors to the negative performance. Also notable was that the Fund’s underweight in Microsoft, which gained 20.7%, and no exposure to MasterCard and Visa, which gained 21.9% and 17.3%, respectively, caused almost 1.0% of relative underperformance. In Health Care, the Fund’s large position in Centene, a Medicaid managed-care company, and exposure to Biogen, a biotechnology company, hurt performance as the stocks both declined more than 30%.

While we are disappointed that the Fund underperformed for the period, we continue to believe that the holdings in the Fund should be able to generate healthy returns going forward as the market eventually returns to rewarding earnings as it has in the past. Continued economic growth should provide a good foundation for solid earnings growth by the companies held by the Fund and we continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

John D. Brim
Portfolio Manager
Smith Asset Management Group L.P.

October 4, 2019

Fund Expenses (unaudited)

SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.16%
Actual		$1,000.00	$ 977.37	$ 5.75
Hypothetical**		$1,000.00	$ 1,019.25	$ 5.87
Advisor Class Shares	0.86%
Actual		$1,000.00	$ 978.65	$ 4.27
Hypothetical**		$1,000.00	$ 1,020.76	$ 4.36
Institutional Class Shares	0.78%
Actual		$1,000.00	$ 978.80	$ 3.87
Hypothetical**		$1,000.00	$ 1,021.16	$ 3.95

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares), the Russell 1000® Growth Index† and the Russell 3000 Growth Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	Russell 1000 Growth Index	Russell 3000 Growth Index
One Year	-6.01%	-5.74%	-5.66%	3.71%	2.70%
Five Years	10.20%	10.62%	10.66%	13.39%	13.07%
Ten Years or Since Inception**	12.84%	12.54%	12.65%	14.94%††	14.73%††

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-11.41%	-5.74%	-5.66%
Five Years	8.90%	10.62%	10.66%
Ten Years or Since Inception**	12.16%	12.54%	12.65%

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 9/30/09 theoretical investments in the Russell 1000 Growth Index and the Russell 3000 Growth Index (the “Indices”). The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. economy. It includes Russell 1000 companies with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table,

Cumulative Performance Information (unaudited) (continued)

SELECT GROWTH FUND

unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year would have been -11.42%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been -5.75% and 12.04%, respectively, and the Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been -5.67% and 12.00%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†     During the fiscal year, the Fund changed its primary broad-based securities index to the Russell 1000 Growth Index from the Russell 3000 Growth Index since it more closely reflects the Fund’s investment strategies. After this fiscal year we will not show a comparison to the Russell 3000 Growth Index.

††     The Index return is for ten years. The Russell 1000 Growth Index return and the Russell 3000 Growth Index return since inception of the Advisor Class shares and Institutional Class shares are 14.86% and 12.17%, respectively.

Portfolio of Investments

SELECT GROWTH FUND

September 30, 2019

Shares		Security	Value
		COMMON STOCKS—96.6%
		Communication Services—10.6%
18,580	*	Alphabet, Inc. - Class “A”	$22,688,781
295,233		Cinemark Holdings, Inc.	11,407,803
352,000		Comcast Corp. - Special Shares “A”	15,868,160
109,300	*	Facebook, Inc. - Class “A”	19,464,144
			69,428,888
		Consumer Discretionary—11.8%
14,500	*	AutoZone, Inc.	15,726,990
75,000	*	Burlington Stores, Inc.	14,986,500
113,800	*	Deckers Outdoor Corp.	16,769,568
190,100		Dunkin’ Brands Group, Inc.	15,086,336
136,191		Target Corp.	14,560,180
			77,129,574
		Consumer Staples—4.5%
121,912		Procter & Gamble Co.	15,163,415
122,712		Walmart, Inc.	14,563,460
			29,726,875
		Energy—.8%
47,300		Chevron Corp.	5,609,780
		Financials—7.7%
457,200		Bank of America Corp.	13,336,524
126,990		Discover Financial Services	10,297,619
189,100		Progressive Corp.	14,607,975
217,030		U.S. Bancorp	12,010,440
			50,252,558

Portfolio of Investments (continued)

SELECT GROWTH FUND

September 30, 2019

Shares		Security	Value
		Health Care—15.7%
221,210		Baxter International, Inc.	$19,349,239
43,710	*	Biogen, Inc.	10,176,562
275,800		Bristol-Myers Squibb Co.	13,985,818
336,440	*	Centene Corp.	14,554,395
158,772		Eli Lilly & Co.	17,755,473
150,600		Merck & Co., Inc.	12,677,508
117,780	*	Varian Medical Systems, Inc.	14,026,420
			102,525,415
		Industrials—9.4%
177,300		Dover Corp.	17,651,988
152,490		Eaton Corp., PLC	12,679,543
170,000		EMCOR Group, Inc.	14,640,400
78,192		Huntington Ingalls Industries, Inc.	16,560,284
			61,532,215
		Information Technology—36.1%
92,100	*	Adobe Systems, Inc.	25,442,625
171,700	*	Akamai Technologies, Inc.	15,689,946
76,500		Apple, Inc.	17,133,705
138,464		Automatic Data Processing, Inc.	22,350,859
385,650	*	Cadence Design Systems, Inc.	25,483,752
380,000	*	Ciena Corp.	14,907,400
88,600	*	EPAM Systems, Inc.	16,153,552
274,280	*	Fortinet, Inc.	21,053,733
185,050		Microsoft Corp.	25,727,501
226,200		Oracle Corp.	12,447,786
199,340	*	PayPal Holdings, Inc.	20,649,631
94,500	*	Zebra Technologies Corp. - Class “A”	19,501,965
			236,542,455
Total Value of Common Stocks (cost $528,037,291)			632,747,760

Principal Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—2.6%
$17,000M	U.S. Treasury Bills, 1.78%, 10/22/2019 (cost $16,982,348)	$16,982,269
	SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—.4%
2,500M	Federal Home Loan Bank, 1.93%, 10/25/2019 (cost $2,496,781)	2,496,883

Total Value of Investments (cost $547,516,420)	99.6%	652,226,912
Other Assets, Less Liabilities	.4	2,472,440
Net Assets	100.0%	$654,699,352

*	Non-income producing

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Portfolio of Investments (continued)

SELECT GROWTH FUND

September 30, 2019

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$632,747,760	$—	$—	$632,747,760
Short-Term U.S. Government Obligations	—	16,982,269	—	16,982,269
Short-Term U.S. Government Agency Obligations	—	2,496,883	—	2,496,883
Total Investments in Securities*	$632,747,760	$19,479,152	$—	$652,226,912

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was -9.54% for Class A shares, -9.19% for Advisor Class shares and -9.16% for Institutional Class shares, including dividends of 8.0 cents per share for Class A shares, 10.2 cents per share for Advisor Class shares and 11.6 for Institutional Class shares. In addition, the Fund distributed capital gains of $3.83 per share on each class of shares.

U.S. equity market

The U.S. stock market began the review period with a very weak quarter. The S&P 500 fell -9.0% in the month of December alone. Quantitative tightening by the Fed, coupled with slowing earnings and increased trade disputes, sparked the sell-off. The start of 2019 saw a meaningful reversal in the equity markets following the sharp sell-off in December. January started very strong with the S&P 500 posting a +8.0% total return, the best monthly showing since 1987. By the end of January, the S&P had erased most of the losses incurred during the month of December and sat 15% above its Christmas Eve low. The January rally was led by higher-beta, lower-quality and smaller-cap names. Fueled by a dovish Fed and more optimism about a potential trade deal, the S&P 500 posted its best quarterly return since 2009. The first quarter rally in small-cap stocks was the best since 1991.

As the second quarter progressed, the dominant themes were global trade war, the slowing global economy, and the Fed becoming more accommodative and starting to lower rates again. The S&P 500 gained 17% during the first six months of the year (its best performance since 1997). The market’s gains were predominantly built upon defensive sectors like Utilities, REITs and Consumer Staples. These sectors all made new highs along with the S&P 500®, as lower global interest rates seemingly accelerated investors’ appetite for yield.

The start of the summer saw global economic data begin to weaken as the effect of the trade war began to manifest itself. The 2- to 10-year U.S. Treasury yield curve inverted for the first time since the Global Financial Crisis, raising recession concerns. The market continued to move on trade talk and the economy. In September, oil spiked with attacks on a Saudi processing plant and we saw a rotation from momentum stocks to value stocks for the first time. High-growth stocks came down off their highs and valuations in the private market began to correct as well. Nevertheless, the S&P 500 remained near its all-time highs posting a return of 20.55% on a year-to-date basis.

The Fund

The Fund’s absolute performance was mainly attributable to investments in Financials, Information Technology and Industrials. In Financials, our investments in Sterling Bancorp, which executed on balance sheet restructuring, and American Financial Group, which continued its steady performance and capital returns, drove performance. In Information Technology, Perficient—helped by solid organic growth and stronger margins—and PDF Solutions—helped

Portfolio Manager’s Letter (continued)

SPECIAL SITUATIONS FUND

by new product launches—were the main drivers of performance. Finally, in Industrials, SPX Corp benefitted from solid growth in its less cyclical lines of business.

On a basis relative to the Russell 2000® Value Index, the Fund underperformed primarily due to our underweights of the Real Estate and Financial sectors. In Financials, our underweight of thrifts hurt relative performance as the industry benefited from lower interest rates. In the Real Estate sector, our underweight of healthcare REITs was the largest source of relative underperformance.

As always, thank you for placing your trust in Foresters Financial.

Sincerely,

Steven S. Hill
Senior Portfolio Manager
Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.29%
Actual		$1,000.00	$1,006.01	$ 6.49
Hypothetical**		$1,000.00	$1,018.60	$ 6.53
Advisor Class Shares	1.00%
Actual		$1,000.00	$1,008.69	$ 5.04
Hypothetical**		$1,000.00	$1,020.06	$ 5.06
Institutional Class Shares	0.88%
Actual		$1,000.00	$1,008.22	$ 4.43
Hypothetical**		$1,000.00	$1,020.66	$ 4.46

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares), the MSCI USA Small Cap Value Index† and the Russell 2000 Value Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	MSCI USA Small Cap Value Index	Russell 2000 Value Index
One Year	-9.54%	-9.19%	-9.16%	-6.55%	-8.27%
Five Years	5.22%	5.57%	5.69%	7.14%	7.16%
Ten Years or Since Inception**	9.52%	7.52%	7.68%	11.30%††	10.06%††

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-14.74%	-9.19%	-9.16%
Five Years	3.98%	5.57%	5.69%
Ten Years or Since Inception**	8.87%	7.52%	7.68%

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/09 with theoretical investments in the MSCI USA Small Cap Value Index and the Russell 2000 Value Index (the “Indices”). The MSCI USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across the U.S. Equity markets. The value investment style characteristics for index construction are defined using book value to price, 12-month forward earnings to price and dividend yield. The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During some of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 8.83%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for Five Years and Since Inception would have been 5.56% and 6.95%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for Five Years and Since Inception would have been 5.67% and 6.99%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†     During the fiscal year, the Fund changed its primary broad-based securities index to the MSCI USA Small Cap Value Index from the Russell 2000 Value Index since it more closely reflects the Fund’s investment strategies. After this fiscal year we will not show a comparison to the Russell 2000 Value Index.

††     The Index return is for ten years. The MSCI USA Small Cap Value Index return and The Russell 2000 Value Index return since inception of the Advisor Class shares and Institutional Class shares are 8.43% and 7.72%, respectively.

Portfolio of Investments

SPECIAL SITUATIONS FUND

September 30, 2019

Shares		Security	Value
		COMMON STOCKS—96.3%
		Consumer Discretionary—14.4%
241,600		American Eagle Outfitters, Inc.	$3,918,752
82,400		Cheesecake Factory, Inc.	3,434,432
40,900		Children’s Place, Inc.	3,148,891
312,600		Dana Holding Corp.	4,513,944
378,350		Designer Brands, Inc. - Class “A”	6,477,352
171,200		Haverty Furniture Cos., Inc.	3,470,224
40,100	*	Helen of Troy, Ltd.	6,322,166
148,100	*	MasterCraft Boat Holdings, Inc.	2,210,392
105,500		Oxford Industries, Inc.	7,564,350
113,300		Penske Automotive Group, Inc.	5,356,824
145,000		Ruth’s Hospitality Group, Inc.	2,960,175
273,550	*	Taylor Morrison Home Corp. - Class “A”	7,095,887
394,000	*	TRI Pointe Group, Inc.	5,925,760
34,700	*	Visteon Corp.	2,864,138
204,500		Wolverine World Wide, Inc.	5,779,170
			71,042,457
		Consumer Staples—4.8%
164,700		Energizer Holdings, Inc.	7,177,626
107,500	*	Performance Food Group Co.	4,946,075
175,371		Tootsie Roll Industries, Inc.	6,513,279
119,000	*	U.S. Foods Holding Corp.	4,890,900
			23,527,880
		Energy—3.6%
167,300		Delek U.S. Holdings, Inc.	6,072,990
451,500	*	Keane Group, Inc.	2,736,090
330,200		Liberty Oilfield Services, Inc. - Class “A”	3,576,066
153,000		PBF Energy, Inc. - Class “A”	4,160,070
143,300	*	ProPetro Holding Corp.	1,302,597
			17,847,813

Shares		Security	Value
		Financials—27.2%
290,300	*	AllianceBernstein Holding, LP (MLP)	$8,520,305
229,629		Amalgamated Bank - Class “A”	3,678,657
80,100		American Financial Group, Inc.	8,638,785
210,900		Berkshire Hills Bancorp, Inc.	6,177,261
67,200		Brown & Brown, Inc.	2,423,232
184,100		Capstar Financial Holdings, Inc.	3,052,378
511,000		CNO Financial Group, Inc.	8,089,130
209,200		Great Western Bancorp, Inc.	6,903,600
49,000		IBERIABANK Corp.	3,701,460
107,100		Independent Bank Group, Inc.	5,634,531
82,400		James River Group Holdings, Ltd.	4,222,176
49,850		Kemper Corp.	3,885,807
236,500		OceanFirst Financial Corp.	5,581,400
524,300		Old National Bancorp of Indiana	9,020,581
93,900		Prosperity Bancshares, Inc.	6,632,157
100,400		QCR Holdings, Inc.	3,813,192
103,100	*	Seacoast Banking Corp.	2,609,461
306,700		Simmons First National Corp. - Class “A”	7,636,830
471,300		Sterling Bancorp	9,454,278
175,000		Synovus Financial Corp.	6,258,000
165,640		TCF Financial Corp.	6,305,915
199,300		Veritex Holdings, Inc.	4,836,015
407,000		Waddell & Reed Financial, Inc. - Class “A”	6,992,260
			134,067,411
		Health Care—4.5%
13,600	*	Charles River Laboratories International, Inc.	1,800,232
33,000		Hill-Rom Holdings, Inc.	3,472,590
23,600	*	ICON, PLC	3,477,224
194,300		Phibro Animal Health Corp. - Class “A”	4,144,419
272,000	*	Prestige Brands, Inc.	9,435,680
			22,330,145

Portfolio of Investments (continued)

SPECIAL SITUATIONS FUND

September 30, 2019

Shares		Security	Value
		Industrials—14.4%
157,000		AAR Corp.	$6,469,970
200,100	*	Atkore International Group Co.	6,073,035
162,800		Columbus McKinnon Corp.	5,930,804
103,400		Comfort Systems USA, Inc.	4,573,382
223,700	*	Gardner Denver Holdings, Inc.	6,328,473
47,700		ICF International, Inc.	4,029,219
111,000		Kennametal, Inc.	3,412,140
124,900		Korn/Ferry International	4,826,136
84,200		Park-Ohio Holdings Corp.	2,514,212
73,200		Regal Beloit Corp.	5,332,620
228,600	*	SPX Corp.	9,146,286
156,900		Timken Co.	6,826,719
154,700		Triton International, Ltd.	5,235,048
			70,698,044
		Information Technology—8.4%
49,200	*	Cree, Inc.	2,410,800
124,100	*	Diodes, Inc.	4,982,615
181,200	*	Ichor Holdings, Ltd.	4,381,416
28,100	*	MicroStrategy, Inc. - Class “A”	4,169,197
73,700	*	NETGEAR, Inc.	2,374,614
401,700	*	PDF Solutions, Inc.	5,250,219
208,400	*	Perficient, Inc.	8,040,072
416,700	*	TTM Technologies, Inc.	5,081,657
110,900	*	Verint Systems, Inc.	4,744,302
			41,434,892
		Materials—5.4%
27,700		AptarGroup, Inc.	3,281,065
124,900	*	Berry Global Group, Inc.	4,904,823
212,200	*	Ferro Corp.	2,516,692
302,610	*	PQ Group Holdings, Inc.	4,823,603
117,100		Schweitzer-Mauduit International., Inc.	4,384,224

Shares or Principal Amount	Security	Value
	Materials (continued)
96,500	Sensient Technologies Corp.	$6,624,725
		26,535,132
	Real Estate—6.1%
315,000	Brixmor Property Group, Inc. (REIT)	6,391,350
145,200	Douglas Emmett, Inc. (REIT)	6,218,916
24,900	Federal Realty Investment Trust (REIT)	3,389,886
234,368	Industrial Logistics Properties Trust (REIT)	4,980,320
133,700	JBG SMITH Properties (REIT)	5,242,377
294,800	Sunstone Hotel Investors, Inc. (REIT)	4,050,552
		30,273,401
	Utilities—7.5%
133,000	Black Hills Corp.	10,205,090
79,600	IDACORP, Inc.	8,968,532
84,100	Pinnacle West Capital Corp.	8,163,587
166,100	Portland General Electric Co.	9,363,057
		36,700,266
Total Value of Common Stocks (cost $429,120,225)		474,457,441
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—2.0%
$10,000M	U.S. Treasury Bills, 1.78%, 10/22/2019 (cost $9,989,616)	9,989,570
	SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—1.4%
7,000M	Federal Home Loan Bank, 1.93%, 10/25/2019 (cost $6,990,988)	6,991,271

Total Value of Investments (cost $446,100,829)	99.7%	491,438,282
Other Assets, Less Liabilities	.3	1,513,927
Net Assets	100.0%	$492,952,209

*	Non-income producing

Portfolio of Investments (continued)

SPECIAL SITUATIONS FUND

September 30, 2019

Summary of Abbreviations:

MLP	Master Limited Partnership

REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$474,457,441	$—	$—	$474,457,441
Short-Term U.S. Government Obligations	—	9,989,570	—	9,989,570
Short-Term U.S. Government Agency Obligations	—	6,991,271	—	6,991,271
Total Investments in Securities*	$474,457,441	$16,980,841	$—	$491,438,282

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2019. During the period, the Fund’s return on a net asset value basis was 4.58% for Class A shares, 4.93% for Advisor Class shares and 5.06% for Institutional Class shares, including dividends of 34.0 cents per share for Class A shares, 43.8 cents per share for Advisor Class shares and 48.3 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $1.52 per share on each class of shares.

U.S. equity market

The U.S. stock market began the review period with a very weak quarter. The S&P 500 fell -9.0% in the month of December alone. Quantitative tightening by the Fed, coupled with slowing earnings and increased trade disputes, sparked the sell-off. The start of 2019 saw a meaningful reversal in the equity markets following the sharp sell-off in December. January started very strong with the S&P 500 posting a +8.0% total return, the best monthly showing since 1987. By the end of January, the S&P had erased most of the losses incurred during the month of December and sat 15% above its Christmas Eve low. The January rally was led by higher-beta, lower-quality and smaller-cap names. Fueled by a dovish Federal Reserve (“Fed”) and more optimism about a potential trade deal, the S&P 500 posted its best quarterly return since 2009. The first quarter rally in small-cap stocks was the best since 1991.

As the second quarter progressed, the dominant themes were global trade war, the slowing global economy, and the Fed becoming more accommodative and starting to lower rates again. The S&P 500 gained 17% during the first six months of the year (its best performance since 1997). The market’s gains were predominantly built upon defensive sectors like Utilities, REITs and Consumer Staples. These sectors all made new highs along with the S&P 500, as lower global interest rates seemingly accelerated investors’ appetite for yield.

The start of the summer saw global economic data begin to weaken as the effect of the trade war began to manifest itself. The 2- to 10-year U.S. Treasury yield curve inverted for the first time since the Global Financial Crisis, raising recession concerns. The market continued to move on trade talk and the economy. In September, oil spiked with attacks on a Saudi processing plant and we saw a rotation from momentum stocks to value stocks for the first time. High-growth stocks came down off their highs and valuations in the private market began to correct as well. Nevertheless, the S&P 500 remained near its all-time highs posting a return of 20.55% on a year-to-date basis.

Bond market

The review period began with a continuation of financial market volatility. Rising interest rates, a prolonged trade war between U.S. and China, the midterm elections, and a strong U.S. dollar overshadowed strong economic fundamentals, causing a broad market selloff. The corporate bond market continued to underperform as credit spreads moved wider.

Portfolio Managers’ Letter (continued)

TOTAL RETURN FUND

The Fed raised rates by 25 basis points in its December meeting, however, its policy moved from a tightening to a more accommodative policy. In fact, the Fed cut rates by 25 basis points twice following the rate hike in December. U.S. Treasurys rallied strongly across the yield curve in a risk-off environment. There is an inverse relationship between bond prices and yields. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, fell by 120 basis points to 1.62%. The 10-year U.S. Treasury note yield, which is controlled by other factors such as GDP, inflation and investor sentiment, fell by 140 basis points to 1.67%. The yield curve continued to flatten, with the spread between 2- and 10-year U.S. Treasury yields narrowing to just four basis points by the end of the period.

Credit spreads marched tighter as investors continued to support the corporate credit market in the search for yield. The positive performance of the corporate bond market during the review period was the result of longer duration and tighter credit spreads. Of note, corporate bonds with maturities greater than 10 years significantly outperformed shorter-maturity debt (i.e., one to three years) as U.S. Treasury yields moved lower across the curve. During the review period, Telecommunication and Utility sectors outperformed.

Amid volatility in commodity-driven sectors, the high yield bond market returned 6.30% during the review period. Municipal bonds benefited from favorable supply-demand dynamics and returned 7.93%.

The Fund—Equities

Overall, the Fund’s Class A shares underperformed its equity benchmark, the Standard & Poor’s 500 Index, which returned 10.63% for the annual reporting period ended September 30, 2019, but outperformed its fixed income benchmark, the ICE BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index, which rose 4.25%.

The Fund’s worst relative performing sector was energy led by its investment in Encana a small cap oil producer that sold off after surprising investors with a large acquisition. The Funds investment in Marathon Petroleum has been disappointing over the past year as well as margins have taken a hit.

The current U.S. administration’s renewed focus on tariffs had a negative impact on Tapestry, the parent company of Coach and Kate Spade, as higher tariffs on goods made in China will have a negative impact on margins and earnings will likely be under pressure.

The Fund also underperformed in both the Real Estate and Utilities sectors. With the Fund’s mandate to have at least 35% of the assets in fixed income, the equity portion does not invest in high yielding stocks like REITs or Utilities which hurt performance, compared to the benchmark that does invest in those sectors.

In the Industrial sector, the Fund’s investment in defense stocks led strong returns with Lockheed Martin and Northrop Grumman both reaching all-time highs. Gardner Denver also had a strong year after they announced an accretive acquisition earlier in the year. The Fund’s purchase of Kansas City Southern has worked out well as the stock has traded recently at its all-time high. In

Healthcare, our investment in Exact Sciences has been a solid winner with the stock trading near its high.

The Fund—Bonds

During the review period, the Fund had average bond and cash allocations of 41.2% and 1.8%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 25.6%, followed by mortgage-backed securities at 9.0%, U.S. government securities at 5.7%, high yield bonds at 4.9%, municipal bonds at 0.5%, and asset-backed securities at 0.4%.

The Fund’s fixed income holdings significantly outperformed the return of its benchmark, the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index. The Fund’s relative outperformance was predominantly a function of its overweight to corporate bonds, the best performing asset class during the review period. The Fund’s overweight of 30-year U.S. Treasurys compared to the Index was also a positive contributor to performance, benefiting from the substantial decline in interest rates during the review period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Sean Reidy	Rajeev Sharma
Portfolio Manager and Director of Equities, Foresters Investment Management Company, Inc.	Portfolio Manager and Director of Fixed Income, Foresters Investment Management Company, Inc.

October 4, 2019

Fund Expenses (unaudited)

TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period (4/1/19-9/30/19)*
Class A Shares	1.13%
Actual		$1,000.00	$1,061.19	$ 5.84
Hypothetical**		$1,000.00	$1,019.40	$ 5.72
Advisor Class Shares	0.73%
Actual		$1,000.00	$1,064.23	$ 3.78
Hypothetical**		$1,000.00	$1,021.41	$ 3.70
Institutional Class Shares	0.78%
Actual		$1,000.00	$1,064.03	$ 4.04
Hypothetical**		$1,000.00	$1,021.16	$ 3.95

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the ICE BofAML U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	S&P 500 Index	ICE BofAML U.S. Corporate, Government & Mortgage Index
One Year	4.58%	4.93%	5.06%	4.25%	10.63%
Five Years	4.66%	5.05%	5.11%	10.84%	3.47%
Ten Years or Since Inception**	7.83%	6.38%	6.47%	13.24%†	3.79%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-1.42%	4.93%	5.06%
Five Years	3.43%	5.05%	5.11%
Ten Years or Since Inception**	7.20%	6.38%	6.47%

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/09 with theoretical investments in the ICE BofAML U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The ICE BofAML U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered

Cumulative Performance Information (unaudited) (continued)

TOTAL RETURN FUND

bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*    Average Annual Total Return figures (for the periods ended 9/30/19) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.84%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.85%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. ICE BofAML U.S. Corporate, Government & Mortgage Index figures are from ICE Data Services and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**    The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†     The Index return is for ten years. The S&P 500 Index return and ICE BofAML U.S. Corporate, Government & Mortgage Index return since inception of the Advisor Class shares and Institutional Class shares are 14.25% and 1.66%, respectively.

Portfolio of Investments

TOTAL RETURN FUND

September 30, 2019

Shares		Security	Value
		COMMON STOCKS—58.5%
		Communication Services—4.8%
4,700	*	Alphabet, Inc. - Class “A”	$5,739,358
138,500		AT&T, Inc.	5,240,840
105,875		CBS Corp. - Class “B”	4,274,174
131,300		Comcast Corp. - Special Shares “A”	5,919,004
48,300	*	Take-Two Interactive Software, Inc.	6,053,922
119,275		Verizon Communications, Inc.	7,199,439
36,500		Walt Disney Co.	4,756,680
			39,183,417
		Consumer Discretionary—2.1%
1,650	*	Amazon.com, Inc.	2,864,251
11,250	*	Burlington Stores, Inc.	2,247,975
26,330		Home Depot, Inc.	6,109,087
30,950		Lowe’s Cos., Inc.	3,403,262
18,350		Ross Stores, Inc.	2,015,748
			16,640,323
		Consumer Staples—5.2%
145,340		Coca-Cola Co.	7,912,310
89,630		Koninklijke Ahold Delhaize NV (ADR)	2,241,646
71,900		Mondelez International, Inc. - Class “A”	3,977,508
60,560		PepsiCo, Inc.	8,302,776
68,260		Philip Morris International, Inc.	5,182,982
55,250		Procter & Gamble Co.	6,871,995
60,870		Walmart, Inc.	7,224,052
			41,713,269
		Energy—3.9%
122,973		BP, PLC (ADR)	4,671,744
62,850		Chevron Corp.	7,454,010
49,550		ConocoPhillips	2,823,359
69,752		ExxonMobil Corp.	4,925,189

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Shares		Security	Value
		Energy (continued)
102,100		Marathon Petroleum Corp.	$6,202,575
63,600		Valero Energy Corp.	5,421,264
			31,498,141
		Financials—12.1%
42,320		American Express Co.	5,005,610
24,850		Aon, PLC	4,810,215
285,200		Bank of America Corp.	8,319,284
52,500		Chubb, Ltd.	8,475,600
86,800		Citigroup, Inc.	5,996,144
30,507		Fidelity National Information Services, Inc.	4,050,109
26,100		Goldman Sachs Group, Inc.	5,408,703
65,400		Hamilton Lane, Inc. - Class “A”	3,725,184
87,280		JPMorgan Chase & Co.	10,271,983
81,200		MetLife, Inc.	3,829,392
95,180		Morgan Stanley	4,061,331
44,725		PNC Financial Services Group, Inc.	6,268,656
73,850		Popular, Inc.	3,993,808
157,850		Synchrony Financial	5,381,107
42,150		Travelers Cos., Inc.	6,267,284
124,945		U.S. Bancorp	6,914,456
92,770		Wells Fargo & Co.	4,679,319
			97,458,185
		Health Care—9.4%
66,460		Abbott Laboratories	5,560,708
12,900		Anthem, Inc.	3,097,290
60,450	*	Centene Corp.	2,615,067
19,850	*	Charles River Laboratories International, Inc.	2,627,544
11,600		Eli Lilly & Co.	1,297,228
47,750	*	Exact Sciences Corp.	4,315,167
48,700		Hill-Rom Holdings, Inc.	5,124,701
21,900		Johnson & Johnson	2,833,422
65,950		Koninklijke Philips NV (ADR)	3,042,273

Shares		Security	Value
		Health Care (continued)
61,200		Medtronic, PLC	$6,647,544
74,795		Merck & Co., Inc.	6,296,243
131,479		Pfizer, Inc.	4,724,040
136,000		Smith & Nephew, PLC (ADR)	6,545,680
17,745		Thermo Fisher Scientific, Inc.	5,168,586
22,100	*	Vertex Pharmaceuticals, Inc.	3,744,182
57,350		Zimmer Biomet Holdings, Inc.	7,872,435
35,065		Zoetis, Inc.	4,368,748
			75,880,858
		Industrials—8.3%
79,700	*	Gardner Denver Holdings, Inc.	2,254,713
49,150		Honeywell International, Inc.	8,316,180
73,500		Ingersoll-Rand, PLC	9,055,935
54,250		Jacobs Engineering Group, Inc.	4,963,875
40,300		Kansas City Southern, Inc.	5,360,303
22,620		Lockheed Martin Corp.	8,823,157
18,100		Northrop Grumman Corp.	6,783,699
72,450		Republic Services, Inc.	6,270,547
12,500		Stanley Black & Decker, Inc.	1,805,125
32,450		Union Pacific Corp.	5,256,251
58,680		United Technologies Corp.	8,010,994
			66,900,779
		Information Technology—11.8%
24,750	*	Adobe Systems, Inc.	6,837,187
106,700	*	Advanced Micro Devices, Inc.	3,093,233
117,747		Cisco Systems, Inc.	5,817,879
158,700		Corning, Inc.	4,526,124
119,100	*	Cree, Inc.	5,835,900
66,200	*	Fiserv, Inc.	6,857,658
124,875		Intel Corp.	6,434,809
58,950		Maxim Integrated Products, Inc.	3,413,794
54,100	*	Mellanox Technologies, Ltd.	5,928,819
64,185		Microsoft Corp.	8,923,641

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Shares or Principal Amount		Security	Value
		Information Technology (continued)
133,750		Nintendo Co., Ltd. (ADR)	$6,232,750
20,250		NVIDIA Corp.	3,524,917
95,500		Oracle Corp.	5,255,365
72,220		QUALCOMM, Inc.	5,508,942
42,550	*	Synopsys, Inc.	5,839,987
24,100		Texas Instruments, Inc.	3,114,684
42,550		Visa, Inc. - Class “A”	7,319,026
			94,464,715
		Materials—.9%
27,216		DuPont de Nemours, Inc.	1,940,773
25,830		Linde, PLC	5,003,788
			6,944,561
Total Value of Common Stocks (cost $334,283,948)			470,684,248
		CORPORATE BONDS—20.6%
		Aerospace/Defense—.7%
$2,700M		Boeing Co., 2.95%, 2/1/2030	2,771,963
100M		Bombardier, Inc., 6%, 10/15/2022 (a)	100,375
2,500M		Rockwell Collins, Inc., 3.5%, 3/15/2027	2,669,677
		TransDigm, Inc.:
75M		6%, 7/15/2022	76,313
50M		6.5%, 7/15/2024	51,750
25M		6.25%, 3/15/2026 (a)	26,906
50M		Triumph Group, Inc., 5.25%, 6/1/2022	49,980
			5,746,964
		Automotive—1.0%
125M		American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	121,875
50M		Asbury Automotive Group, Inc., 6%, 12/15/2024	52,000
50M		Cooper Standard Automotive, Inc., 5.625%, 11/15/2026 (a)	45,812

Principal Amount	Security	Value
	Automotive (continued)
$320M	Dana Holding Corp., 5.5%, 12/15/2024	$327,200
2,500M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	2,541,522
4,345M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	4,716,776
75M	J.B. Poindexter & Co., 7.125%, 4/15/2026 (a)	78,000
50M	LKQ Corp., 4.75%, 5/15/2023	50,875
75M	Panther BF Aggregator 2, LP, 8.5%, 5/15/2027 (a)	76,125
		8,010,185
	Building Materials—.0%
25M	Beacon Roofing Supply, Inc., 4.5%, 11/15/2026 (a)	25,281
	Building Materials Corp.:
100M	5.375%, 11/15/2024 (a)	103,375
50M	6%, 10/15/2025 (a)	52,673
100M	Griffon Corp., 5.25%, 3/1/2022	101,250
50M	New Enterprise Stone & Lime Co., 6.25%, 3/15/2026 (a)	51,250
50M	Standard Industries, Inc., 5%, 2/15/2027 (a)	51,890
		385,719
	Chemicals—.3%
75M	Blue Cube Spinco, Inc., 10%, 10/15/2025	84,325
50M	CF Industries, Inc., 4.95%, 6/1/2043	49,187
50M	Chemours Co., 5.375%, 5/15/2027	43,376
50M	Koppers, Inc., 6%, 2/15/2025 (a)	50,282
50M	Kraton Polymers, LLC, 7%, 4/15/2025 (a)	52,375
2,100M	LyondellBasell Industries NV, 6%, 11/15/2021	2,239,957
50M	Neon Holdings, Inc., 10.125%, 4/1/2026 (a)	50,500
100M	Rain CII Carbon, LLC, 7.25%, 4/1/2025 (a)	96,000
50M	Tronox, Inc., 6.5%, 4/15/2026 (a)	47,875
		2,713,877

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Principal Amount	Security	Value
	Consumer Non-Durables—.0%
	Energizer Holdings, Inc.:
$50M	5.5%, 6/15/2025 (a)	$51,892
25M	6.375%, 7/15/2026 (a)	26,841
25M	KGA Escrow, LLC, 7.5%, 8/15/2023 (a)	26,281
	Reynolds Group Holdings, Inc.:
97M	5.75%, 10/15/2020	97,235
175M	5.125%, 7/15/2023 (a)	179,594
		381,843
	Energy—3.0%
50M	Antero Resources Corp., 5.625%, 6/1/2023	43,500
50M	Apergy Corp., 6.375%, 5/1/2026	49,875
25M	Baytex Energy Corp., 5.125%, 6/1/2021 (a)	24,562
	Berry Petroleum Co.:
50M	5.5%, 5/15/2022	50,875
75M	5.125%, 7/15/2023	77,250
	Blue Racer Midstream, LLC:
175M	6.125%, 11/15/2022 (a)	176,802
25M	6.625%, 7/15/2026 (a)	24,812
50M	Callon Petroleum Co., 6.375%, 7/1/2026	49,042
	Chesapeake Energy Corp.:
25M	4.875%, 4/15/2022	20,312
75M	7%, 10/1/2024	54,094
25M	8%, 6/15/2027	17,130
2,700M	Cimarex Energy Co., 4.375%, 3/15/2029	2,843,861
75M	CITGO Petroleum Corp., 6.25%, 8/15/2022 (a)	76,125
1,856M	Continental Resources, Inc., 5%, 9/15/2022	1,873,556
50M	Covey Park Energy, LLC, 7.5%, 5/15/2025 (a)	40,250
75M	Crestwood Midstream Partners, LP, 5.75%, 4/1/2025	77,437
50M	CrownRock, LP, 5.625%, 10/15/2025 (a)	50,499
	DCP Midstream Operating, LP:
50M	3.875%, 3/15/2023	50,687
25M	5.125%, 5/15/2029	25,500

Principal Amount	Security	Value
	Energy (continued)
	EnLink Midstream Partners, LP:
$50M	4.85%, 7/15/2026	$47,688
50M	5.45%, 6/1/2047	41,000
2,500M	Enterprise Products Operating, 7.55%, 4/15/2038	3,690,547
170M	Exterran Partners, LP, 6%, 10/1/2022	172,338
50M	Genesis Energy, LP, 6.5%, 10/1/2025	48,938
	Gulfport Energy Corp.:
25M	6.625%, 5/1/2023	19,625
50M	6.375%, 1/15/2026	35,250
1,600M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	1,649,422
3,000M	Kinder Morgan, Inc., 5.625%, 11/15/2023 (a)	3,331,170
	Laredo Petroleum, Inc.:
25M	5.625%, 1/15/2022	23,625
50M	6.25%, 3/15/2023	44,125
4,000M	Magellan Midstream Partners, LP, 5%, 3/1/2026	4,493,292
25M	Matador Resources Co., 5.875%, 9/15/2026	25,173
3,300M	Midwest Connector Capital Co., LLC, 4.625%, 4/1/2029 (a)	3,628,366
50M	Murphy Oil Corp., 5.875%, 12/1/2042	44,250
25M	Murphy Oil USA, Inc., 4.75%, 9/15/2029	25,625
25M	Northern Oil and Gas, Inc., 8.5%, 5/15/2023	26,003
	Oasis Petroleum, Inc.:
175M	6.875%, 1/15/2023	161,000
50M	6.25%, 5/1/2026 (a)	40,750
	Parkland Fuel Corp.:
75M	6%, 4/1/2026 (a)	79,500
50M	5.875%, 7/15/2027 (a)	52,591
75M	Parsley Energy, LLC, 5.25%, 8/15/2025 (a)	76,478
	Range Resources Corp.:
50M	5%, 8/15/2022	47,125
25M	4.875%, 5/15/2025	20,750
50M	Southwestern Energy Co., 6.7%, 1/23/2025	44,249
	Suburban Propane Partners, LP:
25M	5.5%, 6/1/2024	25,625
50M	5.875%, 3/1/2027	51,351

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Principal Amount	Security	Value
	Energy (continued)
$75M	Sunoco, LP, 4.875%, 1/15/2023	$77,156
22M	Transocean Pontus, Ltd., 6.125%, 8/1/2025 (a)	22,695
50M	USA Compression Partners, LP, 6.875%, 9/1/2027 (a)	51,875
	Whiting Petroleum Corp.:
175M	5.75%, 3/15/2021	167,787
75M	6.625%, 1/15/2026	51,000
		23,942,538
	Financial Services—1.7%
4,700M	Brookfield Finance, Inc., 4%, 4/1/2024	5,005,505
1,000M	ERAC USA Finance, LLC, 4.5%, 8/16/2021 (a)	1,041,055
50M	GTCR (AP) Finance, Inc., 8%, 5/15/2027 (a)	51,500
4,100M	Key Bank NA, 3.4%, 5/20/2026	4,277,067
2,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	2,120,774
25M	Nationstar Mortgage, LLC, 6.5%, 7/1/2021	25,125
1,000M	Protective Life Corp., 7.375%, 10/15/2019	1,001,826
		13,522,852
	Financials—3.8%
25M	Acrisure, LLC, 8.125%, 2/15/2024 (a)	26,984
3,700M	Air Lease Corp., 3.25%, 10/1/2029	3,655,652
50M	Ally Financial, Inc., 8%, 11/1/2031	69,375
2,400M	Bank of America Corp., 5.875%, 2/7/2042	3,327,780
	Citigroup, Inc.:
1,000M	2.9%, 12/8/2021	1,015,095
1,000M	4.5%, 1/14/2022	1,051,579
1,600M	4.3%, 11/20/2026	1,725,016
25M	Colfax Corp., 6%, 2/15/2024 (a)	26,552
75M	DAE Funding, LLC, 5.75%, 11/15/2023 (a)	79,001
	Goldman Sachs Group, Inc.:
1,650M	3.85%, 7/8/2024	1,747,748
3,050M	3.5%, 11/16/2026	3,170,932
	Icahn Enterprises, LP:
125M	6.75%, 2/1/2024	130,469
100M	6.25%, 5/15/2026 (a)	105,125

Principal Amount	Security	Value
	Financials (continued)
	JPMorgan Chase & Co.:
$1,000M	4.452%, 12/5/2029	$1,131,285
1,800M	3.702%, 5/6/2030	1,930,257
175M	Ladder Capital Finance Holdings, LLLP, 5.25%, 10/1/2025 (a)	179,375
2,500M	Morgan Stanley, 4%, 7/23/2025	2,699,052
150M	Navient Corp., 5.875%, 3/25/2021	155,906
	Springleaf Finance Corp.:
125M	5.625%, 3/15/2023	133,438
25M	6.875%, 3/15/2025	27,609
50M	7.125%, 3/15/2026	55,560
1,500M	UBS AG, 4.875%, 8/4/2020	1,536,289
3,000M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	3,274,839
25M	Wand Merger Corp., 8.125%, 7/15/2023 (a)	26,125
3,000M	Wells Fargo & Co., 3.196%, 6/17/2027	3,102,624
		30,383,667
	Food/Beverage/Tobacco—.3%
1,300M	Anheuser-Busch Cos., LLC, 4.7%, 2/1/2036	1,503,961
50M	HLF Financing Sarl, LLC, 7.25%, 8/15/2026 (a)	50,563
125M	JBS USA LUX SA, 5.5%, 1/15/2030 (a)	132,810
25M	JBS USA, LLC, 5.875%, 7/15/2024 (a)	25,798
25M	Performance Food Group, Inc., 5.5%, 10/15/2027 (a)	26,438
	Post Holdings, Inc.:
175M	5.75%, 3/1/2027 (a)	186,410
50M	5.5%, 12/15/2029 (a)	52,313
25M	Simmons Foods, Inc., 5.75%, 11/1/2024 (a)	24,500
		2,002,793
	Food/Drug—.0%
	Albertson’s Cos., LLC:
25M	5.75%, 3/15/2025	25,834
25M	7.5%, 3/15/2026 (a)	27,937
25M	5.875%, 2/15/2028 (a)	26,523

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Principal Amount	Security	Value
	Food/Drug (continued)
$25M	B & G Foods, Inc., 5.25%, 9/15/2027	$25,596
		105,890
	Forest Products/Containers—.4%
200M	Ardagh Holdings USA, Inc., 4.625%, 5/15/2023 (a)	205,250
	Berry Global Escrow Corp.:
50M	4.875%, 7/15/2026 (a)	51,807
50M	5.625%, 7/15/2027 (a)	51,875
50M	BWAY Holding Co., 5.5%, 4/15/2024 (a)	51,560
25M	Crown Americas, LLC, 4.5%, 1/15/2023	26,312
50M	Graphic Packaging International, LLC, 4.75%, 7/15/2027 (a)	52,625
50M	Greif, Inc., 6.5%, 3/1/2027 (a)	53,150
25M	Mercer International, Inc., 7.375%, 1/15/2025	26,103
2,835M	Packaging Corp. of America, 3.4%, 12/15/2027	2,944,462
50M	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/2026 (a)	53,000
		3,516,144
	Gaming/Leisure—.2%
25M	AMC Entertainment, Inc., 5.75%, 6/15/2025	23,922
100M	AMC Networks, Inc., 5%, 4/1/2024	103,253
50M	Boyd Gaming Corp., 6.875%, 5/15/2023	52,062
25M	Cedar Fair, LP, 5.375%, 6/1/2024	25,781
200M	CRC Escrow Issuer, LLC, 5.25%, 10/15/2025 (a)	204,980
	Diamond Sports Group, LLC:
50M	5.375%, 8/15/2026 (a)	52,000
100M	6.625%, 8/15/2027 (a)	104,000
50M	Golden Nugget, Inc., 8.75%, 10/1/2025 (a)	52,250
150M	IRB Holding Corp., 6.75%, 2/15/2026 (a)	151,125
25M	Marriott Ownership Resorts, Inc, 4.75%, 1/15/2028 (a)	25,313
50M	MGM Resorts International Operations, Inc., 6%, 3/15/2023	55,210
25M	National CineMedia, LLC, 6%, 4/15/2022	25,344

Principal Amount	Security	Value
	Gaming/Leisure (continued)
$50M	Scientific Games International, Inc., 8.25%, 3/15/2026 (a)	$53,168
50M	Stars Group Holdings BV, 7%, 7/15/2026 (a)	53,375
200M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	210,000
50M	Wynn Las Vegas, LLC, 5.5%, 3/1/2025 (a)	52,765
		1,244,548
	Health Care—.8%
	Bausch Health Cos., Inc.:
175M	6.5%, 3/15/2022 (a)	181,125
125M	9%, 12/15/2025 (a)	140,781
25M	8.5%, 1/31/2027 (a)	28,120
150M	Centene Corp., 5.625%, 2/15/2021	152,206
2,400M	CVS Health Corp., 3.875%, 7/20/2025	2,541,314
125M	DaVita, Inc., 5.125%, 7/15/2024	127,344
2,100M	Express Scripts Holding Co., 4.75%, 11/15/2021	2,207,671
175M	HCA, Inc., 6.25%, 2/15/2021	183,680
161M	HealthSouth Corp., 5.75%, 11/1/2024	163,286
125M	Mallinckrodt Finance SB, 5.75%, 8/1/2022 (a)	47,500
25M	MEDNAX, Inc., 6.25%, 1/15/2027 (a)	24,873
175M	Molina Healthcare, Inc., 4.875%, 6/15/2025 (a)	176,531
50M	MPH Operating Partnership, LP, 7.125%, 6/1/2024 (a)	46,313
25M	Par Pharmaceutical, Inc., 7.5%, 4/1/2027 (a)	22,969
125M	Syneos Health, Inc., 7.5%, 10/1/2024 (a)	129,531
		6,173,244
	Home-Building—.0%
50M	Brookfield Residential Properties, 6.25%, 9/15/2027 (a)	50,375
50M	Century Communities, Inc., 6.75%, 6/1/2027 (a)	53,825
25M	Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (a)	27,188

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Principal Amount	Security	Value
	Home-Building (continued)
$50M	Toll Bros. Finance Corp., 3.8%, 11/1/2029	$49,344
	William Lyon Homes, Inc.:
50M	6%, 9/1/2023	52,250
50M	6.625%, 7/15/2027 (a)	52,125
		285,107
	Information Technology—1.4%
2,000M	Apple, Inc., 2.2%, 9/11/2029	1,967,716
25M	CommScope Finance, LLC, 6%, 3/1/2026 (a)	25,995
4,300M	Corning, Inc., 7.25%, 8/15/2036	5,258,332
	Diamond 1 Finance Corp.:
3,000M	4.42%, 6/15/2021 (a)	3,094,170
50M	5.875%, 6/15/2021 (a)	50,862
50M	7.125%, 6/15/2024 (a)	52,763
50M	Nielsen Finance, LLC, 5%, 4/15/2022 (a)	50,390
75M	Nuance Communications, Inc., 6%, 7/1/2024	78,375
50M	Rackspace Hosting, Inc., 8.625%, 11/15/2024 (a)	46,245
100M	Solera, LLC, 10.5%, 3/1/2024 (a)	106,212
50M	Symantec Corp., 5%, 4/15/2025 (a)	50,587
25M	VeriSign, Inc., 4.75%, 7/15/2027	26,281
50M	Verscend Holding Corp., 9.75%, 8/15/2026 (a)	53,431
		10,861,359
	Manufacturing—.6%
75M	Amsted Industries, Inc., 5.625%, 7/1/2027 (a)	79,312
175M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	181,125
125M	Brand Energy & Infrastructure Services, Inc., 8.5%, 7/15/2025 (a)	118,750
25M	Cloud Crane, LLC, 10.125%, 8/1/2024 (a)	26,812
3,245M	Crane Co., 4.2%, 3/15/2048	3,408,191
50M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	48,000
25M	HAT Holdings I, LLC, 5.25%, 7/15/2024 (a)	26,344
1,100M	Johnson Controls International, PLC, 5%, 3/30/2020	1,114,793

Principal Amount	Security	Value
	Manufacturing (continued)
$75M	Manitowoc Co., Inc., 9%, 4/1/2026 (a)	$73,688
25M	MTS Systems Corp, 5.75%, 8/15/2027 (a)	26,063
50M	Patrick Industries, Inc., 7.5%, 10/15/2027 (a)	51,630
		5,154,708
	Media-Broadcasting—.1%
50M	Belo Corp., 7.25%, 9/15/2027	57,000
50M	LIN Television Corp., 5.875%, 11/15/2022	51,250
125M	Nexstar Broadcasting, Inc., 5.625%, 8/1/2024 (a)	130,419
25M	Nexstar Escrow, Inc., 5.625%, 7/15/2027 (a)	26,250
	Sinclair Television Group, Inc.:
75M	5.625%, 8/1/2024 (a)	77,344
50M	5.125%, 2/15/2027 (a)	50,500
75M	Sirius XM Radio, Inc., 4.625%, 7/15/2024 (a)	77,950
150M	TEGNA, Inc., 5%, 9/15/2029 (a)	152,268
		622,981
	Media-Cable TV—.7%
200M	Altice Financing SA, 6.625%, 2/15/2023 (a)	205,750
200M	Altice France SA, 7.375%, 5/1/2026 (a)	214,942
	CCO Holdings, LLC:
175M	5.125%, 2/15/2023	178,281
175M	5.875%, 4/1/2024 (a)	183,043
25M	5.375%, 6/1/2029 (a)	26,687
50M	4.75%, 3/1/2030 (a)	50,885
	Clear Channel Worldwide Holdings, Inc.:
42M	9.25%, 2/15/2024 (a)	46,249
125M	5.125%, 8/15/2027 (a)	130,544
3,000M	Comcast Corp., 4.25%, 1/15/2033	3,453,090
	CSC Holdings, LLC:
200M	5.375%, 7/15/2023 (a)	205,750
200M	10.875%, 10/15/2025 (a)	226,865
175M	DISH DBS Corp., 5%, 3/15/2023	177,459
175M	Gray Television, Inc., 5.875%, 7/15/2026 (a)	182,438

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Principal Amount	Security	Value
	Media-Cable TV (continued)
$75M	Midcontinent Communications & Finance Corp., 5.375%, 8/15/2027 (a)	$79,125
	Netflix, Inc.:
75M	5.875%, 2/15/2025	82,548
25M	4.875%, 4/15/2028	25,499
		5,469,155
	Media-Diversified—.0%
75M	Gannett Co., Inc., 6.375%, 10/15/2023	77,438
75M	iHeart Communications, 8.375%, 5/1/2027	81,398
125M	Outdoor Americas Capital, LLC, 5.875%, 3/15/2025	129,375
		288,211
	Metals/Mining—.7%
75M	Allegheny Technologies, Inc., 7.875%, 8/15/2023	81,639
50M	Cleveland-Cliffs, Inc., 5.875%, 6/1/2027 (a)	47,480
175M	Commercial Metals Co., 4.875%, 5/15/2023	182,437
3,000M	Glencore Funding, LLC, 4.625%, 4/29/2024 (a)	3,212,277
	HudBay Minerals, Inc.:
175M	7.25%, 1/15/2023 (a)	181,344
25M	7.625%, 1/15/2025 (a)	25,469
50M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	52,875
1,500M	Newmont Mining Corp., 5.125%, 10/1/2019	1,500,000
50M	Northwest Acquisitions, ULC, 7.125%, 11/1/2022 (a)	29,625
100M	Novelis, Inc., 5.875%, 9/30/2026 (a)	105,120
145M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025 (a)	129,594
		5,547,860
	Real Estate—2.0%
2,300M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	2,482,045
	Digital Realty Trust, LP:
2,886M	4.75%, 10/1/2025	3,177,030
2,250M	3.7%, 8/15/2027	2,363,107

Principal Amount	Security	Value
	Real Estate (continued)
$175M	Equinix, Inc., 5.375%, 4/1/2023	$179,323
170M	Geo Group, Inc., 5.875%, 10/15/2024	147,050
200M	Greystar Real Estate Partners, 5.75%, 12/1/2025 (a)	206,250
50M	Hilton Domestic Operating Co., LLC, 4.875%, 1/15/2030 (a)	52,918
325M	Iron Mountain, Inc., 5.75%, 8/15/2024	329,063
150M	iStar, Inc., 4.75%, 10/1/2024	153,012
50M	MGM Growth Properties Operating Partnership, LP, 5.75%, 2/1/2027 (a)	56,203
50M	MPT Operating Partnership, LP, 4.625%, 8/1/2029	51,594
50M	Realogy Group/Co-Issuer, 9.375%, 4/1/2027 (a)	46,701
2,500M	Realty Income Corp., 3.875%, 4/15/2025	2,687,122
3,700M	STORE Capital Corp., 4.5%, 3/15/2028	3,996,422
		15,927,840
	Retail-General Merchandise—.7%
	1011778 B.C., ULC:
100M	4.625%, 1/15/2022 (a)	100,020
50M	3.875%, 1/15/2028 (a)	50,443
150M	AmeriGas Partners, LP, 5.5%, 5/20/2025	161,812
3,500M	Home Depot, Inc., 5.875%, 12/16/2036	4,846,377
50M	J.C. Penney Co., Inc., 8.625%, 3/15/2025	31,504
175M	KFC Holding Co., LLC, 5%, 6/1/2024 (a)	182,000
75M	SRS Distribution, Inc., 8.25%, 7/1/2026 (a)	76,688
25M	Yum! Brands, Inc., 4.75%, 1/15/2030 (a)	25,879
		5,474,723
	Services—.1%
100M	ADT Corp., 3.5%, 7/15/2022	100,750
225M	AECOM, 5.125%, 3/15/2027	237,037
225M	GCI, Inc., 6.875%, 4/15/2025	237,938
175M	United Rentals, Inc., 4.625%, 10/15/2025	179,242
		754,967

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Principal Amount	Security	Value
	Telecommunication Services—1.0%
	AT&T, Inc.:
$1,000M	3.6%, 7/15/2025	$1,053,996
4,000M	4.25%, 3/1/2027	4,355,568
25M	Frontier Communications Corp., 8.5%, 4/1/2026 (a)	25,060
50M	GCI, LLC, 6.625%, 6/15/2024 (a)	54,063
75M	Qwest Corp., 7.25%, 9/15/2025	84,836
50M	Sprint Capital Corp., 8.75%, 3/15/2032	61,798
75M	Telesat Canada, 8.875%, 11/15/2024 (a)	80,550
1,800M	Verizon Communications, Inc., 4.272%, 1/15/2036	2,027,160
	Zayo Group, LLC:
75M	6%, 4/1/2023	77,344
175M	6.375%, 5/15/2025	180,871
		8,001,246
	Transportation—.0%
175M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	179,375
75M	VistaJet Malta Finance, PLC, 10.5%, 6/1/2024 (a)	72,938
		252,313
	Utilities—1.0%
175M	Calpine Corp., 5.25%, 6/1/2026 (a)	181,781
50M	Cheniere Energy Partners, LP, 4.5%, 10/1/2029 (a)	51,312
2,500M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	2,700,610
	Global Partners, LP:
50M	7%, 6/15/2023	51,688
50M	7%, 8/1/2027 (a)	51,625
75M	Nextera Energy Operating Partners, 4.25%, 7/15/2024 (a)	77,438
150M	NRG Yield Operating, LLC, 5%, 9/15/2026	154,125
2,000M	Ohio Power Co., 5.375%, 10/1/2021	2,123,628
2,000M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	2,180,338
	Talen Energy Supply, LLC:
25M	7.25%, 5/15/2027 (a)	25,533
25M	6.625%, 1/15/2028 (a)	24,688

Principal Amount	Security	Value
	Utilities (continued)
$100M	Targa Resources Partners, LP, 4.25%, 11/15/2023	$101,125
		7,723,891
	Waste Management—.0%
25M	Clean Harbors, Inc., 4.875%, 7/15/2027 (a)	26,156
175M	Covanta Holding Corp., 5.875%, 3/1/2024	180,687
		206,843
	Wireless Communications—.1%
50M	Consolidated Communications, Inc., 6.5%, 10/1/2022	46,500
25M	Hughes Satellite Systems Corp., 6.625%, 8/1/2026	27,199
	Intelsat Jackson Holdings SA:
200M	8%, 2/15/2024 (a)	208,250
50M	8.5%, 10/15/2024 (a)	50,485
175M	Level 3 Financing, Inc., 5.375%, 1/15/2024	178,911
	Sprint Corp.:
125M	7.875%, 9/15/2023	137,620
150M	7.125%, 6/15/2024	162,045
50M	7.625%, 3/1/2026	55,313
	T-Mobile USA, Inc.:
175M	6%, 3/1/2023	178,708
25M	6.375%, 3/1/2025	25,962
		1,070,993
Total Value of Corporate Bonds (cost $157,808,816)		165,772,461

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Principal Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED SECURITIES—5.2%
	Fannie Mae—4.1%
$3,615M	3%, 3/1/2027 - 2/1/2031	$3,714,469
2,941M	3.5%, 11/1/2028 - 12/1/2047	3,062,660
14,699M	4%, 12/1/2040 - 8/1/2047	15,521,413
7,345M	4.5%, 9/1/2040 - 8/1/2048	7,762,197
1,338M	5%, 4/1/2040 - 3/1/2042	1,477,174
436M	5.5%, 5/1/2033 - 10/1/2039	491,869
340M	6%, 5/1/2036 - 10/1/2040	388,863
162M	6.5%, 11/1/2033 - 6/1/2036	181,031
476M	7%, 3/1/2032 - 8/1/2032	517,249
		33,116,925
	Freddie Mac—1.1%
4,504M	3.5%, 8/1/2026 - 7/1/2044	4,713,035
679M	4%, 7/1/2044 - 4/1/2045	718,413
2,577M	4.5%, 10/1/2040 - 5/1/2044	2,791,127
503M	5.5%, 5/1/2038 - 10/1/2039	557,981
		8,780,556
Total Value of Residential Mortgage-Backed Securities (cost $41,153,707)		41,897,481
	U.S. GOVERNMENT OBLIGATIONS—5.1%
18,000M	U.S. Treasury Bonds, 3.375%, 11/15/2048	22,939,812
	U.S. Treasury Notes:
1,500M	2%, 11/30/2022	1,519,131
2,000M	2%, 11/15/2026	2,051,368
1,600M	2.125%, 3/31/2024	1,638,905
1,400M	2.625%, 12/31/2023	1,460,567
10,500M	3.125%, 11/15/2028	11,789,736
Total Value of U.S. Government Obligations (cost $36,517,220)		41,399,519

Principal Amount	Security	Value
	ASSET-BACKED SECURITIES—2.0%
	Fixed Autos—1.5%
$1,200M	AmeriCredit Automobile Receivables Trust, 3.13%, 2/18/2025	$1,222,844
866M	BMW Vehicle Lease Trust, 2.07%, 10/20/2020	867,328
9,500M	Hertz Vehicle Financing Trust, 2.96%, 10/25/2021	9,578,061
		11,668,233
	Fixed Communication Services—.5%
	Verizon Owner Trust:
2,356M	1.92%, 12/20/2021 (a)	2,354,337
1,670M	3.23%, 4/20/2023	1,702,909
		4,057,246
Total Value of Asset-Backed Securities (cost $15,503,021)		15,725,479
	COMMERCIAL MORTGAGE-BACKED SECURITIES—1.5%
	Federal Home Loan Mortgage Corporation
	Multi-Family Structured Pass-Throughs:
2,800M	3.422%, 2/25/2052	3,091,446
8,273M	3.725%, 12/25/2027	9,014,034
Total Value of Commercial Mortgage-Backed Securities (cost $11,337,115)		12,105,480
	COLLATERALIZED MORTGAGE OBLIGATIONS—1.0%
	Fannie Mae:
4,625M	3.085%, 12/25/2027 †	4,919,844
2,700M	3.273%, 1/25/2029	2,946,621
Total Value of Collateralized Mortgage Obligations (cost $7,173,400)		7,866,465
	PASS-THROUGH CERTIFICATES—.4%
	Transportation
2,770M	American Airlines 17-2 AA PTT, 3.35%, 10/15/2029 (cost $2,790,036)	2,856,873

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2019

Principal Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—.6%
$5,000M	U.S. Treasury Bills, 1.78%, 10/22/2019 (cost $4,994,808)	$4,994,785

Total Value of Investments (cost $611,562,071)	94.9%	763,302,791
Other Assets, Less Liabilities	5.1	40,748,560
Net Assets	100.0%	$804,051,351

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect of September 30, 2019.

Summary of Abbreviations:

ADR	American Depositary Receipts

LLLP	Limited Liability Limited Partnership

PTT	Pass-Through Trust

ULC	Unlimited Liability Corporation

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$470,684,248	$—	$—	$470,684,248
Corporate Bonds	—	165,772,461	—	165,772,461
Residential Mortgage-Backed Securities	—	41,897,481	—	41,897,481
U.S. Government Obligations	—	41,399,519	—	41,399,519
Asset-Backed Securities	—	15,725,479	—	15,725,479
Commercial Mortgage-Backed Securities	—	12,105,480	—	12,105,480
Collateralized Mortgage Obligations	—	7,866,465	—	7,866,465
Pass-Through Certificates	—	2,856,873	—	2,856,873
Short-Term U.S. Government Agency Obligations	—	4,994,785	—	4,994,785
Total Investments in Securities*	$470,684,248	$292,618,543	$—	$763,302,791

*	The Portfolio of Investments provides information on the industry categorization for common stocks, corporate bonds, asset-backed securities and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Statements of Assets and Liabilities

FIRST INVESTORS INCOME FUNDS

September 30, 2019

FLOATING RATE
Assets
Investments in securities
At identified cost	$105,240,416
At value (Note 1A)	$104,186,120
Cash	4,463,352
Receivables:
Investment securities sold	993,928
Interest and dividends	294,617
Shares sold	81,785
Unrealized appreciation on foreign exchange contracts (Note 5)	—
Other assets	10,595
Total Assets	110,030,397

Liabilities
Payables:
Investment securities purchased	3,854,110
Shares redeemed	675,689
Dividends payable	60,222
Unrealized depreciation on foreign exchange contracts (Note 5)	—
Accrued advisory fees	178,155
Accrued shareholder servicing costs	15,778
Accrued expenses	71,010
Total Liabilities	4,854,964
Net Assets	$105,175,433

Net Assets Consist of:
Capital paid in	$110,040,483
Distributable earnings	(4,865,050)
Total	$105,175,433

See notes to financial statements

FUND FOR INCOME	GOVERNMENT CASH MANAGEMENT	INTERNATIONAL OPPORTUNITIES BOND

$525,927,396	$169,297,047	$117,009,783
$532,039,456	$169,297,047	$104,883,866
10,355,407	787,077	2,602,296

2,063	—	—
8,636,041	91,882	1,019,913
378,153	9,763	108,546
—	—	26,459
26,987	6,509	6,417
551,438,107	170,192,278	108,647,497

6,073,889	—	—
1,696,398	1,033,636	363,083
431,287	12,388	—
—	—	1,008,499
331,057	143,985	55,773
68,416	38,537	15,473
86,051	57,981	55,832
8,687,098	1,286,527	1,498,660
$542,751,009	$168,905,751	$107,148,837

$583,289,462	$168,905,751	$130,758,292
(40,538,453)	—	(23,609,455)
$542,751,009	$168,905,751	$107,148,837

Statements of Assets and Liabilities

FIRST INVESTORS INCOME FUNDS

September 30, 2019

	FLOATING RATE
Net Assets:
Class A	$64,136,348
Advisor Class	$40,541,690
Institutional Class	$497,395

Shares outstanding (Note 7):
Class A	6,697,661
Advisor Class	4,237,853
Institutional Class	51,856

Net asset value and redemption price per share - Class A	$9.58

Maximum offering price per share - Class A*	$9.83	++

Net asset value, offering price and redemption price per share - Advisor Class	$9.57

Net asset value, offering price and redemption price per share - Institutional Class	$9.59

#	Also maximum offering price per share.
*	On purchases of $100,000 or more, the sales charge is reduced (Note 7).
+	Net asset value/.96
++	Net asset value/.975

See notes to financial statements

FUND FOR INCOME		GOVERNMENT CASH MANAGEMENT	INTERNATIONAL OPPORTUNITIES BOND

$477,951,591		$168,904,723	$42,814,111
$28,107,269		N/A	$50,335,055
$36,692,149		$1,028	$13,999,671

195,082,711		168,904,723	4,996,948
11,556,653		N/A	5,800,412
14,903,777		1,028	1,596,072

$2.45		$1.00#	$8.57

$2.55	+	N/A	$8.93	+

$2.43		N/A	$8.68

$2.46		$1.00	$8.77

Statements of Assets and Liabilities

FIRST INVESTORS INCOME FUNDS

September 30, 2019

INVESTMENT GRADE
Assets
Investments in securities:
Cost - Unaffiliated issuers	$355,757,489
Cost - Affiliated issuers (Note 2)	—
Total cost of investments	$355,757,489
Value - Unaffiliated issuers (Note 1A)	$382,891,881
Value - Affiliated issuers (Note 2)	—
Total value of investments	382,891,881
Cash	13,393,153
Receivables:
Dividends and interest	3,796,583
Shares sold	398,656
Other assets	25,631
Total Assets	400,505,904

Liabilities
Payables:
Shares redeemed	2,079,501
Dividends payable	129,341
Accrued advisory fees	205,517
Accrued shareholder servicing costs	51,434
Accrued expenses	73,392
Total Liabilities	2,539,185
Net Assets	$397,966,719

Net Assets Consist of:
Capital paid in	$386,993,340
Distributable earnings	10,973,379
Total	$397,966,719

See notes to financial statements

LIMITED DURATION BOND	STRATEGIC INCOME

$306,029,183	$11,698,226
—	129,375,448
$306,029,183	$141,073,674
$310,836,765	$11,985,386
—	124,754,185
310,836,765	136,739,571
12,727,700	1,166,428

2,186,341	446,887
1,166,436	129,849
13,982	6,454
326,931,224	138,489,189

1,633,543	698,679
137,141	18,808
53,838	—
41,914	16,543
61,361	33,976
1,927,797	768,006
$325,003,427	$137,721,183

$357,701,590	$146,327,928
(32,698,163)	(8,606,745)
$325,003,427	$137,721,183

Statements of Assets and Liabilities

FIRST INVESTORS INCOME FUNDS

September 30, 2019

	INVESTMENT GRADE
Net Assets:
Class A	$363,366,346
Advisor Class	$11,517,551
Institutional Class	$23,082,822

Shares outstanding (Note 7):
Class A	36,594,709
Advisor Class	1,153,485
Institutional Class	2,317,817

Net asset value and redemption price per share - Class A	$9.93

Maximum offering price per share - Class A*	$10.34	+

Net asset value, offering price and redemption price per share - Advisor Class	$9.99

Net asset value, offering price and redemption price per share - Institutional Class	$9.96

*	On purchases of $100,000 or more, the sales charge is reduced (Note 7).
+	Net asset value/.96
++	Net asset value/.975

See notes to financial statements

LIMITED DURATION BOND		STRATEGIC INCOME

$220,829,879		$137,155,372
$56,208,767		$565,811
$47,964,781		N/A

23,718,868		14,712,359
6,021,116		60,732
5,128,411		N/A

$9.31		$9.32

$9.55	++	$9.71	+

$9.34		$9.32

$9.35		N/A

Statements of Assets and Liabilities

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

	COVERED CALL STRATEGY
Assets
Investments in securities
At identified cost	$225,887,741
At value (Note 1A)	$284,092,027
Cash	2,881,594
Receivables:
Investment securities sold	8,138,072
Deposits at broker for futures contracts	—
Dividends and interest	333,084
Shares sold	307,886
Unrealized appreciation on foreign exchange and futures contracts (Note 5)	—
Other assets	15,066
Total Assets	295,767,729

Liabilities
Options written, at value (Note 5)	13,732,077	(a)
Payables:
Shares redeemed	2,233,060
Unrealized depreciation on foreign exchange and futures contracts (Note 5)	—
Accrued advisory fees	209,249
Accrued shareholder servicing costs	47,441
Accrued expenses	40,725
Total Liabilities	16,262,552
Net Assets	$279,505,177

Net Assets Consist of:
Capital paid in	$249,253,795
Distributable earnings	30,251,382
Total	$279,505,177

(a)	Premiums received from written options $10,468,889
(b)	Premiums received from written options $786,652

See notes to financial statements

EQUITY INCOME	GLOBAL	GROWTH & INCOME	HEDGED U.S. EQUITY OPPORTUNITIES

$326,036,437	$348,724,001	$1,016,819,607	$91,008,445
$466,575,547	$412,685,207	$1,483,037,271	$112,015,804
6,890,571	6,629,895	12,193,003	11,128,232

—	3,558,307	—	227,469
—	—	—	706,103
607,108	963,234	1,320,838	149,971
283,357	373,038	817,917	159,200
—	—	—	195,577
26,857	26,808	77,827	6,855
474,383,440	424,236,489	1,497,446,856	124,589,211

—	—	—	352,340	(b)

2,126,891	2,139,787	4,670,806	897,777
—	—	—	9,669
299,519	355,243	883,588	72,444
63,088	63,532	195,561	20,386
63,830	62,451	110,255	55,291
2,553,328	2,621,013	5,860,210	1,407,907
$471,830,112	$421,615,476	$1,491,586,646	$123,181,304

$300,893,299	$362,929,828	$881,494,944	$91,948,449
170,936,813	58,685,648	610,091,702	31,232,855
$471,830,112	$421,615,476	$1,491,586,646	$123,181,304

Statements of Assets and Liabilities

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

COVERED CALL STRATEGY
Net Assets:
Class A	$211,776,885
Advisor Class	$66,251,667
Institutional Class	$1,476,625

Shares outstanding (Note 7):
Class A	17,933,624
Advisor Class	5,623,868
Institutional Class	126,339

Net asset value and redemption price per share - Class A	$11.81

Maximum offering price per share - Class A (Net asset value/.9425)*	$12.53

Net asset value, offering price and redemption price per share - Advisor Class	$11.78

Net asset value, offering price and redemption price per share - Institutional Class	$11.69

*	On purchases of $50,000 or more, the sales charge is reduced (Note 7).

See notes to financial statements

EQUITY INCOME	GLOBAL	GROWTH & INCOME	HEDGED U.S. EQUITY OPPORTUNITIES

$468,633,609	$344,592,470	$1,464,393,233	$78,296,693
$1,785,583	$75,077,077	$21,596,690	$44,543,266
$1,410,920	$1,945,929	$5,596,723	$341,345

48,387,578	45,961,025	73,791,517	6,335,772
183,523	9,697,154	1,086,825	3,567,879
145,840	249,433	280,923	27,246

$9.68	$7.50	$19.85	$12.36

$10.27	$7.96	$21.06	$13.11

$9.73	$7.74	$19.87	$12.48

$9.67	$7.80	$19.92	$12.53

Statements of Assets and Liabilities

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

INTERNATIONAL
Assets
Investments in securities:
At identified cost	$338,415,628
At value (Note 1A)	$421,723,255
Cash	19,006,384
Receivables:
Investment securities sold	19,910,399
Dividends and interest	838,269
Shares sold	341,453
Other assets	17,159
Total Assets	461,836,919

Liabilities
Options written, at value (Note 5)	—
Cash overdrafts	9,269,507
Payables:
Investment securities purchased	—
Shares redeemed	1,691,788
Accrued advisory fees	374,897
Accrued shareholder servicing costs	67,837
Accrued expenses	59,691
Total Liabilities	11,463,720
Net Assets	$450,373,199

Net Assets Consist of:
Capital paid in	$353,320,982
Distributable earnings	97,052,217
Total	$450,373,199

(c)	Premiums received from written options $25,094,769

See notes to financial statements

OPPORTUNITY	PREMIUM INCOME		SELECT GROWTH	SPECIAL SITUATIONS	TOTAL RETURN

$683,616,771	$150,802,030		$547,516,420	$446,100,829	$611,562,071
$912,765,695	$153,805,634		$652,226,912	$491,438,282	$763,302,791
6,731,535	2,310,192		5,934,765	3,170,612	14,021,855

11,310,323	1,986,979		—	—	27,221,832
575,913	206,235		334,433	489,800	2,915,759
596,486	45,755		764,537	339,402	448,407
49,937	4,179		32,763	31,156	40,188
932,029,889	158,358,974		659,293,410	495,469,252	807,950,832

—	29,088,288	(c)	—	—	—
—	—		—	—	—

—	—		—	—	100,000
3,196,888	403,137		4,049,853	2,030,944	3,103,108
565,524	98,504		397,312	342,949	499,548
174,586	16,094		91,670	84,557	109,932
90,974	50,814		55,223	58,593	86,893
4,027,972	29,656,837		4,594,058	2,517,043	3,899,481
$928,001,917	$128,702,137		$654,699,352	$492,952,209	$804,051,351

$609,818,772	$128,675,289		$489,141,240	$413,987,904	$613,375,961
318,183,145	26,848		165,558,112	78,964,305	190,675,390
$928,001,917	$128,702,137		$654,699,352	$492,952,209	$804,051,351

Statements of Assets and Liabilities

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

INTERNATIONAL
Net Assets:
Class A	$248,301,688
Advisor Class	$200,719,710
Institutional Class	$1,351,801

Shares outstanding (Note 7):
Class A	15,643,935
Advisor Class	12,369,624
Institutional Class	82,973

Net asset value and redemption price per share - Class A	$15.87

Maximum offering price per share - Class A (Net asset value/.9425)*	$16.84

Net asset value, offering price and redemption price per share - Advisor Class	$16.23

Net asset value, offering price and redemption price per share - Institutional Class	$16.29

*	On purchases of $50,000 or more, the sales charge is reduced (Note 7).

See notes to financial statements

OPPORTUNITY	PREMIUM INCOME	SELECT GROWTH	SPECIAL SITUATIONS	TOTAL RETURN

$915,338,684	$60,829,833	$507,351,352	$476,826,052	$800,910,024
$10,325,226	$67,843,775	$143,303,888	$12,227,803	$1,165,786
$2,338,007	$28,529	$4,044,112	$3,898,354	$1,975,541

24,220,919	5,996,698	41,969,559	18,990,912	42,081,549
266,458	6,680,490	11,579,019	478,568	61,052
60,396	5,163	324,627	151,402	103,229

$37.79	$10.14	$12.09	$25.11	$19.03

$40.10	$10.76	$12.83	$26.64	$20.19

$38.75	$10.16	$12.38	$25.55	$19.10

$38.71	$5.53	$12.46	$25.75	$19.14

Statements of Operations

FIRST INVESTORS INCOME FUNDS

Year Ended September 30, 2019

FLOATING RATE
Investment Income
Interest	$10,178,598

Expenses (Notes 1 and 3):
Advisory fees	1,201,386
Distribution plan expenses-Class A	189,532
Distribution plan expenses-Class B (a)	N/A
Shareholder servicing costs-Class A	110,003
Shareholder servicing costs-Class B (a)	N/A
Shareholder servicing costs-Advisor Class	145,670
Shareholder servicing costs-Institutional Class	7,362
Professional fees	23,139
Custodian fees	57,919
Registration fees	46,560
Reports to shareholders	33,474
Trustees’ fees	15,515
Other expenses	15,000
Total expenses	1,845,560
Less: Expenses (waived and/or assumed) repaid to advisor (Note 3)	59,757
Expenses paid indirectly (Note 1G)	(1,030)
Net expenses	1,904,287
Net investment income	8,274,311

Realized and Unrealized Gain (Loss) on Investments and Foreign Exchange Contracts (Notes 2 and 5):
Net realized loss on:
Investments	(231,419)
Foreign exchange contracts	—
Net realized loss on investments and foreign currency transactions	(231,419)
Net unrealized appreciation (depreciation) on:
Investments	(2,650,231)
Foreign exchange contracts	—
Net unrealized appreciation (depreciation) on investments and Foreign exchange contracts	(2,650,231)
Net gain (loss) on investments and foreign currency transactions	(2,881,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,392,661

(a)	All Class B shares were converted into Class A on June 14, 2019.
(b)	Net of $52,920 foreign taxes withheld

See notes to financial statements

FUND FOR INCOME	GOVERNMENT CASH MANAGEMENT	INTERNATIONAL OPPORTUNITIES BOND

$35,078,464	$3,972,706	$5,867,822 (b)

4,303,509	857,145	1,021,590
1,373,366	—	134,753
10,976	776	N/A
763,924	517,139	99,797
5,974	339	N/A
128,335	N/A	135,776
11,161	—	4,457
83,254	7,434	27,939
23,015	12,306	70,742
52,484	15,235	41,272
62,561	27,047	32,370
43,468	12,535	10,232
97,141	14,757	56,167
6,959,168	1,464,713	1,635,095
(106,648)	(430,911)	(54,020)
—	(4,406)	(1,286)
6,852,520	1,029,396	1,579,789
28,225,944	2,943,310	4,288,033

(554,649)	—	(3,682,631)
—	—	(3,529,943)
(554,649)	—	(7,212,574)

5,012,920	—	2,690,454
—	—	(796,780)
5,012,920	—	1,893,674
4,458,271	—	(5,318,900)
$32,684,215	$2,943,310	$(1,030,867)

Statements of Operations

FIRST INVESTORS INCOME FUNDS

Year Ended September 30, 2019

INVESTMENT GRADE
Investment Income
Interest	$21,325,214
Dividends from affiliate (Note 2)	—
Total income	21,325,214
Expenses (Notes 1 and 3):
Advisory fees	3,589,935
Distribution plan expenses-Class A	1,053,949
Distribution plan expenses-Class B (a)	9,960
Shareholder servicing costs-Class A	587,763
Shareholder servicing costs-Class B (a)	2,556
Shareholder servicing costs-Advisor Class	162,652
Shareholder servicing costs-Institutional Class	6,617
Professional fees	91,567
Custodian fees	26,448
Registration fees	73,620
Reports to shareholders	62,431
Trustees’ fees	41,062
Other expenses	70,586
Total expenses	5,779,146
Less: Expenses waived and/or assumed (Note 3)	(449,311)
Expenses paid indirectly (Note 1G)	(13,841)
Net expenses	5,315,994
Net investment income	16,009,220

Realized and Unrealized Gain (Loss) on Investments and Affiliate (Notes 2 and 5):
Net realized gain (loss) on:
Investments	9,505,082
Affiliate	—
Net realized gain (loss) on investments and affiliate	9,505,082
Net unrealized appreciation (depreciation) on:
Investments	35,715,910
Affiliate	—
Net unrealized appreciation on investments and affiliate	35,715,910
Net gain on investments and affiliate	45,220,992
Net Increase in Net Assets Resulting from Operations	$61,230,212

(a)	All Class B shares were converted into Class A on June 14, 2019.

See notes to financial statements

LIMITED DURATION BOND	STRATEGIC INCOME

$10,307,836	$334,121
—	5,216,412
10,307,836	5,550,533

1,406,002	73,504
654,389	402,454
N/A	N/A
422,910	197,059
N/A	N/A
125,690	421
10,447	N/A
104,920	51,134
33,260	13,121
87,457	37,172
60,733	16,204
25,134	10,728
96,308	7,958
3,027,250	809,755
(659,118)	(24,157)
(6,237)	(3,719)
2,361,895	781,879
7,945,941	4,768,654

490,159	(92,831)
—	(858,002)
490,159	(950,833)

7,076,563	372,276
—	2,490,234
7,076,563	2,862,510
7,566,722	1,911,677
$15,512,663	$6,680,331

Statements of Operations

FIRST INVESTORS EQUITY FUNDS

Year Ended September 30, 2019

COVERED CALL STRATEGY
Investment Income
Dividends	$7,543,121
Interest	—
Total income	7,543,121
Expenses (Notes 1 and 3):
Advisory fees	2,497,132
Distribution plan expenses-Class A	558,458
Distribution plan expenses-Class B (a)	N/A
Shareholder servicing costs-Class A	384,901
Shareholder servicing costs-Class B (a)	N/A
Shareholder servicing costs-Advisor Class	91,058
Shareholder servicing costs-Institutional Class	730
Professional fees	36,318
Custodian fees	12,445
Registration fees	64,726
Reports to shareholders	38,658
Trustees’ fees	23,030
Other expenses	17,391
Total expenses	3,724,847
Less: Expenses (waived and/or assumed) repaid to advisor (Note 3)	76,322
Expenses paid indirectly (Note 1G)	(8,058)
Net expenses	3,793,111
Net investment income	3,750,010

Realized and Unrealized Gain (Loss) on Investments, Options and Futures Contracts, and Foreign Exchange Contracts (Note 2 and 5):
Net realized gain (loss) on:
Investments	(6,025,127)
Options contracts	(6,548,114)
Futures contracts	—
Foreign exchange contracts	—
Net realized gain (loss) on investments, options and futures contracts, and foreign exchange contracts	(12,573,241)
Net unrealized appreciation (depreciation) on:
Investments	12,128,871
Options contracts	(3,264,321)
Futures contracts	—
Foreign exchange contracts	—
Net unrealized appreciation (depreciation) on investments, options and futures contracts, and foreign exchange contracts	8,864,550
Net gain (loss) on investments, options and futures contracts, and foreign exchange contracts	(3,708,691)
Net Increase (Decrease) in Net Assets Resulting from Operations	$41,319

(a)	All Class B shares were converted into Class A shares on June 14, 2019.
(b)	Net of $56,032 foreign taxes withheld
(c)	Net of $408,231 foreign taxes withheld
(d)	Net of $180,745 foreign taxes withheld
(e)	Net of $22,839 foreign taxes withheld

See notes to financial statements

EQUITY INCOME	GLOBAL	GROWTH & INCOME	HEDGED U.S. EQUITY OPPORTUNITIES

$14,763,202 (b)	$11,187,703 (c)	$39,550,977 (d)	$3,271,933 (e)
434,838	164,325	1,416,593	—
15,198,040	11,352,028	40,967,570	3,271,933

4,010,000	5,384,673	11,233,686	2,171,686
1,359,128	969,640	4,130,019	186,123
15,842	13,779	71,856	N/A
668,862	582,884	2,042,486	121,125
3,378	2,612	15,363	N/A
32,690	196,576	146,302	167,804
608	908	2,409	156
55,507	69,645	141,351	24,211
17,825	43,806	29,652	67,803
60,932	56,724	50,445	62,725
46,624	62,546	117,399	30,691
40,555	42,554	121,014	14,545
22,714	64,425	73,651	54,590
6,334,665	7,490,772	18,175,633	2,901,459
—	(94,872)	—	86,400
(16,471)	(11,758)	(49,403)	(4,495)
6,318,194	7,384,142	18,126,230	2,983,364
8,879,846	3,967,886	22,841,340	288,569

33,645,994	(6,471,772)	191,174,591	13,294,135
167,018	—	241,845	(1,219,543)
—	—	—	364,036
—	(416,670)	—	79,013
33,813,012	(6,888,442)	191,416,436	12,517,641

(38,030,962)	(4,934,221)	(189,978,012)	2,543,951
—	—	—	326,178
—	—	—	324,875
—	(32,865)	—	15,975
(38,030,962)	(4,967,086)	(189,978,012)	3,210,979
(4,217,950)	(11,855,528)	1,438,424	15,728,620
$4,661,896	$(7,887,642)	$24,279,764	$16,017,189

Statements of Operations

FIRST INVESTORS EQUITY FUNDS

Year Ended September 30, 2019

INTERNATIONAL
Investment Income
Dividends	$6,617,043 (f)
Interest	198,411
Total income	6,815,454
Expenses (Notes 1 and 3):
Advisory fees	3,953,167
Distribution plan expenses-Class A	685,363
Distribution plan expenses-Class B (a)	7,569
Shareholder servicing costs-Class A	527,376
Shareholder servicing costs-Class B (a)	2,370
Shareholder servicing costs-Advisor Class	174,766
Shareholder servicing costs-Institutional Class	787
Professional fees	38,286
Custodian fees	95,691
Registration fees	70,175
Reports to shareholders	48,944
Trustees’ fees	29,339
Other expenses	45,902
Total expenses	5,679,735
Less: Expenses waived and/or assumed (Note 3)	—
Expenses paid indirectly (Note 1G)	(1,777)
Net expenses	5,677,958
Net investment income	1,137,496

Realized and Unrealized Gain (Loss) on Investments, Options Contracts and Foreign Exchange Contracts (Note 2):
Net realized gain (loss) on:
Investments	21,958,806
Options contracts	—
Foreign exchange contracts	(309,025)
Net realized gain on investments, options contracts and foreign exchange contracts	21,649,781
Net unrealized appreciation (depreciation) of:
Investments	6,777,677
Options contracts	—
Foreign exchange contracts	(15,793)
Net unrealized appreciation (depreciation) of investments, options contracts and foreign exchange contracts	6,761,884
Net gain (loss) on investments, options contracts and foreign exchange contracts	28,411,665
Net Increase (Decrease) in Net Assets Resulting from Operations	$29,549,161

(a)	All Class B shares were converted into Class A shares on June 14, 2019.
(f)	Net of $910,738 foreign taxes withheld
(g)	Net of $107,491 foreign taxes withheld
(h)	Net of $2,895 foreign taxes withheld
(i)	Net of $49,807 foreign taxes withheld

See notes to financial statements

OPPORTUNITY	PREMIUM INCOME	SELECT GROWTH	SPECIAL SITUATIONS	TOTAL RETURN

$15,306,983 (g)	$3,453,613	$9,453,944	$9,909,778 (h)	$10,376,403 (i)
441,012	—	210,805	261,337	12,555,190
15,747,995	3,453,613	9,664,749	10,171,115	22,931,593

7,336,688	911,457	5,162,745	4,841,866	6,017,346
2,547,888	143,456	1,471,857	1,395,372	2,272,494
37,218	N/A	17,613	15,219	38,214
1,603,688	83,770	822,095	919,650	1,155,023
8,997	N/A	2,797	4,354	7,000
174,251	88,998	207,453	161,597	1,104
1,276	467	1,801	2,271	9,908
81,380	21,537	62,189	63,159	171,966
30,257	8,234	23,426	20,550	25,484
23,555	82,107	58,881	63,409	10,000
104,525	25,481	59,220	71,652	72,008
77,460	8,323	52,935	45,778	63,088
58,953	24,605	49,103	38,663	78,378
12,086,136	1,398,435	7,992,115	7,643,540	9,922,013
—	(58,291)	(69,729)	—	—
(31,441)	(3,432)	(18,109)	(18,618)	(25,750)
12,054,695	1,336,712	7,904,277	7,624,922	9,896,263
3,693,300	2,116,901	1,760,472	2,546,193	13,035,330

107,728,650	1,163,859	59,410,250	37,166,502	55,471,198
—	2,288,508	—	—	—
—	—	—	—	—
107,728,650	3,452,367	59,410,250	37,166,502	55,471,198

(108,217,293)	539,826	(106,507,568)	(110,118,154)	(31,701,223)
—	(2,668,324)	—	—	—
—	—	—	—	—
(108,217,293)	(2,128,498)	(106,507,568)	(110,118,154)	(31,701,223)
(488,643)	1,323,869	(47,097,318)	(72,951,652)	23,769,975
$3,204,657	$3,440,770	$(45,336,846)	$(70,405,459)	$36,805,305

Statements of Changes in Net Assets

FIRST INVESTORS INCOME FUNDS

	FLOATING RATE
Year Ended September 30	2019	2018
Increase (Decrease) in Net Assets From Operations
Net investment income	$8,274,311	$7,145,470
Net realized gain (loss) on investments and foreign currency transactions	(231,419)	691,427
Net unrealized appreciation (depreciation) of investments and foreign exchange contracts	(2,650,231)	366,130
Net increase (decrease) in net assets resulting from operations	5,392,661	8,203,027

Distribution to Shareholders[1]
Class A	(2,770,276)	(2,208,169)
Class B	N/A	N/A
Advisor Class	(4,436,212)	(4,156,168)
Institutional Class	(1,069,434)	(967,368)
Total distributions	(8,275,922)	(7,331,705)

Share Transactions
Class A:
Proceeds from shares sold	19,796,406	17,357,693
Reinvestment of distributions	2,621,576	2,103,112
Cost of shares redeemed	(25,931,302)	(17,921,450)
Shares issued in conversion (a)	N/A	—
	(3,513,320)	1,539,355
Class B:
Proceeds from shares sold	N/A	N/A
Reinvestment of distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Shares converted to Class A (a)	N/A	N/A
	N/A	N/A
Advisor Class:
Proceeds from shares sold	55,959,610	61,262,253
Reinvestment of distributions	4,303,144	4,032,114
Cost of shares redeemed	(162,934,169)	(19,959,407)
	(102,671,415)	45,334,960
Institutional Class
Proceeds from shares sold	3,204,376	12,262,644
Reinvestment of distributions	30,284	30,703
Cost of shares redeemed	(34,376,234)	(1,657,595)
	(31,141,574)	10,635,752
Net increase (decrease) from share transactions	(137,326,309)	57,510,067
Net increase (decrease) in net assets	(140,209,570)	58,381,389

Net Assets
Beginning of year	245,385,003	187,003,614
End of year[2]	$105,175,433	$245,385,003

[1]	The S.E.C. eliminated the requirement to disclose components of distributions paid to shareholders in September 2018. The distributions for the year ended 2018 were all from net investment income.
[2]

The S.E.C. eliminated the requirement to disclose undistributed net investment income in September 2018. For the year ended September 30, 2018 net assets included undistributed net investment income (deficit) of $(39,540), $(2,879,872), $0 and $(880,816), respectively on the Floating Rate, Fund For Income, Government Cash Management and International Opportunities Bond Funds.

(a)	All Class B shares were converted into Class A on June 14, 2019.

See notes to financial statements

FUND FOR INCOME		GOVERNMENT CASH MANAGEMENT		INTERNATIONAL OPPORTUNITIES BOND
2019	2018	2019	2018	2019	2018

$28,225,944	$31,116,677	$2,943,310	$1,351,094	$4,288,033	$3,960,014
(554,649)	2,892,551	—	—	(7,212,574)	(2,315,047)
5,012,920	(22,306,970)	—	—	1,893,674	(8,484,204)
32,684,215	11,702,258	2,943,310	1,351,094	(1,030,867)	(6,839,237)

(26,190,928)	(27,698,833)	(2,942,231)	(1,328,144)	(928,347)	(1,886,224)
(49,755)	(85,725)	(1,061)	(163)	N/A	N/A
(2,944,295)	(4,671,312)	N/A	N/A	(1,600,584)	(2,402,791)
(2,093,656)	(2,952,485)	(18)	(22,787)	(219,517)	(271,216)
(31,278,634)	(35,408,355)	(2,943,310)	(1,351,094)	(2,748,448)	(4,560,231)

31,095,455	35,731,994	243,798,173	270,861,015	4,177,875	11,126,773
22,732,227	23,989,477	2,848,143	1,284,209	888,921	1,808,009
(102,791,798)	(89,758,885)	(231,576,163)	(245,529,644)	(15,079,450)	(14,137,804)
1,493,683	—	139,584	—	N/A	—
(47,470,433)	(30,037,414)	15,209,737	26,615,580	(10,012,654)	(1,203,022)

104,665	126,756	119,589	85,114	N/A	N/A
41,153	67,913	1,039	163	N/A	N/A
(423,513)	(695,133)	(82,463)	(144,650)	N/A	N/A
(1,493,683)	—	(139,584)	—	N/A	N/A
(1,771,378)	(500,464)	(101,419)	(59,373)	N/A	N/A

44,665,685	39,762,430	N/A	N/A	36,535,536	37,576,303
2,736,588	4,509,257	N/A	N/A	1,596,425	1,992,072
(99,019,284)	(34,950,872)	N/A	N/A	(72,895,176)	(14,261,300)
(51,617,011)	9,320,815	N/A	N/A	(34,763,215)	25,307,075

18,118,700	11,973,731	—	1,640,026	9,908,986	5,921,591
167,967	324,515	18	20,317	8,115	20,279
(15,224,537)	(55,406,840)	—	(4,053,823)	(5,632,160)	(3,839,839)
3,062,130	(43,108,594)	18	(2,393,480)	4,284,941	2,102,031
(97,796,692)	(64,325,657)	15,108,336	24,162,727	(40,490,928)	26,206,084
(96,391,111)	(88,031,754)	15,108,336	24,162,727	(44,270,243)	14,806,616

639,142,120	727,173,874	153,797,415	129,634,688	151,419,080	136,612,464
$542,751,009	$639,142,120	$168,905,751	$153,797,415	$107,148,837	$151,419,080

Statements of Changes in Net Assets

FIRST INVESTORS INCOME FUNDS

	FLOATING RATE
Year Ended September 30	2019	2018
Shares Issued and Redeemed
Class A:
Sold	2,065,800	1,791,647
Issued for distributions reinvested	274,136	217,095
Redeemed	(2,704,754)	(1,850,470)
Issued in conversion (a)	N/A	N/A
Net increase (decrease) in Class A shares outstanding	(364,818)	158,272

Class B:
Sold	N/A	N/A
Issued for distributions reinvested	N/A	N/A
Redeemed	N/A	N/A
Converted to Class A (a)	N/A	N/A
Net decrease in Class B shares outstanding	N/A	N/A

Advisor Class:
Sold	5,835,139	6,320,958
Issued for distributions reinvested	450,372	415,961
Redeemed	(16,951,823)	(2,058,862)
Net increase (decrease) in Advisor Class shares outstanding	(10,666,312)	4,678,057

Institutional Class:
Sold	334,873	1,264,275
Issued for distributions reinvested	3,167	3,169
Redeemed	(3,582,801)	(171,044)
Net increase (decrease) in Institutional Class shares outstanding	(3,244,761)	1,096,400

(a)	All Class B shares were converted into Class A on June 14, 2019.

See notes to financial statements

FUND FOR INCOME		GOVERNMENT CASH MANAGEMENT		INTERNATIONAL OPPORTUNITIES BOND
2019	2018	2019	2018	2019	2018

12,862,176	14,449,467	243,798,173	270,861,015	485,499	1,202,274
9,418,798	9,735,758	2,848,143	1,284,209	105,950	194,863
(42,476,056)	(36,347,934)	(231,576,163)	(245,529,644)	(1,748,393)	(1,541,669)
614,684	—	139,584	—	N/A	N/A
(19,580,398)	(12,162,709)	15,209,737	26,615,580	(1,156,944)	(144,532)

44,612	51,091	119,589	85,114	N/A	N/A
17,139	27,480	1,039	163	N/A	N/A
(177,501)	(279,926)	(82,463)	(144,650)	N/A	N/A
(614,684)	—	(139,584)	—	N/A	N/A
(730,434)	(201,355)	(101,419)	(59,373)	N/A	N/A

18,487,987	16,125,451	N/A	N/A	4,176,296	4,081,995
1,141,753	1,833,501	N/A	N/A	188,480	212,335
(40,822,238)	(14,292,625)	N/A	N/A	(8,430,675)	(1,560,329)
(21,192,498)	3,666,327	N/A	N/A	(4,065,899)	2,734,001

7,440,769	4,841,690	—	1,640,026	1,130,170	629,288
69,202	130,520	18	20,317	948	2,165
(6,284,488)	(22,365,155)	—	(4,053,823)	(641,884)	(428,971)
1,225,483	(17,392,945)	18	(2,393,480)	489,234	202,482

Statements of Changes in Net Assets

FIRST INVESTORS INCOME FUNDS

	INVESTMENT GRADE
Year Ended September 30	2019	2018
Increase (Decrease) in Net Assets From Operations
Net investment income	$16,009,220	$17,925,632
Net realized gain (loss) on investments	9,505,082	(1,645,013)
Net unrealized appreciation (depreciation) of investments	35,715,910	(26,239,627)
Net unrealized depreciation of affiliate (Note 2)	—	—
Net increase in net assets resulting from operations	61,230,212	(9,959,008)

Distribution to Shareholders[1]
Class A	(13,019,432)	(15,179,813)
Class B	(26,417)	(45,111)
Advisor Class	(5,307,664)	(5,965,579)
Institutional Class	(829,881)	(970,661)
Total distributions	(19,183,394)	(22,161,164)

Share Transactions
Class A:
Proceeds from shares sold	34,755,165	42,681,411
Reinvestment of distributions	12,267,106	14,260,185
Cost of shares redeemed	(116,043,630)	(96,469,770)
Shares issued from merger (Note 9)	—	—
Shares issued in conversion (a)	1,406,515	—
	(67,614,844)	(39,528,174)
Class B:
Proceeds from shares sold	103,617	188,297
Reinvestment of distributions	26,215	44,209
Cost of shares redeemed	(263,874)	(847,464)
Shares converted to Class A (a)	(1,406,515)	—
	(1,540,557)	(614,958)
Advisor Class:
Proceeds from shares sold	37,872,470	67,872,202
Reinvestment of distributions	5,266,597	5,728,814
Cost of shares redeemed	(221,815,011)	(21,719,878)
Shares issued from merger (Note 9)	—	—
	(178,675,944)	51,881,138
Institutional Class
Proceeds from shares sold	4,059,470	4,522,217
Reinvestment of distributions	53,717	69,351
Cost of shares redeemed	(6,770,284)	(5,422,878)
Shares issued from merger (Note 9)	—	—
	(2,657,097)	(831,310)
Net increase (decrease) from share transactions	(250,488,442)	10,906,696
Net increase (decrease) in net assets	(208,441,624)	(21,213,476)
Net Assets
Beginning of year	606,408,343	627,621,819
End of year[2]	$397,966,719	$606,408,343

[1]	The S.E.C. eliminated the requirement to disclose components of distributions paid to shareholders in September 2018. The distributions for the year ended 2018 were all from net investment income.
[2]

The S.E.C. eliminated the requirement to disclose undistributed net investment income in September 2018. For the year ended September 30, 2018 net assets included undistributed net investment income (deficit) of $(11,310,857), $(2,914,002) and $69,208, respectively on the Investment Grade, Limited Duration Bond and Strategic Income Funds.

(a)	All Class B shares were converted into Class A on June 14, 2019.

See notes to financial statements

LIMITED DURATION BOND		STRATEGIC INCOME
2019	2018	2019	2018

$7,945,941	$275,664	$4,768,654	$5,380,029
490,159	(397,136)	(950,833)	(1,108,887)
7,076,563	(185,198)	2,862,510	(85,116)
—	—	—	(4,391,296)
15,512,663	(306,670)	6,680,331	(205,270)

(6,578,036)	(1,772,750)	(4,796,353)	(5,462,343)
N/A	N/A	N/A	N/A
(2,085,773)	(1,003,221)	(26,638)	(29,421)
(1,128,359)	(1,078,886)	N/A	N/A
(9,792,168)	(3,854,857)	(4,822,991)	(5,491,764)

37,598,776	20,386,749	19,197,484	25,716,213
6,298,169	1,726,388	4,582,076	5,225,611
(74,562,975)	(21,855,129)	(40,650,338)	(35,879,785)
—	186,810,690	—	—
N/A	—	N/A	—
(30,666,030)	187,068,698	(16,870,778)	(4,937,961)

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A

176,696,611	10,192,449	457,470	276,262
2,061,691	971,339	26,041	28,321
(159,637,535)	(6,712,312)	(688,192)	(482,278)
—	485,702	—	—
19,120,767	4,937,178	(204,681)	(177,695)

35,842,234	18,363,649	N/A	N/A
21,676	6,137	N/A	N/A
(27,257,693)	(19,537,354)	N/A	N/A
—	1,024	N/A	N/A
8,606,217	(1,166,544)	N/A	N/A
(2,939,046)	190,839,332	(17,075,459)	(5,115,656)
2,781,449	186,677,805	(15,218,119)	(10,812,690)

322,221,978	135,544,173	152,939,302	163,751,992
$325,003,427	$322,221,978	$137,721,183	$152,939,302

Statements of Changes in Net Assets

FIRST INVESTORS INCOME FUNDS

	INVESTMENT GRADE
Year Ended September 30	2019	2018
Shares Issued and Redeemed
Class A:
Sold	3,682,672	4,532,773
Issued for distributions reinvested	1,301,394	1,521,041
Redeemed	(12,223,963)	(10,297,688)
Issued from merger (Note 9)	—	—
Issued in conversion (a)	146,512	—
Net increase (decrease) in Class A shares outstanding	(7,093,385)	(4,243,874)

Class B:
Sold	11,272	19,966
Issued for distributions reinvested	2,845	4,735
Redeemed	(28,637)	(90,020)
Converted to Class A (a)	(147,125)	—
Net decrease in Class B shares outstanding	(161,645)	(65,319)

Advisor Class:
Sold	4,017,946	7,214,671
Issued for distributions reinvested	562,605	609,298
Redeemed	(22,966,280)	(2,317,779)
Issued from merger (Note 9)	—	—
Net increase (decrease) in Advisor Class shares outstanding	(18,385,729)	5,506,190

Institutional Class:
Sold	430,263	469,939
Issued for distributions reinvested	5,680	7,379
Redeemed	(724,416)	(568,845)
Issued from merger (Note 9)	—	—
Net increase (decrease) in Institutional Class shares outstanding	(288,473)	(91,527)

(a)	All Class B shares were converted into Class A on June 14, 2019.

See notes to financial statements

LIMITED DURATION BOND		STRATEGIC INCOME
2019	2018	2019	2018

4,079,233	2,201,214	2,087,007	2,751,301
682,501	186,493	498,900	559,375
(8,074,919)	(2,359,440)	(4,409,875)	(3,850,452)
—	20,370,413	—	—
N/A	N/A	N/A	N/A
(3,313,185)	20,398,680	(1,823,968)	(539,776)

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A

19,055,875	1,094,702	49,781	29,671
222,074	104,635	2,842	3,038
(17,117,131)	(722,594)	(74,483)	(51,305)
—	52,807	—	—
2,160,818	529,550	(21,860)	(18,596)

3,860,217	1,982,606	N/A	N/A
2,338	660	N/A	N/A
(2,948,547)	(2,084,636)	N/A	N/A
—	111	N/A	N/A
914,008	(101,259)	N/A	N/A

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	COVERED CALL STRATEGY
Year Ended September 30	2019	2018
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$3,750,010	$3,655,040
Net realized gain (loss) on investments, options contracts and foreign exchange contracts	(12,573,241)	(11,113,260)
Net unrealized appreciation (depreciation) of investments, options contracts, and foreign exchange contracts	8,864,550	28,590,946
Net increase (decrease) in net assets resulting from operations	41,319	21,132,726

Distributions to Shareholders[1]
Class A	(2,445,494)
Class B	N/A
Advisor Class	(1,174,712)
Institutional Class	(33,338)
Total distributions	(3,653,544)

Net investment income-Class A		(1,952,791)
Net investment income-Class B		N/A
Net investment income-Advisor Class		(1,622,620)
Net investment income-Institutional Class		(70,317)
Net realized gains-Class A		—
Net realized gains-Class B		N/A
Net realized gains-Advisor Class		—
Net realized gains-Institutional Class		—
Total distributions		(3,645,728)

Share Transactions
Class A:
Proceeds from shares sold	44,574,129	94,094,747
Reinvestment of distributions	2,403,312	1,920,181
Cost of shares redeemed	(71,836,104)	(37,816,465)
Shares issued in conversion (a)	N/A	—
	(24,858,663)	58,198,463
Class B:
Proceeds from shares sold	N/A	N/A
Reinvestment of distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Shares converted to Class A (a)	N/A	N/A
	N/A	N/A
Advisor Class
Proceeds from shares sold	55,309,828	78,790,539
Reinvestment of distributions	1,083,507	1,471,618
Cost of shares redeemed	(101,320,736)	(80,989,357)
	(44,927,401)	(727,200)
Institutional Class
Proceeds from shares sold	307,194	4,814,072
Reinvestment of distributions	33,020	53,560
Cost of shares redeemed	(1,727,818)	(9,324,730)
	(1,387,604)	(4,457,098)
Net increase (decrease) from share transactions	(71,173,668)	53,014,165
Net increase (decrease) in net assets	(74,785,893)	70,501,163

[1]	The S.E.C. eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
(a)	All Class B shares were converted into Class A shares on June 14, 2019.

See notes to financial statements

EQUITY INCOME		GLOBAL		GROWTH & INCOME
2019	2018	2019	2018	2019	2018

$8,879,846	$15,912,426	$3,967,886	$(95,148)	$22,841,340	$20,857,373
33,813,012	66,166,488	(6,888,442)	76,449,694	191,416,436	251,442,108
(38,030,962)	(28,255,152)	(4,967,086)	(14,156,614)	(189,978,012)	(88,486,835)
4,661,896	53,823,762	(7,887,642)	62,197,932	24,279,764	183,812,646

(67,899,359)		(43,940,031)		(285,704,754)
(286,459)		(324,786)		(2,023,413)
(9,736,043)		(25,969,559)		(25,839,515)
(284,978)		(407,474)		(1,676,586)
(78,206,839)		(70,641,850)		(315,244,268)

	(8,670,001)		(1,904,849)		(22,103,552)
	(25,598)		(11,555)		(49,489)
	(1,505,409)		(1,156,269)		(2,741,388)
	(45,395)		(22,952)		(192,263)
	(18,700,796)		(27,517,933)		(66,425,749)
	(94,816)		(225,878)		(577,823)
	(2,533,033)		(14,205,335)		(6,908,711)
	(76,275)		(273,391)		(435,766)
	(31,651,323)		(45,318,162)		(99,434,741)

39,233,964	44,822,381	25,951,227	34,440,747	95,233,130	105,256,985
66,810,971	27,012,430	43,193,288	29,037,446	282,926,826	87,791,227
(124,019,685)	(110,386,174)	(68,689,497)	(59,239,612)	(313,279,311)	(292,506,030)
2,122,225	—	1,867,835	—	9,465,453	—
(15,852,525)	(38,551,363)	2,322,853	4,238,581	74,346,098	(99,457,818)

93,212	201,399	77,755	219,425	320,127	1,021,175
286,459	120,221	324,786	237,434	2,019,655	624,919
(464,378)	(855,935)	(398,084)	(785,500)	(2,518,784)	(4,493,704)
(2,122,225)	—	(1,867,835)	—	(9,465,453)	—
(2,206,932)	(534,315)	(1,863,378)	(328,641)	(9,644,455)	(2,847,610)

9,803,002	28,883,060	118,947,331	71,565,214	92,583,930	52,008,514
9,664,501	3,361,847	25,895,633	14,647,751	25,657,982	9,135,941
(86,468,280)	(26,068,634)	(271,864,556)	(56,286,039)	(215,436,743)	(91,647,543)
(67,000,777)	6,176,273	(127,021,592)	29,926,926	(97,194,831)	(30,503,088)

1,785,192	1,347,183	357,949	572,083	709,788	887,827
284,977	121,670	407,474	296,343	1,676,586	628,029
(2,892,185)	(1,209,375)	(2,717,006)	(383,485)	(6,215,502)	(1,802,340)
(822,016)	259,478	(1,951,583)	484,941	(3,829,128)	(286,484)
(85,882,250)	(32,649,927)	(128,513,700)	34,321,807	(36,322,316)	(133,095,000)
(159,427,193)	(10,477,488)	(207,043,192)	51,201,577	(327,286,820)	(48,717,095)

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	COVERED CALL STRATEGY
Year Ended September 30	2019	2018
Net Assets
Beginning of year	$354,291,070	$283,789,907
End of year[2]	$279,505,177	$354,291,070

Shares Issued and Redeemed
Class A:
Sold	3,985,940	8,228,315
Issued for distributions reinvested	218,650	168,270
Redeemed	(6,306,714)	(3,301,288)
Issued in conversion (a)	N/A	N/A
Net increase (decrease) in Class A shares outstanding	(2,102,124)	5,095,297

Class B:
Sold	N/A	N/A
Issued for distributions reinvested	N/A	N/A
Redeemed	N/A	N/A
Converted to Class A (a)	N/A	N/A
Net decrease in Class B shares outstanding	N/A	N/A

Advisor Class
Sold	4,880,542	6,898,774
Issued for distributions reinvested	99,537	129,933
Redeemed	(9,039,296)	(7,147,405)
Net increase (decrease) in Advisor Class shares outstanding	(4,059,217)	(118,698)

Institutional Class:
Sold	28,045	414,848
Issued for distributions reinvested	3,036	4,796
Redeemed	(153,194)	(827,929)
Net increase (decrease) in Institutional Class shares outstanding	(122,113)	(408,285)

[2]

The S.E.C. eliminated the requirement to disclose undistributed net investment income in September 2018. For the year ended September 30, 2018 net assets included undistributed net investment income (deficit) of $41,035, $5,660,088, $(426,580) and $147,252, respectively on the Covered Call Strategy, Equity Income, Global and Growth & Income Funds.

(a)	All Class B shares were converted into Class A shares on June 14, 2019.

See notes to financial statements

EQUITY INCOME		GLOBAL		GROWTH & INCOME
2019	2018	2019	2018	2019	2018

$631,257,305	$641,734,793	$628,658,668	$577,457,091	$1,818,873,466	$1,867,590,561
$471,830,112	$631,257,305	$421,615,476	$628,658,668	$1,491,586,646	$1,818,873,466

4,093,224	4,119,724	3,505,101	3,964,795	4,806,672	4,423,019
7,811,540	2,490,655	6,812,821	3,469,229	16,609,882	3,692,262
(12,957,709)	(10,148,853)	(9,301,139)	(6,828,948)	(15,851,008)	(12,290,013)
225,289	—	256,571	—	492,479	—
(827,656)	(3,538,474)	1,273,354	605,076	6,058,025	(4,174,732)

9,779	18,977	13,695	32,543	16,927	46,327
34,733	11,300	69,696	36,528	131,250	28,301
(49,821)	(80,753)	(72,371)	(116,586)	(137,042)	(204,976)
(231,179)	—	(350,438)	—	(542,744)	—
(236,488)	(50,476)	(339,418)	(47,515)	(531,609)	(130,348)

1,007,631	2,642,494	15,755,958	8,059,994	4,759,495	2,169,824
1,129,571	308,539	3,965,640	1,711,186	1,493,783	381,959
(9,157,830)	(2,396,645)	(35,292,779)	(6,358,513)	(10,952,002)	(3,879,094)
(7,020,628)	554,388	(15,571,181)	3,412,667	(4,698,724)	(1,327,311)

170,775	123,985	46,725	64,095	35,949	37,066
33,369	11,208	61,926	34,458	97,916	26,328
(283,093)	(114,962)	(345,679)	(42,873)	(304,391)	(75,271)
(78,949)	20,231	(237,028)	55,680	(170,526)	(11,877)

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	HEDGED U.S. EQUITY OPPORTUNITIES
Year Ended September 30	2019	2018
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$288,569	$(23,541)
Net realized gain (loss) on investments, options and futures contracts, and foreign exchange contracts	12,517,641	1,451,960
Net unrealized appreciation (depreciation) of investments, options and futures contracts, and foreign exchange contracts	3,210,979	11,112,390
Net increase in net assets resulting from operations	16,017,189	12,540,809

Distributions to Shareholders[1]
Class A	(1,268,295)
Class B	N/A
Advisor Class	(1,748,223)
Institutional Class	(9,534)
	(3,026,052)

Net investment income-Class A		—
Net investment income-Class B		N/A
Net investment income-Advisor Class		—
Net investment income-Institutional Class		—
Net realized gains-Class A		—
Net realized gains-Class B		N/A
Net realized gains-Advisor Class		—
Net realized gains-Institutional Class		—
Total distributions		—

Share Transactions
Class A:
Proceeds from shares sold	24,887,381	29,210,518
Reinvestment of distributions	1,255,237	—
Cost of shares redeemed	(18,330,956)	(12,110,889)
Shares issued in conversion (a)	N/A	—
	7,811,662	17,099,629
Class B:
Proceeds from shares sold	N/A	N/A
Reinvestment of distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Shares converted to Class A (a)	N/A	N/A
	N/A	N/A
Advisor Class:
Proceeds from shares sold	157,532,297	76,712,079
Reinvestment of distributions	1,740,439	—
Cost of shares redeemed	(218,918,208)	(22,597,701)
	(59,645,472)	54,114,378
Institutional Class
Proceeds from shares sold	254,983	276,139
Reinvestment of distributions	9,534	—
Cost of shares redeemed	(515,075)	(226,176)
	(250,558)	49,963
Net increase (decrease) from share transactions	(52,084,368)	71,263,970
Net increase (decrease) in net assets	(39,093,231)	83,804,779

[1]	The S.E.C. eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
(a)	All Class B shares were converted into Class A shares on June 14, 2019.

See notes to financial statements

INTERNATIONAL		OPPORTUNITY		PREMIUM INCOME
2019	2018	2019	2018	2019	2018

$1,137,496	$846,265	$3,693,300	$11,171,649	$2,116,901	$366,478
21,649,781	28,737,160	107,728,650	75,396,234	3,452,367	(375,632)
6,761,884	(23,085,239)	(108,217,293)	(14,746,162)	(2,128,498)	1,138,583
29,549,161	6,498,186	3,204,657	71,821,721	3,440,770	1,129,429

(16,053,838)		(89,968,893)		(2,048,419)
(72,818)		(687,500)		N/A
(8,663,047)		(13,689,378)		(2,126,770)
(183,424)		(437,316)		(20,972)
(24,973,127)		(104,783,087)		(4,196,161)

	(275,588)		(2,804,178)		(148,277)
	—		(14,370)		N/A
	(239,073)		(288,632)		(114,909)
	(7,737)		(22,342)		(84,004)
	—		(56,621,327)		—
	—		(518,174)		N/A
	—		(4,684,317)		—
	—		(323,573)		—
	(522,398)		(65,276,913)		(347,190)

29,586,000	58,126,902	80,865,931	103,692,905	32,786,671	44,677,901
15,918,971	273,396	89,198,488	59,060,707	2,001,143	143,012
(59,056,317)	(41,313,524)	(184,561,093)	(160,025,421)	(15,332,080)	(3,460,167)
1,047,200	—	4,981,232	—	N/A	—
(12,504,146)	17,086,774	(9,515,442)	2,728,191	19,455,734	41,360,746

34,643	126,139	202,837	551,389	N/A	N/A
72,635	—	684,857	530,291	N/A	N/A
(242,292)	(369,272)	(1,207,443)	(2,298,990)	N/A	N/A
(1,047,200)	—	(4,981,232)	—	N/A	N/A
(1,182,214)	(243,133)	(5,300,981)	(1,217,310)	N/A	N/A

138,845,397	52,322,028	25,710,508	80,413,897	77,670,239	35,759,296
8,630,971	222,902	13,608,679	4,553,410	2,001,731	108,996
(86,942,993)	(29,315,834)	(163,748,110)	(18,910,762)	(45,830,176)	(1,946,404)
60,533,375	23,229,096	(124,428,923)	66,056,545	33,841,794	33,921,888

333,252	896,876	652,202	1,044,609	27,464	16,026,765
183,425	7,737	437,316	345,915	15,731	20,648
(2,625,255)	(737,330)	(4,052,940)	(1,339,746)	(3,618,214)	(12,377,267)
(2,108,578)	167,283	(2,963,422)	50,778	(3,575,019)	3,670,146
44,738,437	40,240,020	(142,208,768)	67,618,204	49,722,509	78,952,780
49,314,471	46,215,808	(243,787,198)	74,163,012	48,967,118	79,735,019

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	HEDGED U.S. EQUITY OPPORTUNITIES
Year Ended September 30	2019	2018
Net Assets
Beginning of year	$162,274,535	$78,469,756
End of year[2]	$123,181,304	$162,274,535

Shares Issued and Redeemed
Class A:
Sold	2,150,509	2,558,901
Issued for distributions reinvested	119,206	—
Redeemed	(1,540,989)	(1,057,699)
Issued in conversion (a)	N/A	N/A
Net increase (decrease) in Class A shares outstanding	728,726	1,501,202

Class B:
Sold	N/A	N/A
Issued for distributions reinvested	N/A	N/A
Redeemed	N/A	N/A
Converted to Class A (a)	N/A	N/A
Net decrease in Class B shares outstanding	N/A	N/A

Advisor Class:
Sold	13,176,303	6,763,670
Issued for distributions reinvested	164,038	—
Redeemed	(17,694,623)	(1,965,792)
Net increase (decrease) in Advisor Class shares outstanding	(4,354,282)	4,797,878

Institutional Class:
Sold	21,405	24,135
Issued for distributions reinvested	896	—
Redeemed	(42,838)	(19,944)
Net increase (decrease) in Institutional Class shares outstanding	(20,537)	4,191

[2]

The S.E.C. eliminated the requirement to disclose undistributed net investment income in September 2018. For the year ended September 30, 2018 net assets included undistributed net investment income (deficit) of $(4,522), $619,607, $10,465,942 and $19,288, respectively on the Hedged U.S. Equity Opportunities, International, Opportunity and Premium Income Funds.

(a)	All Class B shares were converted into Class A shares on June 14, 2019.

See notes to financial statements

INTERNATIONAL		OPPORTUNITY		PREMIUM INCOME
2019	2018	2019	2018	2019	2018

$401,058,728	$354,842,920	$1,171,789,115	$1,097,626,103	$79,735,019	$—
$450,373,199	$401,058,728	$928,001,917	$1,171,789,115	$128,702,137	$79,735,019

1,984,404	3,590,666	2,208,172	2,472,473	3,248,351	4,385,757
1,218,911	16,773	2,871,812	1,413,612	199,417	14,023
(3,907,855)	(2,553,601)	(5,017,572)	(3,815,117)	(1,512,611)	(338,239)
68,624	—	136,323	—	N/A	N/A
(635,916)	1,053,838	198,735	70,968	1,935,157	4,061,541

2,681	8,386	7,413	17,104	N/A	N/A
6,043	—	29,959	16,499	N/A	N/A
(17,747)	(24,704)	(44,269)	(71,493)	N/A	N/A
(74,800)	—	(185,936)	—	N/A	N/A
(83,823)	(16,318)	(192,833)	(37,890)	N/A	N/A

8,826,954	3,187,640	691,255	1,895,352	7,684,713	3,508,615
648,458	13,468	428,350	107,063	199,392	10,710
(5,518,155)	(1,782,051)	(4,336,855)	(439,869)	(4,532,696)	(190,244)
3,957,257	1,419,057	(3,217,250)	1,562,546	3,351,409	3,329,081

22,233	54,037	17,522	24,450	2,832	1,581,172
13,729	466	13,787	8,149	2,970	2,046
(168,329)	(44,299)	(106,041)	(31,085)	(382,162)	(1,201,695)
(132,367)	10,204	(74,732)	1,514	(376,360)	381,523

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH
Year Ended September 30	2019	2018
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,760,472	$150,706
Net realized gain on investments	59,410,250	36,073,320
Net unrealized appreciation (depreciation) of investments	(106,507,568)	98,924,921
Net increase (decrease) in net assets resulting from operations	(45,336,846)	135,148,947

Distributions to Shareholders[1]
Class A	(26,782,811)
Class B	(154,240)
Advisor Class	(9,136,425)
Institutional Class	(308,565)
	(36,382,041)

Net investment income-Class A		(239,159)
Net investment income-Class B		—
Net investment income-Advisor Class		(130,189)
Net investment income-Institutional Class		(8,316)
Net realized gains-Class A		(39,548,693)
Net realized gains-Class B		(318,093)
Net realized gains-Advisor Class		(7,349,893)
Net realized gains-Institutional Class		(445,150)
Total distributions		(48,039,493)

Share Transactions
Class A:
Proceeds from shares sold	89,725,264	104,868,480
Reinvestment of distributions	26,527,802	39,481,516
Cost of shares redeemed	(120,862,330)	(83,751,760)
Shares issued from merger (Note 9)	—	—
Shares issued in conversion (a)	2,274,251	—
	(2,335,013)	60,598,236
Class B:
Proceeds from shares sold	165,997	272,956
Reinvestment of distributions	150,066	310,573
Cost of shares redeemed	(688,182)	(1,051,710)
Shares converted to Class A (a)	(2,274,251)	—
	(2,646,370)	(468,181)
Advisor Class:
Proceeds from shares sold	118,768,769	129,714,140
Reinvestment of distributions	9,075,112	7,092,254
Cost of shares redeemed	(159,103,061)	(44,628,910)
Shares issued from merger (Note 9)	—	—
	(31,259,180)	92,177,484
Institutional Class
Proceeds from shares sold	1,197,203	2,115,173
Reinvestment of distributions	308,565	453,466
Cost of shares redeemed	(4,543,171)	(538,910)
	(3,037,403)	2,029,729
Net increase (decrease) from share transactions	(39,277,966)	154,337,268
Net increase (decrease) in net assets	(120,996,853)	241,446,722

[1]	The S.E.C. eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
(a)	All Class B shares were converted into Class A shares on June 14, 2019.

See notes to financial statements

SPECIAL SITUATIONS		TOTAL RETURN
2019	2018	2019	2018

$2,546,193	$1,131,375	$13,035,330	$14,170,068
37,166,502	82,755,122	55,471,198	63,414,992
(110,118,154)	(31,396,357)	(31,701,223)	(30,583,626)
(70,405,459)	52,490,140	36,805,305	47,001,434

(69,289,188)		(79,846,565)
(397,669)		(471,925)
(16,747,438)		(105,598)
(988,798)		(3,088,864)
(87,423,093)		(83,512,952)

	(223,805)		(15,396,814)
	—		(57,491)
	(152,568)		(21,110)
	(12,819)		(769,762)
	(15,226,717)		(15,297,108)
	(105,510)		(119,932)
	(3,496,476)		(17,418)
	(235,100)		(575,977)
	(19,452,995)		(32,255,612)

55,763,572	80,670,471	64,939,840	73,816,412
68,590,690	15,336,562	78,807,381	30,309,443
(104,992,077)	(90,637,765)	(192,814,710)	(156,488,239)
—	—	—	50,464,265
1,961,695	—	5,190,520	—
21,323,880	5,369,268	(43,876,969)	(1,898,119)

105,962	219,160	361,645	480,372
395,996	105,121	471,902	177,049
(467,854)	(864,654)	(1,228,424)	(1,645,557)
(1,961,695)	—	(5,190,520)	—
(1,927,591)	(540,373)	(5,585,397)	(988,136)

27,517,981	61,323,950	696,193	262,074
16,649,603	3,459,240	91,540	33,393
(142,584,431)	(51,953,688)	(568,268)	(357,281)
—	—	—	51,815
(98,416,847)	12,829,502	219,465	(9,999)

675,600	1,382,471	347,661	534,750
987,844	247,919	3,088,864	1,345,739
(5,468,146)	(1,205,420)	(34,529,019)	(1,426,515)
(3,804,702)	424,970	(31,092,494)	453,974
(82,825,260)	18,083,367	(80,335,395)	(2,442,280)
(240,653,812)	51,120,512	(127,043,042)	12,303,542

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH
Year Ended September 30	2019	2018
Net Assets
Beginning of year	$775,696,205	$534,249,483
End of year[2]	$654,699,352	$775,696,205

Shares Issued and Redeemed
Class A:
Sold	7,344,999	4,294,908
Reinvestment of distributions	2,467,703	5,154,994
Redeemed	(9,937,934)	(5,689,031)
Issued from merger (Note 9)	—	—
Issued in conversion (a)	188,891	—
Net increase (decrease) in Class A shares outstanding	63,659	3,760,871

Class B:
Sold	17,259	29,073
Reinvestment of distributions	17,170	57,376
Redeemed	(68,388)	(121,992)
Converted to Class A (a)	(232,779)	—
Net decrease in Class B shares outstanding	(266,738)	(35,543)

Advisor Class:
Sold	9,508,471	2,306,144
Reinvestment of distributions	826,513	957,774
Redeemed	(12,767,501)	(2,480,897)
Issued from merger (Note 9)	—	—
Net increase (decrease) in Advisor Class shares outstanding	(2,432,517)	783,021

Institutional Class:
Sold	95,065	81,566
Reinvestment of distributions	27,950	52,639
Redeemed	(359,535)	(74,392)
Net increase (decrease) in Institutional Class shares outstanding	(236,520)	59,813

[2]

The S.E.C. eliminated the requirement to disclose undistributed net investment income in September 2018. For the year ended September 30, 2018 net assets included undistributed net investment income (deficit) of $0, $812,257 and $(4,254,853), respectively on the Select Growth, Special Situations and Total Return Funds.

(a)	All Class B shares were converted into Class A shares on June 14, 2019.

See notes to financial statements

SPECIAL SITUATIONS		TOTAL RETURN
2019	2018	2019	2018

$733,606,021	$682,485,509	$931,094,393	$918,790,851
$492,952,209	$733,606,021	$804,051,351	$931,094,393

2,147,930	2,502,430	3,498,020	3,674,984
3,073,060	478,221	4,657,392	1,507,141
(4,110,417)	(2,812,100)	(10,344,862)	(7,795,384)
—	—	—	2,466,173
79,647	—	279,964	—
1,190,220	168,551	(1,909,486)	(147,086)

5,576	9,120	20,382	24,453
25,368	4,378	28,672	8,913
(24,788)	(35,942)	(68,215)	(83,813)
(114,318)	—	(285,193)	—
(108,162)	(22,444)	(304,354)	(50,447)

1,032,850	1,882,451	36,742	13,080
735,406	106,833	5,359	1,653
(5,548,821)	(1,571,891)	(30,566)	(17,571)
—	—	—	2,516
(3,780,565)	417,393	11,535	(322)

25,687	42,180	18,636	26,378
43,308	7,610	181,206	66,432
(206,063)	(36,480)	(1,792,261)	(70,281)
(137,068)	13,310	(1,592,419)	22,529

Notes to Financial Statements

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as open-end management investment companies and operate as series funds. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.The Income Funds issues shares of beneficial interest in the Floating Rate Fund, Fund For Income, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration Bond Fund and Strategic Income Fund. All Funds in the Income Funds are diversified funds except for International Opportunities Bond Fund, which is a non-diversified fund. The Equity Funds issues shares of beneficial interest in the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Premium Income Fund, Select Growth Fund, Special Situations Fund and Total Return Fund. All Funds in the Equity Funds are diversified funds. The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2019, is as follows:

Floating Rate Fund seeks a high level of current income.

Fund For Income seeks high current income.

Government Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

International Opportunities Bond Fund seeks total return consisting of income and capital appreciation.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.

Limited Duration Bond Fund seeks current income consistent with low volatility of principal.

Strategic Income Fund seeks a high level of current income.

Covered Call Strategy Fund seeks long-term capital appreciation.

Equity Income Fund seeks total return.

Global Fund seeks long-term capital growth.

Growth & Income Fund seeks long-term growth of capital and current income.

Hedged U.S. Equity Opportunities Fund seeks total return and, secondarily, capital preservation.

International Fund primarily seeks long-term capital growth.

Opportunity Fund seeks long-term capital growth.

Premium Income Fund seeks to generate income.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) and call and put options are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Government Cash Management Fund, are priced based upon evaluated prices that are provided by a pricing service approved by the Trusts’ Board of Trustees (the “Board”). Other securities may also be priced based upon valuations that are provided by pricing services approved by the Board. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining evaluated prices. The net asset value of the Strategic Income Fund is derived from the net asset values of the underlying Funds in which it invests.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the net assets value is calculated, the securities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value certain foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

equivalents using the foreign exchange quotation in effect. At September 30, 2019, the Hedged U.S. Equity Opportunities Bond Fund held two securities that were fair valued at a value of $100,769 representing 0.1% of the Fund’s net assets.

The Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the fund’s investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities and futures contracts traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. The underlying Funds in which Strategic Income Fund invests are also categorized in Level 1. Foreign equity securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Variable and floating rate, corporate, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized in Level 3. Short-term notes that are valued at amortized cost by the Government Cash Management Fund are categorized in Level 2. Call and put options contracts are categorized in Level 2 to the extent that the inputs are observable and timely. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of September 30, 2019, for each Fund’s investments is included following each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2019, capital loss carryovers were as follows:

		Capital Loss Carryovers Not Subject to Expiration		Capital Loss Carryovers Utilized*
Fund	Total	Long-Term	Short-Term	Utilized
Floating Rate	$3,294,146	$2,807,821	$486,325	$244,038
Fund For Income	40,084,848	33,034,947	7,049,901	—
International Opportunities Bond	3,918,295	3,918,295	—	—
Investment Grade	5,860,069	5,860,069	—	—
Limited Duration Bond	10,981,230	8,926,600	2,054,630	—
Strategic Income	3,308,655	2,357,236	951,419	—
Covered Call Strategy	9,178,030	—	9,178,030	—
Global	5,175,460	—	5,175,460	—
Hedged U.S. Equity Opportunities	—	—	—	316,853
Premium Income	—	—	—	206,166

*	During the year ended September 30, 2019, the Funds utilized capital loss carryovers in the amounts indicated.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016 – 2018, or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders—Dividends from net investment income of Floating Rate Fund, Fund For Income, Investment Grade Fund, Limited Duration Bond Fund, and Strategic Income Fund are generally declared daily and paid monthly. The Government Cash Management Fund declares distributions, if any, daily and pays distributions monthly, from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of International Opportunities Bond Fund, Covered Call Strategy Fund, Equity Income Fund, Growth & Income Fund, Premium Income Fund and Total Return Fund are declared and paid quarterly. Dividends from net investment income, if any, of Global Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Select Growth Fund and Special Situations Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the Funds are normally declared and paid annually. Premium Income Fund may distribute net short-term capital gains, if any, on a quarterly basis. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, late loss deferrals, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of all of the Funds are maintained in U.S. dollars, including those Funds that invest in foreign securities. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of foreign investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

International Opportunities Bond Fund, Global Fund, Hedged U.S. Equity Opportunities Fund and International Fund do not isolate that portion of gains and losses on foreign investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon serves as custodian for the Funds and may provide credits against custodian charges based on uninvested cash balance of the Funds. For the year ended September 30, 2019, the Income Funds and Equity Funds received credits in the amount of $30,519 and $163,422, respectively. Certain of the Equity Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2019, expenses were reduced by a total of $25,890 for certain of the Equity Funds under these arrangements.

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

2. Security Transactions—For the year ended September 30, 2019, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

	Securities		Long-Term U.S. Government Obligations
Fund	Cost of Purchases	Proceeds of Sales	Cost of Purchases	Proceeds of Sales
Floating Rate	$132,394,581	$266,251,691	$24,981,934	$24,994,974
Fund For Income	407,565,993	501,602,731	—	—
International Opportunities Bond	45,967,078	97,999,343	65,594,239	51,224,945
Investment Grade	225,726,360	476,435,936	93,823,058	98,394,673
Limited Duration Bond	196,517,020	228,289,010	94,180,492	78,075,902
Strategic Income	90,543,401	103,456,837	7,971,500	6,243,760
Covered Call Strategy	107,247,865	179,612,816	—	—
Equity Income	201,763,097	358,454,847	—	—
Global	653,339,181	852,085,849	—	—
Growth & Income	856,466,789	1,168,951,802	—	—
Hedged U.S. Equity Opportunities	216,443,722	272,974,991	—	—
International	295,508,416	314,792,670	—	—
Opportunity	471,521,268	717,673,740	—	—
Premium Income	143,278,510	84,168,376	—	—
Select Growth	353,654,431	439,144,370	—	—
Special Situations	300,059,187	472,182,723	—	—
Total Return	441,100,856	627,007,015	53,214,361	40,264,084

At September 30, 2019, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

Fund	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Floating Rate	$105,346,528	$530,159	$1,690,567	$(1,160,408)
Fund For Income	528,202,441	16,114,666	12,277,651	3,837,015
International Opportunities Bond	118,096,249	391,846	13,604,229	(13,212,383)
Investment Grade	361,530,306	25,416,264	4,054,689	21,361,575
Limited Duration Bond	308,216,412	4,041,488	1,421,135	2,620,353
Strategic Income	141,086,556	287,167	4,634,152	(4,346,985)
Covered Call Strategy	215,467,890	62,426,377	7,534,317	54,892,060
Equity Income	328,211,502	144,872,636	6,508,591	138,364,045
Global	351,918,644	67,355,392	6,588,829	60,766,563
Growth & Income	1,021,012,893	473,741,015	11,716,637	462,024,378
Hedged U.S. Equity Opportunities	91,142,465	21,381,119	694,235	20,686,884
International	339,191,887	84,897,876	2,366,508	82,531,368
Opportunity	684,351,311	256,133,304	27,718,920	228,414,384
Premium Income	126,251,034	13,277,296	14,810,984	(1,533,688)
Select Growth	547,516,420	114,517,929	9,807,437	104,710,492
Special Situations	448,159,417	76,073,466	32,794,601	43,278,865
Total Return	617,719,427	152,934,702	7,351,338	145,583,364

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

The Strategic Income Fund may invest in Institutional Class shares of the Floating Rate Fund, Fund For Income, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration Bond Fund, Covered Call Strategy Fund, Equity Income Fund, Premium Income Fund, Tax Exempt Income Fund and Tax Exempt Opportunities Fund. During the year ended September 30, 2019, purchases and sales of shares, dividends, capital gain distributions received and realized gains (losses) recognized by Strategic Income Fund from investments in these Funds were as follows:

Fund	Balance of Shares Held 9/30/2018	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/2019	Value 9/30/2019	Dividend Income	Capital Gain Distributions	Realized Gain (Loss) on Security Transactions
Floating Rate	3,205,012	300,083	(3,505,095)	—	$—	$1,038,513	$—	$(313,344)
Fund For Income	12,394,911	5,338,818	(3,532,547)	14,201,182	34,934,908	1,925,690	—	4,876
International Opportunities Bond	1,032,932	1,119,085	(581,554)	1,570,463	13,772,958	211,401	—	46,541
Investment Grade	2,422,818	389,356	(624,215)	2,187,959	21,792,074	776,164	—	(207,014)
Limited Duration Bond	4,139,759	3,827,341	(2,901,295)	5,065,805	47,365,275	1,107,319	—	(121,289)
Equity Income	—	142,155	(142,155)	—	—	—	—	14,244
Premium Income	377,554	—	(377,554)	—	—	—	—	(237,475)
Tax Exempt Income	424,153	382,193	(806,346)	—	—	48,479	—	(127,788)
Tax Exempt Opportunities	237,635	671,515	(497,623)	411,527	6,888,970	108,846	—	83,247
	24,234,774	12,170,546	(12,968,384)	23,436,936	$124,754,185	$5,216,412	$—	$(858,002)

The Strategic Income Fund operates as a fund of funds - also referred to as a multi-manager investment - an investment strategy in which a fund invests in other types of funds. This strategy invests in a portfolio that contains different underlying assets instead of investing directly in bonds, stocks and other types of securities.

The financial statements of each of the Funds in which Strategic Income Fund had investments during the year ended September 30, 2019, are included in this report except Tax Exempt Income Fund and Tax Exempt Opportunities Fund, whose most recent financial statements as of June 30, 2019, are available by calling 1-800-423-4026 or by writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005.

3. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trusts are officers of the Trusts’ investment adviser, Foresters Investment Management Company, Inc. (“FIMCO”), their underwriter, Foresters Financial Services, Inc. (“FFS”) and their transfer agent, Foresters Investor Services, Inc. (“FIS”). Trustees of the Trusts who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended September 30, 2019, total trustees fees accrued by the Income Funds and Equity Funds amounted to $158,674 and $518,621, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the following rates:

Floating Rate Fund—.60% on the first $250 million of the Fund’s average daily net assets, .55% on the next $250 million, .50% on the next $500 million, .45% on the next $1 billion and .40% on average daily net assets over $2 billion. During the period October 1, 2018 to January 31, 2019 (expiration of expense limitation agreement), FIMCO has assumed, pursuant to an expense limitation agreement, $8,398 in other expenses to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.10% on Class A shares, .90% on Advisor Class shares and .70% on Institutional Class shares. During the period January 31, 2019 through September 30, 2019, FIMCO voluntarily waived $15,672 in advisory fees.

Fund For Income and International Opportunities Bond Fund—.75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. During the period October 1, 2018 through January 31, 2019 (expiration of advisory fee waiver), FIMCO has waived $54,695 in advisory fees on Fund For Income to limit the advisory fee to .70% of its average daily net assets. FIMCO also voluntarily waived an additional $51,953 in advisory fees on Fund For Income during the period January 31, 2019 through September 30, 2019. During the period June 1, 2019 through September 30, 2019, FIMCO voluntarily waived $54,020 in advisory fees on International Opportunities Bond Fund to limit the advisory fee to .60% of its average daily net assets.

Government Cash Management Fund—.50% of the Fund’s average daily net assets. For the year ended September 30, 2019, FIMCO has waived $383,241 in advisory fees to limit the Fund’s overall expense ratio (exclusive of certain expenses) to .60% on Class A shares, 1.35% on Class B shares and .60% on Institutional Class shares.

Investment Grade Fund—.66% on the first $500 million of the Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. During the period October 1, 2018 to January 31, 2019, FIMCO has waived $212,088 in advisory fees on Investment Grade Fund to limit the advisory fee to .55% of its average daily net assets. During the period February 1, 2019 to September 30, 2019, FIMCO has waived $237,223 in advisory fees on Investment Grade Fund to limit the advisory fee to .59% of its average daily net assets.

Limited Duration Bond Fund—.41% on the first $500 million of the Fund’s average daily net assets, .39% on the next $500 million, .37% on the next $500 million and .35% on average daily net assets over $1.5 billion. For the year ended September 30, 2019, FIMCO has waived $621,462 in advisory fees and assumed $37,656 in other expenses to limit the Fund’s overall

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

expense ratio (exclusive of certain expenses) to .79% on Class a shares, .51% on Advisor Class shares and .36% on Institutional Class shares.

Strategic Income Fund—.05% of the Fund’s average daily net assets. During the period June 1, 2019 through September 30, 2019, FIMCO voluntarily waived $24,157 in advisory fees to limit the advisory fee to .00% of its average daily net assets.

Covered Call Strategy and Premium Income Funds—.80% on the first $300 million of each Fund’s average daily net assets, .75% on the next $200 million, .70% on the next $500 million, declining by .05% on each $1 billion thereafter, down to .55% on average daily net assets over $3 billion. During the period January 31, 2019 through September 30, 2019, FIMCO voluntarily waived $19,961 in advisory fees on the Covered Call Strategy Fund. During the period October 1, 2018 through January 31, 2019, FIMCO has waived, pursuant to an expense limitation agreement $17,774 in advisory fees and assumed $5,607 in other expenses to limit the Premium Income Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% on Class A shares, 1.02% on Advisor Class shares and .89% on Institutional Class shares. During the period February 1, 2019 through September 30, 2019, FIMCO has waived, pursuant to an expense limitation agreement that became effective on February 1, 2019, $34,910 in advisory fees to limit the Premium Income Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% on Class A shares, 1.06% on Advisor Class shares and .99% on Institutional Class shares.

Equity Income, Growth & Income, Opportunity, and Select Growth Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. During the period January 31, 2019 through September 30, 2019, FIMCO voluntarily waived $69,729 in advisory fees of the Select Growth Fund.

Global Fund—.95% on the first $600 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. During the period October 1, 2018 through January 31, 2019 (expiration of advisory fee waiver), FIMCO has waived $94,872 in advisory fees to limit the advisory fee to .90% of the Fund’s average daily net assets.

Hedged U.S. Equity Opportunities Fund—1.15% on the first $100 million of each Fund’s average daily net assets, 1.10% on the next $400 million, 1.05% on the next $500 million, declining by .05% on each $1 billion thereafter, down to .90% on average daily net assets over $3 billion.

International Fund—.98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion.

Special Situations Fund—.90% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million and .64% on average daily net assets over $1.5 billion.

Total Return Fund—.75% on the first $300 million of the Fund’s average daily net assets, .70% on the next $200 million, .65% on the next $500 million, .60% on the next $1 billion, .55% on the next $1 billion, down to .50% on average daily net assets over $3 billion.

For the year ended September 30, 2019, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $12,453,071 and $53,520,446, respectively, of which $1,654,511 and $237,246, respectively, was waived by FIMCO as noted above.

FIMCO has entered into an expense limitation agreement with the Floating Rate Fund (“FRF”) on January 31, 2019, to limit FRF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.10% of the average daily net assets on Class A shares. The agreement expires on January 31, 2020. During the period January 31, 2019 to September 30, 2019, FRF repaid FIMCO $75,429 under the terms of the agreement. FIMCO and FRF have agreed that any expenses of FRF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by FRF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of FRF’s Class A shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. The expense limitation agreement may be terminated or amended prior to January 31, 2020, with the approval of the Board. FIMCO had entered into an expense limitation agreement with the FRF to limit FRF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.10% of the average daily net assets on Class A shares, .90% of the average daily net assets on Advisor Class shares and .70% of the average daily net assets on Institutional Class shares. The agreement expired on January 31, 2019. During the period October 1, 2018 to January 31, 2019 (expiration of the expense limitation agreement), FIMCO assumed $8,398, under the terms of the agreement. FIMCO and FRF have agreed that any expenses of FRF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by FRF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of FRF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period October 21, 2013 (commencement of operations) through January 31, 2019 (expiration of the expense limitation agreement), FIMCO assumed $766,764 of which FRF repaid $75,429, and under the terms of the agreement of which $223,534 expired on September 30, 2017, $198,431 expired on September 30, 2018, $86,184 expired on September 30, 2019, $131,427 expires on September 30, 2020, $43,361 expires on September 30, 2021 and $8,398 expires on September 30, 2022.

Effective June 1, 2018, FIMCO has entered into an expense limitation agreement with the Government Cash Management Fund (“GCM”) to limit GCM’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to .80% of the average daily net assets on Class A shares and .80% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2020. For the period ended September 30, 2019, FIMCO assumed $40,108 under the terms of the agreement. FIMCO and GCM have agreed that any expenses of GCM assumed by FIMCO and/or FIS pursuant to this agreement be repaid to FIMCO by GCM within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of GCM’s Class A shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period June 1, 2018 (commencement of expense limitation agreement) through September 30, 2019, FIMCO assumed $131,287 under the terms of the agreement of which expires $91,179 September 30, 2021 and $40,108 expires on September 30, 2022. The expense limitation agreement may be terminated or amended prior to January 31, 2020, with the approval of the Board.

FIMCO had entered into an expense limitation agreement with the International Opportunities Bond Fund (“IOBF”) to limit IOBF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares. The agreement expired on January 31, 2016. FIMCO and IOBF have agreed that any expenses of IOBF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by IOBF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of IOBF’s Class A shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period August 20, 2012 (commencement of operations) to January 31, 2016 (expiration of the expense limitation agreement), FIMCO assumed $684,479 under the terms of the agreement of which $278,248 expired on September 30, 2015, $228,243 expired on September 30, 2016, $94,746 expired on September 30, 2017, $62,359 expired on September 30, 2018, and $20,883 expired on September 30, 2019.

FIMCO has entered into an expense limitation agreement with the Limited Duration Bond Fund (“LDB”) on March 14, 2018, to limit LDB’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to .79% of the average daily net assets on Class A shares, .51% of the average daily net assets on Advisor Class shares and .36% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2020. For the period ended September 30, 2019, FIMCO assumed $659,118 under the terms of the agreement. FIMCO and LDB have agreed that any expenses of LDB assumed by FIMCO pursuant to this agreement be repaid to FIMCO by LDB within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of LDB’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period March 14, 2018 to September 30, 2019, FIMCO assumed $875,805 under the terms of the agreement of which $216,687 expires on September 30, 2021 and $659,118 expires on September 30, 2022. The expense limitation agreement may be terminated or amended prior to January 31, 2020, with the approval of the Board. FIMCO had previously entered into an expense limitation agreement with LDB to limit LDB’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.05% of the average daily net assets on Class A shares, .75% of the average daily net assets on Advisor Class shares and .60% of the average daily net assets on Institutional Class shares. The agreement expired on January 31, 2018. FIMCO and LDB have agreed that any expenses of LDB assumed by FIMCO pursuant to this agreement be repaid to FIMCO by LDB within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of LDB’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period May 19, 2014 (commencement of operations) to January 31, 2018 (expiration of the expense limitation agreement), FIMCO assumed $894,488 under the terms of the agreement of which $143,148 expired on September 30, 2017, $179,140 expired on September 30, 2018, $224,276 expired on September 30, 2019, $274,706 expires on September 30, 2020, and $73,218 expires on September 30, 2021.

FIMCO had entered into an expense limitation agreement with the Covered Call Strategy Fund (“CCS”) to limit CCS’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares, .97% of the average daily net assets on Advisor Class shares and .84% of the average daily net assets on Institutional Class shares. The agreement expired on January 31, 2019. FIMCO and CCS have agreed that any expenses of CCS assumed by FIMCO pursuant to this agreement be repaid to FIMCO by CCS within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of CCS’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period ended September 30, 2019, CCS repaid FIMCO $96,283 under the terms of the agreement. For the period April 1, 2016 (commencement of operations) through January 31, 2019, (expiration of the expense limitation agreement), FIMCO assumed $304,868, of which CCS repaid $96,283, and under the terms of the agreement of which $34,218 expired on September 30, 2019, $137,941 expires on September 30, 2020 and $36,426 expires on September 30, 2021.

FIMCO had entered into an expense limitation agreement with the Hedged U.S. Equity Opportunities Fund (“HUSEO”) to limit HUSEO’s total annual fund operating expenses

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

(exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.75% of the average daily net assets on Class A shares, 1.42% of the average daily net assets on Advisor Class shares and 1.31% of the average daily net assets on Institutional Class shares. The agreement expired on January 31, 2019. FIMCO and HUSEO have agreed that any expenses of HUSEO assumed by FIMCO pursuant to this agreement be repaid to FIMCO by HUSEO within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of HUSEO’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the year ended September 30, 2019, HUSEO repaid $86,400 under terms of the agreement. For the period August 1, 2016 (commencement of operations) to January 31, 2019 (expiration of the expense limitation agreement), FIMCO assumed $272,154, of which HUSEO repaid $86,400 under the terms of the agreement and of which $185,754 expires on September 30, 2020.

FIMCO has entered into an expense limitation agreement with the Premium Income Fund (“PIF”) on January 31, 2019, to limit PIF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares, 1.06% of the average daily net assets on Advisor Class shares and .99% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2020. During the period January 31, 2019 to September 30, 2019, FIMCO assumed $34,910 under the terms of the agreement of which expires on September 30, 2022. FIMCO and PIF have agreed that any expenses of PIF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by PIF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of PIF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. FIMCO had previously entered into an expense limitation agreement with PIF to limit PIF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares, 1.02% of the average daily net assets on Advisor Class shares and .89% of the average daily net assets on Institutional Class shares. The agreement expired on January 31, 2019. FIMCO and PIF have agreed that any expenses of PIF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by PIF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of PIF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period October 1, 2018 to January 31, 2019, FIMCO assumed $23,381 under the terms of the agreement. For the period April 2, 2018 (commencement of operations) to January 31, 2019 (expiration of the expense limitation agreement), FIMCO assumed $179,141 under the terms of the agreement of which $155,760 expires on September 30, 2021 and $23,381 expires on September 30, 2022.

For the year ended September 30, 2019, FFS, as underwriter, received from the Income Funds and Equity Funds $1,130,689 and $11,041,275, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $29,929 and $311,733, respectively, to other dealers. For the year ended September 30, 2019, shareholder servicing costs for the Income Funds and Equity Funds included $2,918,916 and $8,778,095, respectively, in transfer agent fees accrued to FIS, of which FIS voluntarily waived $47,670 on the Government Cash Management Fund.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Government Cash Management Fund, is authorized to pay FFS a fee up to .30% (and for certain Funds, up to .25%) of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Government Cash Management Fund is authorized to pay FFS a fee up to 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2019, total distribution plan fees accrued to FFS by the Income Funds and Equity Funds amounted to $3,830,155 and $15,937,108, respectively.

Brandywine Global Investment Management, LLC, serves as investment subadviser to International Opportunities Bond Fund. Muzinich & Co., Inc. serves as investment subadviser to Floating Rate Fund and Fund For Income. Effective January 31, 2018, Muzinich & Co., Inc. serves as investment subadviser to Investment Grade Fund, Limited Duration Bond Fund and Total Return Fund. Ziegler Capital Management, LLC serves as investment subadviser to Covered Call Strategy Fund and Premium Income Fund. Wellington Management Company, LLP serves as investment subadviser to Hedged U.S. Equity Opportunities Fund. Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2019, Floating Rate Fund held four 144A securities with an aggregate value of $3,215,472 representing 3.1% of the Fund’s net assets, Fund For Income held one hundred eighty-five 144A securities with an aggregate value of $313,675,504 representing 57.8% of the Fund’s net assets, Investment Grade Fund held nine 144A securities with an aggregate value of $34,834,819 representing 8.8% of the Fund’s net assets, Limited Duration Bond Fund held nineteen 144A securities with an aggregate value of $67,099,674 representing 20.6% of the Fund’s net assets and Total Return Fund held one hundred forty-nine 144A securities with an

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

aggregate value of $33,087,788 representing 4.1% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. Derivatives—Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or “derived from” – the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the OTC market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if FIMCO, or a Fund’s subadviser, as applicable, does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is relatively illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest. The Funds bear the risk that FIMCO will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If FIMCO attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

The following provides more information on specific types of derivatives and activity in the Funds.

Options Contracts—Some of the Funds may write covered call and put options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Some of the Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

The premium amount and the number of option contracts written or purchased by the Funds during the year ended September 30, 2019, were as follows:

	Covered Call Strategy		Equity Income		Growth & Income
	Call Options		Call Options		Call Options
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Options outstanding at September 30, 2018	(37,287)	$(4,894,698)	—	$—	—	$—
Call options written	(230,984)	(46,537,285)	(1,822)	(254,152)	(3,538)	(484,606)
Call options exercised	2,461	515,982	672	87,135	1,588	242,763
Call options purchased to cover	192,362	33,903,644	—	—	—	—
Call options expirations	47,517	6,543,468	1,150	167,017	1,950	241,843
Options outstanding at September 30, 2019	(25,931)	$(10,468,889)	—	$—	—	$—

	Hedged U.S. Equity Opportunities				Premium Income
	Put Options				Call Options
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Options outstanding at September 30, 2018	177	$1,516,217	(132)	$(608,359)	(13,818)	$(15,158,255)
Put options written	—	—	(227)	(1,211,742)	—	—
Put options purchased to cover	—	—	170	969,499	—	—
Put options written expirations	—	—	23	63,950	—	—
Put options purchased	227	2,143,052	—	—	—	—
Put options sold	(61)	(705,485)	—	—	—	—
Put options purchased expired	(177)	(1,516,216)	—	—	—	—
Call options written	—	—	—	—	(49,682)	(61,789,236)
Call options exercised	—	—	—	—	6,429	5,266,267
Call options purchased to cover	—	—	—	—	36,323	46,172,153
Call options expirations	—	—	—	—	299	414,302
Options outstanding at September 30, 2019	166	$1,437,568	(166)	$(786,652)	(20,449)	$(25,094,769)

Derivative Investment Holdings Categorized by Risk Exposure—The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Funds’ derivative contracts by primary risk exposure as of September 30, 2019:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Value	Statement of Assets and Liabilities location	Value
Options Contracts:
Covered Call Strategy	Purchased Options, at value	N/A	Written Options, at value	$13,732,077	Purchased Options, at value	N/A
Hedged U.S. Equity Opportunities	Purchased Options, at value	$731,965	Written Options, at value	$352,340	Purchased Options, at value	$—
Premium Income	Purchased Options, at value	N/A	Written Options, at value	$29,088,288	Purchased Options, at value	N/A

The following table sets forth the Funds’ realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended September 30, 2019:

Risk exposure category	Written options	Purchased options
Options contracts:
Covered Call Strategy	$(6,548,114)	N/A
Equity Income	$167,018	N/A
Growth & Income	$241,845	N/A
Hedged U.S. Equity Opportunities	$(1,946,305)	$726,762
Premium Income	$2,288,508	N/A

The following table sets forth the Funds’ change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended September 30, 2019:

Risk exposure category	Written options	Purchased options
Options Contracts:
Covered Call Strategy	$(3,264,321)	$	N/A
Hedged U.S. Equity Opportunities	$140,894		$185,284
Premium Income	$(2,668,324)	$	N/A

Futures Contracts—The Funds may enter into futures contracts including interest rate futures contracts and index futures, including futures on equity market indices and debt market indices. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds may use futures contracts to manage exposure to the stock market. Upon entering into a futures contract, a fund is required

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations. Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO, or a Fund’s subadviser, as applicable, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s, or a Fund’s subadviser, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

The following table summarizes the value of the Funds’ futures contracts held as of September 30, 2019 and the related location in the Statement of Assets and Liabilities:

Statement of Assets and Liabilities Location
Futures Contracts	Unrealized appreciation in value of investments
Hedged U.S. Equity Opportunities	$165,885

The amount of unrealized appreciation (depreciation) on futures contracts recognized by the Funds in the accompanying Statement of Operations for the year ended September 30, 2019 is summarized in the following table:

Statement of Operations Location
Futures Contracts	Unrealized appreciation in value of investments
Hedged U.S. Equity Opportunities	$324,875

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

The following table summarizes the realized gain on futures contracts during the year ended September 30, 2019, and the related location in the accompanying Statement of Operations.

Statement of Operations
Futures Contracts	Realized gain on futures contracts
Hedged U.S. Equity Opportunities	$364,036

Foreign Exchange Contracts—The International Opportunities Bond Fund, Global Fund and Hedged U.S. Equity Opportunities Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and a Fund may invest in them in order to hedge its currency exposure in bond positions or to gain currency exposure held by the Fund. A Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Funds’ assets. During the period, the Funds used currency forwards to hedge currency exposure from certain bonds as well as to gain currency exposure in certain countries.

Disclosures about Offsetting Assets and Liabilities—Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Funds’ Statement of Assets and Liabilities (“SOAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SOAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SOAL and net amounts are presented below:

International Opportunities Bond

Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Net Amount
Unrealized gain on foreign exchange contracts	HSBC	$26,459	$(26,459)	$—

Unrealized loss on foreign exchange contracts	CITI	$(311,354)	$—	$(311,354)
	GS	(90,135)	—	(90,135)
	HSBC	(430,516)	26,459	(404,057)
	MS	(176,494)	—	(176,494)
	Total	$(1,008,499)	$26,459	$(982,040)

Hedged U.S. Equity Opportunities

Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Net Amount
Unrealized gain on foreign exchange contracts	BAM	$1,234	$—	$1,234
	DMG	16,089	(4,113)	11,976
	UBS	12,369	—	12,369
		$29,692	$(4,113)	$25,579
Unrealized loss on foreign exchange contracts	BOM	$(5,556)	$—	$(5,556)
	DMG	(4,113)	4,113	—
	Total	$(9,669)	$4,113	$(5,556)

*

Amounts related to master netting arrangements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

A summary of abbreviations for counterparties appear at the end of the Portfolio of Investments for the respective Funds.

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

During the year ended September 30, 2019, the volume of derivative activity for the Funds based on average monthly market values for forward foreign currency contracts (to buy) and for forward foreign currency contracts (to sell) were as follows:

	Forward Foreign Currency Contracts
	to Buy	to Sell
International Opportunities Bond	$55,794,644	$11,609,624
Hedged U.S. Equity Opportunities	955,030	4,038,721

Fair Value of Derivative Instruments—The fair value of derivative instruments held by the Funds as of September 30, 2019, was as follows:

	Assets Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location		Statements of Assets and Liabilities Location
Foreign exchange, options and futures contracts:	Unrealized appreciation of foreign exchange, options and futures contracts	Value	Unrealized depreciation of foreign exchange, options and futures contracts	Value
International Opportunities Bond		$26,459		$(1,008,499)
Hedged U.S. Equity Opportunities		$29,692		$(9,669)

The effect of the Funds’ derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Net Realized Gain (Loss) on Foreign Exchange Transactions
Foreign exchange transactions:
International Opportunities Bond	$(3,529,943)
Global	$(416,670)
Hedged U.S. Equity Opportunities	$79,013
International	$(309,025)

Amount of Change in Unrealized Appreciation or Depreciation Recognized on Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Net Unrealized Appreciation (Depreciation) on Foreign Exchange Transactions
Foreign exchange transactions:
International Opportunities Bond	$(796,780)
Global	$(32,865)
Hedged U.S. Equity Opportunities	$15,975
International	$(15,793)

6. High Yield Credit Risk—The investments in high yield securities of Floating Rate Fund, Fund For Income, Investment Grade Fund, Limited Duration Bond Fund and Total Return Fund, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated three classes of shares, Class A, Advisor Class and Institutional Class shares (each, a “Class”) except for Government Cash Management Fund which has designated only Class A, and Institutional Class shares, Strategic Income Fund which has designated only Class A and Advisor Class shares. All Class B shares were converted to Class A shares on June 14, 2019. Not all classes of shares of each Fund may be available in all jurisdictions. Effective February 1, 2019, Class B shares are no longer offered for sale to the public. Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Board and a Class may have exclusive voting rights with respect to matters affecting only that Class. Government Cash Management Fund’s Class A, and Institutional Class shares are sold without an initial sales charge; however, The shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 4% for the First Investors Income Funds, except for Floating Rate Fund and Limited Duration Bond Fund which have an initial sales charge of up to 2.5% (effective June 12, 2017, the maximum sales charge on Class A shares was changed from 5.75% to 4% on the Income Funds, except for Floating Rate Fund and Limited Duration Bond Fund which was changed to 2.5%) and 5.75% for the First Investors Equity Funds and together with the Class B shares are subject to distribution plan fees as described in Note 3. There are no sales charges associated with the purchase of Advisor Class and Institutional Class shares. Realized and unrealized gains or losses, investment income and expenses (other than distribution

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

plan fees and shareholder servicing costs) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

8. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). As with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (All of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”)). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On September 30, 2013, counsel for the plaintiffs in those suits appealed the MDL Judge’s dismissal ruling to the Second Circuit. On March 24, 2016, the Second Circuit Court of Appeals affirmed the MDL Judge’s dismissal of the various state law constructive fraudulent transfer suits. In September 2016, the Bondholder and Retiree Plaintiffs petitioned the U.S. Supreme Court to review the Second Circuit’s decision. The Supreme Court has not yet ruled on that request. On January 9, 2017, the Tribune MDL judge granted the defendants’ motion to dismiss the Committee lawsuit alleging a single claim for intentional fraudulent transfer. An appeal of that decision to the Second Circuit is expected, but has not yet been made. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $1,526,566 in connection with the LBO, representing 0.32% of its net assets as of September 30, 2019. The Blue Chip Fund received proceeds of $790,772 in connection with the LBO, representing 0.05% of the net assets of Growth & Income Fund as of September 30, 2019. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

9. Reorganization of Government Fund into Limited Duration Bond Fund—On September 21, 2018, the Limited Duration Bond Fund acquired all of the net assets of the Government Fund in connection with a tax-free reorganization that was approved by the Income Funds’ Board of Trustees. The Limited Duration Bond Fund issued 20,370,413 Class A shares, 52,807 Advisor Class shares and 111 Institutional Class shares to the Government Fund in connection with the reorganization. In return, it received net assets of $187,297,416 from the Government Fund (which included $2,066,343 of unrealized depreciation and $27,873,276 of accumulated net realized losses). The Limited Duration Bond Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Limited Duration Bond Fund and Government Fund immediately before the acquisition were $322,964,766 consisting of, with respect to Limited Duration Bond Fund, $135,667,350 ($61,845,002 Class A, $34,993,936 Advisor Class and $38,828,412 Institutional Class) and, with respect to Government Fund, $187,297,416 ($186,810,690 Class A, $485,702 Advisor Class and $1,024 Institutional Class).

Reorganization of Balanced Income Fund into Total Return Fund—On September 21, 2018, the Total Return Fund acquired all of the net assets of the Balanced Income Fund in connection with a tax-free reorganization that was approved by the Income Funds and Equity Funds Board of Trustees. The Total Return Fund issued 2,466,173 Class A shares and 2,516 Advisor Class shares to the Balanced Income Fund in connection with the reorganization. In return, it received net assets of $50,516,080 from the Balanced Income Fund (which included $2,722,435 of unrealized appreciation and $237,931 of accumulated net realized losses). The Total Return Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Total Return Fund and Balanced Income Fund immediately before the acquisition were $939,139,408 consisting of, with respect to Total Return Fund, $888,623,328 ($846,769,158 Class A, $6,101,354 Class B, $958,144 Advisor Class and $34,794,672 Institutional Class) and, with respect to Balanced Income Fund, $50,516,080 ($50,464,265 Class A and $51,815 Advisor Class).

10. Asset Purchase Agreements with Macquarie and Cetera—On April 9, 2019, The Independent Order of Foresters, the ultimate parent company of FIMCO, which is the investment adviser to the separate series of the First Investors Income Funds, First Investors Equity Funds, First Investors Tax Exempt Funds and First Investors Life Series Funds (the “Funds”), FFS, which is the Funds’ distributor, and FIS, which is the Funds’ transfer agent, announced that it had entered into the two definitive purchase agreements described below that, once completed, resulted in the sale of its U.S. North American Asset Management businesses.

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

First, FIMCO entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie, a global investment management firm headquartered in Philadelphia, Pennsylvania, purchased FIMCO’s assets related to the mutual fund management business, including the Funds (the “Transaction”). The Transaction did not result in any material changes to the Funds’ investment objectives and principal investment strategies. However, upon the completion of the Transaction, each Fund was reorganized into a substantially similar fund that is managed by Delaware Management Company, a subsidiary of Macquarie (the “Reorganizations”). The Funds’ Board of Trustees approved the Reorganizations on June 10, 2019. Fund shareholders approved the reorganizations at a special shareholder meeting on October 1, 2019. On October 4, 2019, Macquarie completed the purchase of FIMCO’s assets related to the mutual fund management business, including the Funds.

Second, FFS and Foresters Advisory Services, LLC (“FAS”) entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), a U.S.-based wealth management firm headquartered in Denver, Colorado. The agreement with Cetera did not require the approval of Fund shareholders. On June 20, 2019, Cetera completed the purchase of FFS’ retail brokerage business and FAS’ retail advisory business.

11. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019
	Distributions Declared from
Fund	Ordinary Income	Long-Term Capital Gain	Total
Floating Rate	$8,275,922	$—	$8,275,922
Fund For Income	31,278,634	—	31,278,634
Government Cash Management	2,943,310	—	2,943,310
International Opportunities Bond	2,748,448	—	2,748,448
Investment Grade	19,183,394	—	19,183,394
Limited Duration Bond	9,792,168	—	9,792,168
Strategic Income	4,822,991	—	4,822,991
Covered Call Strategy	3,653,544	—	3,653,544
Equity Income	14,534,135	63,672,704	78,206,839
Global	2,520,015	68,121,835	70,641,850
Growth & Income	27,212,978	288,031,290	315,244,268
Hedged U.S. Equity Opportunities	2,127,641	898,411	3,026,052
International	805,814	24,167,313	24,973,127
Opportunity	11,273,772	93,509,315	104,783,087
Premium Income	4,196,161	—	4,196,161
Select Growth	139,861	36,242,180	36,382,041
Special Situations	7,966,976	79,456,117	87,423,093
Total Return	15,493,514	68,019,438	83,512,952

	Year Ended September 30, 2018
	Distributions Declared from
Fund	Ordinary Income	Long-Term Capital Gain	Total
Floating Rate	$7,331,705	$—	$7,331,705
Fund For Income	35,408,355	—	35,408,355
Government Cash Management	1,351,094	—	1,351,094
International Opportunities Bond	4,560,231	—	4,560,231
Investment Grade….	22,161,164	—	22,161,164
Limited Duration Bond	3,854,857	—	3,854,857
Strategic Income	5,491,764	—	5,491,764
Covered Call Strategy.	3,645,728	—	3,645,728
Equity Income	15,326,911	16,324,412	31,651,323
Global	7,425,106	37,893,056	45,318,162
Growth & Income	35,231,978	64,202,763	99,434,741
Hedged U.S. Equity Opportunities	—	—	—
International	522,398	—	522,398
Opportunity.	6,881,745	58,395,168	65,276,913
Premium Income	347,190	—	347,190
Select Growth	363,284	47,676,209	48,039,493
Special Situations	3,559,349	15,893,646	19,452,995
Total Return	18,048,089	14,207,523	32,255,612

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2019

As of September 30, 2019, the components of distributable earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Losses Carryover	Other Accumulated Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Deficit)
Floating Rate	$285,107	$—	$(3,294,146)	$(695,603)	$(1,160,408)	$(4,865,050)
Fund For Income	209,104	—	(40,084,848)	(4,499,724)	3,837,015	(40,538,453)
International Opportunities Bond	1,224,588	—	(3,918,295)	(6,692,303)	(14,223,445)	(23,609,455)
Investment Grade	60,507	—	(5,860,069)	(4,588,634)	21,361,575	10,973,379
Limited Duration Bond	27	—	(10,981,230)	(24,337,313)*	2,620,353	(32,698,163)
Strategic Income	14,872	—	(3,308,655)	(965,977)	(4,346,985)	(8,606,745)
Covered Call Strategy	137,500	—	(9,178,030)	(15,600,148)	54,892,060	30,251,382
Equity Income	11,798	32,560,970	—	—	138,364,045	170,936,813
Global	3,514,280	—	(5,175,460)	(389,745)	60,736,573	58,685,648
Growth & Income	450,700	147,616,624	—	—	462,024,378	610,091,702
Hedged U.S. Equity Opportunities	5,717,724	4,721,779	—	—	20,793,352	31,232,855
International	1,593,450	13,318,437	—	(292,018)	82,432,348	97,052,217
Opportunity	3,563,058	86,205,703	—	—	228,414,384	318,183,145
Premium Income	430,320	1,130,216	—	—	(1,533,688)	26,848
Select Growth	1,620,611	59,227,009	—	—	104,710,492	165,558,112
Special Situations	1,371,824	34,313,616	—	—	43,278,865	78,964,305
Total Return	257,166	44,834,860	—	—	145,583,364	190,675,390

*

Includes $23,458,410 of long-term capital losses acquired by the Fund’s merger with the First Investors Government Fund on September 21, 2018. Per the IRS, use of these losses is limited to $4,374,271 per year.

Other accumulated losses as of September 30, 2019 consist of late year loss deferrals in the following categories:

Fund	Capital Losses	Currency Losses	Total
Floating Rate	$(695,603)	$—	$(695,603)
Fund For Income	(4,499,724)	—	(4,499,724)
International Opportunities Bond	(4,017,026)	(3,657,313)	(7,674,339)
Investment Grade	(4,588,634)	—	(4,588,634)
Limited Duration Bond	(878,903)	—	(878,903)
Strategic Income	(965,977)	—	(965,977)
Covered Call Strategy	(15,600,148)	—	(15,600,148)
Global	—	(389,745)	(389,745)
International	—	(292,018)	(292,018)

For the year ended September 30, 2019, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of bond premium amortization.

Fund	Capital Paid In	Distributable Earnings
Fund For Income	$3,171	$(3,171)

12. Subsequent Events—Subsequent events occurring after September 30, 2019 have been evaluated for potential impact to this report through the date the financial statements were issued. As described in Note 10 in the Notes to Financial Statements, on October 1, 2019, at a special shareholder meeting, Fund shareholders approved the Reorganizations and on October 4, 2019, Macquarie completed the purchase of FIMCO’s assets related to the mutual fund management business, including the Funds. All the fee waivers and expense limitation agreements described in Note 3 were terminated at the time of the Reorganizations. Macquarie has implemented fee waivers through two years from the closing date of the Reorganizations as necessary to ensure that the total expense ratio for each class of shares of the corresponding Delaware Fund (after waivers if applicable) is no higher than that of the corresponding class of the corresponding First Investors Fund (after waivers if applicable). There were no other subsequent events to report that would have a material impact on the Funds’ financial statements.

Financial Highlights

FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30 unless otherwise indicated.

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income (c)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
FLOATING RATE FUND
Class A
2015	$9.88	$.26	$(.27)	$(.01)	$.29	—	$.29	$9.58
2016	9.58	.27	.09	.36	.28	—	.28	9.66
2017	9.66	.27	.05	.32	.31	—	.31	9.67
2018	9.67	.32	.04	.36	.32	—	.32	9.71
2019	9.71	.39	(.13)	.26	.39	—	.39	9.58
Advisor Class
2015	9.88	.28	(.26)	.02	.32	—	.32	9.58
2016	9.58	.29	.08	.37	.30	—	.30	9.65
2017	9.65	.26	.09	.35	.32	—	.32	9.68
2018	9.68	.34	.04	.38	.34	—	.34	9.72
2019	9.72	.39	(.13)	.26	.41	—	.41	9.57
Institutional Class
2015	9.86	.30	(.25)	.05	.34	—	.34	9.57
2016	9.57	.31	.08	.39	.32	—	.32	9.64
2017	9.64	.26	.11	.37	.34	—	.34	9.67
2018	9.67	.36	.04	.40	.36	—	.36	9.71
2019	9.71	.41	(.11)	.30	.42	—	.42	9.59

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A

		Ratio to Average Net Assets**			Ratio to Average Net Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

(.08)%	$57,101	1.10%	1.10%	2.72%	1.33%	2.49%	49%
3.69	61,243	1.10	1.10	2.86	1.27	2.69	38
3.47	66,769	1.10	1.10	2.90	1.24	2.76	89
3.83	68,567	1.10	1.10	3.25	1.21	3.14	60
2.71	64,136	1.10	1.10	4.12	1.10	4.12	88

.18	50,122	.90	.90	2.92	1.03	2.79	49
3.92	61,844	.90	.90	3.06	.98	2.98	38
3.70	98,958	.90	.90	3.07	.92	3.05	89
4.03	144,799	.90	.90	3.46	.86	3.50	60
2.72	40,542	.90	.90	4.09	.84	4.15	88

.47	10,458	.70	.70	3.17	.90	2.97	49
4.14	11,456	.70	.70	3.27	.83	3.14	38
3.87	21,277	.70	.70	3.23	.80	3.13	89
4.20	32,019	.70	.70	3.68	.75	3.63	60
3.21	497	.75	.75	4.31	.78	4.28	88

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income(c)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
FUND FOR INCOME
Class A
2015	$2.59	$.11	$(.18)	$(.07)	$.13	—	$.13	$2.39
2016	2.39	.11	.10	.21	.12	—	.12	2.48
2017	2.48	.11	.05	.16	.12	—	.12	2.52
2018	2.52	.11	(.06)	.05	.13	—	.13	2.44
2019	2.44	.12	.02	.14	.13	—	.13	2.45
Advisor Class
2015	2.59	.12	(.18)	(.06)	.14	—	.14	2.39
2016	2.39	.12	.10	.22	.13	—	.13	2.48
2017	2.48	.12	.05	.17	.13	—	.13	2.52
2018	2.52	.12	(.07)	.05	.13	—	.13	2.44
2019	2.44	.12	—	.12	.13	—	.13	2.43
Institutional Class
2015	2.60	.12	(.17)	(.05)	.15	—	.15	2.40
2016	2.40	.12	.10	.22	.13	—	.13	2.49
2017	2.49	.13	.05	.18	.13	—	.13	2.54
2018	2.54	.12	(.07)	.05	.14	—	.14	2.45
2019	2.45	.13	.02	.15	.14	—	.14	2.46

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

(2.85)%	$567,249	1.21%	1.21%	4.39%	1.23%	4.37%	47%
9.07	571,028	1.22	1.22	4.76	1.24	4.74	55
6.79	572,631	1.21	1.21	4.57	1.23	4.55	65
1.88	523,932	1.22	1.22	4.46	1.24	4.44	67
5.80	477,952	1.20	1.20	4.72	1.22	4.70	71

(2.47)	41,699	.93	.93	4.65	.95	4.63	47
9.34	68,198	.93	.94	5.02	.96	5.00	55
7.05	73,403	.94	.94	4.84	.96	4.82	65
2.17	79,880	.93	.93	4.76	.95	4.74	67
5.13	28,107	1.01	1.01	4.98	1.03	4.96	71

(2.28)	51,704	.78	.78	4.81	.80	4.79	47
9.58	62,340	.79	.79	5.19	.81	5.17	55
7.59	78,784	.78	.78	4.99	.80	4.97	65
1.91	33,545	.79	.79	4.88	.81	4.86	67
6.23	36,692	.80	.80	5.12	.82	5.10	71

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations					Less Distributions from
				Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income (c)		and Unrealized Gain on Investments	Total From Investment Operations		Net Investment Income		Net Realized Gain	Total Distributions		Net Asset Value, End of Year
GOVERNMENT CASH MANAGEMENT FUND(f)
Class A
2015	$1.00	$—		—	$—		$—		—	$—		$1.00
2016	1.00	—		—	—		—		—	—		1.00
2017	1.00	.00	(d)	—	.00	(d)	.00	(d)	—	.00	(d)	1.00
2018	1.00	.01		—	.01		.01		—	.01		1.00
2019	1.00	.02		—	.02		.02		—	.02		1.00
Institutional Class
2015	1.00	—		—	—		—		—	—		1.00
2016	1.00	—		—	—		—		—	—		1.00
2017	1.00	.00	(d)	—	.00	(d)	.00	(d)	—	.00	(d)	1.00
2018	1.00	.01		—	.01		.01		—	.01		1.00
2019	1.00	.02		—	.02		.02		—	.02		1.00

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income (Loss)	Portfolio Turnover Rate

.00%	$109,566	.10%	.10%	.00%	1.08%	(.98)%	N/A
.00	122,037	.33	.33	.00	1.05	(.72)	N/A
.08	127,079	.60	.60	.08	1.02	(.34)	N/A
.96	153,695	.60	.60	.98	1.01	.57	N/A
1.73	168,905	.60	.60	1.72	.85	1.47	N/A

.00	2,267	.10	.10	.00	.67	(.57)	N/A
.00	2,844	.33	.33	.00	.68	(.35)	N/A
.07	2,394	.60	.60	.06	.68	(.02)	N/A
.97	1	.60	.60	.96	.68	.88	N/A
1.76	1	.60	.60	1.77	.69	1.68	N/A

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income(c)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
INTERNATIONAL OPPORTUNITIES BOND FUND
Class A
2015	$9.85	$.12	$(1.06)	$(.94)	$.28	—	$.28	$8.63
2016	8.63	.20	.51	.71	.13	—	.13	9.21
2017	9.21	.22	.21	.43	.15	—	.15	9.49
2018	9.49	.23	(.64)	(.41)	.30	—	.30	8.78
2019	8.78	.25	(.30)	(.05)	.16	—	.16	8.57
Advisor Class
2015	9.85	.14	(1.06)	(.92)	.29	—	.29	8.64
2016	8.64	.23	.51	.74	.13	—	.13	9.25
2017	9.25	.24	.23	.47	.16	—	.16	9.56
2018	9.56	.27	(.66)	(.39)	.30	—	.30	8.87
2019	8.87	.28	(.31)	(.03)	.16	—	.16	8.68
Institutional Class
2015	9.88	.17	(1.08)	(.91)	.30	—	.30	8.67
2016	8.67	.24	.52	.76	.14	—	.14	9.29
2017	9.29	.22	.27	.49	.19	—	.19	9.59
2018	9.59	.28	(.65)	(.37)	.30	—	.30	8.92
2019	8.92	.30	(.33)	(.03)	.12	—	.12	8.77

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

(9.72)%	$69,394	1.30%	1.30%	1.29%	1.38%	1.21%	61%
8.30	65,456	1.38	1.38	2.29	1.41	2.26	72
4.70	59,782	1.41	1.41	2.35	N/A	N/A	76
(4.50)	54,060	1.40	1.40	2.49	N/A	N/A	41
(.56)	42,814	1.36	1.36	2.92	1.41	2.87	85

(9.51)	50,912	1.04	1.04	1.56	N/A	N/A	61
8.70	50,749	1.08	1.08	2.60	N/A	N/A	72
5.07	68,162	1.11	1.11	2.66	N/A	N/A	76
(4.17)	87,491	1.08	1.08	2.82	N/A	N/A	41
(.30)	50,335	1.08	1.08	3.26	1.13	3.21	85

(9.36)	19,097	.90	.90	1.69	N/A	N/A	61
8.85	8,289	.93	.93	2.75	N/A	N/A	72
5.27	8,669	.94	.95	2.80	N/A	N/A	76
(4.03)	9,868	.93	.93	2.98	N/A	N/A	41
(.25)	14,000	.91	.91	3.37	.96	3.32	85

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income(c)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
INVESTMENT GRADE FUND
Class A
2015	$9.92	$.28	$(.17)	$.11	$.39	—	$.39	$9.64
2016	9.64	.27	.35	.62	.36	—	.36	9.90
2017	9.90	.26	(.17)	.09	.33	—	.33	9.66
2018	9.66	.26	(.42)	(.16)	.33	—	.33	9.17
2019	9.17	.26	.82	1.08	.32	—	.32	9.93
Advisor Class
2015	9.92	.31	(.16)	.15	.40	—	.40	9.67
2016	9.67	.30	.34	.64	.37	—	.37	9.94
2017	9.94	.26	(.14)	.12	.35	—	.35	9.71
2018	9.71	.30	(.42)	(.12)	.36	—	.36	9.23
2019	9.23	.30	.82	1.12	.36	—	.36	9.99
Institutional Class
2015	9.94	.32	(.17)	.15	.43	—	.43	9.66
2016	9.66	.31	.35	.66	.40	—	.40	9.92
2017	9.92	.31	(.18)	.13	.37	—	.37	9.68
2018	9.68	.31	(.42)	(.11)	.37	—	.37	9.20
2019	9.20	.30	.82	1.12	.36	—	.36	9.96

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived, Assumed or Reimbursed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

1.12%	$458,704	1.04%	1.04%	2.85%	1.15%	2.74%	36%
6.55	477,010	1.04	1.05	2.78	1.15	2.68	37
.97	462,999	1.04	1.04	2.68	1.15	2.57	52
(1.69)	400,673	1.06	1.06	2.80	1.17	2.69	58
12.00	363,366	1.07	1.07	2.83	1.16	2.74	60

1.53	63,614	.73	.73	3.17	.84	3.06	36
6.78	83,659	.74	.74	3.08	.85	2.97	37
1.32	136,316	.72	.72	2.99	.82	2.89	52
(1.25)	180,286	.72	.72	3.15	.83	3.04	58
12.37	11,518	.75	.75	3.22	.84	3.13	60

1.48	15,025	.63	.63	3.26	.74	3.15	36
6.97	31,395	.63	.63	3.17	.74	3.06	37
1.41	26,127	.63	.63	3.10	.74	2.99	52
(1.18)	23,974	.64	.64	3.23	.75	3.12	58
12.43	23,083	.67	.67	3.19	.76	3.10	60

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(c)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
LIMITED DURATION BOND FUND (e)
Class A
2015	$9.89	$.03	$.04	$.07	$.20	—	$.20	$9.76
2016	9.76	(.03)	.15	.12	.22	—	.22	9.66
2017	9.66	.08	(.06)	.02	.21	—	.21	9.47
2018	9.47	—	(.05)	(.05)	.25	—	.25	9.17
2019	9.17	.21	.19	.40	.26	—	.26	9.31
Advisor Class
2015	9.91	.06	.05	.11	.22	—	.22	9.80
2016	9.80	—	.14	.14	.25	—	.25	9.69
2017	9.69	.13	(.08)	.05	.24	—	.24	9.50
2018	9.50	.03	(.05)	(.02)	.28	—	.28	9.20
2019	9.20	.23	.19	.42	.28	—	.28	9.34
Institutional Class
2015	9.92	.08	.04	.12	.23	—	.23	9.81
2016	9.81	.02	.14	.16	.27	—	.27	9.70
2017	9.70	.11	(.04)	.07	.25	—	.25	9.52
2018	9.52	.04	(.06)	(.02)	.29	—	.29	9.21
2019	9.21	.25	.19	.44	.30	—	.30	9.35

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived, Assumed or Reimbursed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income (Loss)	Expenses***	Net Investment Income (Loss)	Portfolio Turnover Rate

.67%	$26,852	1.05%	1.05%	.37%	1.32%	.10%	57%
1.21	48,342	1.05	1.05	(.25)	1.23	(.43)	54
.22	62,841	1.05	1.05	.85	1.22	.68	60
(.52)	247,902	.89	.89	.02	1.11	(.20)	102
4.37	220,830	.79	.79	2.22	.99	2.02	87

1.08	40,502	.75	.75	.66	1.09	.32	57
1.47	50,645	.75	.75	.04	1.01	(.22)	54
.54	31,638	.75	.75	1.14	1.02	.87	60
(.25)	35,498	.62	.62	.33	.84	.11	102
4.65	56,209	.51	.51	2.47	.69	2.29	87

1.21	6,747	.60	.60	.81	.92	.49	57
1.64	22,296	.60	.60	.20	.82	(.02)	54
.77	41,065	.60	.60	1.30	.82	1.08	60
(.19)	38,822	.47	.47	.46	.68	.25	102
4.83	47,965	.36	.36	2.64	.56	2.44	87

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income (a)(c)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
STRATEGIC INCOME FUND
Class A
2015	$9.94	$.34	$(.57)	$(.23)	$.34	$.07	$.41	$9.30
2016	9.30	.30	.22	.52	.32	.02	.34	9.48
2017	9.48	.30	.05	.35	.30	—	.30	9.53
2018	9.53	.31	(.32)	(.01)	.32	—	.32	9.20
2019	9.20	.30	.12	.42	.30	—	.30	9.32
Advisor Class
2015	9.92	.38	(.56)	(.18)	.38	.07	.45	9.29
2016	9.29	.33	.23	.56	.36	.02	.38	9.47
2017	9.47	.29	.09	.38	.33	—	.33	9.52
2018	9.52	.34	(.32)	.02	.35	—	.35	9.19
2019	9.19	.33	.13	.46	.33	—	.33	9.32

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
***	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
(a)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Based on average shares during the period.
(d)	Due to rounding, amount is less than .005 per share.
(e)	Prior to January 31, 2018, known as Limited Duration High Quality Bond Fund.
(f)	Prior to October 3, 2016, known as Cash Management Fund.

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived, Assumed or Reimbursed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits(b)	Net Expenses Before Fee Credits***(b)	Net Investment Income(a)	Expenses***	Net Investment Income	Portfolio Turnover Rate

(2.37)%	$131,734	.59%	.59%	3.55%	N/A	N/A	40%
5.64	149,190	.58	.58	3.19	N/A	N/A	49
3.73	162,789	.57	.57	3.24	N/A	N/A	37
(.10)	152,180	.56	.56	3.36	N/A	N/A	58
4.67	137,155	.53	.53	3.24	.55	3.22	70

(1.93)	306	.19	.19	3.95	N/A	N/A	40
6.14	415	.17	.17	3.59	N/A	N/A	49
4.14	963	.18	.18	3.66	N/A	N/A	37
.22	759	.21	.21	3.70	N/A	N/A	58
5.11	566	.19	.19	3.60	.21	3.58	70

Financial Highlights

FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30, except as otherwise indicated.

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from

	Net Asset Value, Beginning of Period/ Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Period/ Year
COVERED CALL STRATEGY FUND
Class A
2016(d)	$10.00	$.06	$.33	$.39	$.03	$—	$.03	$10.36
2017	10.36	.10	.85	.95	.11	.02	.13	11.18
2018	11.18	.11	.64	.75	.10	—	.10	11.83
2019	11.83	.12	(.02)	.10	.12	—	.12	11.81
Advisor Class
2016(d)	10.00	.08	.32	.40	.06	—	.06	10.34
2017	10.34	.13	.86	.99	.15	.02	.17	11.16
2018	11.16	.14	.64	.78	.14	—	.14	11.80
2019	11.80	.16	(.02)	.14	.16	—	.16	11.78
Institutional Class
2016(d)	10.00	.09	.33	.42	.07	—	.07	10.35
2017	10.35	.16	.85	1.01	.17	.02	.19	11.17
2018	11.17	.16	.63	.79	.24	—	.24	11.72
2019	11.72	.17	(.02)	.15	.18	—	.18	11.69

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
									Ratio to Average Net
			Ratio to Average Net Assets**						Assets Before Expenses Waived or Assumed
Total Return*		Net Assets End of Period/ Year (in thousands)	Net Expenses After Fee Credits		Net Expenses Before Fee Credits***		Net Investment Income		Expenses***		Net Investment Income		Portfolio Turnover Rate

3.94	%††	$48,514	1.30	%†	1.30	%†	1.19	%†	1.73	%†	.76	%†	83	%††
9.17		167,906	1.30		1.30		1.18		1.36		1.12		121
6.79		237,103	1.30		1.30		.95		1.28		.97		107
.97		211,777	1.30		1.30		1.11		1.28		1.13		34

4.05	††	39,129	.97	†	.97	†	1.64	†	1.50	†	1.11	†	83	††
9.62		109,360	.97		.97		1.53		1.06		1.44		121
7.09		114,275	.97		.97		1.25		1.03		1.19		107
1.25		66,252	1.00		1.00		1.41		.96		1.45		34

4.18	††	4,214	.84	†	.84	†	1.76	†	1.25	†	1.35	†	83	††
9.77		7,334	.84		.84		1.65		.96		1.53		121
7.19		2,913	.84		.84		1.38		.89		1.33		107
1.42		1,477	.87		.87		1.54		.90		1.51		34

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
EQUITY INCOME FUND
Class A
2015	$9.99	$.15	$(.54)	$(.39)	$.15	$.46	$.61	$8.99
2016	8.99	.16	1.08	1.24	.16	.35	.51	9.72
2017	9.72	.16	1.22	1.38	.21	.18	.39	10.71
2018	10.71	.26	.65	.91	.17	.36	.53	11.09
2019	11.09	.15	(.16)	(.01)	.26	1.14	1.40	9.68
Advisor Class
2015	9.99	.19	(.55)	(.36)	.17	.46	.63	9.00
2016	9.00	.20	1.08	1.28	.19	.35	.54	9.74
2017	9.74	.19	1.23	1.42	.21	.18	.39	10.77
2018	10.77	.31	.65	.96	.21	.36	.57	11.16
2019	11.16	.20	(.20)	—	.29	1.14	1.43	9.73
Institutional Class
2015	10.03	.19	(.55)	(.36)	.17	.46	.63	9.04
2016	9.04	.20	1.09	1.29	.20	.35	.55	9.78
2017	9.78	.37	1.06	1.43	.31	.18	.49	10.72
2018	10.72	.31	.66	.97	.21	.36	.57	11.12
2019	11.12	.19	(.17)	.02	.33	1.14	1.47	9.67

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

(4.31)%	$485,342	1.21%	1.21%	1.52%	N/A	N/A	23%
14.16	529,327	1.22	1.22	1.72	N/A	N/A	22
14.46	564,918	1.20	1.20	1.58	N/A	N/A	15
8.68	545,810	1.20	1.20	2.42	N/A	N/A	35
1.83	468,634	1.19	1.19	1.58	N/A	N/A	39

(3.96)	38,482	.84	.84	1.90	N/A	N/A	23
14.63	54,576	.85	.85	2.08	N/A	N/A	22
14.87	71,611	.84	.84	1.94	N/A	N/A	15
9.09	80,387	.85	.85	2.79	N/A	N/A	35
1.97	1,786	.86	.86	2.08	N/A	N/A	39

(3.97)	9,773	.81	.81	1.93	N/A	N/A	23
14.67	2,448	.78	.78	2.08	N/A	N/A	22
14.84	2,193	.80	.80	2.02	N/A	N/A	15
9.21	2,499	.80	.80	2.81	N/A	N/A	35
2.18	1,411	.81	.81	1.94	N/A	N/A	39

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain	Total Distributions	Net Asset Value, End of Year
GLOBAL FUND
Class A
2015	$8.66	$—	$.11	$.11	$—		$1.51	$1.51	$7.26
2016	7.26	.01	.43	.44	.00	(b)	.40	.40	7.30
2017	7.30	.02	1.29	1.31	.01		—	.01	8.60
2018	8.60	(.01)	.89	.88	.04		.63	.67	8.81
2019	8.81	.04	(.35)	(.31)	—		1.00	1.00	7.50
Advisor Class
2015	8.72	.03	.12	.15	—		1.51	1.51	7.36
2016	7.36	.04	.44	.48	.01		.40	.41	7.43
2017	7.43	.06	1.31	1.37	.02		—	.02	8.78
2018	8.78	.02	.91	.93	.05		.63	.68	9.03
2019	9.03	.07	(.36)	(.29)	—		1.00	1.00	7.74
Institutional Class
2015	8.75	.04	.11	.15	—		1.51	1.51	7.39
2016	7.39	.04	.45	.49	.01		.40	.41	7.47
2017	7.47	.06	1.31	1.37	.02		—	.02	8.82
2018	8.82	.03	.91	.94	.05		.63	.68	9.08
2019	9.08	.07	(.35)	(.28)	—		1.00	1.00	7.80

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income (Loss)	Expenses***	Net Investment Income (Loss)	Portfolio Turnover Rate

.87%	$331,382	1.47%	1.47%	(.01)%	1.52%	(.06)%	97%
6.03	339,956	1.47	1.47	.09	1.52	.04	94
17.99	379,176	1.44	1.44	.30	1.49	.25	117
10.69	393,697	1.43	1.43	(.16)	1.48	(.21)	132
(1.48)	344,592	1.44	1.44	.55	1.46	.53	119

1.37	114,556	1.06	1.06	.43	1.11	.38	97
6.48	169,088	1.05	1.05	.53	1.10	.48	94
18.46	191,839	1.04	1.04	.70	1.09	.65	117
11.03	228,234	1.05	1.05	.25	1.10	.20	132
(1.20)	75,077	1.09	1.09	.95	1.11	.93	119

1.37	2,955	1.02	1.02	.45	1.07	.40	97
6.61	3,288	1.01	1.01	.55	1.06	.50	94
18.38	3,800	1.00	1.00	.74	1.05	.69	117
11.12	4,419	1.00	1.00	.29	1.05	.24	132
(1.08)	1,946	1.02	1.02	.95	1.04	.93	119

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
GROWTH & INCOME FUND
Class A
2015	$22.76	$.20	$(1.37)	$(1.17)	$.19	$1.05	$1.24	$20.35
2016	20.35	.26	2.07	2.33	.24	.93	1.17	21.51
2017	21.51	.25	2.66	2.91	.37	.75	1.12	23.30
2018	23.30	.26	2.11	2.37	.32	.94	1.26	24.41
2019	24.41	.27	(.54)	(.27)	.27	4.02	4.29	19.85
Advisor Class
2015	22.84	.29	(1.38)	(1.09)	.24	1.05	1.29	20.46
2016	20.46	.35	2.08	2.43	.29	.93	1.22	21.67
2017	21.67	.33	2.69	3.02	.48	.75	1.23	23.46
2018	23.46	.35	2.11	2.46	.40	.94	1.34	24.58
2019	24.58	.33	(.55)	(.22)	.47	4.02	4.49	19.87
Institutional Class
2015	22.78	.29	(1.39)	(1.10)	.24	1.05	1.29	20.39
2016	20.39	.35	2.07	2.42	.30	.93	1.23	21.58
2017	21.58	.34	2.67	3.01	.45	.75	1.20	23.39
2018	23.39	.36	2.12	2.48	.41	.94	1.35	24.52
2019	24.52	.35	(.56)	(.21)	.37	4.02	4.39	19.92

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

(5.62)%	$1,496,803	1.15%	1.15%	.89%	N/A	N/A	23%
11.72	1,588,423	1.16	1.16	1.28	N/A	N/A	23
13.99	1,675,590	1.15	1.15	1.13	N/A	N/A	16
10.35	1,653,563	1.14	1.14	1.08	N/A	N/A	34
2.02	1,464,393	1.13	1.13	1.37	N/A	N/A	55

(5.24)	141,229	.75	.75	1.29	N/A	N/A	23
12.18	132,486	.77	.77	1.68	N/A	N/A	23
14.42	166,851	.78	.78	1.50	N/A	N/A	16
10.73	142,220	.79	.79	1.44	N/A	N/A	34
2.26	21,597	.83	.83	1.66	N/A	N/A	55

(5.27)	9,380	.75	.75	1.29	N/A	N/A	23
12.18	10,596	.74	.74	1.70	N/A	N/A	23
14.47	10,839	.74	.74	1.54	N/A	N/A	16
10.85	11,067	.74	.74	1.49	N/A	N/A	34
2.34	5,597	.75	.75	1.75	N/A	N/A	55

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Period/ Year	Net Investment Income (Loss)(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain	Total Distributions		Net Asset Value, End of Period/ Year
HEDGED U.S. EQUITY OPPORTUNITIES FUND
Class A
2016(c)	$10.00	$—	$(.09)	$(.09)	$—		$—	$—		$9.91
2017	9.91	(.02)	.88	.86	—		—	—		10.77
2018	10.77	(.03)	1.16	1.13	—		—	—		11.90
2019	11.90	(.01)	.68	.67	—		.21	.21		12.36
Advisor Class
2016(c)	10.00	—	(.09)	(.09)	—		—	—		9.91
2017	9.91	.01	.89	.90	.00	(b)	—	.00	(b)	10.81
2018	10.81	.02	1.16	1.18	—		—	—		11.99
2019	11.99	.03	.67	.70	.00	(b)	.21	.21		12.48
Institutional Class
2016(c)	10.00	.01	(.10)	(.09)	—		—	—		9.91
2017	9.91	.02	.89	.91	.00	(b)	—	.00	(b)	10.82
2018	10.82	.02	1.17	1.19	—		—	—		12.01
2019	12.01	.04	.69	.73	.00	(b)	.21	.21		12.53

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
									Ratio to Average Net
			Ratio to Average Net Assets**						Assets Before Expenses Waived or Assumed
Total Return*		Net Assets End of Period/ Year (in thousands)	Net Expenses After Fee Credits		Net Expenses Before Fee Credits***		Net Investment Income (Loss)		Expenses***		Net Investment Income (Loss)	Portfolio Turnover Rate

(.90	)%††	$9,265	1.75	%†	1.75	%†	(.02	)%†	4.24	%†	(2.51)%†	7	%††
8.68		44,228	1.75		1.75		(.21)		2.09		(.55)	75
10.49		66,746	1.75		1.75		(.22)		1.76		(.23)	56
5.92		78,297	1.75		1.75		(.05)		1.68		.02	124

(.90	)††	24,539	1.42	†	1.42	†	.26	†	3.37	†	(1.69)†	7	††
9.11		33,770	1.42		1.42		.10		1.76		(.24)	75
10.92		94,955	1.42		1.42		.16		1.40		.18	56
6.14		44,543	1.42		1.42		.27		1.39		.30	124

(.90	)††	99	1.31	†	1.31	†	.30	†	3.24	†	(1.63)†	7	††
9.21		472	1.31		1.31		.23		1.74		(.20)	75
11.00		574	1.31		1.31		.21		1.39		.13	56
6.39		341	1.31		1.31		.37		1.30		.38	124

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
INTERNATIONAL FUND
Class A
2015	$13.06	$.05	$(.41)	$(.36)	$.05	$—	$.05	$12.65
2016	12.65	.06	1.05	1.11	.05	—	.05	13.71
2017	13.71	.02	2.02	2.04	.07	—	.07	15.68
2018	15.68	.01	.28	.29	.02	—	.02	15.95
2019	15.95	.03	.88	.91	.03	.96	.99	15.87
Advisor Class
2015	13.13	.11	(.43)	(.32)	.05	—	.05	12.76
2016	12.76	.11	1.06	1.17	.06	—	.06	13.87
2017	13.87	.08	2.05	2.13	.08	—	.08	15.92
2018	15.92	.08	.27	.35	.03	—	.03	16.24
2019	16.24	.09	.90	.99	.04	.96	1.00	16.23
Institutional Class
2015	13.19	.12	(.43)	(.31)	.10	—	.10	12.78
2016	12.78	.13	1.07	1.20	.07	—	.07	13.91
2017	13.91	.09	2.05	2.14	.09	—	.09	15.96
2018	15.96	.09	.29	.38	.04	—	.04	16.30
2019	16.30	.07	.93	1.00	.05	.96	1.01	16.29

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

(2.78)%	$194,991	1.64%	1.64%	.40%	N/A	N/A	27%
8.80	209,205	1.61	1.61	.45	N/A	N/A	28
15.00	238,770	1.58	1.58	.17	N/A	N/A	38
1.83	259,683	1.56	1.56	.09	N/A	N/A	36
7.01	248,302	1.55	1.55	.19	N/A	N/A	76

(2.45)	57,623	1.24	1.24	.83	N/A	N/A	27
9.22	81,525	1.23	1.24	.85	N/A	N/A	28
15.50	111,334	1.18	1.18	.59	N/A	N/A	38
2.21	136,628	1.18	1.18	.48	N/A	N/A	36
7.43	200,720	1.17	1.17	.61	N/A	N/A	76

(2.33)	2,347	1.14	1.14	.89	N/A	N/A	27
9.39	2,695	1.12	1.12	.95	N/A	N/A	28
15.54	3,274	1.09	1.09	.65	N/A	N/A	38
2.36	3,509	1.09	1.09	.56	N/A	N/A	36
7.46	1,352	1.09	1.09	.44	N/A	N/A	76

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
OPPORTUNITY FUND
Class A
2015	$40.90	$.04	$(.39)	$(.35)	$.06	$2.70	$2.76	$37.79
2016	37.79	.20	2.52	2.72	.04	3.18	3.22	37.29
2017	37.29	.11	6.03	6.14	.22	1.35	1.57	41.86
2018	41.86	.39	2.31	2.70	.12	2.38	2.50	42.06
2019	42.06	.12	(.60)	(.48)	.38	3.41	3.79	37.79
Advisor Class
2015	41.20	.16	(.40)	(.24)	.08	2.70	2.78	38.18
2016	38.18	.30	2.56	2.86	.07	3.18	3.25	37.79
2017	37.79	.24	6.12	6.36	.24	1.35	1.59	42.56
2018	42.56	.61	2.27	2.88	.15	2.38	2.53	42.91
2019	42.91	.23	(.58)	(.35)	.40	3.41	3.81	38.75
Institutional Class
2015	41.15	.22	(.40)	(.18)	.20	2.70	2.90	38.07
2016	38.07	.36	2.54	2.90	.08	3.18	3.26	37.71
2017	37.71	.27	6.12	6.39	.26	1.35	1.61	42.49
2018	42.49	.59	2.33	2.92	.16	2.38	2.54	42.87
2019	42.87	.27	(.59)	(.32)	.43	3.41	3.84	38.71

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

(1.16)%	$818,955	1.20%	1.20%	.11%	N/A	N/A	37%
7.39	880,274	1.22	1.22	.54	N/A	N/A	36
16.99	1,002,618	1.20	1.20	.27	N/A	N/A	32
6.49	1,010,312	1.20	1.20	.93	N/A	N/A	35
.80	915,339	1.19	1.20	.32	N/A	N/A	47

(.87)	48,322	.91	.91	.40	N/A	N/A	37
7.69	73,477	.93	.93	.83	N/A	N/A	36
17.37	81,773	.88	.88	.59	N/A	N/A	32
6.82	149,481	.89	.89	1.42	N/A	N/A	35
1.14	10,325	.91	.92	.62	N/A	N/A	47

(.74)	4,228	.78	.78	.52	N/A	N/A	37
7.84	4,975	.79	.79	.98	N/A	N/A	36
17.49	5,678	.78	.78	.70	N/A	N/A	32
6.95	5,793	.77	.77	1.38	N/A	N/A	35
1.23	2,338	.77	.78	.73	N/A	N/A	47

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Period/ Year	Net Investment Income (Loss)(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain	Total Distributions		Net Asset Value, End of Period/ Year
PREMIUM INCOME FUND
Class A
2018(e)	$10.00	$.08	$.23	$.31	$.05		$—	$.05		$10.26
2019	10.26	.18	.05	.23	.17		.18	.35		10.14
Advisor Class
2018(e)	10.00	.10	.22	.32	.06		—	.06		10.26
2019	10.26	.20	.07	.27	.19		.18	.37		10.16
Institutional Class
2018(e)	10.00	.10	.23	.33	.17		—	.17		10.16
2019	10.16	.20	(.27)	(.07)	4.38		.18	4.56		5.53

SELECT GROWTH FUND
Class A
2015	$10.97	$.02	$.65	$.67	$.00	(b)	$—	$.00	(b)	$11.64
2016	11.64	.02	.73	.75	.02		1.13	1.15		11.24
2017	11.24	—	2.38	2.38	.03		1.55	1.58		12.04
2018	12.04	(.01)	2.66	2.65	.01		1.07	1.08		13.61
2019	13.61	.02	(.92)	(.90)	—		.62	.62		12.09
Advisor Class
2015	11.01	.07	.66	.73	.01		—	.01		11.73
2016	11.73	.07	.73	.80	.03		1.13	1.16		11.37
2017	11.37	.05	2.40	2.45	.04		1.55	1.59		12.23
2018	12.23	.04	2.71	2.75	.02		1.07	1.09		13.89
2019	13.89	.06	(.94)	(.88)	.01		.62	.63		12.38
Institutional Class
2015	11.06	.07	.66	.73	.02		—	.02		11.77
2016	11.77	.07	.74	.81	.03		1.13	1.16		11.42
2017	11.42	.05	2.41	2.46	.04		1.55	1.59		12.29
2018	12.29	.05	2.72	2.77	.02		1.07	1.09		13.97
2019	13.97	.07	(.95)	(.88)	.01		.62	.63		12.46

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
								Ratio to Average Net
		Ratio to Average Net Assets**						Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Period/ Year (in thousands)	Net Expenses After Fee Credits		Net Expenses Before Fee Credits***		Net Investment Income (Loss)		Expenses***		Net Investment Income		Portfolio Turnover Rate

3.06%††	$41,688	1.30	%†	1.30	%†	1.57	%†	2.07	%†	.80	%†	77	%††
2.33	60,830	1.30		1.30		1.74		1.35		1.69		63

3.18 ††	34,170	1.02	†	1.02	†	1.86	†	1.52	†	1.36	†	77	††
2.67	67,844	1.05		1.05		1.98		1.10		1.93		63

3.27 ††	3,877	.89	†	.89	†	1.88	†	1.88	†	.89	†	77	††
2.90	29	.90		.90		2.06		1.05		1.91		63

6.12%	$352,651	1.25%		1.25%		.16%		N/A		N/A		48%
6.50	373,279	1.27		1.27		.22		N/A		N/A		59
24.16	444,933	1.25		1.25		.00		N/A		N/A		58
23.22	570,309	1.22		1.22		(.06)		N/A		N/A		37
(6.01)	507,351	1.19		1.19		.16		1.20		.15		51

6.61	46,793	.84		.84		.57		N/A		N/A		48
6.93	66,588	.85		.86		.62		N/A		N/A		59
24.61	81,203	.84		.84		.40		N/A		N/A		58
23.74	194,554	.83		.83		.34		N/A		N/A		37
(5.74)	143,304	.88		.88		.50		.89		.49		51

6.56	3,608	.82		.82		.59		N/A		N/A		48
7.00	3,915	.83		.83		.66		N/A		N/A		59
24.61	4,950	.82		.82		.43		N/A		N/A		58
23.81	7,836	.80		.80		.35		N/A		N/A		37
(5.66)	4,044	.79		.79		.57		.80		.56		51

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
SPECIAL SITUATIONS FUND
Class A
2015	$26.65	$.02	$.07	$.09	$.04	$1.43	$1.47	$25.27
2016	25.27	.17	2.36	2.53	.02	1.44	1.46	26.34
2017	26.34	—	5.24	5.24	.16	.24	.40	31.18
2018	31.18	.03	2.29	2.32	.01	.87	.88	32.62
2019	32.62	.09	(3.69)	(3.60)	.08	3.83	3.91	25.11
Advisor Class
2015	26.71	.10	.08	.18	.08	1.43	1.51	25.38
2016	25.38	.23	2.39	2.62	.04	1.44	1.48	26.52
2017	26.52	.08	5.29	5.37	.18	.24	.42	31.47
2018	31.47	.14	2.32	2.46	.04	.87	.91	33.02
2019	33.02	.18	(3.72)	(3.54)	.10	3.83	3.93	25.55
Institutional Class
2015	26.84	.14	.08	.22	.16	1.43	1.59	25.47
2016	25.47	.28	2.39	2.67	.05	1.44	1.49	26.65
2017	26.65	.12	5.31	5.43	.18	.24	.42	31.66
2018	31.66	.17	2.34	2.51	.05	.87	.92	33.25
2019	33.25	.21	(3.76)	(3.55)	.12	3.83	3.95	25.75

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income (Loss)	Expenses***	Net Investment Income	Portfolio Turnover Rate

.12%	$432,235	1.32%	1.32%	.07%	1.33%	.06%	43%
10.35	472,720	1.33	1.34	.68	1.34	.68	39
20.06	549,780	1.31	1.31	(.01)	N/A	N/A	27
7.50	580,730	1.29	1.29	.08	N/A	N/A	48
(9.54)	476,826	1.31	1.31	.36	N/A	N/A	51

.46	38,790	1.02	1.03	.37	1.04	.36	43
10.67	59,159	1.03	1.03	.94	1.04	.93	39
20.45	120,912	.97	.97	.34	N/A	N/A	27
7.86	140,657	.95	.95	.43	N/A	N/A	48
(9.19)	12,228	1.01	1.01	.69	N/A	N/A	51

.60	5,905	.88	.88	.51	.89	.50	43
10.84	6,914	.88	.89	1.11	.90	1.10	39
20.56	8,712	.87	.87	.42	N/A	N/A	27
7.98	9,592	.86	.86	.52	N/A	N/A	48
(9.16)	3,898	.88	.88	.79	N/A	N/A	51

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
TOTAL RETURN FUND
Class A
2015	$19.63	$.21	$(.68)	$(.47)	$.28	$.67	$.95	$18.21
2016	18.21	.23	1.26	1.49	.27	.43	.70	19.00
2017	19.00	.23	1.27	1.50	.32	.30	.62	19.88
2018	19.88	.31	.74	1.05	.36	.35	.71	20.22
2019	20.22	.28	.39	.67	.34	1.52	1.86	19.03
Advisor Class
2015	19.64	.29	(.69)	(.40)	.31	.67	.98	18.26
2016	18.26	.26	1.27	1.53	.32	.43	.75	19.04
2017	19.04	.32	1.30	1.62	.38	.30	.68	19.98
2018	19.98	.37	.75	1.12	.43	.35	.78	20.32
2019	20.32	.34	.40	.74	.44	1.52	1.96	19.10
Institutional Class
2015	19.65	.29	(.70)	(.41)	.28	.67	.95	18.29
2016	18.29	.31	1.28	1.59	.32	.43	.75	19.13
2017	19.13	.32	1.27	1.59	.37	.30	.67	20.05
2018	20.05	.40	.74	1.14	.46	.35	.81	20.38
2019	20.38	.35	.41	.76	.48	1.52	2.00	19.14

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
***	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Based on average shares during the period.
(b)	Due to rounding, amount is less than .005 per share.
(c)	For the period August 1, 2016 (commencement of operations) to September 30, 2016.
(d)	For the period April 1, 2016 (commencement of operations) to September 30, 2016.
(e)	For the period April 2, 2018 (commencement of operations) to September 30, 2018.

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

(2.65)%	$784,281	1.18%	1.18%	1.05%	N/A	N/A	40%
8.36	845,726	1.19	1.19	1.27	N/A	N/A	63
8.09	877,311	1.19	1.19	1.22	N/A	N/A	39
5.32	889,473	1.18	1.18	1.55	N/A	N/A	53
4.58	800,910	1.17	1.17	1.50	N/A	N/A	59

(2.24)	976	.78	.78	1.44	N/A	N/A	40
8.55	1,213	.82	.82	1.63	N/A	N/A	63
8.69	996	.80	.80	1.61	N/A	N/A	39
5.69	1,006	.84	.84	1.83	N/A	N/A	53
4.93	1,166	.85	.85	1.80	N/A	N/A	59

(2.28)	30,644	.77	.77	1.47	N/A	N/A	40
8.88	32,525	.77	.77	1.68	N/A	N/A	63
8.50	33,545	.77	.77	1.65	N/A	N/A	39
5.77	34,555	.77	.77	1.96	N/A	N/A	53
5.06	1,976	.79	.79	1.86	N/A	N/A	59

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds
First Investors Equity Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Floating Rate Fund, Fund For Income, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration Bond Fund and Strategic Income Fund, (the “Income Funds”), each a series of the First Investors Income Funds and the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Premium Income Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (the “Equity Funds”), each a series of First Investors Equity Funds, including the portfolio of investments, as of September 30, 2019, the related statement of operations, the statements of changes in net assets for each of the periods indicated, and financial highlights for each of the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Income Funds and Equity Funds as of September 30, 2019, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Income Funds’ and Equity Funds’ management. Our responsibility is to express an opinion on the Income Funds’ and Equity Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Income Funds and Equity Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the First Investors Family of Funds since 1978.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Income Funds and Equity Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Income Funds’ and Equity Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2019

Board Considerations of Advisory Contracts and Fees

(unaudited)

FIRST INVESTORS INCOME FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Brandywine Global Investment Management, LLC and Muzinich & Co., Inc.

The First Investors Income Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (and sub-advisory agreement, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has six regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (and sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (and sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, portfolio turnover rates, risk management (including as it relates to cybersecurity risk), compliance monitoring, and the services and support provided to each fund and its shareholders. In addition the Board meets with representatives of each sub-adviser in person at least once per year.

On April 18, 2019 (the “April Meeting”), the Independent Trustees met telephonically with senior management personnel of Foresters Investment Management Company, Inc. (“FIMCO”), which is the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (and sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met telephonically in executive session with Independent Legal Counsel on April 15, 2019, prior to the April Meeting, to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 16, 2019 (the “May Meeting”). In addition, Independent Legal Counsel, in conjunction with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided prior to the May Meeting.

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Floating Rate Fund, Fund For Income, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration Bond Fund and Strategic Income Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with: (1) Brandywine Global Investment Management, LLC (“Brandywine”) with respect to the International Opportunities Bond Fund; and (2) Muzinich & Co., Inc. (“Muzinich”) with respect to the Floating Rate Fund, Fund For Income, Investment Grade Fund and Limited Duration Bond Fund. The International Opportunities Bond Fund, Floating Rate Fund, Fund For Income, Investment Grade Fund and Limited Duration Bond Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, Brandywine and Muzinich and various reports on compliance and other services provided by FIMCO and its affiliates.

In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Broadridge (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. The Board also considered that FIMCO charges different fee rates to various mutual funds that have similar investment mandates and FIMCO’s explanation for these differences.

Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds and, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Foresters Investor Services, Inc. (“FIS”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of

Board Considerations of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS INCOME FUNDS

certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO’s and each sub-adviser’s cybersecurity practices and related controls and business continuity plans; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO related to the decision by The Independent Order of Foresters, the parent company of FIMCO, to sell its U.S. North American Asset Management businesses including FIMCO and that part of FIMCO’s business relating to the operation of the Funds to Macquarie Management Holdings, Inc., which would result in the reorganization of each of the Funds into corresponding series of the Delaware Funds by Macquarie (the “Reorganizations”), and that such Reorganizations were expected to be completed during the last quarter of the year, if approved by the Board at a meeting to be held on June 10, 2019, and by shareholders of the Funds. In addition to evaluating, among other considerations, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Brandywine and Muzinich furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by Brandywine and Muzinich to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by Brandywine and Muzinich and a comparison of those fee rates to the fee rates of Brandywine and Muzinich for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by Brandywine and Muzinich; and (4) any “fall out” or ancillary benefits accruing to Brandywine and Muzinich as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information requests in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and to raise no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel prior to the April Meeting and prior to and during the May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for

the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements and different Trustees may have given different weight to different factors. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and the Sub-Advisory Agreements with Brandywine and Muzinich.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies as well as new laws and regulatory initiatives; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices (as applicable), portfolio allocation and best execution. The Board noted that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-Advised Funds as it does for the other funds that do not employ a sub-adviser. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the

Board Considerations of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS INCOME FUNDS

steps that FIMCO has taken to encourage strong performance, including the manner in which portfolio managers and analysts are provided significant incentive compensation for good Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that FIS is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, FIS can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through Foresters Financial Services, Inc. (“FFS”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Brandywine and Muzinich to the applicable Sub-Advised Funds. The Board considered Brandywine’s and Muzinich’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of its personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each Sub-Advised Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by Brandywine and Muzinich were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Broadridge. In particular, the Board reviewed the total return of each Fund, as applicable, over the most recent calendar year (“1-year period”) and the annualized total return over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the total return information provided by FIMCO for each Fund through April 30, 2019. The Board also reviewed the annual yield of each Fund for each of the past five calendar years (or shorter period as applicable). With regard to the total return and yield information, the Board considered the total return and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield. The Board also considered FIMCO’s representations that it monitors to ensure portfolio managers invest in a manner consistent with the mandate for the Fund or Funds they manage. The Board also considered a special performance report prepared by FIMCO analyzing the performance of the Limited Duration Bond Fund.

On a Fund-by-Fund basis, the total return performance reports indicated, and the Board noted, that: (i) the Floating Rate Fund fell within the fifth quintile for the 3-year period and 5-year period and in the second quintile for the 1-year period; (ii) the Fund For Income fell within the fourth quintile for the 3-year period and 5-year period and in the second quintile for the 1-year period; (iii) the Government Cash Management Fund fell within the fourth quintile for each of the performance periods shown by Broadridge; (iv) the International Opportunities Bond Fund fell within the fifth quintile for the 1-year period and 5-year period and in the fourth quintile for the 3-year period; (v) the Investment Grade Fund fell within the fifth quintile for the 3-year period and 5-year period and in the second quintile for the 1-year period; (vi) the Limited Duration Bond Fund fell within the fifth quintile for the 1-year period and 3-year period (the only periods for which information was provided due to the short operating history of the Fund); and (vii) the Strategic Income Fund fell within the fifth quintile for the 3-year period and 5-year period and in the second quintile for the 1-year period. With respect to the Limited Duration Bond Fund, the Board considered FIMCO’s explanations regarding the Fund’s underperformance and strategy going forward.

The Board also reviewed the yields of the Funds and noted that the yield for: (i) the Floating Rate Fund fell outside of the top three quintiles for each of the past five calendar years; (ii) the Fund For Income fell within one of the top three quintiles for three of the past five calendar years; (iii) the Government Cash Management Fund fell outside of the top three quintiles for each of the past five calendar years; (iv) the International Opportunities Bond Fund fell within one of the top three quintiles for four of the past five calendar years; (v) the Investment Grade Fund fell within one of the top two quintiles for each of the past five calendar years; (vi) the Limited Duration Bond Fund fell within one of the top two quintiles for each of the past four years (the only periods available due to its relatively short operating history); and (vii) the Strategic Income Fund fell outside of the top three quintiles for each of the past five calendar years. Moreover, the Board considered the volatility versus total return data provided by Broadridge as well as FIMCO’s representation that it believes that the Funds generally use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address certain periods of underperformance.

Board Considerations of Advisory Contracts and Fees (continued) (unaudited)

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Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Broadridge comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that it had previously approved the: (i) extension, on a contractual basis, of the existing total expense cap limitation for the Government Cash Management Fund until January 31, 2020; (ii) the imposition, on a contractual basis, of a management fee cap for the Investment Grade Fund until January 1, 2020; (iii) extension, on a contractual basis, of the existing total expense cap for the Limited Duration Bond Fund until January 1, 2020; and (iv) imposition, on a contractual basis, of a total expense cap for Class A shares of the Floating Rate Fund. The Board also considered that, with respect to the Government Cash Management Fund, FIMCO has historically waived a significant portion of its management fees and reimbursed a portion of other expenses to avoid a negative return for shareholders during periods of historically low interest rates during recent prior years. In particular, the Board noted that: (i) the Floating Rate Fund’s contractual management fee was in the first quintile and actual management fee was in the second quintile of its Peer Group; (ii) the Fund For Income’s contractual and actual management fees were in the fifth quintile of its Peer Group; (iii) the Government Cash Management Fund’s contractual management fee was in the third quintile and actual management fee was in the first quintile of its Peer Group; (iv) the International Opportunities Bond Fund’s contractual management fee was in the fourth quintile and actual management fee was in the fifth quintile of its Peer Group; (v) the Investment Grade Fund’s contractual and actual management fees were in the fifth quintile of its Peer Group; (vi) the Limited Duration Bond Fund’s contractual and actual management fees were in the third quintile of its Peer Group; and (vii) the Strategic Income Fund’s contractual management fee was in the first quintile and actual management fee was in the fifth quintile of its Peer Group (although there were only a limited number of peers in the Peer Group). The Board also considered that FIMCO had agreed to voluntarily waive 15 basis points of the management fee of the International Opportunities Bond Fund and its entire 5 basis points management fee on the Strategic Income Fund for a period of one year in response to a Board request at the May Meeting.

The Board also reviewed the information compiled by Broadridge comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and Rule 12b-1/non-Rule 12b-1 shareholder service fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Floating Rate Fund and Government Cash Management was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees for each Fund except the Floating Rate Fund and Government Cash Management Fund was not in the top three quintiles of their respective Peer Groups. The Board also considered that FIMCO had proposed, and the Board had previously approved, to lower the Rule 12b-1 fee by 5 basis points for each of the Fund For Income, International Opportunities Bond Fund, Investment Grade Fund and Strategic Income Fund effective as of April 1, 2019 and that, as a result, the total expense ratios of such Funds would be reduced going forward. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the average account size of many of the First Investors funds is small by comparison to the industry average account size and that funds with small average account sizes generally have higher expense ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (iii) overall Fund expenses cover certain check-writing and wiring privileges for Government Cash Management Fund shareholders at no additional cost; and (iv) Broadridge expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Broadridge’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Broadridge’s methodology, the Board believed that the data provided by Broadridge was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of Brandywine and Muzinich with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays Brandywine and Muzinich, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying Brandywine and Muzinich a fee directly. The Board also considered arrangements pursuant to which Muzinich (but not its Sub-Advised Funds) pays a portion of its sub-advisory fee to a solicitor that introduced Muzinich to FIMCO. Brandywine and Muzinich provided, and the Board reviewed, information comparing the fees charged by Brandywine and Muzinich for services to the respective Sub-Advised Funds versus the fee rates of Brandywine and Muzinich for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Brandywine and Muzinich, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees Brandywine and Muzinich charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded

Board Considerations of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS INCOME FUNDS

that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2018, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is substantially lower than the average of such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. Based on the information provided, the Board also noted that FIMCO operates the Limited Duration Bond Fund and Strategic Income Fund at a loss. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by Brandywine and Muzinich.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Strategic Income Fund and Government Cash Management Fund, includes breakpoints to account for management economies of scale as each Fund’s assets increase. With respect to the Strategic Income Fund and Government Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Brandywine and Muzinich as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO and Brandywine (but not Muzinich) may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered the profits earned by FIS and the revenues received by FFS as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

Board Considerations of Advisory Contracts and Fees
(unaudited)

FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Muzinich & Co., Inc., Smith Group Asset Management, LP, Vontobel Asset Management, Inc., Wellington Management Company, LLP and Ziegler Capital Management, LLC

The First Investors Equity Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (and sub-advisory agreements, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has six regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (and sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (and sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, risk management (including as it relates to cybersecurity risk), compliance monitoring, and the services and support provided to each fund and its shareholders. In addition, the Board meets with representatives of each sub-adviser in person at least once per year.

On April 18, 2019 (the “April Meeting”), the Independent Trustees met telephonically with senior management personnel of Foresters Investment Management Company, Inc. (“FIMCO”), which is the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (and sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met telephonically in executive session with Independent Legal Counsel on April 15, 2019, prior to the April Meeting, to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 16, 2019 (the “May Meeting”). In addition, Independent Legal Counsel, in conjunction with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided prior to the May Meeting.

Board Considerations of Advisory Contracts and Fees (continued) (unaudited)

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At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Premium Income Fund, Select Growth Fund, Special Situations Fund and Total Return Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Muzinich & Co. Inc. (“Muzinich”) with respect to the Total Return Fund; (2) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; (3) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund; (4) Wellington Management Company, LLP (“WMC”) with respect to the Hedged U.S. Equity Opportunities Fund; and (5) Ziegler Capital Management, LLC (“Ziegler”) with respect to the Covered Call Strategy Fund and Premium Income Fund. The Total Return Fund, Select Growth Fund, International Fund, Hedged U.S. Equity Opportunities Fund, Covered Call Strategy Fund and Premium Income Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, Muzinich, Smith Group, Vontobel, Wellington and Ziegler and various reports on compliance and other services provided by FIMCO and its affiliates.

In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Broadridge (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. The Board also considered that FIMCO charges different fee rates to various mutual funds that have similar investment mandates and FIMCO’s explanation for these differences.

Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds and, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Foresters Investor Services, Inc. (“FIS”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO’s and each sub-adviser’s cybersecurity practices and related controls and business continuity plans; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO related to the decision by The Independent Order of Foresters, the parent company of FIMCO, to sell its U.S. North American Asset Management businesses including FIMCO and that part of FIMCO’s business relating to the operation of the Funds to Macquarie Management Holdings, Inc., which would result in the reorganization of each of the Funds into corresponding series of the Delaware Funds by Macquarie (the “Reorganizations”), and that such Reorganizations were expected to be completed during the last quarter of the year, if approved by the Board at a meeting to be held on June 10, 2019, and by shareholders of the Funds. In addition to evaluating, among other considerations, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Muzinich, Smith Group, Vontobel, WMC and Ziegler furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by Muzinich, Smith Group, Vontobel, WMC and Ziegler to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by Muzinich, Smith Group, Vontobel, WMC and Ziegler and a comparison of those fee rates to the fee rates of Muzinich, Smith Group, Vontobel, WMC and Ziegler for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by Muzinich, Smith Group, Vontobel, WMC and Ziegler; and (4) any “fall out” or ancillary benefits accruing to Muzinich, Smith Group, Vontobel, WMC and Ziegler as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information requests in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and to raise no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover,

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the Independent Trustees received assistance from and met separately with Independent Legal Counsel prior to the April Meeting and prior to and during the May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements and different Trustees may have given different weight to different factors. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with Muzinich, Smith Group, Vontobel, WMC and Ziegler.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies as well as new laws and regulatory initiatives; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices (as applicable), portfolio allocation and best execution. The Board also noted

that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-Advised Funds as it does for the other funds that do not employ a sub-adviser. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including the manner in which portfolio managers and analysts are provided significant incentive compensation for good Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that FIS is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, FIS can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through Foresters Financial Services, Inc. (“FFS”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Muzinich, Smith Group, Vontobel, WMC and Ziegler to the applicable Sub-Advised Funds. The Board considered Muzinich’s, Smith Group’s, Vontobel’s, WMC’s and Ziegler’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each Sub-Advised Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by Muzinich, Smith Group, Vontobel, WMC and Ziegler were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Broadridge. In particular, the Board reviewed the performance of each Fund, as applicable, over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar

Board Considerations of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS EQUITY FUNDS

year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2019. With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance. The Board also considered FIMCO’s representations that it monitors to ensure portfolio managers invest in a manner consistent with the mandate for the Fund or Funds they manage. The Board also considered a special performance report prepared by FIMCO analyzing the performance of the Opportunity Fund.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund except the Growth & Income Fund, Opportunity Fund, Total Return Fund and Covered Call Strategy Fund fell within one of the top three quintiles for at least one of the performance periods provided by Broadridge. The Board also noted that the Premium Income Fund had no quintile information provided by Broadridge because of its short operating history. In particular, the Board noted that: (i) the Equity Income Fund fell within the top three quintiles for the 1-year period; (ii) the Global Fund fell within the top three quintiles for the 5-year period; (iii) the International Fund fell within the top three quintiles for the 1-year period, 3-year period and 5-year period; (iv) the Select Growth Fund fell within the top three quintiles for the 3-year period and 5-year period; (v) the Special Situations Fund fell within the top three quintiles for the 5-year period; and (vi) the Hedged U.S. Equity Opportunities Fund fell within the top three quintiles for the 1-year period (the only period for which performance information was provided due to the short operating history of the Fund). With respect to the Growth & Income Fund and Total Return Fund, the Board considered that while each Fund did not fall within the top three quintiles for any of the periods, there was improvement in each Fund’s shorter term performance over the 1-year period. With respect to the Opportunity Fund, the Board considered FIMCO’s explanations regarding the Fund’s underperformance and noted that FIMCO had added a new assistant portfolio manager on the Fund recently. The Board also considered that the Covered Call Strategy Fund had a short operating history with only one full year of performance information. The Board also considered the volatility versus total return data provided by Broadridge as well as FIMCO’s representation that it believes that the Funds generally use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address certain periods of underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Broadridge comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that it had previously approved the extension of the contractual total expense cap for the Premium Income Fund until January 1, 2020. In particular, the Board noted that: (i) the contractual and actual management fees for all of the Funds except the Equity Income Fund, Global Fund, International Fund, Total Return Fund and Hedged U.S. Equity Opportunities Fund were in the top three quintiles of their respective Peer Groups; (ii) the Equity Income Fund’s contractual management fee was in the third quintile and actual management fee was in the fourth quintile of its Peer Group; (iii) the Global Fund’s, International Fund’s and Hedged U.S. Equity Opportunities Fund’s contractual and actual management fees were in the fifth quintile of their respective Peer Groups; and (iv) the Total Return Fund’s contractual management fee was in the fourth quintile and actual management fee was in the fifth quintile of its Peer Group.

The Board also reviewed the information compiled by Broadridge comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and Rule 12b-1/non-Rule 12b-1 shareholder service fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Opportunity Fund, Select Growth Fund and Premium Income Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees was in the top three quintiles for all of the Funds except the Equity Income Fund, Global Fund, International Fund, Total Return Fund and Hedged U.S. Equity Opportunities Fund. The Board also considered that FIMCO had proposed, and the Board had previously approved, to lower the Rule 12b-1 fee by 5 basis points for each of the Equity Income Fund, Global Fund, Growth & Income Fund, International Fund, Opportunity Fund, Select Growth Fund, Special Situations Fund and Total Return Fund effective as of April 1, 2019 and that, as a result, the total expense ratios of such Funds would be reduced going forward. The Board noted that the Covered Call Strategy Fund, Hedged U.S. Equity Opportunities Fund and Premium Income Fund already charged Rule 12b-1 fees at such lower level. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the average account size of many of the First Investors funds is small by comparison to the industry average account size and that funds with small average account sizes generally have higher expense ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; and (iii) Broadridge expense

Board Considerations of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS EQUITY FUNDS

comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Broadridge’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Broadridge’s methodology, the Board believed that the data provided by Broadridge was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of Muzinich, Smith Group, Vontobel, WMC and Ziegler with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays Muzinich, Smith Group, Vontobel, WMC and Ziegler, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying Muzinich, Smith Group, Vontobel, WMC and Ziegler a fee directly. The Board also considered an arrangement pursuant to which Muzinich, Smith Group and Vontobel (but not the Sub-Advised Funds) each pays a portion of its sub-advisory fee to a solicitor that introduced each such subadviser to FIMCO. Muzinich, Smith Group, Vontobel, WMC and Ziegler provided, and the Board reviewed, information comparing the fees charged by Muzinich, Smith Group, Vontobel, WMC and Ziegler for services to the respective Sub-Advised Funds versus the fee rates of Muzinich, Smith Group, Vontobel, WMC and Ziegler for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Muzinich, Smith Group, Vontobel, WMC and Ziegler, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees Muzinich, Smith Group, Vontobel, WMC and Ziegler charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2018, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is substantially lower than the average of such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. Based on the information provided, the Board also noted that FIMCO operates the Premium Income Fund at a loss. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by Muzinich, Smith Group, Vontobel, WMC and Ziegler.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale as each Fund’s assets increase.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Muzinich, Smith Group, Vontobel, WMC and Ziegler as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO and each sub-adviser (except Muzinich and Ziegler) may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered the profits earned by FIS and the revenues received by FFS as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

Trustees and Officers*

Name, Year of Birth and Address	Position Held with Funds	Length of Time Served (Including with Predecessor Funds)	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held
DISINTERESTED TRUSTEES
Susan E. Artmann (1954) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee	Since 11/1/12	36	None
Principal Occupation During Past 5 Years: None/Retired.
Mary J. Barneby (1952) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee	Since 11/1/12	36	None
Principal Occupation During Past 5 Years: Chief Executive Officer, Girl Scouts of Connecticut (since October 2012).
Charles R. Barton, III (1965) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee	Since 1/1/06	36	None

Principal Occupation During Past 5 Years:

Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994) of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe Pierson Corporation (land holding and management services provider) (since 2004).

Arthur M. Scutro, Jr. (1941) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee and Chairman	Trustee since 1/1/06 and Chairman since 1/1/13	36	None
Principal Occupation During Past 5 Years: None/Retired

Name, Year of Birth and Address	Position Held with Funds	Length of Time Served (Including with Predecessor Funds)	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held
DISINTERESTED TRUSTEES (continued)
Mark R. Ward (1952) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee	Since 1/1/10	36	None
Principal Occupation During Past 5 Years: Self-employed, consultant (since 2008).

*	Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

Trustees and Officers* (continued)

Name, Year of Birth and Address	Position Held with Funds	Length of Time Served (Including with Predecessor Funds)	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held
OFFICERS WHO ARE NOT TRUSTEES
E. Blake Moore Jr. (1958) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	President	Since 2/22/2018	N/A	None

Principal Occupation During Past 5 Years:

President, Foresters Invesment Management Company, Inc. (since February 2018); Managing Director and Head of Americas, UBS Asset Management (Americas) Inc. (2015-2017); Executive Vice President , Mackenzie Investments (Canada) (2011-2014).

Joseph I. Benedek (1957) c/o Foresters Investment Management Company, Inc. Raritan Plaza I Edison, NJ 08837	Treasurer	Since 1988	N/A	None
Principal Occupation During Past 5 Years: Treasurer of Foresters Investment Management Company, Inc.
Scott K. Richardson (1966) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Secretary	Since 9/17/2018	N/A	None

Principal Occupation During Past 5 Years:

Senior Vice President, General Counsel/Chief Legal & Regulatory Officer, Foresters Investment Management Company, Inc. (since September 2018); Executive Director, Morgan Stanley Wealth Management (2005-2018).

Marc S. Milgram (1957) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Chief Compliance Officer	Since 2010	N/A	None
Principal Occupation During Past 5 Years: Chief Compliance Officer of Foresters Investment Management Company, Inc.

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

Shareholder Information

Investment Adviser
Foresters Investment Management Company, Inc.
40 Wall Street
New York, NY 10005

Subadviser
(Covered Call Strategy Fund and Premium Income Fund)
Ziegler Capital Management, LLC
70 W. Madison Street
Chicago, IL 60602

Subadviser
(Floating Rate Fund, Fund For Income, Investment Grade Fund, Limited Duration Bond Fund and Total Return Fund)
Muzinich & Co., Inc.
450 Park Avenue
New York, NY 10022

Subadviser
(Hedged U.S. Equity Opportunities Fund)
Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

Subadviser
(International Fund)
Vontobel Asset Management, Inc.
1540 Broadway
New York, NY 10036

Subadviser
(International Opportunities Bond Fund)
Brandywine Global Investment Management, LLC
1735 Market Street
Philadelphia, PA 19103

Subadviser
(Select Growth Fund)
Smith Asset Management Group, L.P.
100 Crescent Court
Dallas, TX 75201

Underwriter
Foresters Financial Services, Inc.
40 Wall Street
New York, NY 10005

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent
Foresters Investor Services, Inc.
Raritan Plaza I – 8th Floor
Edison, NJ 08837-3620

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street
Philadelphia, PA 19102

Legal Counsel
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-PORT for the first and third quarters of each fiscal year. The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

NOTES

Foresters Financial
40 Wall Street
New York, NY 10005

(1017727-11/19)
IEAR19

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. On February 22, 2018, revisions were made to the code of ethics to reflect the appointment of a new President of the First Investors Funds.

For the year ended September 30, 2019, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Registrant's Board has determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

		Fiscal Year Ended
		September 30,

		2019	2018
(a)	Audit Fees
	First Investors Equity Funds	$340,600	$331,650

(b)	Audit-Related Fees
	First Investors Equity Funds	$0	$0

(c)	Tax Fees
	First Investors Equity Funds	$58,300	$61,700

	Nature of services: tax returns preparation and tax compliance

(d)	All Other Fees
	First Investors Equity Funds	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2019 and 2018 were $180,100 and $180,100 respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a)       The Registrant's President and Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1)	Code of Ethics - Filed herewith

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(a)(3)	Not applicable

(a)(4)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Equity Funds

By	/s/ E. Blake Moore Jr.
E. Blake Moore Jr.
President and Principal Executive Officer

Date:	November 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/ s/ E. Blake Moore Jr.
E. Blake Moore Jr.
President and Principal Executive Officer

By	/s/ Joseph I. Benedek
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	November 25, 2019